SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-1A

REGISTRATION STATEMENT (NO. 33-73824)

UNDER

THE SECURITIES ACT OF 1933

Pre-Effective Amendment No.

Post-Effective Amendment No. 63

and

REGISTRATION STATEMENT

UNDER

THE INVESTMENT COMPANY ACT OF 1940

Investment Company Act File No. 811-8274

Amendment No. 65

MASSMUTUAL SELECT FUNDS

(Exact Name of Registrant as Specified in Declaration of Trust)

1295 State Street, Springfield, Massachusetts 01111

(413) 788-8411

Name and Address of Agent for Service

Andrew M. Goldberg, Esq.

Vice President, Secretary and Chief Legal Officer

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111

Copy to:

Timothy W. Diggins, Esq.

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, MA 02199-3600

It is proposed that this filing become effective on December 7, 2011 pursuant to paragraph (b) of rule 485.

TO THE SECURITIES AND EXCHANGE COMMISSION:

Registrant submits this Post-Effective Amendment No. 63 to its Registration Statement No. 33-73824 under the Securities Act of 1933 and this Amendment No. 65 to its Registration Statement No. 811-8274 under the Investment Company Act of 1940. This Post-Effective Amendment relates only to the MassMutual Select Indexed Equity Fund, MassMutual Select Growth Opportunities Fund, and MassMutual Select Mid-Cap Value Fund. No other information relating to any other series of Registrant is amended or superseded hereby.

MASSMUTUAL SELECT FUNDS

This Prospectus describes Class Z shares of the following Funds:

Fund Name	Class Z
MassMutual Select Indexed Equity Fund	MMIZX
MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund)	MMAZX
MassMutual Select Mid-Cap Value Fund	MLUZX

The Securities and Exchange Commission has not approved or disapproved these securities or passed upon the adequacy of this Prospectus. Any statement to the contrary is a crime.

PROSPECTUS

December 7, 2011

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MassMutual Select Indexed Equity Fund

INVESTMENT OBJECTIVE

The Fund seeks to approximate as closely as practicable (before fees and expenses) the capitalization-weighted total rate of return of that portion of the U.S. market for publicly-traded common stocks composed of larger-capitalized companies.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.10%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.09%
Total Annual Fund Operating Expenses	.19%
Fee Waiver	.10%
Total Annual Fund Operating Expenses after Fee Waiver(2)	.09%
(1)	Other expenses are based on estimated amounts for the first full fiscal year.
(2)	The expenses in the above table reflect a written agreement by MassMutual to (i) waive .05% of the management fees of the Fund and (ii) waive .05% of the administrative and shareholder services fee for Class Z shares of the Fund through March 31, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$9	$48	$94	$229

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 5% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

Under normal circumstances, the Fund invests at least 80% (and, typically, substantially all) of its net assets in the equity securities of companies included within the S&P 500® Index(1) (“Index”). The Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. As of January 31, 2011, the market capitalization range of companies included in the Index was $1.54 billion to $401.70 billion.

The Fund typically attempts to hold each of the stocks included in the Index in approximately the same weightings as in the Index. The Fund’s subadviser, Northern Trust Investments, Inc. (“NTI”), uses a process known as “optimization,” a statistical sampling technique, to invest in a statistically selected sample of the securities found in the Index instead of buying every stock in the Index. In doing so, NTI attempts to maximize the Fund’s liquidity and returns while minimizing its costs. The Fund may also invest in index futures in order to help the Fund’s returns approach the returns of a fully invested portfolio while enabling the Fund to keep cash on hand for liquidity purposes. Use of derivatives by the Fund may create investment leverage. The Fund may invest in illiquid securities. Because the Fund, unlike the Index, is subject to fees

(1) “Standard & Poor’s®,” “S&P®,” “Standard & Poor’s 500,” “500” and “S&P 500®” are trademarks of the McGraw-Hill Companies and have been licensed for use by the Fund. The Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, and Standard & Poor’s makes no representation regarding the advisability of investing in the Fund.

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and transaction expenses, the Fund’s returns are likely to be less than those of the Index. In addition, NTI’s use of optimization techniques may result in variance between the Fund’s performance and the Index’s returns. NTI expects that, under normal circumstances, the quarterly performance of the Fund, before fees and expenses, will track the performance of the S&P 500 Index within a 0.95 correlation coefficient.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Credit Risk The Fund is subject to the risk that the issuer of an investment held by the Fund or the counterparty to a transaction entered into by the Fund will be unable or unwilling to honor its obligations.

Derivatives Risk Derivatives involve risks different from, and potentially greater than, direct investments, including risks of imperfect correlation between the value of derivatives and underlying assets, counterparty default, potential losses that partially or completely offset gains, and illiquidity. Derivatives can create investment leverage and be highly volatile. Derivatives may result in losses greater than the amount invested. Many derivatives are traded in the over-the-counter market and not on exchanges.

Indexing Risk The Fund’s performance may not track the performance of the index exactly due to a number of factors, including fees and expenses of the Fund, and the Fund’s cash positions.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on December 7, 2011 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	2Q ’09,	15.92%	Lowest Quarter:	4Q ‘08,	-	22.13%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes.

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Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	14.57%	1.88%	0.98%

	Return After Taxes on Distributions	14.30%	1.61%	0.72%

	Return After Taxes on Distributions and Sale of Fund Shares	9.79%	1.58%	0.77%

S&P 500 Index (reflects no deduction for fees, expenses or taxes)		15.06%	2.29%	1.41%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadviser: Northern Trust Investments, Inc.

Portfolio Manager: Brent Reeder is a Senior Vice President at NTI. He has managed the Fund since April 2007.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Growth Opportunities Fund

INVESTMENT OBJECTIVE

This Fund seeks long-term capital appreciation.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.73%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.14%
Total Annual Fund Operating Expenses	.87%
Fee Waiver	.15%
Total Annual Fund Operating Expenses after Fee Waiver(2)	.72%
(1)	Other expenses are based on estimated amounts for the first full fiscal year.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .15% of the management fees of the Fund through March 31, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$74	$257	$462	$1,054

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 40% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

This Fund seeks to achieve its objective by investing primarily in equity securities of U.S. companies. Under normal market conditions, the Fund invests at least 80% of its net assets in equity securities. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. The Fund typically invests most of its assets in equity securities of U.S. companies, but may invest up to 20% of its total assets in foreign securities and American Depositary Receipts (“ADRs”), including emerging market securities. The Fund may hold a portion of its assets in cash or cash equivalents. The Fund is non-diversified, which means that it may hold larger positions in a smaller number of stocks than a diversified Fund.

The Fund is managed by two subadvisers, Sands Capital Management, LLC (“Sands Capital”) and Delaware Management Company (“DMC”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. Sands Capital seeks long-term capital appreciation by investing in stocks believed to have potential for dramatic wealth creation using bottom-up, fundamental research and focusing on six key investment criteria: sustainable, above average earnings growth, a leadership position in a promising business space, significant competitive advantages/unique business franchise, a clear mission and value-added focus, financial strength, and rational valuation relative to the market and business prospects. Sands Capital does not typically invest in companies with market capitalizations less than $1 billion. DMC seeks to select securities that it believes are undervalued in relation to their intrinsic value, as indicated by multiple factors, including the return on capital above

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its cost of capital. DMC will normally invest in common stocks of companies with market capitalizations of at least $3 billion at the time of purchase. Each subadviser may consider selling a security for the Fund, if, for example, in its judgment, the prospects for future growth do not look promising, a more attractive opportunity is identified, if fundamentals unexpectedly change or if valuations are stretched past fair value.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Growth Company Risk The prices of growth securities are often more sensitive to market fluctuations because of their heavy dependence on future earnings expectations, and can be more volatile than the market in general.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Non-Diversification Risk Because the Fund may invest its assets in a more limited number of issuers than a diversified fund, a decline in the market value of a particular security may affect the Fund’s value more than if the Fund were diversified.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely-held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

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Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1, 5, and 10 years compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on December 7, 2011 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	4Q ’01,	20.09%	Lowest Quarter:	4Q ‘08,	-	27.26%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Five Years	Ten Years
Class S	Return Before Taxes	20.27%	2.36%	-0.39%

	Return After Taxes on Distributions	20.27%	2.19%	-0.47%

	Return After Taxes on Distributions and Sale of Fund Shares	13.18%	1.94%	-0.37%

Russell 1000® Growth Index (reflects no deduction for fees, expenses or taxes)		16.71%	3.75%	0.02%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: Sands Capital Management, LLC

Delaware Management Company

Portfolio Managers:

Frank M. Sands, Jr., CFA is the Chief Investment Officer and Chief Executive Officer at Sands. He has managed the Fund since January 2004.

Jeffrey S. Van Harte, CFA is a Senior Vice President and Chief Investment Officer – Focus Growth Equity at DMC. He has managed the Fund since June 2006.

Christopher J. Bonavico, CFA is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

Christopher M. Ericksen, CFA is a Vice President, Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

Daniel J. Prislin, CFA is a Vice President, Senior Portfolio Manager and Equity Analyst at DMC. He has managed the Fund since June 2006.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

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TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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MassMutual Select Mid-Cap Value Fund

INVESTMENT OBJECTIVE

This Fund seeks growth of capital over the long-term.

FEES AND EXPENSES OF THE FUND

This table describes the fees and expenses that you may pay if you buy and hold shares of the Fund.

Shareholder Fees (fees paid directly from your investment)

Class Z
Maximum Sales Charge (Load) Imposed on Purchases (as a % of offering price)	None
Maximum Deferred Sales Charge (Load) (as a % of the lower of the original offering price or redemption proceeds)	None

Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment)

Class Z
Management Fees	.70%
Distribution and Service (Rule 12b-1) Fees	None
Other Expenses(1)	.15%
Total Annual Fund Operating Expenses	.85%
Fee Waiver	.10%
Total Annual Fund Operating Expenses after Fee Waiver(2)	.75%
(1)	Other expenses are based on estimated amounts for the first full fiscal year.
(2)	The expenses in the above table reflect a written agreement by MassMutual to waive .10% of the management fees of the Fund through March 31, 2013. The agreement can only be terminated by mutual consent of the Board of Trustees on behalf of the Fund and MassMutual.

Example

This example is intended to help you compare the cost of investing in the Fund with the cost of investing in other mutual funds. It assumes that you invest $10,000 in Class Z shares of the Fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment earns a 5% return each year and that the Fund’s operating expenses are exactly as described in the preceding table. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 Year	3 Years	5 Years	10 Years
Class Z	$77	$258	$458	$1,037

The figures shown above would be the same whether you sold your shares at the end of a period or kept them.

Portfolio Turnover

The Fund pays transaction costs, such as commissions, when it buys and sells securities (or “turns over” its portfolio). A higher portfolio turnover rate may indicate higher transaction costs and may result in higher taxes when Fund shares are held in a taxable account. These costs, which are not reflected in annual fund operating expenses or in the example, affect the Fund’s performance. During the most recent fiscal year, the Fund’s portfolio turnover rate was 143% of the average value of its portfolio.

INVESTMENTS, RISKS, AND PERFORMANCE

Principal Investment Strategies

The Fund invests primarily in equity securities of mid-capitalization companies that the subadvisers believe are undervalued. Equity securities may include common stocks, preferred stocks, securities convertible into common or preferred stock, rights and warrants. Under normal circumstances, the Fund invests at least 80% of its net assets in the stocks of mid-cap companies. The subadvisers currently define “mid-cap” companies as those whose market capitalizations at the time of purchase are between $500 million and $10 billion or fall within the market capitalization range of companies included in the Russell Midcap® Value Index (as of January 31, 2011, between $223 million and $18.17 billion). The Fund typically invests most of its assets in equity securities of U.S. companies, but may gain exposure to non-U.S. issuers through the purchase of American Depositary Receipts (“ADRs”). The Fund may also invest a portion of its assets in real estate investment trusts (“REITs”). The Fund may hold a portion of its assets in cash or cash equivalents.

The Fund is managed by two subadvisers, NFJ Investment Group LLC (“NFJ”) and Systematic Financial Management, L.P. (“Systematic”), each being responsible for a portion of the portfolio, but not necessarily equally weighted. NFJ uses a value investing style focusing on companies whose stocks the portfolio managers believe have low valuations. The portfolio managers classify the Fund selection universe by industry and then identify what they believe to be undervalued stocks in each industry to determine potential holdings for the Fund representing a broad range of industry groups. The portfolio managers then use quantitative factors to screen the Fund’s initial selection. To further narrow the universe, the portfolio managers analyze factors

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such as price momentum (i.e., changes in stock price relative to changes in overall market prices), earnings estimate revisions (i.e., changes in analysts’ earnings per share estimates) and fundamental changes. After still further narrowing the universe through a combination of qualitative analysis and fundamental research, the portfolio managers select 35 to 50 stocks for the Fund. Systematic utilizes a fundamental, bottom-up investment strategy in selecting securities for the Fund, based on, among other things, its analysis of a company’s financial characteristics and its assessment of the quality of a company’s management. Generally, Systematic expects to hold between 60 and 80 companies in its portion of the portfolio.

NFJ considers selling a stock when any of the factors leading to its purchase materially changes or when a more attractive candidate is identified, including when an alternative stock with strong fundamentals demonstrates a lower price-to-earnings ratio, a higher dividend yield or other favorable qualitative metrics. Systematic generally may consider selling a stock for the Fund if, for example, in its judgment, the stock’s price has appreciated to a level that Systematic considers to be the stock’s fair value, its analysis leads Systematic to anticipate downward earnings revisions for a company, a company experiences an unexpected earnings announcement, or Systematic identifies other investment opportunities that it believes to be more attractive.

Although the subadvisers may consider the factors described above in purchasing or selling investments, a subadviser may purchase, sell, or continue to hold an investment for the Fund whenever it believes that doing so may benefit the Fund or on the basis of any other factors it may at its discretion consider. The Fund may engage in active and frequent trading and may have a relatively high portfolio turnover rate.

Principal Risks

The following are the Principal Risks of the Fund. You have the potential to make money in the Fund, but you can also lose money.

Cash Position Risk The ability of the Fund to meet its objective may be limited to the extent that it holds assets in cash or otherwise uninvested.

Convertible Securities Risk Convertible securities are subject to the risks of both debt securities and equity securities. The values of convertible securities tend to decline as interest rates rise and, due to the conversion feature, tend to vary with fluctuations in the market value of the underlying common or preferred stock.

Foreign Investment Risk; Emerging Markets Risk; Currency Risk Foreign securities, including ADRs, are subject to additional risks compared to securities of U.S. issuers, including international trade, currency, political, regulatory and diplomatic risks. In addition, fluctuations in currency exchange rates may adversely affect the values of foreign securities and the price of the Fund’s shares. Emerging markets securities are subject to greater risks than securities issued in developed foreign markets, including less liquidity, greater price volatility, higher relative rates of inflation, greater political and economic instability, and greater volatility in currency exchange rates.

Frequent Trading/Portfolio Turnover Risk Portfolio turnover generally involves some expense to the Fund and may result in the realization of taxable capital gains (including short-term gains). The trading costs and tax effects associated with portfolio turnover may adversely affect the Fund’s performance.

Liquidity Risk Certain securities may be difficult (or impossible) to sell or positions difficult to close out at a desirable time and price, and the Fund may be required to hold an investment that is declining in value or be prevented from realizing capital gains.

Management Risk The Fund relies on the manager’s ability to achieve its investment objective. There can be no assurance that the Fund will achieve the desired results and the Fund may incur significant losses.

Market Risk The value of the Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable market-induced changes affecting particular industries, sectors, or issuers. Stock market prices in general may decline over short or extended periods, subjecting the Fund to unpredictable declines in the value of its shares and poor performance. The Fund is subject to risks affecting issuers, such as management performance, financial leverage, industry problems and reduced demand for goods or services.

Preferred Stock Risk Preferred stocks are subject to the risks associated with other types of equity securities, as well as additional risks, such as potentially greater volatility and risks related to deferral, non-cumulative dividends, subordination, liquidity, limited voting rights, and special redemption rights.

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REIT Risk Investments in REITs may be subject to risks similar to those associated with direct investment in real estate, as well as additional risks associated with equity investments.

Smaller and Mid-Cap Company Risk Market risk and liquidity risk are particularly pronounced for securities of smaller companies, which may trade less frequently and in smaller volumes than more widely- held securities, and may fluctuate in price more than other securities. Smaller companies may have limited product lines, markets, or financial resources and may be dependent on a limited management group; they may have been recently organized and have little or no track record of success.

Valuation Risk The Fund is subject to the risk of mispricing or improper valuation of its investments, in particular to the extent that its securities are fair valued.

Value Company Risk The value investment approach entails the risk that the market will not recognize a security’s intrinsic value for a long time, or that a stock judged to be undervalued may actually be appropriately priced.

Performance Information

The following bar chart and table provide some indication of the risks of investing in the Fund. The bar chart shows changes in the Fund’s performance from year to year for Class S shares. The table shows how the Fund’s average annual returns for 1 year, and since inception, compare with those of a broad measure of market performance. Performance is not shown for Class Z shares of the Fund because Class Z commenced on December 7, 2011 and does not have a full calendar year of returns. Performance is shown for Class S, which is offered in a separate Prospectus, and which invests in the same portfolio of securities as Class Z. Performance for Class Z would be substantially similar as for Class S and would differ only to the extent that the classes do not have the same expenses. Past performance (before and after taxes) is not necessarily an indication of how the Fund will perform in the future. More up-to-date performance information is available at http://www.massmutual.com/funds or by calling 1-888-309-3539.

Annual Performance

Class S Shares

Highest Quarter:	3Q ’09,	18.59%	Lowest Quarter:	4Q ’08,	-	22.99%

After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor’s tax situation and may differ from those shown. After-tax returns are not relevant to investors who hold Fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

Average Annual Total Returns

(for the periods ended December 31, 2010)

		One Year	Since Inception (08/29/06)
Class S	Return Before Taxes	23.43%	2.91%

	Return After Taxes on Distributions	23.19%	2.23%

	Return After Taxes on Distributions and Sale of Fund Shares	15.53%	2.17%

			Since 09/01/06
Russell Midcap Value Index (reflects no deduction for fees, expenses or taxes)		24.75%	2.57%

MANAGEMENT

Investment Adviser: Massachusetts Mutual Life Insurance Company

Subadvisers: NFJ Investment Group LLC

Systematic Financial Management, L.P.

Portfolio Managers:

Thomas W. Oliver, CFA, CPA is a Managing Director and Portfolio Manager at NFJ. He has managed the Fund since March 2010.

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Ben J. Fischer, CFA is a Managing Director at NFJ. He has managed the Fund since March 2010.

Jeff N. Reed, CFA is a Senior Vice President and Portfolio Manager at NFJ. He has managed the Fund since January 2011.

Ronald M. Mushock, CFA is the Lead Portfolio Manager of Mid Cap Portfolios at Systematic. He has managed the Fund since June 2009.

D. Kevin McCreesh, CFA is the Chief Investment Officer at Systematic. He has managed the Fund since June 2009.

PURCHASE AND SALE OF FUND SHARES

Shares of the Fund are generally available to retirement plans, other institutional investors and individual retirement accounts. Fund shares are redeemable on any business day by written request, telephone or internet (available to certain customers).

TAX INFORMATION

The Fund intends to make distributions that may be taxed as ordinary income or capital gains, unless you are an investor eligible for preferential tax treatment.

PAYMENTS TO BROKER-DEALERS AND OTHER FINANCIAL INTERMEDIARIES

If you purchase the Fund through a broker-dealer or other financial intermediary, the intermediary may receive a one-time or continuing payments from the Fund, MassMutual or its affiliates, or others for the sale of Fund shares or continuing shareholder services provided by the intermediary. These payments may create a conflict of interest by influencing the broker-dealer or other intermediary to recommend the Fund over another investment. You should contact your intermediary to obtain more information about the compensation it may receive in connection with your investment.

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Additional Information Regarding Investment Objectives and Principal Investment Strategies

Changes to Investment Objectives and Strategies.  Each Fund’s investment objective and strategies are non-fundamental and may be changed by the Board of Trustees (the “Trustees”) without shareholder approval.

Note Regarding Percentage Limitations.  All percentage limitations on investments in this Prospectus will apply at the time of investment, and will not be considered violated unless an excess or deficiency occurs or exists immediately after and as a result of the investment. (As a result, the actual investments making up a Fund’s portfolio may not at a particular time comport with any such limitation due to increases or decreases in the values of securities held by the Fund.) With respect to a Fund whose name suggests that the Fund focuses its investments in a particular type of investment or investments, or in investments in a particular industry or group of industries, and that has adopted a policy under Rule 35d-1 under the 1940 Act, such Fund’s policy to invest at least 80% of its net assets in certain investments may be changed by the Trustees upon at least 60 days’ prior written notice to shareholders. References in the discussion of these Funds’ investment policies to 80% of a Fund’s net assets refer to that percentage of the aggregate of the Fund’s net assets and the amount, if any, of borrowings by the Fund for investment purposes.

Credit Ratings.  Security ratings are determined at the time of investment based on ratings published by nationally recognized statistical rating organizations; if a security is not rated, it will be deemed to have the same rating as a security determined by the investment adviser or subadviser to be of comparable quality. Unless otherwise stated, if a security is rated by more than one nationally recognized statistical rating organization, the highest rating is used. The Fund may retain any security whose rating has been downgraded after purchase.

Duration.  Duration is a measure of the expected life of a debt security that is used to determine the sensitivity of the security’s value to changes in interest rates. The longer a security’s duration, the more sensitive it will be to changes in interest rates. Unlike the maturity of a debt security, which measures only the time until final payment is due, duration takes into account the time until all payments of interest and principal on a security are expected to be made, including how these payments are affected by prepayments and by changes in interest rates.

Temporary Defensive Positions.  At times, a Fund’s investment adviser or subadviser may determine that market conditions make pursuing a Fund’s basic investment strategy inconsistent with the best interests of its shareholders. At such times, the investment adviser or subadviser may (but will not necessarily), without notice, temporarily use alternative strategies primarily designed to reduce fluctuations in the values of a Fund’s assets. In implementing these defensive strategies, a Fund may hold assets without limit in cash and cash equivalents and in other investments that the investment adviser or subadviser believes to be consistent with the Fund’s best interests. If such a temporary defensive strategy is implemented, a Fund may not achieve its investment objective.

Portfolio Turnover.  Changes are made in a Fund’s portfolio whenever the investment adviser or subadviser believes such changes are desirable. Portfolio turnover rates are generally not a factor in making buy and sell decisions. A high portfolio turnover rate will result in higher costs from brokerage commissions, dealer-mark-ups, bid-ask spreads, and other transaction costs and may also result in a higher percentage of short-term capital gains and a lower percentage of long-term capital gains as compared to a fund that trades less frequently (short-term capital gains generally receive less favorable tax treatment in the hands of shareholders than do long-term capital gains). Such costs are not reflected in the Funds’ Total Annual Fund Operating Expenses set forth in the fee tables but do have the effect of reducing a Fund’s investment return.

Non-Principal Investments; Use of Derivatives; Securities Loans; Repurchase Agreements.  A Fund may hold investments that are not included in its principal investment strategies. These non-principal investments are described in the Statement of Additional Information (“SAI”) or below under “Additional Information Regarding Principal Risks.” A Fund also may choose not to invest in certain

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securities described in this Prospectus and in the SAI, even though it has the ability to do so. The Indexed Equity Fund may engage in transactions involving derivatives as part of its principal investment strategies; the disclosures of the principal investment strategies of the Fund include specific references to those derivatives transactions. Each of the other Funds may engage in derivatives transactions not as part of their principal investment strategies, and the Indexed Equity Fund may use other derivatives as part of its principal investment strategies as well. A Fund may use derivatives for hedging purposes, as a substitute for direct investment, to earn additional income, to adjust portfolio characteristics (including duration), to gain exposure to securities markets in which it might not be able to invest directly, to provide asset/liability management, or to take long or short positions on one or more equity securities of foreign currencies. Derivatives transactions may include, by way of example, foreign currency exchange transactions, options, futures contracts, interest rate swaps, total return swaps, credit default swaps, and hybrid instruments. Use of derivatives may give rise to investment leverage. See “Additional Information Regarding Principal Risks,” below, and the SAI for more information regarding those transactions.

A Fund may lend portfolio securities to broker-dealers and other financial intermediaries, and may enter into repurchase agreements. These transactions must be fully collateralized at all times, but involve some risk to a Fund if the other party should default on its obligation and the Fund is delayed or prevented from recovering the collateral, or if the Fund is required to return collateral to a borrower at a time when it may realize a loss on the investment of that collateral. A Fund may enter into securities loans and repurchase agreements as a non-principal investment strategy.

Risk of Substantial Redemptions.  If substantial numbers of shares in a Fund were to be redeemed at the same time or at approximately the same time, the Fund might be required to liquidate a significant portion of its investment portfolio quickly to meet the redemptions. A Fund might be forced to sell portfolio securities at prices or at times when it would otherwise not have sold them, resulting in a reduction in the Fund’s net asset value (“NAV”) per share; in addition, a substantial reduction in the size of a Fund may make it difficult for the investment adviser or subadviser to execute its investment program successfully for the Fund for a period following the redemptions. Similarly, the prices of the portfolio securities of a Fund might be adversely affected if one or more other investment accounts managed by the investment adviser or subadviser in an investment style similar to that of the Fund were to experience substantial redemptions and those accounts were required to sell portfolio securities quickly or at an inopportune time.

Foreign Securities. The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i) the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii) the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii) the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii), and (iii).

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Disclosure of Portfolio Holdings

A description of the Funds’ policies and procedures with respect to the disclosure of each Fund’s portfolio securities is available in the Funds’ SAI.

Additional Information Regarding Principal Risks

The Funds, by themselves, generally are not intended to provide a complete investment program. Investment in the Funds is intended to serve as part of a diversified portfolio of investments. An investment in a Fund is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The value of your investment in a Fund changes with the values of the investments in a Fund’s portfolio. Many things can affect those values. Factors that may have an important or significant effect on a particular Fund’s portfolio as a whole are called “Principal Risks.” These Principal Risks are summarized in this section. All Funds could be subject to additional risks (which the Funds have not currently identified as principal risks). Although the Funds strive to reach their stated goals, they cannot offer guaranteed results. You have the potential to make money in these Funds, but you can also lose money.

The SAI contains further information about the Funds, their investments and their related risks.

•	Cash Position Risk

A Fund may hold any portion of its assets in cash or cash equivalents at any time or for an extended time. A Fund’s investment adviser or subadviser will determine the amount of the Fund’s assets to be held in cash or cash equivalents at its sole discretion, based on such factors as it may consider appropriate under the circumstances. The portion of a Fund’s assets invested in cash and cash equivalents may at times exceed 25% of the Funds’ net assets. To the extent a Fund holds assets in cash and otherwise uninvested, the ability of the Fund to meet its objective may be limited.

•	Convertible Securities Risk

Convertible securities are debt securities that may be converted at either a stated price or stated rate into shares of common or preferred stock, and so are subject to the risks of investments in both debt securities and equity securities. Due to the conversion feature, convertible debt securities generally yield less than non-convertible securities of similar credit quality and maturity. The values of convertible securities tend to decline as interest rates rise. In addition, because of the conversion feature, the market values of convertible securities tend to vary with fluctuations in the market values of the underlying preferred and common stocks. A Fund’s investment in convertible securities may at times include securities that have a mandatory conversion feature, pursuant to which the securities convert automatically into stock at a specified date and conversion ratio, or that are convertible at the option of the issuer. When conversion is not at the option of the holder, a Fund may be required to convert the security into the underlying stock even at times when the value of the underlying common stock has declined substantially or it would otherwise be disadvantageous to do so.

•	Credit Risk

This is the risk that the issuer or the guarantor of a debt security, or the counterparty to a derivatives contract, repurchase agreement, or reverse repurchase agreement, or securities loan or other over-the-counter transaction, will be, or will be perceived to be, unable or unwilling to make timely principal, interest, and/or settlement payments, or otherwise to honor its obligations. It is possible that the ability of an issuer to meet its obligations will decline substantially during the period when the Fund owns securities of that issuer, or that the issuer will default on its obligations. An actual or perceived deterioration in the ability of an issuer to meet its obligations will likely have an adverse effect on the value of the issuer’s securities. Credit risk is particularly significant for Funds to the extent they invest in below investment grade securities. Credit risk is also generally greater for investments issued at less than their face values and required to make interest payments only at maturity rather than at intervals during the life of the investment. Credit rating agencies base their ratings largely on the issuer’s historical financial condition and the rating agencies’ investment analysis at the time of rating. The rating assigned to any particular

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investment does not necessarily reflect the issuer’s current financial condition, and does not reflect an assessment of an investment’s volatility or liquidity. Although investment grade investments generally have lower credit risk than investments rated below investment grade, they may share some of the risks of lower-rated investments, including the possibility that the issuers may be unable to make timely payments of interest and principal and thus default.

•	Currency Risk

Because foreign securities normally are denominated and traded in foreign currencies, the value of a Fund’s assets may be affected favorably or unfavorably by currency exchange rates, currency exchange control regulations, foreign withholding taxes, and restrictions or prohibitions on the repatriation of foreign currencies. A Fund may, but will not necessarily, engage in foreign currency transactions in order to protect against fluctuations in the value of holdings denominated in or exposed to other currencies, or, for certain Funds, to generate additional returns by buying currencies in excess of underlying equities when opportunities arise. Those currencies can decline in value relative to the U.S. dollar, or, in the case of hedging positions, the U.S. dollar can decline in value relative to the currency hedged. A Fund’s investment in foreign currencies may increase the amount of ordinary income recognized by the Fund.

Officials in foreign countries may from time to time take actions in respect of their currencies which could significantly affect the value of a Fund’s assets denominated in those currencies or the liquidity of such investments. For example, a foreign government may unilaterally devalue its currency against other currencies, which would typically have the effect of reducing the U.S. dollar value of investments denominated in that currency. A foreign government may also limit the convertibility or repatriation of its currency or assets denominated in its currency, which would adversely affect the U.S. dollar value and liquidity of investments denominated in that currency. In addition, although at times most of a Fund’s income may be received or realized in these currencies, the Fund will be required to compute and distribute its income in U.S. dollars. As a result, if the exchange rate for any such currency declines after the Fund’s income has been earned and translated into U.S. dollars but before payment to shareholders, the Fund could be required to liquidate portfolio securities to make such distributions. Similarly, if a Fund incurs an expense in U.S. dollars and the exchange rate declines before the expense is paid, the Fund would have to convert a greater amount of U.S. dollars to pay for the expense at that time than it would have had to convert at the time the Fund incurred the expense.

•	Derivatives Risk

Derivatives are financial contracts whose values depend upon, or are derived from, the value of an underlying asset, reference rate or index. Derivatives may relate to stocks, bonds, interest rates, currencies, credit exposures, currency exchange rates, commodities, related indexes or other assets. The use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities and other more traditional investments. Derivatives are subject to a number of potential risks described in this Prospectus, including market risk, credit risk, management risk, liquidity risk, and leveraging risk. Derivative products are highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. The use of a derivative requires an understanding not only of the underlying instrument or index but also of the derivative itself, often without the benefit of observing the performance of the derivative under all possible market conditions. (For example, successful use of a credit default swap may require, among other things, an understanding of both the credit of the company to which it relates and of the way the swap is likely to respond to changes in various market conditions and to factors specifically affecting the company.) The use of derivatives involves the risk that a loss may be sustained as a result of the failure of another party to the contract (typically referred to as a “counterparty”) to make required payments or otherwise to comply with the contract’s terms. Derivative transactions can create investment leverage and may be highly volatile. When a Fund uses a derivative instrument, it could lose more than the principal amount invested. Since the values of derivatives are calculated and derived from the values of

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other assets, reference rates, or indexes, there is greater risk that derivatives will be improperly valued. Derivatives also involve the risk that changes in the value of a derivative may not correlate perfectly with the relevant assets, rates, or indexes they are designed to hedge or to track closely, and the risk that a derivative transaction may not have the effect the Fund’s investment adviser or subadviser anticipated. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions when that would be beneficial. A liquid secondary market may not always exist for the Fund’s derivative positions at any time. If a derivative transaction is particularly large or if the relevant market is illiquid (as is the case with many privately negotiated derivatives), it may not be possible to initiate a transaction or liquidate a position at an advantageous price or at all. Use of derivatives may increase the amount of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

•

Futures Contract Risk. A Fund may enter into futures contracts, in which the Fund agrees to buy or sell certain financial instruments or index units or other assets on a specified future date at a specified price or level of interest rate. A Fund may also enter into contracts for the purchase or sale for future delivery of foreign currencies. If a Fund’s investment adviser or subadviser misjudges the direction of interest rates, markets, or foreign exchange rates, a Fund’s overall performance could suffer. The risk of loss could be far greater than the investment made because a futures contract requires only a small deposit to take a large position. A small change in a financial futures contract could have a substantial impact on a Fund, favorable or unfavorable.

•	Emerging Markets Risk

Investing in emerging market securities poses risks different from, and/or greater than, risks of investing in domestic securities or in the securities of foreign, developed countries. These risks may include, for example, smaller market-capitalization of securities markets, which may suffer periods of relative illiquidity; significant price volatility; restrictions on foreign investment; and possible repatriation of investment income and capital. In addition, foreign investors may be required to register the proceeds of sales, and future economic or political crises could lead to price controls, forced mergers, expropriation or confiscatory taxation, seizure, nationalization or the creation of government monopolies. The currencies of emerging market countries may experience significant declines against the U.S. dollar, and devaluation may occur subsequent to investments in these currencies by a Fund. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, negative effects on the economies and securities markets of certain emerging market countries. Although many of the emerging market securities in which a Fund may invest are traded on securities exchanges, they may trade in limited volume, and the exchanges may not provide all of the conveniences or protections provided by securities exchanges in more developed markets.

Additional risks of emerging market securities may include greater social, economic, and political uncertainty and instability; more substantial governmental involvement in the economy; less governmental supervision and regulation; unavailability of currency hedging techniques; companies that are newly organized and small; differences in auditing and financial reporting standards, which may result in unavailability of material information about issuers; and less developed legal systems. In addition, emerging securities markets may have different clearance and settlement procedures, which may be unable to keep pace with the volume of securities transactions or otherwise make it difficult to engage in such transactions. Settlement problems may cause a Fund to miss attractive investment opportunities, hold a portion of its assets in cash pending investment, or be delayed in disposing of a portfolio security.

•	Foreign Investment Risk

Investments in foreign securities entail a variety of risks. Funds investing in foreign securities and instruments may experience more rapid and extreme changes in value than funds that invest solely in U.S. companies. There may be a possibility of nationalization or expropriation of assets, confiscatory taxation, political or financial instability, and diplomatic developments that

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could affect the value of a Fund’s investments in certain foreign countries. In addition, there may be less information publicly available about a foreign issuer than about a U.S. issuer, and foreign issuers are not generally subject to accounting, auditing, and financial reporting standards and practices comparable to those in the United States. The securities of some foreign issuers are less liquid and at times more volatile than securities of comparable U.S. issuers. Foreign brokerage commissions and other fees are also generally higher than in the United States. Foreign settlement procedures and trade regulations may involve certain risks (such as delay in payment or delivery of securities or in the recovery of a Fund’s assets held abroad) and expenses not present in the settlement of domestic investments.

In addition, legal remedies available to investors in certain foreign countries may be more limited than those available to investors in the United States or in other foreign countries. The willingness and ability of foreign governmental entities to pay principal and interest on government securities depends on various economic factors, including the issuer’s balance of payments, overall debt level, and cash-flow considerations related to the availability of tax or other revenues to satisfy the issuer’s obligations. If a foreign governmental entity defaults on its obligations on the securities, a Fund may have limited recourse available to it. The laws of some foreign countries may limit a Fund’s ability to invest in securities of certain issuers located in those countries. Special tax considerations apply to a Fund’s investments in foreign securities. In addition, a Fund’s investments in foreign securities or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing or character of the Fund’s distributions.

Some Funds may also invest in foreign securities known as depositary receipts, in the form of ADRs, EDRs, GDRs, or other similar securities. An ADR is a U.S. dollar-denominated security issued by a U.S. bank or trust company that represents, and may be converted into, a foreign security. An EDR or a GDR is similar but is issued by a non-U.S. bank. Depositary receipts are subject to the same risks as direct investment in foreign securities. Depositary receipts may not necessarily be denominated in the same currency as the underlying securities into which they may be converted. Funds may invest in both sponsored and unsponsored depositary receipts. Unsponsored depositary receipts are organized independently and without the cooperation of the issuer of the underlying securities. As a result, available information concerning the issuers may not be as current for unsponsored depositary receipts and the prices of unsponsored depositary receipts may be more volatile than if such instruments were sponsored by the issuer.

•	Frequent Trading/Portfolio Turnover Risk

The length of time a Fund has held a particular security is not generally a consideration in investment decisions. The investment policies of a Fund may lead to frequent changes in the Fund’s investments, particularly in periods of volatile market movements, in order to take advantage of what the Fund’s investment adviser or subadviser believes to be temporary disparities in normal yield relationships between securities. A change in the securities held by a Fund is known as “portfolio turnover.” Portfolio turnover generally involves some expense to a Fund, including bid-asked spreads, dealer mark-ups and other transaction costs on the sale of securities and reinvestments in other securities, and may result in the realization of taxable capital gains (including short-term gains, which are generally taxed to shareholders at ordinary income rates). The trading costs and tax effects associated with portfolio turnover may adversely affect a Fund’s performance. Consult your tax advisor regarding the effect of a Fund’s portfolio turnover rate on your investments.

•	Growth Company Risk

Growth company securities tend to be more volatile in terms of price swings and trading volume than many other types of equity securities. Growth companies, especially technology related companies, have seen dramatic rises and falls in stock valuations. Funds that invest in growth companies are subject to the risk that the market may deem these companies’ stock prices over-valued, which could cause steep and/or volatile price swings. Also, since investors buy these stocks because of their expected superior earnings growth, earnings disappointments often result in sharp price declines.

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•	Indexing Risk

There are several reasons why an index Fund’s performance may not track the performance of the relevant index exactly. For example, the return on the securities and other investments selected by the investment adviser or subadviser may not correlate precisely with the return on the index. The Fund incurs a number of operating expenses not applicable to the index, and incurs costs in buying and selling securities. A Fund may not be fully invested at times, either as a result of cash flows into the Fund or reserves of cash held by the Fund to meet redemptions. The return on the sample of securities purchased by the investment adviser or subadviser, or futures or other derivative positions taken by the investment adviser or subadviser, to replicate the performance of the index may not correlate precisely with the return on the index.

•	Liquidity Risk

Liquidity risk is the risk that particular investments may be difficult to sell or terminate at favorable prices or times. The ability of a Fund to dispose of such illiquid positions at advantageous prices may be greatly limited, and a Fund may have to continue to hold such positions during periods when the investment adviser or subadviser otherwise would have sold them. Some securities held by a Fund may be restricted as to resale, and there is often no ready market for such securities. In addition, a Fund, by itself or together with other accounts managed by the investment adviser or subadviser, may hold a position in a security that is large relative to the typical trading volume for that security, which can make it difficult for the Fund to dispose of the position at an advantageous time or price. Market values for illiquid securities may not be readily available, and there can be no assurance that any fair value assigned to an illiquid security at any time will accurately reflect the price a Fund might receive upon the sale of that security. It is possible that, during periods of extreme market volatility or unusually high and unanticipated levels of redemptions, a Fund may be forced to sell large amounts of securities or terminate outstanding transactions more quickly than it normally would in the ordinary course of business. In such a case, the sale proceeds received by a Fund may be substantially less than if the Fund had been able to sell the securities or terminate the transactions in more orderly transactions, and the sale price may be substantially lower than the price previously used by the Fund to value the securities for purposes of determining the Fund’s NAV.

•	Management Risk

Each Fund is subject to management risk because it relies on the investment adviser’s and/or subadviser’s abilities to achieve its investment objective. A Fund’s investment adviser or subadviser manages the Fund based on its assessment of economic, financial, and market factors and its investment judgment. The investment adviser or subadviser may fail to ascertain properly the appropriate mix of securities for any particular economic cycle. A Fund’s investment adviser or subadviser applies its investment techniques and risk analyses in making investment decisions for the Fund, but there can be no guarantee that they will produce the desired result. Management risk includes the risk that poor security selection will cause a Fund to underperform relative to other funds with similar investment objectives, or that the timing of movements from one type of security to another could have a negative effect on the overall investment performance of the Fund.

•	Market Risk

The values of a Fund’s portfolio securities may decline, at times sharply and unpredictably, as a result of unfavorable broad market developments, which may affect securities markets generally or particular industries, sectors, or issuers. The values of a Fund’s investments may decline as a result of a number of such factors, including actual or perceived changes in general economic and market conditions, changes in interest rates, currency rates, or other rates of exchange, and changes in economic and competitive industry conditions. The possibility that security prices in general will decline over short or even extended periods subjects a Fund to unpredictable declines in the value of its shares, as well as potentially extended periods of poor performance.

•	Equity Markets Risk. Although stocks may outperform other asset classes over the long term, their prices tend to fluctuate more dramatically

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over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the stocks of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel.

•	Non-Diversification Risk

A “non-diversified” mutual fund may purchase larger positions in a smaller number of issuers than may a diversified mutual fund. Therefore, an increase or decrease in the value of the securities of a single issuer may have a greater impact on the Fund’s NAV.

•	Preferred Stock Risk

Like other equity securities, preferred stock is subject to the risk that its value may decrease based on actual or perceived changes in the business or financial condition of the issuer. In addition, if interest rates rise, the dividends on preferred stocks may be less attractive, causing the prices of preferred stocks to decline. Preferred stock may have mandatory sinking fund provisions or call/redemption provisions that can negatively affect its value when interest rates decline. In addition, in the event of liquidation of a corporation’s assets, the rights of preferred stock generally are subordinate to the rights associated with a corporation’s debt securities.

•	Real Estate Investment Trust Risk

An investment in a REIT may be subject to risks similar to those associated with direct ownership of real estate, including losses from casualty or condemnation, and changes in local and general economic conditions, supply and demand, interest rates, zoning laws, regulatory limitations on rents, property taxes and operating expenses. In addition, an investment in a REIT is subject to additional risks, such as poor performance by the manager of the REIT, adverse changes to the tax laws or failure by the REIT to qualify for tax-free pass-through of income under the Internal Revenue Code of 1986, as amended (the “Code”), and to the risk of general declines in stock prices. In addition, some REITs have limited diversification because they invest in a limited number of properties, a narrow geographic area, or a single type of property. A “mortgage” REIT that invests most or all of its assets in mortgages will be subject to many of the risks described above in respect of mortgage-backed securities. Also, the organizational documents of a REIT may contain provisions that make changes in control of the REIT difficult and time-consuming. As a shareholder in a REIT a Fund, and indirectly the Fund’s shareholders, would bear its ratable share of the REIT’s expenses and would at the same time continue to pay its own fees and expenses.

•	Smaller and Mid-Cap Company Risk

Smaller companies may have limited product lines, markets, or financial resources or they may depend on a few key employees. Such companies may have been recently organized and have little or no track record of success. Also, a Fund’s investment adviser or subadviser may not have had an opportunity to evaluate such newer companies’ performance in adverse or fluctuating market conditions. Market risk and liquidity risk are particularly pronounced for stocks of smaller companies. The securities of smaller companies may trade less frequently and in smaller volume than more widely held securities. The prices of these securities may fluctuate more sharply than those of other securities, and a Fund may experience some difficulty in establishing or closing out positions in these securities at prevailing market prices. There may be less publicly available information about the issuers of these securities or less market interest in such securities than in the case of larger companies, both of which can cause significant price volatility. Some securities of smaller issuers may be illiquid or may be restricted as to resale. Although mid-cap companies are larger than smaller companies, they may be subject to many of the same risks.

•	Valuation Risk

Due to the nature of some Fund’s investments and the market environment, a portion of a

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Fund’s assets may be valued at fair value pursuant to guidelines established by the Trustees. A Fund’s assets may be valued using prices provided by a pricing service or, alternatively, a broker-dealer or other market intermediary (sometimes just one broker-dealer or other market intermediary) when other reliable pricing sources may not be available. To the extent a Fund relies on a pricing service to value some or all of its portfolio securities, it is possible that the pricing information provided by the service will not reflect the actual price the Fund would receive upon sale of a security. In addition, to the extent a Fund sells a security at a price lower than the price it has been using to value the security, its NAV will be adversely affected. If a Fund has overvalued securities it holds, you may pay too much for the Fund’s shares when you buy into the Fund. If a Fund underestimates the price of its portfolio securities, you may not receive the full market value for your Fund shares when you sell.

•	Value Company Risk

A Fund may purchase some equity securities at prices below what the investment adviser or subadviser believes to be their fundamental value. The Funds bear the risk that the price of these securities may not increase to reflect what the investment adviser or subadviser believes to be their fundamental value or that the investment adviser or subadviser may have overestimated their fundamental value or that it may take a substantial period of time to realize that value.

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Management of the Funds

Investment Adviser

Massachusetts Mutual Life Insurance Company (“MassMutual”), located at 1295 State Street, Springfield, Massachusetts 01111, is the Funds’ investment adviser and is responsible for providing all necessary investment management and administrative services. Founded in 1851, MassMutual is a mutual life insurance company that provides a broad range of insurance, money management, retirement and asset accumulation products and services for individuals and businesses. As of December 31, 2010, MassMutual, together with its subsidiaries, had assets under management of approximately $448.3 billion.

In 2010, each Fund paid MassMutual an investment management fee based on a percentage of each Fund’s average daily net assets as follows: .10% for the Indexed Equity Fund; .73% for the Growth Opportunities Fund; and .70% for the Mid-Cap Value Fund.

A discussion regarding the basis for the Trustees approving any investment advisory contract of the Funds is available in the Funds’ semiannual report to shareholders dated June 30, 2011.

Each Fund also pays MassMutual an administrative and shareholder services fee at an annual rate based on a percentage of daily net assets for the applicable class of shares. The rate for Class Z shares of the Indexed Equity Fund is .06%. The rate for Class Z shares of the Growth Opportunities Fund is .09%. The rate for Class Z shares of the Mid-Cap Value Fund is .08%.

The MassMutual Retirement Services Investment Services Group is responsible for determining the allocation of portfolio assets and/or cash flows among subadvisers for those Funds with multiple subadvisers.

Subadvisers and Portfolio Managers

MassMutual contracts with the following subadvisers to help manage the Funds. Subject to the oversight of the Trustees, MassMutual has the ultimate responsibility to oversee the subadvisers and recommend their hiring, termination, and replacement.

Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, located at 2005 Market Street, Philadelphia, Pennsylvania 19103, manages a portion of the portfolio of the Growth Opportunities Fund. DMC is an indirect, wholly-owned subsidiary of Delaware Management Holdings, Inc. (“Delaware Investments”). As of December 31, 2010, Delaware Investments had approximately $150.3 billion in assets under management.

Jeffrey S. Van Harte, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Van Harte is a Senior Vice President and Chief Investment Officer – Focus Growth Equity. He is the chief investment officer for the Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Prior to joining Delaware Investments in April 2005 in his current position, Mr. Van Harte was a principal and executive vice president at Transamerica Investment Management. He has been managing portfolios and separate accounts for more than 20 years. Before becoming a portfolio manager, Mr. Van Harte was a securities analyst and trader for Transamerica Investment Services, which he joined in 1980.

Christopher J. Bonavico, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Bonavico is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Bonavico was most recently a principal and portfolio manager at Transamerica Investment Management, where he managed subadvised funds and institutional separate accounts. Before joining Transamerica in 1993, he was a research analyst for Salomon Brothers.

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Christopher M. Ericksen, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Ericksen is a Vice President, Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Ericksen was most recently a portfolio manager at Transamerica Investment Management, where he also managed institutional separate accounts. Before joining Transamerica in 2004, he was a vice president at Goldman Sachs. During his 10 years there, he worked in investment banking as well as investment management.

Daniel J. Prislin, CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Prislin is a Vice President, Senior Portfolio Manager and Equity Analyst. He joined Delaware Investments in April 2005 as a senior portfolio manager on the firm’s Focus Growth Equity team, which manages large-cap growth, smid-cap growth, all-cap growth and global growth portfolios. Mr. Prislin was most recently a principal and portfolio manager at Transamerica Investment Management, where he also managed subadvised funds and institutional separate accounts. Prior to joining Transamerica in 1998, he was a portfolio manager with The Franklin Templeton Group.

NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201, manages a portion of the portfolio of the Mid-Cap Value Fund. NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. As of December 31, 2010, NFJ managed approximately $35.88 billion in assets.

NFJ replaced Cooke & Bieler, L.P. as a co-subadviser of the Mid-Cap Value Fund on March 10, 2010.

Thomas W. Oliver, CFA, CPA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Oliver is a Managing Director and Portfolio Manager of NFJ. Prior to joining NFJ in 2005, Mr. Oliver was a manager of corporate reporting at Perot Systems Corporation which he joined in 1999. He began his career as an auditor with Deloitte & Touche in 1995. Mr. Oliver has over 15 years of experience in accounting, reporting, financial analysis and portfolio management.

Ben J. Fischer, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Fischer is a Managing Director of NFJ and is a founding partner of NFJ. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Previous to this, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. Mr. Fischer has over 45 years of experience in portfolio management, investment analysis and research.

Jeff N. Reed, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Reed is a Senior Vice President and Portfolio Manager of NFJ. Mr. Reed has over four years of experience in investment and financial analysis. He began his career as a credit analyst at Frost Bank in 2003, and then attended the University of Texas, where he received his MBA. Upon completion of business school in 2007, Mr. Reed joined NFJ.

Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603, manages the investments of the Indexed Equity Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended. It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System

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as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. As of December 31, 2010, Northern Trust Corporation, through its subsidiaries, had assets under custody of $4.1 trillion and assets under investment management of $643.6 billion.

Brent Reeder

is primarily responsible for the day-to-day management of the Indexed Equity Fund. Mr. Reeder is a Senior Vice President of NTI where he is responsible for the management of various equity and equity index portfolios. Mr. Reeder joined NTI in 1993, and has been a member of the quantitative management group for domestic index products and manages quantitative equity portfolios.

Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209, manages a portion of the portfolio of the Growth Opportunities Fund. As of December 31, 2010, Sands Capital had approximately $16.06 billion in assets under management.

Frank M. Sands, Jr., CFA

is a portfolio manager of a portion of the Growth Opportunities Fund. Mr. Sands, Jr., Chief Investment Officer and Chief Executive Officer, has been with Sands Capital since June 2000. Before joining Sands Capital, he was a Research Analyst, Portfolio Manager, and Principal at Fayez Sarofim & Co. from August 1994 to June 2000.

Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe East, 7th Floor, Teaneck, New Jersey 07666, manages a portion of the portfolio of the Mid-Cap Value Fund. Systematic was founded in 1982 and since 1995 has been a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. As of December 31, 2010, Systematic had approximately $9.6 billion in assets under management.

Ronald M. Mushock, CFA

is the lead portfolio manager of a portion of the Mid-Cap Value Fund. Mr. Mushock has been the lead portfolio manager for all of Systematic’s mid cap portfolios since their inception in 2000 and all of Systematic’s small/mid cap portfolios since their inception in 2002. Mr. Mushock became a partner of Systematic in 2005.

D. Kevin McCreesh, CFA

is a portfolio manager of a portion of the Mid-Cap Value Fund. Mr. McCreesh has been the Chief Investment Officer for Systematic since 2004 and has oversight responsibilities for all client portfolios. In addition, Mr. McCreesh serves as the lead portfolio manager for Systematic’s large and small cap portfolios. Mr. McCreesh joined Systematic as a portfolio manager in 1996.

The Funds’ SAI provides additional information about each portfolio manager’s compensation, other accounts managed by the portfolio managers and each portfolio manager’s ownership of securities in the relevant Fund.

MassMutual has received exemptive relief from the SEC to permit MassMutual to change subadvisers or hire new subadvisers for a number of the series of MassMutual Select Funds (the “Trust”) from time to time without obtaining shareholder approval. (In the absence of that exemptive relief, shareholder approval might otherwise be required.) Several other mutual fund companies have received similar relief. MassMutual believes having this authority is important, because it allows MassMutual to remove and replace a subadviser in a quick, efficient and cost-effective fashion when, for example, the subadviser’s performance is inadequate or the subadviser no longer is able to meet a Trust series investment objective and strategies. Pursuant to the exemptive relief, MassMutual will provide to a Fund’s shareholders, within 90 days of the hiring of a new subadviser, an information statement describing the new subadviser. MassMutual will not rely on this authority for any Fund unless the Fund’s shareholders have approved this arrangement. As of the date of this Prospectus, this exemptive relief is available to each Fund.

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Other Information

On December 7, 2010, the Trust was named as a defendant and putative member of the proposed defendant class of shareholders named in an adversary proceeding brought by The Official Committee of Unsecured Creditors of Tribune Company (the “Official Committee”) in the U.S. Bankruptcy Court for the District of Delaware, in connection with Tribune Company’s Chapter 11 bankruptcy proceeding (In re Tribune Company). The proceeding relates to a leveraged buyout transaction by which Tribune Company converted to a privately-held company in 2007, and the putative defendant class is comprised of beneficial owners of shares of Tribune Company who received proceeds of the leveraged buy-out. The Official Committee seeks to recover payments of those proceeds.

The potential amount sought to be recovered from the Indexed Equity Fund, plus interest and the Official Committee’s court costs, is approximately $1,186,430. The Fund cannot predict the outcome of this proceeding. If the proceeding were to be decided in a manner adverse to the Fund, or if the Fund were to enter into a settlement agreement with the Official Committee, the payment of such judgment or settlement could have a material adverse effect on the Fund’s net asset value.

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About the Classes of Shares – Class Z, I, S, Y, L, A and N Shares

Each Fund offers six Classes of shares: Class Z, Class S, Class Y, Class L, Class A and Class N shares. In addition, the Indexed Equity Fund also offers Class I shares. Class A shares have up-front sales charges and Class N shares have contingent deferred sales charges. Only Class A and Class N shares charge Rule 12b-1 fees. The shares offered by this Prospectus are Class Z shares.

All Classes of a Fund may not be available in every state. Currently, only Class A shares of each Fund are available in Montana, Nebraska and New Hampshire.

Class Z, Class I, Class S, Class Y and Class L shares are primarily offered to institutional investors through institutional distribution channels, such as employer-sponsored retirement plans or through broker-dealers, financial institutions or insurance companies. Class A and N shares are primarily offered through other distribution channels, such as broker-dealers or financial institutions. The different Classes have different fees, expenses and/or minimum investor size requirements. The difference in the fee structures among the Classes is the result of their separate arrangements for shareholder and distribution services and is not the result of any difference in amounts charged by MassMutual for investment advisory services. Accordingly, management fees do not vary by Class. Different fees and expenses of a Class will affect performance of that Class. For actual past expenses of each share class, see the fund-by-fund information earlier in this Prospectus. Investors may receive different levels of service in connection with investments in different classes of shares and intermediaries may receive different levels of compensation in connection with each share class. For additional information, call us toll free at 1-888-309-3539 or contact a sales representative or financial intermediary who offers the Classes.

Except as described below, all Classes of shares of a Fund have identical voting, dividend, liquidation and other rights, preferences, terms and conditions. The only differences among the various Classes are: (a) each Class may be subject to different expenses specific to that Class; (b) each Class has a different Class designation; (c) each Class has exclusive voting rights with respect to matters solely affecting such Class; (d) each Class offered in connection with a Rule 12b-1 Plan will bear the expense of the payments that would be made pursuant to that Rule 12b-1 Plan, and only that Class will be entitled to vote on matters pertaining to that Rule 12b-1 Plan; and (e) each Class will have different exchange privileges.

Each Class of a Fund’s shares invests in the same portfolio of securities. Because each Class will have different expenses, they will likely have different share prices. All Classes of shares are available for purchase by insurance company separate investment accounts.

Class Z shares of the Funds may also be purchased by the following Eligible Purchasers:

•	Qualified plans under Section 401(a) of the Code, Code Section 403(b) plans, Code Section 457 plans and non-qualified deferred compensation plans, where plan assets of the employer generally exceed or are expected to exceed $25 million.

•	Registered mutual funds and collective trust funds; and

•	Other institutional investors with assets generally in excess of $25 million.

Additional Information.

An institutional investor or plan may be permitted to purchase shares of a class even if the institutional investor or plan does not meet the minimum investment amounts set forth above, if MML Distributors, LLC (the “Distributor”) or MassMutual, as applicable, determines that the expected size (over time), servicing needs, or distribution or servicing costs for the institutional investor or plan are comparable to those of institutional investors or plans eligible to purchase shares of that class.

Eligible Purchasers must have an agreement with MassMutual or a MassMutual affiliate to purchase Class Z shares.

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Distribution Plans and Payments to Intermediaries

Shareholder and Distribution Fees.  Class Z shares of each Fund are purchased without a front-end sales charge. Therefore, 100% of an Investor’s money is invested in the Fund or Funds of its choice. Class Z shares do not have deferred sales charges or any Rule 12b-1 fees.

Compensation to Intermediaries

MassMutual may directly, or through the Distributor, pay up to .35% of the amount invested to intermediaries who provide services on behalf of Class Z shares. This compensation is paid by MassMutual from its own assets. The payments on account of Class Z shares will be based on criteria established by MassMutual. In the event that amounts paid by the Funds to MassMutual as administrative or management fees are deemed indirect financing of distribution or servicing costs for Class Z shares, the Funds have adopted distribution and servicing plans (i.e., Rule 12b-1 Plans) authorizing such payments. No additional fees are paid by the Funds under these plans. Annual compensation paid on account of Class Z shares will be paid quarterly, in arrears.

MassMutual may also make payments, out of its own assets, to intermediaries, including broker-dealers, insurance agents and other service providers, that relate to the sale of shares of the Funds or certain of MassMutual’s variable annuity contracts for which the Funds are underlying investment options.

This compensation may take the form of:

•	Payments to administrative service providers that provide enrollment, recordkeeping and other services to pension plans;

•	Cash and non-cash benefits, such as bonuses and allowances or prizes and awards, for certain brokers, administrative service providers and MassMutual insurance agents;

•	Payments to intermediaries for, among other things, training of sales personnel, conference support, marketing or other services provided to promote awareness of MassMutual’s products;

•	Payments to broker-dealers and other intermediaries that enter into agreements providing the Distributor with access to representatives of those firms or with other marketing or administrative services; and

•	Payments under agreements with MassMutual not directly related to the sale of specific variable annuity contracts or the Funds, such as educational seminars and training or pricing services.

These compensation arrangements are not offered to all intermediaries and the terms of the arrangements may differ among intermediaries. These arrangements may provide an intermediary with an incentive to recommend one mutual fund over another, one share class over another, or one insurance or annuity contract over another. You may want to take these compensation arrangements into account when evaluating any recommendations regarding the Funds or any contract using the Funds as investment options. You may contact your intermediary to find out more information about the compensation they may receive in connection with your investment.

Buying, Redeeming and Exchanging Shares

The Funds sell their shares at a price equal to their NAV plus any initial sales charge that applies (see “Determining Net Asset Value” below). Your purchase order will be priced at the next NAV calculated after the order is received in good form by the transfer agent, MassMutual or another intermediary authorized for this purpose. If you purchase shares through an intermediary, then, in order for your purchase to be based on a Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the New York Stock Exchange (“NYSE”) (normally, 4:00 p.m. Eastern time), and the intermediary must subsequently communicate the request properly to the Funds. The Funds will suspend selling their shares during any period when the determination of NAV is suspended. The Funds can reject any purchase order (generally within one Business Day) and can suspend purchases if it is in their best interest. A “Business Day” is every day the NYSE is open.

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The Funds redeem their shares at their next NAV computed after your redemption request is received by the transfer agent, MassMutual or another intermediary. If you redeem shares through an intermediary, then, in order for your redemption price to be based on a Fund’s next determined NAV, the intermediary must receive your request before the close of regular trading on the NYSE, and the intermediary must subsequently communicate the request properly to the Funds. You will usually receive payment for your shares within 7 days after your redemption request is received in good form. If, however, you request redemption of shares recently purchased by check, you may not receive payment until the check has been collected, which may take up to 15 days from time of purchase. The Funds can also suspend or postpone payment, when permitted by applicable law and regulations.

You can exchange shares of one Fund for the same class of shares of another series of the Trust. An exchange is treated as a sale of shares in one series and a purchase of shares in another series at the NAV next determined after the exchange request is received and accepted by the transfer agent, MassMutual or another intermediary. Exchange requests involving a purchase into any series (except the Strategic Bond Fund), however, will not be accepted if you have already made a purchase followed by a redemption involving the same series within the last 60 days. Your right to exchange shares is subject to applicable regulatory requirements or contractual obligations. The Funds may limit, restrict or refuse exchange purchases, if, in the opinion of MassMutual:

•	you have engaged in excessive trading;

•	a Fund receives or expects simultaneous orders affecting significant portions of the Fund’s assets;

•	a pattern of exchanges occurs which coincides with a market timing strategy; or

•	the Fund would be unable to invest the funds effectively based on its investment objectives and policies or if the Fund would be adversely affected.

The Funds reserve the right to modify or terminate the exchange privilege as described above on 60 days written notice.

The Funds do not accept purchase, redemption or exchange orders or compute their NAVs on days when the NYSE is closed. This includes: weekends, Good Friday and all federal holidays other than Columbus Day and Veterans Day. Certain foreign markets may be open on days when the Funds do not accept orders or price their shares. As a result, the NAV of a Fund’s shares may change on days when you will not be able to buy or sell shares.

How to Invest

When you buy shares of a Fund through an agreement with MassMutual, your agreement will describe how you need to submit buy, sell and exchange orders. Purchase orders must be accompanied by sufficient funds. You can pay by check or Federal Funds wire transfer. You must submit any buy, sell or exchange orders in “good form” as described in your agreement.

Frequent Trading Policies

Purchases and exchanges of shares of the Funds should be made for investment purposes only. The Funds discourage, and do not accommodate, excessive trading and/or market timing activity. Excessive trading and/or market timing activity involving the Funds can disrupt the management of the Funds. These disruptions can result in increased expenses and can have an adverse effect on fund performance.

MassMutual has adopted policies and procedures to help identify those individuals or entities MassMutual determines may be engaging in excessive trading and/or market timing trading activities. MassMutual monitors trading activity to enforce these procedures. However, those who engage in such activities may employ a variety of techniques to avoid detection. Therefore, despite MassMutual’s efforts to prevent excessive trading and/or market timing trading activities, there can be no assurance that MassMutual will be able to identify all those who trade excessively or employ a market timing strategy and curtail their trading in every instance.

The monitoring process involves scrutinizing transactions in fund shares that exceed certain monetary thresholds or numerical limits within a specified period of time. Trading activity identified by either, or a combination, of these factors, or as a

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result of any other information actually available at the time, will be evaluated to determine whether such activity might constitute excessive trading and/or market timing activity. When trading activity is determined by a Fund or MassMutual, in their sole discretion, to be excessive in nature, certain account-related privileges, such as the ability to place purchase, redemption and exchange orders over the internet, may be suspended for such account.

Determining Net Asset Value

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each Business Day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Trustees, and under the general oversight of the Trustees. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the Business Day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each Business Day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in

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the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Trustees, and under the general oversight of the Trustees.

The Funds’ valuation methods are more fully described in the SAI.

Taxation and Distributions

Each Fund intends to qualify each year as a regulated investment company under Subchapter M of the Code. A Fund’s intention to qualify as a regulated investment company may limit its ability to make certain investments, including without limitation, direct investments in commodities and certain commodity-related instruments. As a regulated investment company, a Fund will not be subject to Federal income taxes on its ordinary income and net realized capital gains that are distributed in a timely manner to its shareholders. However, a Fund’s failure to qualify as a regulated investment company would result in corporate level taxation, and consequently, a reduction in income available for distribution to shareholders. In addition, a Fund that fails to distribute at least 98% of its ordinary income for a calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending October 31 (or later if the Fund is permitted to elect and so elects) plus any retained amount from the prior year generally will be subject to a non-deductible 4% excise tax on the undistributed amount.

Certain investors, including most tax qualified plan investors, may be eligible for preferential Federal income tax treatment on distributions received from a Fund and dispositions of Fund shares. This Prospectus does not attempt to describe such preferential tax treatment. Any prospective investor that is a trust or other entity eligible for special tax treatment under the Code that is considering purchasing shares of a Fund, including either directly or indirectly through a life insurance company separate investment account, should consult its tax advisers about the Federal, state, local and foreign tax consequences particular to it, as should persons considering whether to have amounts held for their benefit by such trusts or other entities invested in shares of a Fund.

Investors are generally subject to Federal income taxes on distributions received in respect of their shares. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than by how long the shareholder held the shares. Distributions of a Fund’s ordinary income and short-term capital gains (i.e., gains from capital assets held for one year or less) are taxable to a shareholder as ordinary income whether received in cash or additional shares. Certain dividends may be eligible for the dividends-received deduction for corporate shareholders to the extent they are reported as such. Dividends reported as capital gain dividends (relating to gains from the sale of capital assets held by a Fund for more than one year) are taxable as long-term capital gains in the hands of an investor whether distributed in cash or additional shares. For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain, provided that holding period and other requirements are met at both the shareholder and Fund level. Fixed income funds generally do not expect a significant portion of their distributions to be derived from qualified dividend income. Long-term capital gain rates applicable to individuals have been reduced, in general to 15%, with a 0% rate applying to taxpayers in the 10% and 15% rate brackets, for taxable years beginning before January 1, 2013. It is currently unclear whether the special tax treatment of qualified dividend income and the long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

The nature of each Fund’s distributions will be affected by its investment strategies. A Fund whose investment return consists largely of interest, dividends and capital gains from short-term holdings will distribute largely ordinary income. A Fund whose return comes largely from the sale of long-term holdings will distribute largely capital gain dividends. Distributions are taxable to a shareholder even though they are paid from income or gains earned by a Fund prior to the shareholder’s investment and thus were included in the price paid by the shareholder for his or her shares.

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Each Fund intends to pay out as dividends substantially all of its net investment income (which comes from dividends and any interest it receives from its investments). Each Fund also intends to distribute substantially all of its net realized long- and short-term capital gains, if any, after giving effect to any available capital loss carryovers. For each Fund, distributions, if any, are declared and paid at least annually. Distributions may be taken either in cash or in additional shares of the respective Fund at the Fund’s NAV on the first Business Day after the record date for the distribution, at the option of the shareholder.

Any gain resulting from an exchange or redemption of an investor’s shares in a Fund will generally be subject to tax as long-term or short-term capital gain. A loss incurred with respect to shares of a Fund held for six months or less will be treated as a long-term capital loss to the extent of long-term capital gains dividends received with respect to such shares.

A Fund’s investments in foreign securities may be subject to foreign withholding or other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders of the Funds, however, generally will not be entitled to claim a credit or deduction with respect to such foreign taxes.

In addition, a Fund’s investments in foreign securities (including fixed income securities and derivatives) or foreign currencies may increase or accelerate the Fund’s recognition of ordinary income and may affect the timing, amount, or character of the Fund’s distributions.

Dividends (other than capital gain dividends) paid by a Fund to a person who is not a “United States person” within the meaning of the Code (a “foreign person”) are generally subject to withholding of U.S. federal income tax at a rate of 30% (or lower applicable treaty rate). However, effective for taxable years of a Fund beginning before January 1, 2012, a Fund generally is not required to withhold any amounts with respect to distributions of (i) U.S.-source interest income that, in general, would not be subject to U.S. federal income tax if earned directly by an individual foreign person, and (ii) net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by the Fund. The Funds, however, do not intend to report the portion of their distributions that would qualify as interest-related or short-term capital gain dividends. Capital gain dividends generally will not be subject to withholding.

The discussion above is very general. Shareholders should consult their tax advisers for more information about the effect that an investment in a Fund could have on their own tax situations, including possible federal, state, local and foreign taxes. Also, as noted above, this discussion does not apply to Fund shares held through tax-exempt retirement plans.

Index Descriptions

The Russell Midcap Value Index is a widely recognized, unmanaged index that measures the performance of those Russell Midcap companies (representing mid-capitalization U.S. common stocks) with lower price-to-book ratios and lower forecasted growth rates than securities in the growth universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The Russell 1000 Growth Index is an unmanaged index consisting of those Russell 1000 securities (representing the 1000 largest U.S. companies based on market capitalization) with greater than average growth orientation that tend to exhibit higher price-to-book ratios and higher forecasted growth rates than securities in the value universe. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

The S&P 500 Index is a widely recognized, unmanaged index representative of common stocks of larger capitalized U.S. companies. The Index does not reflect any deduction for fees, expenses or taxes and cannot be purchased directly by investors.

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MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

Learning More About the Funds

You can learn more about the Funds by reading the Funds’ Annual and Semiannual Reports and the SAI. You may obtain free copies of this information from the Funds or from the SEC using one or more of the methods set forth below. In the Annual and Semiannual Reports, you will find a discussion of market conditions and investment strategies that significantly affected each Fund’s performance during the period covered by the Report and a listing of each Fund’s portfolio securities as of the end of such period. The SAI provides additional information about the Funds and will provide you with more detail regarding the organization and operation of the Funds, including their investment strategies. The SAI is incorporated by reference into this Prospectus and is therefore legally considered a part of this Prospectus.

How to Obtain Information

From MassMutual Select Funds:  You may request information about the Funds free of charge (including the Annual/Semiannual Reports and the SAI) or make shareholder inquiries by calling 1-888-309-3539 or by writing MassMutual Select Funds, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, Massachusetts 01111-0111, Attention: Retirement Services Marketing. You may also obtain copies of the Annual/Semiannual Reports and the SAI free of charge at http://www.massmutual.com/funds.

From the SEC:  You may review and copy information about the Funds (including the Annual/ Semiannual Reports and the SAI) at the SEC’s Public Reference Room in Washington, D.C. (call 1-202-551-8090 for information regarding the operation of the SEC’s public reference room). You can get copies of this information, upon payment of a copying fee, by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-1520 or by electronic request at publicinfo@sec.gov. Alternatively, if you have access to the Internet, you may obtain information about the Funds from the SEC’s EDGAR database on its Internet site at http://www.sec.gov.

When obtaining information about the Funds from the SEC, you may find it useful to reference the Funds’ SEC file number: 811-8274.

MASSMUTUAL SELECT FUNDS

1295 State Street

Springfield, Massachusetts 01111

STATEMENT OF ADDITIONAL INFORMATION

THIS STATEMENT OF ADDITIONAL INFORMATION (“SAI”) IS NOT A PROSPECTUS. IT SHOULD BE READ IN CONJUNCTION WITH THE PROSPECTUS OF MASSMUTUAL SELECT FUNDS (THE “TRUST”) DATED DECEMBER 7, 2011, AS AMENDED FROM TIME TO TIME (THE “PROSPECTUS”). THIS SAI INCORPORATES HEREIN THE FINANCIAL STATEMENTS OF THE FUNDS BY REFERENCE TO THE FUNDS’ ANNUAL REPORT AS OF DECEMBER 31, 2010 (THE “ANNUAL REPORT”). TO OBTAIN A PROSPECTUS OR AN ANNUAL REPORT, CALL TOLL-FREE 1-888-309-3539, OR WRITE THE TRUST AT THE ABOVE ADDRESS.

This SAI relates to Class Z shares of the following Funds:

Fund Name	Class Z
MassMutual Select Indexed Equity Fund	MMIZX
MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund)	MMAZX
MassMutual Select Mid-Cap Value Fund	MLUZX

No dealer, salesman or any other person has been authorized to give any information or to make any representations, other than those contained in this SAI or in the related Prospectus, in connection with the offer contained herein, and, if given or made, such other information or representation must not be relied upon as having been authorized by the Trust or MML Distributors, LLC (the “Distributor”). This SAI and the related Prospectus do not constitute an offer by the Trust or by the Distributor to sell or a solicitation of any offer to buy any of the securities offered hereby in any jurisdiction to any person to whom it is unlawful to make such offer in such jurisdiction.

Dated December 7, 2011

GENERAL INFORMATION

MassMutual Select Funds (the “Trust”) is a professionally managed, open-end investment company. This Statement of Additional Information (“SAI”) describes the following 3 separate series of the Trust: (1) MassMutual Select Indexed Equity Fund (“Indexed Equity Fund”), (2) MassMutual Select Growth Opportunities Fund (formerly known as MassMutual Select Aggressive Growth Fund) (“Growth Opportunities Fund”) and (3) MassMutual Select Mid-Cap Value Fund (“Mid-Cap Value Fund”) (each individually referred to as a “Fund” or collectively as the “Funds”). Currently, the Trustees have authorized a total of 37 separate series. Additional series may be created by the Trustees from time-to-time.

The Trust is organized under the laws of The Commonwealth of Massachusetts as a Massachusetts business trust pursuant to an Agreement and Declaration of Trust dated May 28, 1993, as amended from time to time (the “Declaration of Trust”). The investment adviser for each of the Funds is Massachusetts Mutual Life Insurance Company (“MassMutual”). The subadviser for the Indexed Equity Fund is Northern Trust Investments, Inc. (“NTI”), located at 50 South LaSalle Street, Chicago, Illinois 60603. The subadvisers for the Growth Opportunities Fund are Sands Capital Management, LLC (“Sands Capital”), located at 1101 Wilson Boulevard, Suite 2300, Arlington, Virginia 22209 and Delaware Management Company (“DMC”), located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The subadvisers for the Mid-Cap Value Fund are NFJ Investment Group LLC (“NFJ”), located at 2100 Ross Avenue, Suite 700, Dallas, Texas 75201 and Systematic Financial Management, L.P. (“Systematic”), located at 300 Frank W. Burr Boulevard, Glenpointe E. Teaneck, New Jersey 07666.

ADDITIONAL INVESTMENT POLICIES

Each Fund has a distinct investment objective which it pursues through separate investment policies, as described in the Prospectus and below. The fundamental investment policies and fundamental investment restrictions of a Fund may not be changed without the vote of a majority of that Fund’s outstanding voting securities (which, under the Investment Company Act of 1940, as amended (the “1940 Act”) and the rules thereunder and as used in this SAI and in the Prospectus, means the lesser of (l) 67% of the shares of that Fund present at a meeting if the holders of more than 50% of the outstanding shares of that Fund are present in person or by proxy, or (2) more than 50% of the outstanding shares of that Fund). The Board of Trustees of the Trust (the “Board”) may adopt new or amend or delete existing non-fundamental investment policies and restrictions without shareholder approval. There is no guarantee that any Fund will achieve its investment objective.

The following discussion elaborates on the presentation of each Fund’s investment policies contained in the Prospectus. Unless otherwise specified, each Fund may engage in the investment practices and techniques described below to the extent consistent with such Fund’s investment objective and fundamental investment restrictions. Not all Funds necessarily will utilize all or any of these practices and techniques at any one time. Investment policies and restrictions described below are non-fundamental and may be changed by the Trustees without shareholder approval, unless otherwise noted. For a description of the ratings of corporate debt securities and money market instruments in which the various Funds may invest, reference should be made to the Appendix.

Indexed Equity Fund

The Indexed Equity Fund attempts to match the risk and return characteristics of the S&P 500® Index as closely as possible. The Fund may employ a statistical sampling technique known as “optimization,” which is described below, in an attempt to match the risk and return characteristics of the Index as closely as possible. The Indexed Equity Fund generally invests in securities of the companies in the S&P 500 Index in proportion to their index weightings. The Fund’s subadviser, NTI, seeks a correlation of 95% or better between the performance of the Fund, before expenses, and the S&P 500 Index. A figure of 100% would indicate perfect correlation.

Optimization.    The Indexed Equity Fund may not hold every one of the stocks in the S&P 500 Index. In an effort to run an efficient and effective strategy, the Fund may use the process of “optimization,” a statistical sampling technique. Optimization entails that the Fund first buy the stocks that make up the larger portions of the Index’s value in roughly the same proportion as the Index. Second, smaller stocks are analyzed and selected. In selecting smaller stocks, the subadviser tries to match the industry and risk characteristics of all of the smaller companies in the Index without buying all of those stocks. This approach attempts to maximize the Fund’s liquidity and returns while minimizing its costs.

The Indexed Equity Fund will generally invest at least 80% of its assets in stocks of companies included in the S&P 500 Index. The Fund may hold up to 20% of its assets in short-term debt securities, money market instruments and stock index futures and options. Futures and options are considered derivatives because they “derive” their value from a traditional security (like a stock or bond), asset or index. The Indexed Equity Fund intends to buy futures in anticipation of buying stocks. Futures and options on futures contracts are used as a low-cost method of gaining exposure to a particular securities market without investing directly in those securities. The Indexed Equity Fund also invests in derivatives to keep cash on hand to meet shareholder redemptions or other needs while maintaining exposure to the stock market.

Tracking Error.    There are several reasons why the performance of the Indexed Equity Fund may not track the Index exactly. Unlike an Index, the Fund incurs administrative expenses and transaction costs in trading stocks. In addition, the composition of the Index and the Fund’s portfolio may occasionally diverge. Furthermore, the timing and magnitude of cash inflows from investors buying shares could create balances of uninvested cash for the Fund. Conversely, the timing and magnitude of cash outflows to investors selling shares could require ready reserves of uninvested cash. Either situation would likely cause the Fund’s performance to deviate from the “fully invested” Index.

Disclaimer.    The Indexed Equity Fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s® (“S&P®”). S&P makes no representation or warranty, express or implied, to the Fund or any member of the public regarding the advisability of investing in securities generally or in the Fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the Fund is the licensing of certain trademarks and trade names of S&P without regard to the Fund. S&P has no obligation to take the needs of the Fund into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the Fund’s shares or the timing of the issuance or sale of the Fund’s shares or in the determination or calculation of the equation by which the Fund’s shares are to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the Fund’s shares.

S&P does not guarantee the accuracy and/or the completeness of the S&P 500 Index or any data included therein and S&P shall have no liability for any errors, omissions, or interruptions therein. S&P makes no warranty, express or implied, as to results to be obtained by the Fund, or any other person or entity from the use of the S&P 500 Index or any data included therein. S&P makes no express or implied warranties, and expressly disclaims all warranties of merchantability or fitness for a particular purpose or use with respect to the S&P 500 Index or any data included therein. Without limiting any of the foregoing, in no event shall S&P have any liability for any special, punitive, indirect, or consequential damages (including lost profits), even if notified of the possibility of such damages.

Asset-Based Securities

A Fund may invest in debt, preferred or convertible securities, the principal amount, redemption terms or conversion terms of which are related to the market price of some natural resource asset such as gold bullion. These securities are referred to as “asset-based securities.” A Fund will purchase only asset-based securities that are rated, or are issued by issuers that have outstanding debt obligations rated, investment grade (for example, AAA, AA, A or BBB by Standard & Poor’s Ratings Group (“S&P”) or Fitch Ratings (“Fitch”), or Baa by

Moody’s Investors Service, Inc. (“Moody’s”) or commercial paper rated A-1 by S&P or Prime-1 by Moody’s) or by issuers that the investment adviser or subadviser has determined to be of similar creditworthiness. Obligations ranked in the fourth highest rating category, while considered “investment grade,” may have certain speculative characteristics and may be more likely to be downgraded than securities rated in the three highest rating categories. If an asset-based security is backed by a bank letter of credit or other similar facility, the investment adviser or subadviser may take such backing into account in determining the creditworthiness of the issuer. While the market prices for an asset-based security and the related natural resource asset generally are expected to move in the same direction, there may not be perfect correlation in the two price movements. Asset-based securities may not be secured by a security interest in or claim on the underlying natural resource asset. The asset-based securities in which a Fund may invest may bear interest or pay preferred dividends at below market (or even relatively nominal) rates. Certain asset-based securities may be payable at maturity in cash at the stated principal amount or, at the option of the holder, directly in a stated amount of the asset to which it is related. In such instance, because no Fund presently intends to invest directly in natural resource assets, a Fund would sell the asset-based security in the secondary market, to the extent one exists, prior to maturity if the value of the stated amount of the asset exceeds the stated principal amount and thereby realize the appreciation in the underlying asset.

Precious Metal-Related Securities. A Fund may invest in the equity securities of companies that explore for, extract, process or deal in precious metals (e.g., gold, silver and platinum), and in asset-based securities indexed to the value of such metals. Such securities may be purchased when they are believed to be attractively priced in relation to the value of a company’s precious metal-related assets or when the values of precious metals are expected to benefit from inflationary pressure or other economic, political or financial uncertainty or instability. Based on historical experience, during periods of economic or financial instability the securities of companies involved in precious metals may be subject to extreme price fluctuations, reflecting the high volatility of precious metal prices during such periods. In addition, the instability of precious metal prices may result in volatile earnings of precious metal-related companies, which may, in turn, adversely affect the financial condition of such companies.

The major producers of gold include the Republic of South Africa, Russia, Canada, the United States, Brazil and Australia. Sales of gold by Russia are largely unpredictable and often relate to political and economic considerations rather than to market forces. Economic, financial, social and political factors within South Africa may significantly affect South African gold production.

Bank Capital Securities

Certain of the Funds may invest in bank capital securities. Bank capital securities are issued by banks to help fulfill their regulatory capital requirements. Many bank capital securities are commonly thought of as hybrids of debt and preferred stock. Some bank capital securities are perpetual (with no maturity date), callable, and have a cumulative interest deferral feature. This means that under certain conditions, the issuer bank can withhold payment of interest until a later date, likely increasing the credit and interest rate risks of an investment in those securities.

Bank Loans

Certain of the Funds may invest in bank loans including, for example, corporate loans, loan participations, direct debt, bank debt and bridge debt. A Fund may invest in a loan by lending money to a borrower directly as part of a syndicate of lenders. In a syndicated loan, the agent that originated and structured the loan typically administers and enforces the loan on behalf of the syndicate. In such cases, the agent is normally responsible for the collection of principal and interest payments from the borrower and the apportionment of these payments to the credit of all institutions that are parties to the loan agreement. A Fund will generally rely on the agent to receive and forward to the Fund its portion of the principal and interest payments on the loan. Failure by the agent to fulfill its obligations may delay or adversely affect receipt of payment by a Fund.

A Fund may invest in loans through novations, assignments and participation interests. In a novation, a Fund typically assumes all of the rights of a lending institution in a loan, including the right to receive payments of principal and interest and other amounts directly from the borrower and to enforce its rights as a lender directly against the borrower. When a Fund takes an assignment of a loan, the Fund acquires some or all of the interest of another lender (or assignee) in the loan. In such cases, the Fund may be required generally to rely upon the assignor to demand payment and enforce rights under the loan. (There may be one or more assignors prior in time to the Fund.) If a Fund acquires a participation in the loan made by a third party loan investor, the Fund typically will have a contractual relationship only with the loan investor, not with the borrower. As a result, a Fund may have the right to receive payments of principal, interest and any fees to which it is entitled only from the loan investor selling the participation and only upon receipt by such loan investor of such payments from the borrower. In connection with participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights with respect to any funds acquired by other loan investors through set-off against the borrower, and the Fund may not directly benefit from the collateral supporting the loan in which it has purchased the participation. As a result, a Fund assumes the credit risk of both the borrower and the loan investor selling the participation. In the event of the insolvency of the loan investor selling a participation, a Fund may be treated as a general creditor of such loan investor. In addition, because loan participations are not generally rated by independent credit rating agencies, a decision by a Fund to invest in a particular loan participation will depend almost exclusively on its investment adviser’s or subadviser’s credit analysis of the borrower.

Loans in which a Fund may invest are subject generally to the same risks as debt securities in which the Fund may invest. In addition, loans in which a Fund may invest, including bridge loans, are generally made to finance internal growth, mergers, acquisitions, stock repurchases, leveraged buy-outs and other corporate activities, including bridge loans. A significant portion of the loans purchased by a Fund may represent interests in loans made to finance highly leveraged corporate acquisitions, known as “leveraged buy-out” transactions, leveraged recapitalization loans and other types of acquisition financing. The highly leveraged capital structure of the borrowers in such transactions may make such loans especially vulnerable to adverse changes in economic or market conditions.

Loans generally are subject to restrictions on transfer, and only limited opportunities may exist to sell loans in secondary markets. As a result, a Fund may be unable to sell loans at a time when it may otherwise be desirable to do so or may be able to sell them only at a price that is less than their fair market value.

Certain of the loans acquired by a Fund may involve revolving credit facilities under which a borrower may from time to time borrow and repay amounts up to the maximum amount of the facility. In such cases, the Fund would have an obligation to advance its portion of such additional borrowings upon the terms specified in the loan participation. A Fund may be required to fund such advances at times and in circumstances where the Fund might not otherwise choose to make a loan to the borrower.

The value of collateral, if any, securing a loan can decline, or may be insufficient to meet the borrower’s obligations or difficult to liquidate. In addition, a Fund’s access to collateral may be limited by bankruptcy or other insolvency laws. If a secured loan is foreclosed, a Fund could become part owner of any collateral, and would bear the costs and liabilities associated with owning and disposing of the collateral. A bankruptcy or restructuring can result in the loan being converted to an equity ownership interest in the borrower. In addition, under legal theories of lender liability, a Fund potentially might be held liable as a co-lender.

Banking Relationships

NTI and its affiliates, including its parent Northern Trust Corporation, deal, trade and invest for their own account in the types of securities in which the Indexed Equity Fund may invest and may have deposit, loan and commercial banking relationships with the issuers of securities purchased by the Fund.

Borrowings

A Fund is required at all times to maintain its assets at a level at least three times the amount of all of its borrowings (the “300% asset coverage test”). Borrowings for this purpose include obligations under any futures contract on a debt obligation. The Securities and Exchange Commission (“SEC”) has taken the position that certain transactions, such as entering into reverse repurchase agreements, engaging in dollar roll transactions, selling securities short (other than short sales “against-the-box”), buying and selling certain derivatives (such as future contracts) and selling (or writing) put and call options, and other trading practices that have a leveraging effect on the capital structure of a fund or are economically equivalent to borrowing can be viewed as borrowing by the fund for purposes of the 1940 Act. A borrowing transaction will not be considered to constitute the issuance of a “senior security” by a fund, and therefore such transaction will not be subject to the 300% asset coverage requirement otherwise applicable to borrowings by a fund, if the fund (1) maintains an offsetting financial position; (2) segregates liquid assets equal (as determined on a daily mark-to-market basis) in value to the fund’s potential economic exposure under the borrowing transaction; or (3) otherwise “covers” the transaction in accordance with SEC guidance. Any borrowings that come to exceed the 300% asset coverage requirement will be reduced within three days (not including Sundays and holidays) to the extent necessary to comply with this requirement.

Cash Positions

Each Fund may hold cash or cash equivalents to provide for expenses and anticipated redemption payments and so that an orderly investment program may be carried out in accordance with the Fund’s investment policies. To provide liquidity, for temporary defensive purposes and to receive a return on uninvested cash during such periods, each Fund may invest in investment grade debt securities, government obligations, or money market instruments or money market mutual funds.

Common and Preferred Stocks

Stocks represent shares of ownership in a company. Generally, preferred stock has a specified dividend and ranks after bonds and before common stocks in its claim on income for dividend payments and on assets should the company be liquidated. After other claims are satisfied, common stockholders participate in company profits on a pro-rata basis. Profits may be paid out in dividends or reinvested in the company to help it grow. Increases and decreases in earnings are usually reflected in a company’s stock price, so common stocks generally have the greatest appreciation and depreciation potential of all corporate securities. While most preferred stocks pay a dividend, preferred stocks may be purchased where the issuer has omitted, or is in the danger of omitting, payment of its dividend. Such investments would be made primarily for their capital appreciation.

Concentration Policy

For purposes of each Fund’s concentration limitation as disclosed in this SAI, the Funds apply such policy to direct investments in the securities of issuers in a particular industry, as determined by a Fund’s investment adviser or subadviser. A Fund’s investment adviser or subadviser may analyze the characteristics of a particular issuer and security and assign an industry or sector classification consistent with those characteristics in the event that the third party classification provider used by the investment adviser or subadviser does not assign a classification or the investment adviser or subadviser, in consultation with the Fund’s Chief Compliance Officer, determines that another industry or sector classification is more appropriate.

Convertible Securities

The Funds may invest in debt or preferred equity securities convertible into, or exchangeable for, common stock at a stated price or rate. Traditionally, convertible securities have paid dividends or interest at rates higher than common stocks but lower than nonconvertible securities. They generally participate in the appreciation or depreciation of the underlying stock into which they are convertible, but to a lesser degree. In recent years, convertibles have been developed which combine higher or lower current income with options and other features. Convertible securities are subject to the risks of debt and equity securities.

Derivatives

General.    Derivatives are financial instruments whose values are based on the values of one or more indicators, such as a security, asset, currency, interest rate, or index. Derivative transactions can create investment leverage and may be highly volatile. It is possible that a derivative transaction will result in a loss greater than the principal amount invested. A Fund may not be able to close out a derivative transaction at a favorable time or price.

A Fund’s use of derivative instruments involves risks different from, and possibly greater than, the risks associated with investing directly in securities and other more traditional investments. Derivative products can be highly specialized instruments that may require investment techniques and risk analyses different from those associated with stocks and bonds. Derivatives are subject to a number of risks, such as potential changes in value in response to interest rate changes or other market developments or as a result of the counterparty’s credit quality and the risk that a derivative transaction may not have the effect a Fund’s investment adviser or subadviser anticipated. Derivatives also involve the risk of mispricing or improper valuation and the risk that changes in the value of a derivative may not correlate perfectly with the underlying asset, rate, or index. Derivative transactions can create investment leverage and may be highly volatile. When a Fund invests in a derivative instrument, it could lose more than the principal amount invested. Also, suitable derivative transactions may not be available in all circumstances, and there can be no assurance that a Fund will engage in these transactions to reduce exposure to other risks when that would be beneficial. Many derivative transactions are entered into “over the counter” (not on an exchange or contract market); as a result, the value of such a derivative transaction will depend on the ability and the willingness of the Fund’s counterparty to perform its obligations under the transaction. A Fund may be required to segregate certain of its assets on the books of its custodian with respect to derivatives transactions entered into by the Fund. A liquid secondary market may not always exist for a Fund’s derivative positions at any time. Use of derivatives may increase the amount and timing of taxes payable by shareholders. Although the use of derivatives is intended to enhance a Fund’s performance, it may instead reduce returns and increase volatility.

No Fund has the obligation to enter into derivatives transactions at any time or under any circumstances. In addition, nothing in this SAI is intended to limit in any way any purpose for which a Fund may enter into any type of derivatives transaction; a Fund may use derivatives transactions for hedging purposes or generally for purposes of enhancing its investment return.

Foreign Currency Exchange Transactions

A Fund may engage in foreign currency exchange transactions for hedging purposes in order to protect against uncertainty in the level of future foreign currency exchange rates, or for other, non-hedging purposes—for example, a Fund may take a long or short position with respect to a foreign currency in which none of the Fund’s assets or liabilities are denominated, or a position in excess of the amount of any such assets or liabilities, in order to take advantage of anticipated changes in the relative values of those currencies. There can be no assurance that appropriate foreign currency transactions will be available for a Fund at any time or that a Fund will enter into such transactions at any time or under any circumstances even if appropriate transactions are available to it. A Fund may purchase or sell a foreign currency on a spot (i.e., cash) basis at the prevailing spot rate in connection with transaction hedging. A Fund may also enter into contracts to purchase or sell foreign currencies at a future date (“forward contracts”) and purchase and sell foreign currency futures contracts. (Foreign currency futures contracts are similar to financial futures contracts, except that they typically contemplate the delivery of foreign currencies; see “Financial Futures Contracts,” below.) A Fund may also purchase or sell options on foreign currencies or options on foreign currency futures contracts.

A Fund may engage in both “transaction hedging” and “position hedging.” When it engages in transaction hedging, a Fund enters into foreign currency transactions with respect to specific receivables or payables of the Fund generally arising in connection with the purchase or sale of its portfolio securities. A Fund may engage in transaction hedging when it desires to “lock in” the U.S. dollar price of a security it has agreed to purchase or sell, or the U.S. dollar equivalent of a dividend or interest payment in a foreign currency. By transaction hedging, a Fund may attempt to protect against a possible loss resulting from an adverse change in the relationship between the U.S. dollar and the applicable foreign currency during the period between the date on which the security is purchased or sold or on which the dividend or interest payment is declared, and the date on which such payments are made or received.

When it engages in position hedging, a Fund enters into foreign currency exchange transactions to protect against a decline in the values of the foreign currencies in which securities held by the Fund are denominated or are quoted in their principal trading markets or an increase in the value of currency for securities which the Fund expects to purchase. The precise matching of the amounts of foreign currency exchange transactions and the value of the portfolio securities involved will not generally be possible since the future value of such securities in foreign currencies will change as a consequence of market movements in the values of those securities between the dates the currency exchange transactions are entered into and the dates they mature.

It is impossible to forecast with precision the market value of a Fund’s portfolio securities at the expiration or maturity of a forward or futures contract. Accordingly, it may be necessary for a Fund to purchase additional foreign currency on the spot market (and bear the expense of such purchase) if the market value of the security or securities being hedged is less than the amount of foreign currency a Fund is obligated to deliver and if a decision is made to sell the security or securities and make delivery of the foreign currency. Conversely, it may be necessary to sell on the spot market some of the foreign currency received upon the sale of the portfolio security or securities of a Fund if the market value of such security or securities exceeds the amount of foreign currency the Fund is obligated to deliver. To offset some of the costs of hedging against fluctuations in currency exchange rates, a Fund may write call options on those currencies.

Transaction and position hedging do not eliminate fluctuations in the underlying prices of the securities that a Fund owns or intends to purchase or sell. They simply establish a rate of exchange that one can achieve at some future point in time. Additionally, although these techniques tend to minimize the risk of loss due to a decline in the value of the hedged currency, they tend to limit any potential gain which might result from the increase in the value of such currency.

A Fund may also enter into foreign currency transactions to adjust generally the exposure of its portfolio to various foreign currencies. For example, a Fund with a large exposure to securities denominated in euros might want to continue to hold those securities, but to trade its exposure to the euro to exposure to, say, the Japanese Yen. In that case, the Fund might take a short position in the euro and a long position in the Yen. A Fund may also use foreign currency transactions to hedge the value of the Fund’s portfolio against the Fund’s benchmark index.

The value of any currency, including U.S. dollars and foreign currencies, may be affected by complex political and economic factors applicable to the issuing country. In addition, the exchange rates of foreign currencies (and therefore the values of foreign currency options, forward contracts, and futures contracts) may be affected significantly, fixed, or supported directly or indirectly by U.S. and foreign government actions. Government intervention may increase risks involved in purchasing or selling foreign currency options, forward contracts, and futures contracts, since exchange rates may not be free to fluctuate in response to other market forces. Foreign governmental restrictions or taxes could result in adverse changes in the cost of acquiring or disposing of foreign currencies.

Because foreign currency transactions occurring in the interbank market involve substantially larger amounts than those that may be involved in the use of foreign currency options, investors may be disadvantaged by having to deal in an odd lot market (generally consisting of transactions of less than $1 million) for the underlying foreign currencies at prices that are less favorable than for round lots.

There is no systematic reporting of last-sale information for foreign currencies and there is no regulatory requirement that quotations available through dealers or other market sources be firm or revised on a timely basis. Available quotation information is generally representative of very large transactions in the interbank market and thus may not reflect relatively smaller transactions (less than $1 million) where rates may be less favorable. The interbank market in foreign currencies is a global, around-the-clock market.

Currency Forward and Futures Contracts.    A foreign currency forward contract involves an obligation to purchase or sell a specific currency at a future date, which may be any fixed number of days from the date of the contract as agreed by the parties, at a price set at the time of the contract. In the case of a cancelable forward contract, the holder has the unilateral right to cancel the contract at maturity by paying a specified fee. The contracts are traded in the interbank market conducted directly between currency traders (usually large commercial banks) and their customers. A forward contract generally has no deposit requirement, and no commissions are charged at any stage for trades. A foreign currency futures contract is a standardized contract for the future delivery of a specified amount of a foreign currency at a future date at a price set at the time of the contract. Foreign currency futures contracts traded in the United States are designed by and traded on exchanges regulated by the Commodity Futures Trading Commission (the “CFTC”), such as the New York Mercantile Exchange.

Foreign currency forward contracts differ from foreign currency futures contracts in certain respects. For example, the maturity date of a forward contract may be any fixed number of days from the date of the contract agreed upon by the parties, rather than a predetermined date in a given month. Forward contracts may be in any amounts agreed upon by the parties rather than predetermined amounts. Also, forward foreign exchange contracts are traded directly between currency traders so that no intermediary is required. A forward contract generally requires no margin or other deposit.

At the maturity of a forward or futures contract, a Fund may either accept or make delivery of the currency specified in the contract, at or prior to maturity enter into a closing transaction involving the purchase or sale of an offsetting contract. Closing transactions with respect to forward contracts are usually effected with the currency trader who is a party to the original forward contract. Closing transactions with respect to futures contracts are effected on a commodities exchange and a clearing corporation associated with the exchange assumes responsibility for closing out such contracts.

Positions in foreign currency futures contracts and related options may be closed out only on an exchange or board of trade which provides a secondary market in such contracts or options. Although a Fund will normally purchase or sell foreign currency futures contracts and related options only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a secondary market on an exchange or board of trade will exist for any particular contract or option or at any particular time. In such event, it may not be possible to close a futures or related option position and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin on its futures positions.

The Funds may also engage in non-deliverable forward transactions to manage currency risk as well as to gain exposure to a currency, whether or not the Fund owns securities denominated in that currency. A non-deliverable forward is a transaction that represents an agreement between a Fund and a counterparty to buy or sell a specified amount of a particular currency at an agreed upon foreign exchange rate on a future date. Unlike other currency transactions, there is no physical delivery of the currency on the settlement of a non-deliverable forward transaction. Rather, the Fund and the counterparty agree to net the settlement by making a payment in U.S. dollars or another fully convertible currency that represents any difference between the foreign exchange rate agreed upon at the inception of the non-deliverable forward agreement and the actual exchange rate on the agreed upon future date. When currency exchange rates do not move as anticipated, a Fund could sustain losses on the non-deliverable forward transaction. This risk is heightened when the transactions involve currencies of emerging market countries.

Foreign Currency Options.    Options on foreign currencies operate similarly to options on securities, and are traded primarily in the over-the-counter market, although options on foreign currencies have recently been listed on several exchanges. Such options will be purchased or written only when an investment adviser or subadviser believes that a liquid secondary market exists for such options. There can be no assurance that a liquid secondary market will exist for a particular option at any specific time. Options on foreign currencies are affected by all of those factors which influence exchange rates and investments generally.

The value of a foreign currency option is dependent upon the value of the foreign currency and the U.S. dollar, and may have no relationship to the investment merits of a foreign security.

Foreign Currency Conversion.    Although foreign exchange dealers do not charge a fee for currency conversion, they do realize a profit based on the difference (the “spread”) between prices at which they buy and sell various currencies. Thus, a dealer may offer to sell a foreign currency to a Fund at one rate, while offering a lesser rate of exchange should a Fund desire to resell that currency to the dealer.

Foreign Currency Swap Agreements.    A Fund may invest in currency swaps to protect against adverse changes in exchange rates between the U.S. dollar and other currencies or as a means of making indirect investments in foreign currencies. Currency swaps involve the individually negotiated exchange by a Fund with another party of a series of payments in specified currencies in amounts determined pursuant to the terms of the swap agreement. (See “Swap Agreements and Options on Swap Agreements,” below.)

Financial Futures Contracts

A Fund may enter into futures contracts, including interest rate futures contracts, securities index futures contracts, and futures contracts on fixed income securities (collectively referred to as “financial futures contracts”).

A Fund may use interest rate futures contracts to adjust the interest rate sensitivity (duration) of its portfolio or the credit exposure of the portfolio. Interest rate futures contracts obligate the long or short holder to take or make delivery of a specified quantity of a financial instrument, such as a specific fixed-income security, during a specified future period at a specified price.

A Fund may use index futures contracts to hedge against broad market risks to its portfolio or to gain broad market exposure when it holds uninvested cash or as an inexpensive substitute for cash investments directly in securities or other assets. Securities index futures contracts are contracts to buy or sell units of a securities index at a specified future date at a price agreed upon when the contract is made and are settled in cash.

The following example illustrates generally the manner in which index futures contracts operate. The Standard & Poor’s 100 Stock Index (the “S&P 100 Index”) is composed of 100 selected common stocks, most of which are listed on the New York Stock Exchange (the “NYSE”). The S&P 100 Index assigns relative weightings to the common stocks included in the Index, and the Index fluctuates with changes in the market values of those common stocks. In the case of the S&P 100 Index, contracts are to buy or sell 100 units. Thus, if the value of the S&P 100 Index were $180, one contract would be worth $18,000 (100 units x $180). The stock index futures contract specifies that no delivery of the actual stocks making up the index will take place. Instead, settlement in cash must occur upon the termination of the contract, with the settlement being the difference between the contract price and the actual level of the stock index at the expiration of the contract. For example, if a Fund enters into a stock index futures contract to buy 100 units of the S&P 100 Index at a specified future date at a contract price of $180 and the S&P 100 Index is at $184 on that future date, the Fund will gain $400 (100 units x gain of $4). If the Fund enters into a stock index futures contract to sell 100 units of the stock index at a specified future date at a contract price of $180 and the S&P 100 Index is at $182 on that future date, the Fund will lose $200 (100 units x loss of $2).

Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures.

There are special risks associated with entering into financial futures contracts. The skills needed to use financial futures contracts effectively are different from those needed to select a Fund’s investments. There may be an imperfect correlation between the price movements of financial futures contracts and the price movements of the securities in which a Fund invests. There is also a risk that a Fund will be unable to close a position in a financial futures contract when desired because there is no liquid secondary market for it.

The risk of loss in trading financial futures contracts can be substantial due to the low margin deposits required and the extremely high degree of leverage involved in futures pricing. Relatively small price movements in a financial futures contract could have an immediate and substantial impact, which may be favorable or unfavorable to a Fund. It is possible for a price-related loss to exceed the amount of a Fund’s margin deposit.

Although some financial futures contracts by their terms call for the actual delivery or acquisition of securities at expiration, in most cases the contractual commitment is closed out before expiration. The offsetting of a contractual obligation is accomplished by purchasing (or selling as the case may be) on a commodities or futures exchange an identical financial futures contract calling for delivery in the same month. Such a transaction, if effected through a member of an exchange, cancels the obligation to make or take delivery of the securities. A Fund will incur brokerage fees when it purchases or sells financial futures contracts, and will be required to maintain margin deposits. If a liquid secondary market does not exist when a Fund wishes to close out a financial futures contract, it will not be able to do so and will continue to be required to make daily cash payments of variation margin in the event of adverse price movements.

Each Fund has claimed an exclusion from the definition of the term “commodity pool operator” under the Commodity Exchange Act (the “CEA”) and, therefore, is not subject to registration or regulation as a pool operator under the CEA.

Margin Payments.    When a Fund purchases or sells a financial futures contract, it is required to deposit with the broker an amount of cash, U.S. Treasury bills, or other permissible collateral equal to a small percentage of the amount of the financial futures contract. This amount is known as “initial margin.” The nature of initial margin is different from that of margin in security transactions in that it does not involve borrowing money to finance transactions. Rather, initial margin is similar to a performance bond or good faith deposit that is returned to a Fund upon termination of the contract, assuming the Fund satisfies its contractual obligations.

Subsequent payments to and from the broker occur on a daily basis in a process known as “marking to market.” These payments are called “variation margin” and are made as the value of the underlying financial futures contract fluctuates. For example, when a Fund sells an index futures contract and the price of the underlying index rises above the delivery price, the Fund’s position declines in value. The Fund then pays the broker a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract. Conversely, if the price of the underlying index falls below the delivery price of the contract, the Fund’s futures position increases in value. The broker then must make a variation margin payment equal to the difference between the delivery price of the index futures contract and the value of the index underlying the index futures contract.

When a Fund terminates a position in a financial futures contract, a final determination of variation margin is made, additional cash is paid by or to the Fund, and the Fund realizes a loss or a gain. Such closing transactions involve additional commission costs.

Options on Financial Futures Contracts.    A Fund may purchase and write call and put options on financial futures contracts. An option on a financial futures contract gives the purchaser the right, in return for the premium paid, to assume a position in a financial futures contract (a long position if the option is a call and a short position if the option is a put) at a specified exercise price at any time during the period of the option. Upon exercise of the option, the holder would assume the underlying futures position and would receive a variation margin payment of cash or securities approximating the increase in the value of the holder’s option position. If an option is exercised on the last trading day prior to the expiration date of the option, the settlement will be made entirely in cash. Purchasers of options who fail to exercise their options prior to the exercise date suffer a loss of the premium paid.

Special Risks of Transactions in Financial Futures Contracts and Related Options.    Financial futures contracts entail risks. The risks associated with purchasing and writing put and call options on financial futures contracts can be influenced by the market for financial futures contracts. An increase in the market value of a financial futures contract on which the Fund has written an option may cause the option to be exercised. In this situation, the benefit to a Fund would be limited to the value of the exercise price of the option and, if a Fund closes out the option, the cost of entering into the offsetting transaction could exceed the premium the Fund initially received for writing the option. In addition, a Fund’s ability to enter into an offsetting transaction depends upon the market’s demand for such financial futures contracts. If a purchased option expires unexercised, a Fund would realize a loss in the amount of the premium paid for the option.

If an investment adviser’s or subadviser’s judgment about the general direction of interest rates or markets is wrong, the overall performance may be poorer than if no financial futures contracts had been entered into.

Liquidity risks.    Positions in financial futures contracts may be closed out only on an exchange or board of trade which provides a secondary market for such futures. Although the Funds intend to purchase or sell financial futures contracts only on exchanges or boards of trade where there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange or board of trade will exist for any particular contract or at any particular time. If there is not a liquid secondary market at a particular time, it may not be possible to close a position in a financial futures contract at such time and, in the event of adverse price movements, a Fund would continue to be required to make daily cash payments of variation margin. However, in the event financial futures contracts are used to hedge portfolio securities, such securities will not generally be sold until the financial futures contracts can be terminated. In such circumstances, an increase in the price of the portfolio securities, if any, may partially or completely offset losses on the financial futures contracts.

The ability to establish and close out positions in options on financial futures contracts will be subject to the development and maintenance of a liquid secondary market. It is not certain that such a market will develop. Although a Fund generally will purchase only those options for which there appears to be an active secondary market, there is no assurance that a liquid secondary market on an exchange will exist for any particular option or at any particular time. In the event no such market exists for particular options, it might not be possible to effect closing transactions in such options, with the result that a Fund would have to exercise the options in order to realize any profit.

Hedging risks.    There are several risks in connection with the use by a Fund of financial futures contracts and related options as a hedging device. One risk arises because of the imperfect correlation between movements in the prices of the financial futures contracts and options and movements in the underlying securities or index or movements in the prices of a Fund’s securities which are the subject of a hedge.

Successful use of financial futures contracts and options by a Fund for hedging purposes is also subject to an investment adviser’s or subadviser’s ability to predict correctly movements in the direction of the market. It is possible that, where a Fund has purchased puts on financial futures contracts to hedge its portfolio against a decline in the market, the securities or index on which the puts are purchased may increase in value and the value of securities held in the portfolio may decline. If this occurred, the Fund would lose money on the puts and also experience a decline in the value of its portfolio securities. In addition, the prices of financial futures contracts, for a number of reasons, may not correlate perfectly with movements in the underlying securities or index due to certain market distortions. First, all participants in the futures market are subject to margin deposit requirements. Such requirements may cause investors to close financial futures contracts through offsetting transactions which could distort the normal relationship between the underlying security or index and futures markets. Second, the margin requirements in the futures markets are less onerous than margin requirements in the securities markets in general, and as a result the futures markets may attract more speculators than the securities markets do. Increased participation by speculators in the futures markets may also cause temporary price distortions. Due to the possibility of price distortion, even a correct forecast of general market trends by an investment adviser or subadviser still may not result in a successful hedging transaction over a very short time period.

Other Risks.    A Fund will incur brokerage fees in connection with its transactions in financial futures contracts and related options. In addition, while financial futures contracts and options on financial futures contracts will be purchased and sold to reduce certain risks, those transactions themselves entail certain other risks. Thus, while a Fund may benefit from the use of financial futures contracts and related options, unanticipated changes in interest rates or stock price movements may result in a poorer overall performance for the Fund than if it had not entered into any financial futures contracts or options transactions. Moreover, in the event of an imperfect correlation between the position in the financial futures contract and the portfolio position that is intended to be protected, the desired protection may not be obtained and the Fund may be exposed to risk of loss.

Swap Agreements and Options on Swap Agreements

A Fund may engage in swap transactions, including interest rate swap agreements, credit default swaps, and total return swaps. A Fund may enter into swap transactions for any purpose consistent with its investment objectives and policies, such as for the purpose of attempting to obtain or preserve a particular return or spread at a lower cost than obtaining a return or spread through purchases and/or sales of instruments in other markets, as a duration management technique, to protect against any increase in the price of securities a Fund anticipates purchasing at a later date, or to gain exposure to certain markets in the most economical way possible.

Swap agreements are two party contracts entered into primarily by institutional investors for periods ranging from a few weeks to more than one year. In a standard “swap” transaction, two parties agree to exchange the returns (or differentials in rates of return) earned or realized on particular predetermined investments or instruments, which may be adjusted for an interest factor. The gross returns to be exchanged or “swapped” between the parties are generally calculated with respect to a “notional amount,” (i.e., the return on or increase in value of a particular dollar amount invested at a particular interest rate or in a “basket” of securities representing a particular index). When a Fund enters into an interest rate swap, it typically agrees to make payments to its counterparty based on a specified long- or short-term interest rate, and will receive payments from its counterparty based on another interest rate. Other forms of swap agreements include interest rate caps, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates exceed a specified rate, or “cap”; interest rate floors, under which, in return for a specified payment stream, one party agrees to make payments to the other to the extent that interest rates fall below a specified rate, or “floor”; and interest rate collars, under which a party sells a cap and purchases a floor or vice versa in an attempt to protect itself against interest rate movements exceeding given minimum or maximum levels. A Fund may enter into an interest rate swap in order, for example, to hedge against the effect of interest rate changes on the value of specific securities in its portfolio, or to adjust the interest rate sensitivity (duration) or the credit exposure of its portfolio overall, or otherwise as a substitute for a direct investment in debt securities.

A Fund may enter into total return swaps. In a total return swap, one party typically agrees to pay to the other a short-term interest rate in return for a payment at one or more times in the future based on the increase in the value of an underlying security or other asset, or index of securities or assets; if the underlying security, asset, or index declines in value, the party that pays the short-term interest rate must also pay to its counterparty a payment based on the amount of the decline. A Fund may take either side of such a swap, and so may take a long or short position in the underlying security, asset, or index. A Fund may enter into a total return swap to hedge against an exposure in its portfolio (including to adjust the duration or credit quality of a Fund’s bond portfolio) or generally to put cash to work efficiently in the markets in anticipation of, or as a replacement for, cash investments. A Fund may also enter into a total return swap to gain exposure to securities or markets in which it might not be able to invest directly (in so-called market access transactions).

A Fund also may enter into credit default swap transactions. In a credit default swap, one party provides what is in effect insurance against a default or other adverse credit event affecting an issuer of debt securities (typically referred to as a “reference entity”). In general, the protection “buyer” in a credit default swap is obligated to pay the protection “seller” an upfront amount or a periodic stream of payments over the term of the swap. If a “credit event” occurs, the buyer has the right to deliver to the seller bonds or other obligations of the reference entity (with a value up to the full notional value of the swap), and to receive a payment equal to the par value of the bonds or other obligations. Credit events that would trigger a request that the seller make payment are specific to each credit default swap agreement, but generally include bankruptcy, failure to pay, restructuring, obligation acceleration, obligation default or repudiation/moratorium. A Fund may be either the buyer or seller in a credit default swap transaction. When a Fund buys protection, it may or may not own securities of the reference entity. If it does own securities of the reference entity, the swap serves as a hedge against a decline in the value of the securities due to the occurrence of a credit event involving the issuer of the securities. If the Fund does not own securities of the reference entity, the credit default swap may be seen to create a short position in the reference entity. If a Fund is a buyer and no credit event occurs, the Fund will typically recover nothing under the swap, but will have had to pay the required upfront payment or stream of continuing payments under the swap. When a Fund sells protection under a credit default swap, the position may have the effect of creating leverage in the Fund’s portfolio through the Fund’s indirect long exposure to the issuer or securities on which the swap is written. When a Fund sells protection, it may do so either to earn additional income or to create such a “synthetic” long position. Credit default swaps involve general market risks, illiquidity risk, counterparty risk, and credit risk.

A Fund may also enter into options on swap agreements (“swaptions”). A swaption is a contract that gives a counterparty the right (but not the obligation) to enter into a new swap agreement or to shorten, extend, cancel, or otherwise modify an existing swap agreement, at some designated future time on specified terms. A Fund may write (sell) and purchase put and call swaptions. Depending on the terms of the particular option agreement, a Fund will generally incur a greater degree of risk when it writes a swaption than it will incur when it purchases a swaption. When a Fund purchases a swaption, it risks losing only the amount of the premium it has paid should it decide to let the option expire unexercised. However, when a Fund writes a swaption, upon exercise of the option the Fund will become obligated according to the terms of the underlying agreement. A Fund may enter into swaptions for the same purposes as swaps.

Whether a Fund’s use of swap agreements or swaptions will be successful will depend on the investment adviser’s or subadviser’s ability to predict correctly whether certain types of investments are likely to produce greater returns than other investments. Moreover, a Fund bears the risk of loss of the amount expected to be received under a swap agreement in the event of the default or bankruptcy of a swap agreement counterparty. Certain restrictions imposed on the Funds by the Internal Revenue Code of 1986, as amended (the “Code”) may limit the Funds’ ability to use swap agreements. The swap market is largely unregulated. It is possible that developments in the swaps market, including potential government regulation, could adversely affect a Fund’s ability to terminate existing swap agreements or to realize amounts to be received under such agreements.

Swaps are highly specialized instruments that require investment techniques, risk analyses, and tax planning different from those associated with traditional investments. The use of a swap requires an understanding not only of the referenced asset, reference rate, or index but also of the swap itself, without the benefit of observing the performance of the swap under all possible market conditions. Because they are two party contracts that may be subject to contractual restrictions on transferability and termination and because they may have terms of greater than seven days, swap agreements may be considered to be illiquid and subject to a Fund’s limitation on investments in illiquid securities. To the extent that a swap is not liquid, it may not be possible to initiate a transaction or liquidate a position at an advantageous time or price, which may result in significant losses.

Like most other investments, swap agreements are subject to the risk that the market value of the instrument will change in a way detrimental to a Fund’s interest. A Fund bears the risk that an investment adviser or subadviser will not accurately forecast future market trends or the values of assets, reference rates, indexes, or other economic factors in establishing swap positions for the Fund. If an investment adviser or subadviser attempts to use a swap as a hedge against, or as a substitute for, a portfolio investment, the Fund will be exposed to the risk that the swap will have or will develop imperfect or no correlation with the portfolio investment. This could cause substantial losses for the Fund. While hedging strategies involving swap instruments can reduce the risk of loss, they can also reduce the opportunity for gain or even result in losses by offsetting favorable price movements in other Fund investments. Many swaps are complex and often valued subjectively.

The U.S. Congress, various exchanges and regulatory and self-regulatory authorities have undertaken reviews of derivatives trading in recent periods. Among the actions that have been taken or proposed to be taken are new position limits and reporting requirements, new or more stringent daily price fluctuation limits for futures and options transactions, new or increased margin and reserve requirements for various types of derivatives transactions, and mandatory clearing, trading, and reporting requirements for many derivatives. Additional measures are under active consideration and as a result there may be further actions that adversely affect the regulation of instruments in which the Funds invest. It is possible that these or similar measures could potentially limit or completely restrict the ability of a Fund to use these instruments as a part of its investment strategy. Limits or restrictions applicable to the counterparties with which the Funds engage in derivative transactions could also prevent the Funds from using these instruments.

Options, Rights, and Warrants

A Fund may purchase and sell put and call options on securities to enhance investment performance or to protect against changes in market prices. A Fund that invests in debt securities may also purchase and sell put and call options to adjust the interest rate sensitivity of its portfolio or the credit exposure of the portfolio.

Call options.    A Fund may write call options on its securities to realize a greater current return through the receipt of premiums. Such option transactions may also be used as a limited form of hedging against a decline in the price of securities owned by the Fund.

A call option gives the holder the right to purchase, and obligates the writer to sell, a security at the exercise price at any time before the expiration date. A Fund may write covered call options or uncovered call options. A call option is “covered” if the writer, at all times while obligated as a writer, either owns the underlying securities (or comparable securities satisfying the cover requirements of the securities exchanges), or has the right to acquire such securities through immediate conversion of securities. When a Fund has written an uncovered call option, the Fund will not necessarily hold securities offsetting the risk to the Fund. As a result, if the call option were exercised, the Fund might be required to purchase the security that is the subject of the call at the market price at the time of exercise. The Fund’s exposure on such an option is theoretically unlimited. There is also a risk, especially with less liquid preferred and debt securities, that the security may not be available for purchase.

A Fund will receive a premium from writing a call option, which increases the Fund’s return in the event the option expires unexercised or is closed out at a profit. The amount of the premium reflects, among other things, the relationship between the exercise price and the current market value of the underlying security, the volatility of the underlying security, the amount of time remaining until expiration, current interest rates, and the effect of supply and demand in the options market and in the market for the underlying security.

In return for the premium received when it writes a covered call option, a Fund takes the risk during the life of the option that it will be required to deliver the underlying security at a price below the current market value of the security or, in the case of a covered call option, to give up some or all of the opportunity to profit from an increase in the market price of the securities covering the call option.

In the case of a covered option, the Fund also retains the risk of loss should the price of the securities decline. If the covered option expires unexercised, the Fund realizes a gain equal to the premium, which may be offset by a decline in price of the underlying security. If the option is exercised, the Fund realizes a gain or loss equal to the difference between the Fund’s cost for the underlying security and the proceeds of sale (exercise price minus commissions) plus the amount of the premium.

A Fund may enter into closing purchase transactions in order to realize a profit or limit a loss on a previously written call option or, in the case of a covered call option, to free itself to sell the underlying security or to write another call on the security, or protect a security from being called in an unexpected market rise. Any profits from a closing purchase transaction in the case of a covered call option may be offset by a decline in the value of the underlying security. Conversely, because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from a closing purchase transaction relating to a covered call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Fund.

Put options.    A Fund may write put options in order to enhance its current return by taking a long directional position as to a security or index of securities. Such options transactions may also be used as a limited form of hedging against an increase in the price of securities that the Fund plans to purchase. A put option gives the holder the right to sell, and obligates the writer to buy, a security at the exercise price at any time before the expiration date. A Fund may write covered or uncovered put options. A put option is “covered” if the writer segregates cash and high-grade short-term debt obligations or other permissible collateral equal to the price to be paid if the option is exercised.

By writing a put option, the Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss unless the security later appreciates in value. A Fund may terminate a put option that it has written before it expires by entering into a closing purchase transaction. Any loss from this transaction may be partially or entirely offset by the premium received on the terminated option.

Purchasing put and call options.    A Fund may also purchase put options to protect portfolio holdings against a decline in market value. This protection lasts for the life of the put option because the Fund, as a holder of the option, may sell the underlying security at the exercise price regardless of any decline in its market price. A Fund may also purchase a put option hoping to profit from an anticipated decline in the value of the underlying security. In order for a put option to be profitable, the market price of the underlying security must decline sufficiently below the exercise price to cover the premium and transaction costs that the Fund must pay. If the Fund holds the security underlying the option, these costs will reduce any profit the Fund might have realized had it sold the underlying security instead of buying the put option.

A Fund may purchase call options to hedge against an increase in the price of securities that the Fund wants ultimately to buy. Such hedge protection is provided during the life of the call option since the Fund, as holder of the call option, is able to buy the underlying security at the exercise price regardless of any increase in the underlying security’s market price. A Fund may also purchase a call option as a long directional investment hoping to profit from an anticipated increase in the value of the underlying security. In order for a call option to be profitable, the market price of the underlying security must rise sufficiently above the exercise price to cover the premium and transaction costs. These costs will reduce any profit the Fund might have realized had it bought the underlying security at the time it purchased the call option.

A Fund may also buy and sell combinations of put and call options on the same underlying security to earn additional income.

A Fund may purchase or sell “structured options,” which may comprise multiple option exposures within a single security. The risk and return characteristics of a structured option will vary depending on the nature of the underlying option exposures. The Fund may use such options for hedging purposes or as a substitute for direct investments in options or securities. The Fund’s use of structured options may create investment leverage.

Options on foreign securities.    A Fund may purchase and sell options on foreign securities if an investment adviser or subadviser believes that the investment characteristics of such options, including the risks of investing in such options, are consistent with the Fund’s investment objective. It is expected that risks related to such options will not differ materially from risks related to options on U.S. securities. However, position limits and other rules of foreign exchanges may differ from those in the United States. In addition, options markets in some countries, many of which are relatively new, may be less liquid than comparable markets in the United States.

Options on securities indices.    A Fund may write or purchase options on securities indices, subject to its general investment restrictions regarding options transactions. Index options are similar to options on individual securities in that the purchaser of an index option acquires the right to buy (in the case of a call) or sell (in the case of a put), and the writer undertakes the obligation to sell or buy (as the case may be), units of an index at a stated exercise price during the term of the option. Instead of giving the right to take or make actual delivery of securities, the holder of an index option has the right to receive a cash “exercise settlement amount.” This amount is equal to the amount by which the fixed exercise price of the option exceeds (in the case of a put) or is less than (in the case of a call) the closing value of the underlying index on the date of the exercise, multiplied by a fixed “index multiplier.”

In cases where a Fund uses index options for hedging purposes, price movements in securities which a Fund owns or intends to purchase probably will not correlate perfectly with movements in the level of a securities index and, therefore, a Fund bears the risk of a loss on a securities index option which is not completely offset by movements in the price of such securities. Because securities index options are settled in cash, a call writer cannot determine the amount of its settlement obligations in advance and, unlike call writing on a specific security, cannot provide in advance for, or cover, its potential settlement obligations by acquiring and holding underlying securities. A Fund may, however, cover call options written on a securities index by holding a mix of securities which substantially replicate the movement of the index or by holding a call option on the securities index with an exercise price no higher than the call option sold.

A Fund may purchase or sell options on stock indices in order to close out its outstanding positions in options on stock indices which it has purchased. A Fund may also allow such options to expire unexercised.

Compared to the purchase or sale of futures contracts, the purchase of call or put options on an index involves less potential risk to a Fund because the maximum amount at risk is the premium paid for the options plus transactions costs. The writing of a put or call option on an index involves risks similar to those risks relating to the purchase or sale of index futures contracts.

Risks involved in the sale of options.    The successful use of a Fund’s options strategies depends on the ability of an investment adviser or subadviser to forecast correctly interest rate and market movements. For example, if a Fund were to write a covered call option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the Fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if a Fund were to write a put option based on an investment adviser’s or subadviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the Fund could be required to purchase the security upon exercise at a price higher than the current market price.

When a Fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the Fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the Fund will lose part or all of its investment in the option. This contrasts with an investment by a Fund in the underlying security, since the Fund will not realize a loss if the security’s price does not change.

The effective use of options also depends on a Fund’s ability to terminate option positions at times when an investment adviser or subadviser deems it desirable to do so. There is no assurance that a Fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, a Fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events—such as volume in excess of trading or clearing capability—were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. If an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corporation, new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, a Fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the Fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruptions in the markets for the securities underlying options purchased or sold by a Fund could result in losses on the options. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, a Fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the Options Clearing Corporation or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, a Fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the Options Clearing Corporation were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. A Fund, as holder of such a put option, could lose its entire investment if the prohibition remained in effect until the put option’s expiration.

Foreign-traded options are subject to many of the same risks presented by internationally-traded securities. In addition, because of time differences between the United States and various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Exchanges have established limits on the maximum number of options an investor or group of investors acting in concert may write. The Funds, an investment adviser or subadviser, and other clients of the investment adviser or subadviser may constitute such a group. These limits restrict a Fund’s ability to purchase or sell particular options.

Over-the-counter options.    A Fund may purchase or sell over-the-counter (“OTC”) options. OTC options are not traded on securities or options exchanges or backed by clearinghouses. Rather, they are entered into directly between a Fund and the counterparty to the option. In the case of an OTC option purchased by the Fund, the value of the option to the Fund will depend on the willingness and ability of the option writer to perform its obligations to the Fund. In addition, OTC options may not be transferable and there may be little or no secondary market for them, so they may be considered illiquid. It may not be possible to enter into closing transactions with respect to OTC options or otherwise to terminate such options, and as a result a Fund may be required to remain obligated on an unfavorable OTC option until its expiration. It may be difficult under certain circumstances to value OTC options.

Rights and Warrants to Purchase Securities; Index Warrants; International.    A Fund may invest in rights and warrants to purchase securities. Rights or warrants generally give the holder the right to receive, upon exercise, a security at a stated price. Funds typically use rights and warrants in a manner similar to their use of options on securities, as described above. Risks associated with the use of rights or warrants are generally similar to risks associated with the use of options. Rights are similar to warrants except that they typically have a substantially shorter duration. Rights and warrants do not carry with them dividend or voting rights with respect to the underlying securities, or any rights in the assets of the issuer. In addition, the value of a right or a warrant does not necessarily change with the value of the underlying securities, and a right or a warrant ceases to have value if it is not exercised prior to its expiration date.

Bonds issued with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a Fund to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.

A Fund may also invest in equity-linked warrants. A Fund purchases the equity-linked warrants from a broker, who in turn is expected to purchase shares in the local market and issue a call warrant hedged on the underlying holding. If the Fund exercises its call and closes its position, the shares are expected to be sold and the warrant redeemed with the proceeds. Typically, each warrant represents one share of the underlying stock. Therefore, the price and performance of the warrant are all directly linked to the underlying stock, less transaction costs. Equity-linked warrants are valued at the closing price of the underlying security, then adjusted for stock dividends declared by the underlying security. In addition to the market risk related to the underlying holdings, a Fund bears additional counterparty risk with respect to the issuing broker. There is currently no active trading market for equity-linked warrants, and they may be highly illiquid.

In addition to warrants on securities, a Fund may purchase put warrants and call warrants whose values vary depending on the change in the value of one or more specified securities indices (“index-linked warrants”). Index-linked warrants are generally issued by banks or other financial institutions and give the holder the right, at any time during the term of the warrant, to receive upon exercise of the warrant a cash payment from the issuer based on the value of the underlying index at the time of exercise. In general, if the value of the underlying index rises above the exercise price of the index-linked warrant, the holder of a call warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the value of the index and the exercise price of the warrant; if the value of the underlying index falls, the holder of a put warrant will be entitled to receive a cash payment from the issuer upon exercise based on the difference between the exercise price of the warrant and the value of the index. The holder of a warrant would not be entitled to any payments from the issuer at any time when, in the case of a call warrant, the exercise price is greater than the value of the underlying index, or, in the case of a put warrant, the exercise price is less than the value of the underlying index. If a Fund were not to exercise an index-linked warrant prior to its expiration, then the Fund would lose the amount of the purchase price paid by it for the warrant.

A Fund using index-linked warrants would normally do so in a manner similar to its use of options on securities indices. The risks of a Fund’s use of index-linked warrants are generally similar to those relating to its use of index options. Unlike most index options, however, index-linked warrants are issued in limited amounts and are not obligations of a regulated clearing agency, but are backed only by the credit of the bank or other institution that issues the warrant. Also, index-linked warrants generally have longer terms than index options. Index-linked warrants are not likely to be as liquid as certain index options backed by a recognized clearing agency. In addition, the terms of index-linked warrants may limit a Fund’s ability to exercise the warrants at such time, or in such quantities, as the Fund would otherwise wish to do.

Some Funds may make indirect investment in foreign equity securities, through international warrants, local access products, participation notes or low exercise price warrants. International warrants are financial instruments issued by banks or other financial institutions, which may or may not be traded on a foreign exchange. International warrants are a form of derivative security that may give holders the right to buy or sell an underlying security or a basket of securities from or to the issuer for a particular price or may entitle holders to receive a cash payment relating to the value of the underlying security or basket of securities. International warrants are similar to options in that they are exercisable by the holder for an underlying security or the value of that security, but are generally exercisable over a longer term than typical options. These types of instruments may be American style exercise, which means that they can be exercised at any time on or before the expiration date of the international warrant, or European style exercise, which means that they may be exercised only on the expiration date. International warrants have an exercise price, which is fixed when the warrants are issued.

The Funds may invest in covered warrants, which entitle the holder to purchase from the issuer common stock of an international company or receive a cash payment (generally in U.S. dollars). The cash payment is calculated according to a predetermined formula. Some Funds may invest in low exercise price warrants, which are warrants with an exercise price that is very low relative to the market price of the underlying instrument at the time of issue (e.g., one cent or less). The buyer of a low exercise price warrant effectively pays the full value of the underlying common stock at the outset. In the case of any exercise of warrants, there may be a time delay between the time a holder of warrants gives instructions to exercise and the time the price of the common stock relating to exercise or the settlement date is determined, during which time the price of the underlying security could change significantly.

The exercise or settlement date of the warrants and other instruments described above may be affected by certain market disruption events, such as difficulties relating to the exchange of a local currency into U.S. dollars, the imposition of capital controls by a local jurisdiction or changes in the laws relating to foreign investments. These events could lead to a change in the exercise date or settlement currency of the instruments, or postponement of the settlement date. In some cases, if the market disruption events continue for a certain period of time, the warrants may become worthless, resulting in a total loss of the purchase price of the warrants.

Investments in these instruments involve the risk that the issuer of the instrument may default on its obligation to deliver the underlying security or cash in lieu thereof. These instruments may also be subject to liquidity risk because there may be a limited secondary market for trading the warrants. They are also subject, like other investments in foreign securities, to foreign risk and currency risk.

Hybrid Instruments

Hybrid instruments are generally considered derivatives and include indexed or structured securities, and combine the elements of futures contracts or options with those of debt, preferred equity or a depositary instrument. A Fund may use a hybrid instrument as a substitute for any type of derivative in which it might invest for any purpose.

A hybrid instrument may be a debt security, preferred stock, warrant, convertible security, certificate of deposit or other evidence of indebtedness on which a portion of or all interest payments, and/or the principal or stated amount payable at maturity, redemption or retirement, is determined by reference to prices, changes in prices, or differences between prices, of securities, currencies, intangibles, goods, articles or commodities (collectively, “underlying assets”), or by another index, economic factor or other measure, including interest rates, currency exchange rates, or commodities or securities indices (collectively, “benchmarks”). Hybrid instruments may take a number of forms, including, for example, debt instruments with interest or principal payments or redemption terms determined by reference to the value of an index at a future time, preferred stock with dividend rates determined by reference to the value of a currency, or convertible securities where the conversion terms relate to a particular commodity.

The risks of investing in a hybrid instrument may, depending on the nature of the instrument, reflect a combination of the risks of investing in securities, options, futures, and currencies. An investment in a hybrid instrument may entail significant risks that are not associated with a similar investment in a traditional debt instrument that has a fixed principal amount, is denominated in U.S. dollars, or bears interest either at a fixed rate or a floating rate determined by reference to a common, nationally published benchmark. The risks of a particular hybrid instrument will depend upon the terms of the instrument, but may include the possibility of significant changes in the benchmark(s) or the prices of the underlying assets to which the instrument is linked. Such risks generally depend upon factors unrelated to the operations or credit quality of the issuer of the hybrid instrument, and may not be foreseen by the purchaser, such as economic and political events, the supply and demand of the underlying assets and interest rate movements. Hybrid instruments may be highly volatile and their use by a Fund may not be successful.

Hybrid instruments may be highly leveraged. Leverage risk occurs, for example, when the hybrid instrument is structured so that a given change in a benchmark or underlying asset is multiplied to produce a greater value change in the hybrid instrument, thereby magnifying the risk of loss as well as the potential for gain.

Hybrid instruments are potentially more volatile and carry greater market risks than traditional debt instruments. Depending on the structure of the particular hybrid instrument, changes in a benchmark may be magnified by the terms of the hybrid instrument and have an even more dramatic and substantial effect upon the value of the hybrid instrument. Also, the prices of the hybrid instrument and the benchmark or underlying asset may not move in the same direction or at the same time.

Hybrid instruments may also carry liquidity risk since the instruments are often “customized” to meet the portfolio needs of a particular investor, and therefore, the number of investors that are willing and able to buy such instruments in the secondary market may be smaller than that for more traditional debt securities. Under certain conditions, the redemption value of such an investment could be zero. In addition, because the purchase and sale of hybrid investments would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the hybrid instrument, the instruments will not likely be fully tradeable. Hybrid instruments also may not be subject to regulation by the CFTC, the SEC, or any other governmental regulatory authority.

Structured Investments

A structured investment typically involves the buyout by a financial institution of one or more securities or other assets (the “underlying instruments”) with a specially created corporation or trust, which in turn issues one or more classes of securities (“structured securities”) backed by, or representing different interests in, the underlying instruments. The cash flow on the underlying instruments may be apportioned among the newly issued structured securities to create securities with different investment characteristics, such as varying maturities, payment priorities, and interest rate provisions, and the extent of such payments made with respect to structured securities is dependent on the extent of the cash flow on the underlying instruments. Because structured securities typically involve no credit enhancement, their credit risk generally will reflect that of the underlying instruments. Investments in a structured security may be subordinated to the right of payment of another class of securities. Subordinated structured securities typically have higher yields and present greater risks than unsubordinated structured securities. Structured securities are typically sold in private placement transactions, and there currently is no active trading market for structured securities, and they may be highly illiquid and difficult to value. Because the purchase and sale of structured securities would likely take place in an over-the-counter market without the guarantee of a central clearing organization, or in a transaction between a Fund and the issuer of the structured securities, the creditworthiness of the counterparty of the issuer of the structured securities would be an additional risk factor the Fund would have to consider and monitor.

Commodity-Linked “Structured” Securities.    Certain Funds may invest in commodity-linked structured securities to gain exposure to commodities markets. Certain structured products may provide exposure to the commodities markets. Commodity-linked structured securities may be equity or debt securities, may be leveraged or unleveraged, and may present investment characteristics and risks of an investment in a security and one or more underlying commodities.

Credit-Linked Securities.    Credit-linked securities are typically issued by a limited purpose trust or other vehicle that, in turn, invests in a basket of derivative instruments, such as credit default swaps, interest rate swaps, and other securities or transactions, in order to provide exposure to certain high yield or other fixed income issuers or markets. For example, a Fund may invest in credit-linked securities in order to gain exposure to the high yield markets pending investment of cash and/or to remain fully invested when more traditional income producing securities are not available. A Fund’s return on its investments in credit-linked securities will depend on the investment performance of the investments held in the trust or other vehicle. A Fund’s investments in these instruments are indirectly subject to the risks associated with the derivative instruments in which the trust or other vehicle invests, including, among others, credit risk, default, or similar event risk, counterparty risk, interest rate risk, leverage risk, and management risk. There will likely be no established trading market for credit-linked securities and they may be illiquid.

Because the performance of structured hybrid instruments is linked to the performance of an underlying commodity, commodity index or other economic variable, those investments are subject to “market risks” with respect to the movements of the commodity markets and may be subject to certain other risks that do not affect traditional equity and debt securities. If the interest payment on a hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable and the underlying investment loses value, the purchaser might not receive the anticipated interest on its investment. If the amount of principal to be repaid on a structured hybrid instrument is linked to the value of a particular commodity, commodity index or other economic variable, the purchaser might not receive all or any of the principal at maturity of the investment.

The values of structured hybrid instruments may fluctuate significantly because the values of the underlying investments to which they are linked are themselves extremely volatile, and the Fund may lose most or all of the value of its investment in a hybrid instrument. Additionally, the particular terms of a structured hybrid instrument may create economic leverage by contemplating payments that are based on a multiple of the price increase or decrease of the underlying commodity, commodity index or other economic variable. A liquid secondary market may not exist for structured hybrid instruments, which may make it difficult to sell such instruments at an acceptable price or to value them accurately.

A Fund’s investment in structured products may be subject to limits under applicable law.

When-Issued, Delayed-Delivery, Forward Commitment, and Standby Commitment Transactions

A Fund may enter into when-issued, delayed-delivery, or forward commitment transactions in order to lock in the purchase price of the underlying security or in order to adjust the interest rate exposure of the Fund’s existing portfolio. In when-issued, delayed-delivery, or forward commitment transactions, a Fund commits to purchase or sell particular securities, with payment and delivery to take place at a future date. Although a Fund does not typically pay for the securities until they are delivered, it immediately assumes the risks of ownership, including the risk of price fluctuation. If a Fund’s counterparty fails to deliver a security purchased on a when-issued, delayed-delivery, or forward commitment basis, there may be a loss, and the Fund may have missed an opportunity to make an alternative investment.

A Fund may also enter into standby commitment agreements, obligating the Fund, for a specified period, to buy a specified amount of a security at the option of the issuer, upon the issuance of the security. The price at which the Fund would purchase the security is set at the time of the agreement. In return for its promise to purchase the security, a Fund receives a commitment fee. The Fund receives this fee whether or not it is ultimately required to purchase the security. The securities subject to a standby commitment will not necessarily be issued, and, if they are issued, the value of the securities on the date of issuance may be significantly less than the price at which the Fund is required to purchase them.

Prior to settlement of these transactions, the value of the subject securities will fluctuate. In addition, because the Fund is not required to make payment under these transactions until the delivery date, they may result in a form of leverage.

Distressed Securities

A Fund may invest in securities, including loans purchased in the secondary market, that are the subject of bankruptcy proceedings or otherwise in default or in risk of being in default as to the repayment of principal and/ or interest at the time of acquisition by the Fund or that are rated in the lower rating categories by one or more nationally recognized statistical rating organizations (for example, Ca or lower by Moody’s and CC or lower by S&P or Fitch) or, if unrated, are in the judgment of the investment adviser or subadviser of equivalent quality (“Distressed Securities”). Investment in Distressed Securities is speculative and involves significant risks.

A Fund will generally make such investments only when the investment adviser or subadviser believes it is reasonably likely that the issuer of the Distressed Securities will make an exchange offer or will be the subject of a plan of reorganization pursuant to which the Fund will receive new securities in return for the Distressed Securities. However, there can be no assurance that such an exchange offer will be made or that such a plan of reorganization will be adopted. In addition, a significant period of time may pass between the time at which a Fund makes its investment in Distressed Securities and the time that any such exchange offer or plan of reorganization is completed. During this period, it is unlikely that a Fund will receive any interest payments on the Distressed Securities, the Fund will be subject to significant uncertainty as to whether or not the exchange offer or plan of reorganization will be completed and the Fund may be required to bear certain extraordinary expenses to protect and recover its investment. Even if an exchange offer is made or plan of reorganization is adopted with respect to Distressed Securities held by a Fund, there can be no assurance that the securities or other assets received by a Fund in connection with such exchange offer or plan of reorganization will not have a lower value or income potential than may have been anticipated when the investment was made. Moreover, any securities received by a Fund upon completion of an exchange offer or plan of reorganization may be restricted as to resale. Similarly, if a Fund participates in negotiations with respect to any exchange offer or plan of reorganization with respect to an issuer of Distressed Securities, the Fund may be restricted from disposing of such securities.

Dollar Roll Transactions

A Fund may enter into dollar roll transactions, in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to purchase substantially similar securities on a specified future date from the same party. A Fund may invest in dollar rolls in order to benefit from anticipated changes in pricing for the mortgage-backed securities during the term of the transaction, or for the purpose of creating investment leverage.

In a dollar roll, the securities that are to be purchased will be of the same type as the securities sold, but will be supported by different pools of mortgages. A Fund that engages in a dollar roll forgoes principal and interest paid on the sold securities during the roll period, but is compensated by the difference between the current sales price and the lower forward price for the future purchase. In addition, a Fund may benefit by investing the transaction proceeds during the roll period. Dollar roll transactions may have the effect of creating leverage in a Fund’s portfolio.

Dollar rolls involve the risk that the Fund’s counterparty will be unable to deliver the mortgage-backed securities underlying the dollar roll at the fixed time. If the counterparty files for bankruptcy or becomes insolvent, the counterparty or its representative may ask for and receive an extension of time to decide whether to enforce the Fund’s repurchase obligation. A Fund’s use of the transaction proceeds may be restricted pending such decision. A Fund may enter into dollar roll transactions without limit up to the amount permitted under applicable law.

Exchange-Traded Funds (ETFs)

These are a type of investment company bought and sold on a securities exchange. An ETF represents a fixed portfolio of securities designed to track a particular market index. A Fund could purchase an ETF to gain exposure to a portion of the U.S. or a foreign market. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees which increase their costs. As a shareholder in an ETF, Fund shareholders would indirectly pay a portion of that ETF’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. Investments in ETFs are subject to the limitations applicable to investments in other investment companies discussed below.

Fixed Income Securities

Certain of the debt securities in which the Funds may invest may not offer as high a yield as may be achieved from lower quality instruments having less safety. If a Fund disposes of an obligation prior to maturity, it may realize a loss or a gain. An increase in interest rates will generally reduce the value of portfolio investments, and a decline in interest rates will generally increase the value of portfolio investments. In addition, investments are subject to the ability of the issuer to make payment at maturity.

As discussed, a decline in prevailing levels of interest rates generally increases the value of debt securities in a Fund’s portfolio, while an increase in rates usually reduces the value of those securities. As a result, to the extent that a Fund invests in debt securities, interest rate fluctuations will affect its NAV, but not the income it receives from its debt securities. In addition, if the debt securities contain call, prepayment or redemption provisions, during a period of declining interest rates, those securities are likely to be redeemed, and a Fund would probably be unable to replace them with securities having as great a yield.

Investment in medium- or lower-grade debt securities involves greater investment risk, including the possibility of issuer default or bankruptcy. An economic downturn could severely disrupt this market and adversely affect the value of outstanding bonds and the ability of the issuers to repay principal and interest. In addition, lower-quality bonds are less sensitive to interest rate changes than higher-quality instruments and generally are more sensitive to adverse economic changes or individual corporate developments. During a period of adverse economic changes, including a period of rising interest rates, issuers of such bonds may experience difficulty in servicing their principal and interest payment obligations. Furthermore, medium- and lower-grade debt securities tend to be less marketable than higher-quality debt securities because the market for them is less broad. The market for unrated debt securities is even narrower. During periods of thin trading in these markets, the spread between bid and asked prices is likely to increase significantly, and a Fund may have greater difficulty selling its portfolio securities. The market value of these securities and their liquidity may be affected by adverse publicity and investor perceptions.

Foreign Securities

Each Fund may invest in foreign securities. Foreign securities include securities of foreign companies and foreign governments (or agencies or subdivisions thereof). If a Fund’s securities are held abroad, the countries in which such securities may be held and the sub-custodian holding them must be approved by the Board or its delegate under applicable rules adopted by the SEC. In buying foreign securities, each Fund may convert U.S. dollars into foreign currency.

The globalization and integration of the world economic system and related financial markets have made it increasingly difficult to define issuers geographically. Accordingly, the Funds intend to construe geographic terms such as “foreign,” “non-U.S.,” “European,” “Latin American,” “Asian,” and “emerging markets” in the manner that affords to the Funds the greatest flexibility in seeking to achieve the investment objective(s) of the relevant Fund. Specifically, in circumstances where the investment objective and/or strategy is to invest (a) exclusively in “foreign securities,” “non-U.S. securities,” “European securities,” “Latin American securities,” “Asian securities,” or “emerging markets” (or similar directions) or (b) at least some percentage of the Fund’s assets in foreign securities, etc., the Fund will take the view that a security meets this description so long as the issuer of a security is tied economically to the particular country or geographic region indicated by words of the relevant investment objective and/or strategy (the “Relevant Language”). For these purposes the issuer of a security is deemed to have that tie if:

(i)  the issuer is organized under the laws of the country or a country within the geographic region suggested by the Relevant Language or maintains its principal place of business in that country or region; or

(ii)  the securities are traded principally in the country or region suggested by the Relevant Language; or

(iii)  the issuer, during its most recent fiscal year, derived at least 50% of its revenues or profits from goods produced or sold, investments made, or services performed in the country or region suggested by the Relevant Language or has at least 50% of its assets in that country or region.

In addition, the Funds intend to treat derivative securities (e.g., call options) by reference to the underlying security. Conversely, if the investment objective and/or strategy of a Fund limits the percentage of assets that may be invested in “foreign securities,” etc. or prohibits such investments altogether, a Fund intends to categorize securities as “foreign,” etc. only if the security possesses all of the attributes described above in clauses (i), (ii) and (iii).

Foreign securities also include securities of foreign issuers represented by American Depositary Receipts (“ADRs”). ADRs are issued by a U.S. depository institution, but they represent a specified quantity of shares of a non-U.S. stock company. In addition to ADRs, a Fund may invest in sponsored or unsponsored Global Depositary Receipts (“GDRs”) and European Depositary Receipts (“EDRs”) to the extent they become available. GDRs and EDRs are typically issued by foreign depositaries and evidence ownership interests in a security or pool of securities issued by either a foreign or a U.S. corporation. Holders of unsponsored GDRs and EDRs generally bear all the costs associated with establishing them. The depositary of an unsponsored GDR or EDR is under no obligation to distribute shareholder communications received from the underlying issuer or to pass through to the GDR or EDR holders any voting rights with respect to the securities or pools of securities represented by the GDR or EDR. GDRs and EDRs also may not be denominated in the same currency as the underlying securities. Registered GDRs and EDRs are generally designed for use in U.S. securities markets, while bearer form GDRs and EDRs are generally designed for non-U.S. securities markets. Each of the Funds will treat the underlying securities of a GDR or EDR as the investment for purposes of its investment policies and restrictions.

Investments in foreign securities involve special risks and considerations. As foreign companies are not generally subject to uniform accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to domestic companies, there may be less publicly available information about a foreign company than about a domestic company. For example, foreign markets have different clearance and settlement procedures. Delays in settlement could result in temporary periods when assets of a Fund are uninvested. The inability of a Fund to make intended security purchases due to settlement problems could cause it to miss certain investment opportunities. Foreign securities may also entail certain other risks, such as the possibility of one or more of the following: imposition of dividend or interest withholding or confiscatory taxes, higher brokerage costs, thinner trading markets, currency blockages or transfer restrictions, expropriation, nationalization, military coups or other adverse political or economic developments; less government supervision and regulation of securities exchanges, brokers and listed companies; and the difficulty of enforcing obligations in other countries. Purchases of foreign securities are usually made in foreign currencies and, as a result, a Fund may incur currency conversion costs and may be affected favorably or unfavorably by changes in the value of foreign currencies against the U.S. dollar. Further, it may be more difficult for a Fund’s agents to keep currently informed about corporate actions which may affect the prices of portfolio securities. Communications between the United States and foreign countries may be less reliable than within the United States, thus increasing the risk of delayed settlements of portfolio transactions or loss of certificates for portfolio securities. Certain markets may require payment for securities before delivery. A Fund’s ability and decisions to purchase and sell portfolio securities may be affected by laws or regulations relating to the convertibility of currencies and repatriation of assets.

A number of current significant political, demographic and economic developments may affect investments in foreign securities and in securities of companies with operations overseas. The course of any one or more of these events and the effect on trade barriers, competition and markets for consumer goods and services are uncertain. Similar considerations are of concern with respect to developing countries. For example, the possibility of revolution and the dependence on foreign economic assistance may be greater in these countries than in developed countries. Management seeks to mitigate the risks associated with these considerations through diversification and active professional management.

In addition to the general risks of investing in foreign securities, investments in emerging markets involve special risks. Securities of many issuers in emerging markets may be less liquid and more volatile than securities of comparable domestic issuers. Emerging markets may have different clearance and settlement procedures, and in certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. Delays in settlement could result in temporary periods when a portion of the assets of a Fund is uninvested and no return is earned thereon. The inability of a Fund to make intended security purchases due to settlement problems could cause a Fund to miss attractive investment opportunities. Inability to dispose of portfolio securities due to settlement problems could result in losses to a Fund due to subsequent declines in values of the portfolio securities, decrease in the level of liquidity in a Fund’s portfolio, or, if a Fund has entered into a contract to sell the security, possible liability to the purchaser. Certain markets may require payment for securities before delivery, and in such markets a Fund bears the risk that the securities will not be delivered and that the Fund’s payments will not be returned. Securities prices in emerging markets can be significantly more volatile than in the more developed nations of the world, reflecting the greater uncertainties of investing in less established markets and economies. In particular, countries with emerging markets may have relatively unstable governments, present the risk of nationalization of businesses, or may have restrictions on foreign ownership or prohibitions of repatriation of assets, and may have less protection of property rights than more developed countries. The economies of countries with emerging markets may be predominantly based on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme and volatile debt burdens or inflation rates. Local securities markets may trade a small number of securities and may be unable to respond effectively to increases in trading volume, potentially making prompt liquidation of substantial holdings difficult or impossible at times. Securities of issuers located in countries with emerging markets may have limited marketability and may be subject to more abrupt or erratic price movements.

Certain emerging markets may require governmental approval for the repatriation of investment income, capital or the proceeds of sales of securities by foreign investors. In addition, if a deterioration occurs in an emerging market’s balance of payments or for other reasons, a country could impose temporary restrictions on foreign capital remittances. A Fund could be adversely affected by delays in, or a refusal to grant, any required governmental approval for repatriation of capital, as well as by the application to that Fund of any restrictions on investments.

Investment in certain foreign emerging market debt obligations may be restricted or controlled to varying degrees. These restrictions or controls may at times preclude investment in certain foreign emerging market debt obligations and increase the expenses of a Fund.

Illiquid Securities

Each Fund may invest not more than 15% of its net assets in “illiquid securities,” which are securities that are not readily marketable (including securities whose disposition is restricted by contract or under federal securities laws), including, generally, securities that cannot be sold or disposed of in the ordinary course of business within seven calendar days at approximately the values ascribed to them by a Fund. A Fund may not be able to dispose of such securities in a timely fashion and for a fair price, which could result in losses to a Fund. In addition, illiquid securities are generally more difficult to value. Illiquid securities may include repurchase agreements with maturities greater than seven days, futures contracts and options thereon for which a liquid secondary market does not exist, time deposits maturing in more than seven calendar days and securities of new and early stage companies whose securities are not publicly traded. The Funds may also purchase securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the Securities Act of 1933, as amended (the “1933 Act”). Such securities may be determined to be liquid by the Board, the investment adviser and/or the subadviser, if such determination by the investment adviser or subadviser is pursuant to Board approved guidelines. Such guidelines shall take into account trading activity for such securities and the availability of reliable pricing information, among other factors. If there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in undesirable delays in selling these securities at prices representing fair value.

Investments may be illiquid because there is no active trading market for them, making it difficult to value them or dispose of them promptly at an acceptable price. The investment adviser or subadvisers monitor holdings of illiquid securities on an ongoing basis to determine whether to sell any holding to maintain adequate liquidity.

Index-Related Securities (Equity Equivalents)

The Funds may invest in certain types of securities that enable investors to purchase or sell shares in a portfolio of securities that seeks to track the performance of an underlying index or a portion of an index. Such Equity Equivalents include, among others, DIAMONDS (interests in a portfolio of securities that seeks to track the performance of the Dow Jones Industrial Average), SPDRs or Standard & Poor’s Depositary Receipts (interests in a portfolio of securities that seeks to track the performance of the S&P 500 Index), WEBS or World Equity Benchmark Shares (interests in a portfolio of securities that seeks to track the performance of a benchmark index of a particular foreign country’s stocks), and the Nasdaq-100 Trust (interests in a portfolio of securities of the largest and most actively traded non-financial companies listed on the Nasdaq Stock Market). Such securities are similar to index mutual funds, but they are traded on various stock exchanges or secondary markets. The value of these securities is dependent upon the performance of the underlying index on which they are based. Thus, these securities are subject to the same risks as their underlying indexes as well as the securities that make up those indices. For example, if the securities comprising an index that an index-related security seeks to track perform poorly, the index-related security will lose value.

Equity Equivalents may be used for several purposes, including to simulate full investment in the underlying index while retaining a cash balance for fund management purposes, to facilitate trading, to reduce transaction costs or to seek higher investment returns where an Equity Equivalent is priced more attractively than securities in the underlying index. Because the expense associated with an investment in Equity Equivalents may be substantially lower than the expense of small investments directly in the securities comprising the indices they seek to track, investments in Equity Equivalents may provide a cost-effective means of diversifying the fund’s assets across a broad range of equity securities.

The prices of Equity Equivalents are derived and based upon the securities held by the particular investment company. Accordingly, the level of risk involved in the purchase or sale of an Equity Equivalent is similar to the risk involved in the purchase or sale of traditional common stock, with the exception that the pricing mechanism for such instruments is based on a basket of stocks. The market prices of Equity Equivalents are expected to fluctuate in accordance with both changes in the NAVs of their underlying indices and the supply and demand for the instruments on the exchanges on which they are traded. Substantial market or other disruptions affecting an Equity Equivalent could adversely affect the liquidity and value of the shares of the fund investing in such instruments.

Inflation-Indexed Bonds

Inflation-indexed bonds are fixed income securities whose principal value or coupon is periodically adjusted according to the rate of inflation. Inflation-indexed securities issued by the U.S. Treasury have maturities of five, ten, twenty, or thirty years, although it is possible that securities with other maturities will be issued in the future. The U.S. Treasury securities pay interest on a semi-annual basis, equal to a fixed percentage of the inflation-adjusted principal amount. For example, if a Fund purchased an inflation-indexed bond with a par value of $1,000 and a 3% real rate of return coupon (payable 1.5% semi-annually), and inflation over the first six months were 1%, the mid-year par value of the bond would be $1,010 and the first semi-annual interest payment would be $15.15 ($1,010 times 1.5%). If inflation during the second half of the year resulted in the whole years’ inflation equaling 3%, the end-of-year par value of the bond would be $1,030 and the second semi-annual interest payment would be $15.45 ($1,030 times 1.5%).

If the periodic adjustment rate measuring inflation falls, the principal value of inflation-indexed bonds will be adjusted downward, and consequently the interest payable on these securities (calculated with respect to a smaller principal amount) will be reduced. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds, even during a period of deflation. However, the current market value of the bonds is not guaranteed, and will fluctuate. The Funds may also invest in other inflation related bonds which may or may not provide a similar guarantee. If a guarantee of principal is not provided, the adjusted principal value of the bond repaid at maturity may be less than the original principal.

The value of inflation-indexed bonds is expected to change in response to changes in real interest rates. Real interest rates in turn are tied to the relationship between nominal interest rates and the rate of inflation. Therefore, if inflation were to rise at a faster rate than nominal interest rates, real interest rates might decline, leading to an increase in value of inflation-indexed bonds. In contrast, if nominal interest rates increased at a faster rate than inflation, real interest rates might rise, leading to a decrease in value of inflation-indexed bonds.

While the values of these securities are expected to be protected from long-term inflationary trends, short-term increases in inflation may lead to a decline in value. If interest rates rise due to reasons other than inflation (for example, due to changes in currency exchange rates), investors in these securities may not be protected to the extent that the increase is not reflected in the bond’s inflation measure.

The periodic adjustment of U.S. Treasury inflation-indexed bonds is tied to the Consumer Price Index for All Urban Consumers (“CPI-U”), which is calculated monthly by the U.S. Bureau of Labor Statistics. The CPI-U is a measurement of changes in the cost of living, made up of components such as housing, food, transportation, and energy. Inflation-indexed bonds issued by a foreign government are generally adjusted to reflect a comparable inflation index, calculated by that government. There can be no assurance that the CPI-U or any foreign inflation index will accurately measure the real rate of inflation in the prices of goods and services. Moreover, there can be no assurance that the rate of inflation in a foreign country will be correlated to the rate of inflation in the United States.

Any increase in the principal amount of an inflation-indexed bond will be considered taxable ordinary income, even though investors do not receive their principal until maturity.

IPOs and Other Limited Opportunities

Some Funds may purchase securities of companies that are offered pursuant to an initial public offering (“IPO”) or other similar limited opportunities. Although companies can be any age or size at the time of their IPO, they are often smaller and have a limited operating history, which involves a greater potential for the value of their securities to be impaired following the IPO. The price of a company’s securities may be highly unstable at the time of its IPO and for a period thereafter due to factors such as market psychology prevailing at the time of the IPO, the absence of a prior public market, the small number of shares available and limited availability of investor information. Securities purchased in IPOs have a tendency to fluctuate in value significantly shortly after the IPO relative to the price at which they were purchased. These fluctuations could impact the NAV and return earned on a Fund’s shares. Investors in IPOs can be adversely affected by substantial dilution in the value of their shares, by sales of additional shares and by concentration of control in existing management and principal shareholders. In addition, all of the factors that affect the performance of an economy or equity markets may have a greater impact on the shares of IPO companies. IPO securities tend to involve greater risk due, in part, to public perception and the lack of publicly available information and trading history.

Lower-Rated Debt Securities

A Fund may purchase lower-rated debt securities, sometimes referred to as “junk” or “high yield” bonds. The lower ratings of certain securities held by a Fund reflect a greater possibility that adverse changes in the financial condition of the issuer, or in general economic conditions, or both, or an unanticipated rise in interest rates, may impair the ability of the issuer to make payments of interest and principal. The inability (or perceived inability) of issuers to make timely payment of interest and principal would likely make the values of securities held by the Fund more volatile and could limit the Fund’s ability to sell its securities at prices approximating the values a Fund had placed on such securities. In the absence of a liquid trading market for securities held by it, the Fund may be unable at times to establish the fair market value of such securities. The rating assigned to a security by S&P or Moody’s does not reflect an assessment of the volatility of the security’s market value or of the liquidity of an investment in the security. (The term “lower-rated debt securities” includes securities that are not rated but are considered by a Fund’s investment adviser or subadviser to be of comparable quality to other lower-rated debt securities.)

Like those of other fixed income securities, the values of lower-rated securities fluctuate in response to changes in interest rates. Thus, a decrease in interest rates generally will result in an increase in the value of a Fund’s fixed income securities. Conversely, during periods of rising interest rates, the value of a Fund’s fixed income securities generally will decline. In addition, the values of such securities are also affected by changes in general economic conditions and business conditions affecting the specific industries of their issuers. Changes by recognized rating services in their ratings of any fixed income security and in the ability of an issuer to make payments of interest and principal may also affect the value of these investments. Changes in the values of portfolio securities generally will not affect cash income derived from such securities, but will affect the Fund’s net asset value.

Issuers of lower-rated securities are often highly leveraged, so that their ability to service their debt obligations during an economic downturn or during sustained periods of rising interest rates may be impaired. In addition, such issuers may not have more traditional methods of financing available to them, and may be unable to repay debt at maturity by refinancing. The risk of loss due to default in payment of interest or principal by such issuers is significantly greater because such securities frequently are unsecured and subordinated to the prior payment of senior indebtedness. Certain of the lower-rated securities in which a Fund may invest are issued to raise funds in connection with the acquisition of a company, in so-called “leveraged buy-out” transactions. The highly leveraged capital structure of such issuers may make them especially vulnerable to adverse changes in economic conditions.

Under adverse market or economic conditions or in the event of adverse changes in the financial condition of the issuer, a Fund could find it more difficult to sell lower-rated securities when the Fund’s investment adviser or subadviser believes it advisable to do so or may be able to sell such securities only at prices lower than might otherwise be available. In many cases, lower-rated securities may be purchased in private placements and, accordingly, will be subject to restrictions on resale as a matter of contract or under securities laws. Under such circumstances, it may also be more difficult to determine the fair values of such securities for purposes of computing a Fund’s net asset value. In order to enforce its rights in the event of a default under lower-rated securities, a Fund may be required to take possession of and manage assets securing the issuer’s obligations on such securities, which may increase the Fund’s operating expenses and adversely affect the Fund’s net asset value. A Fund may also be limited in its ability to enforce its rights and may incur greater costs in enforcing its rights in the event an issuer becomes the subject of bankruptcy proceedings. In addition, the Funds’ intention to qualify as “regulated investment companies” under the Code may limit the extent to which a Fund may exercise its rights by taking possession of such assets.

Certain securities held by a Fund may permit the issuer at its option to “call,” or redeem, its securities. If an issuer were to redeem securities held by a Fund during a time of declining interest rates, the Fund may not be able to reinvest the proceeds in securities providing the same investment return as the securities redeemed.

Lower-rated securities may be subject to certain risks not typically associated with “investment grade” securities, such as the following: (i) reliable and objective information about the value of lower-rated obligations may be difficult to obtain because the market for such securities may be thinner and less active than that for investment grade obligations; (ii) adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of lower than investment grade obligations, and, in turn, adversely affect their market; (iii) companies that issue lower-rated obligations may be in the growth stage of their development, or may be financially troubled or highly leveraged, so they may not have more traditional methods of financing available to them; (iv) when other institutional investors dispose of their holdings of lower-rated debt securities, the general market and the prices for such securities could be adversely affected; and (v) the market for lower-rated securities could be impaired if legislative proposals to limit their use in connection with corporate reorganizations or to limit their tax and other advantages are enacted.

Mortgage- and Asset-Backed Securities

Mortgage-backed securities, including collateralized mortgage obligations (“CMOs”) and certain stripped mortgage-backed securities represent a participation in, or are secured by, mortgage loans. Asset-backed securities are structured like mortgage-backed securities, but instead of mortgage loans or interests in mortgage loans, the underlying assets may include such items as motor vehicle installment sales or installment loan contracts, leases of various types of real and personal property and receivables from credit card agreements. The ability of an issuer of asset-backed securities to enforce its security interest in the underlying assets may be limited.

A Fund may invest in mortgage-backed securities issued or guaranteed by (i) U.S. Government agencies or instrumentalities such as the Government National Mortgage Association (“GNMA”) (also known as Ginnie Mae), the Federal National Mortgage Association (“FNMA”) (also known as Fannie Mae) and the Federal Home Loan Mortgage Corporation (“FHLMC”) (also known as Freddie Mac) or (ii) other issuers, including private companies. Privately issued mortgage-backed securities may include securities backed by commercial mortgages, which are mortgages on commercial, rather than residential, real estate.

Mortgage-backed securities have yield and maturity characteristics corresponding to the underlying assets. Unlike traditional debt securities, which may pay a fixed rate of interest until maturity, when the entire principal amount comes due, payments on certain mortgage-backed securities include both interest and a partial repayment of principal. Besides the scheduled repayment of principal, repayments of principal may result from the voluntary prepayment, refinancing or foreclosure of the underlying mortgage loans. If property owners make unscheduled prepayments of their mortgage loans, these prepayments will result in early payment of the applicable mortgage-related securities. In that event a Fund may be unable to invest the proceeds from the early payment of the mortgage-related securities in an investment that provides as high a yield as the mortgage-related securities. Consequently, early payment associated with mortgage-related securities may cause these securities to experience significantly greater price and yield volatility than that experienced by traditional fixed-income securities. The occurrence of mortgage prepayments is affected by factors including the level of interest rates, general economic conditions, the location and age of the mortgages and other social and demographic conditions. During periods of falling interest rates, the rate of mortgage prepayments tends to increase, thereby tending to decrease the life of mortgage-related securities. During periods of rising interest rates, the rate of mortgage prepayments usually decreases, thereby tending to increase the life of mortgage-related securities. If the life of a mortgage-related security is inaccurately predicted, a Fund may not be able to realize the rate of return the investment adviser or subadviser expected.

Mortgage-backed and asset-backed securities are less effective than other types of securities as a means of “locking in” attractive long-term interest rates. One reason is the need to reinvest prepayments of principal; another is the possibility of significant unscheduled prepayments resulting from declines in interest rates. These prepayments would have to be reinvested at lower rates. As a result, these securities may have less potential for capital appreciation during periods of declining interest rates than other securities of comparable maturities, although they may have a similar or greater risk of decline in market value during periods of rising interest rates. Prepayments may also significantly shorten the effective maturities of these securities, especially during periods of declining interest rates. Conversely, during periods of rising interest rates, a reduction in prepayments may increase the effective maturities of these securities, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing the volatility of the Funds.

At times, some mortgage-backed and asset-backed securities will have higher than market interest rates and therefore will be purchased at a premium above their par value. Prepayments may cause losses on securities purchased at a premium.

CMOs may be issued by a U.S. Government agency or instrumentality or by a private issuer. Although payment of the principal of, and interest on, the underlying collateral securing privately issued CMOs may be guaranteed by the U.S. Government or its agencies or instrumentalities, these CMOs represent obligations solely of the private issuer and are not insured or guaranteed by the U.S. Government, its agencies or instrumentalities or any other person or entity.

CMOs typically issue multiple classes of securities, each having different maturities, interest rates and payment schedules, and with the principal and interest on the underlying mortgages allocated among the several classes in various ways. Payment of interest or principal on some classes or series of CMOs may be subordinated to payments on other classes or series and may be subject to contingencies; or some classes or series may bear some or all of the risk of default on the underlying mortgages. CMOs of different classes or series are generally retired in sequence as the underlying mortgage loans in the mortgage pool are repaid. If enough mortgages are repaid ahead of schedule, the classes or series of a CMO with the earliest maturities generally will be retired prior to their maturities. Thus, the early retirement of particular classes or series of a CMO would have the same effect as the prepayment of mortgages underlying other mortgage-backed securities. Conversely, slower than anticipated prepayments can extend the effective maturities of CMOs, subjecting them to a greater risk of decline in market value in response to rising interest rates than traditional debt securities, and, therefore, potentially increasing their volatility. Certain classes or series of CMOs may experience high levels of volatility in response to changes in interest rates and other factors.

Stripped mortgage-backed securities are usually structured with two classes that receive payments of interest or principal on a pool of mortgage loans. Stripped mortgage-backed securities may experience very high levels of volatility in response to changes in interest rates. The yield to maturity on an interest only or “IO” class of stripped mortgage-backed securities is extremely sensitive not only to changes in prevailing interest rates but also to the rate of principal payments (including prepayments) on the underlying assets. A rapid rate of principal prepayments will typically result in a substantial decline in the value of IOs and may have a significant adverse effect on a Fund’s yield to maturity to the extent it invests in IOs. If the assets underlying the IO experience greater than anticipated prepayments of principal, the Fund may fail to recoup fully, or at all, its initial investment in these securities. Conversely, principal only securities or “POs” tend to increase in value if prepayments are greater than anticipated and decline if prepayments are slower than anticipated. The secondary market for stripped mortgage-backed securities may be more volatile and less liquid than that for other mortgage-backed securities, potentially limiting a Fund’s ability to buy or sell those securities at any particular time.

Subprime mortgage loans, which typically are made to less creditworthy borrowers, have a higher risk of default than conventional mortgage loans. Therefore, mortgage-backed securities backed by subprime mortgage loans may suffer significantly greater declines in value due to defaults, and may experience high levels of volatility.

GNMA is a government-owned corporation that is an agency of the U.S. Department of Housing and Urban Development. It guarantees, with the full faith and credit of the United States, full and timely payment of all monthly principal and interest on its mortgage-backed securities.

In September 2008, the U.S. Treasury placed FNMA and FHLMC under conservatorship and appointed the Federal Housing Finance Agency (FHFA) to manage their daily operations. In addition, the U.S. Treasury entered into purchase agreements with FNMA and FHLMC to provide them with capital in exchange for senior preferred stock. The conservatorship has no specified termination date. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. Participation certificates representing interests in mortgages from FHLMC’s national portfolio are guaranteed as to the timely payment of interest and principal by FHLMC.

Other Income-Producing Securities

Other types of income-producing securities the Funds may purchase, include, but are not limited to, the following:

•

Variable and floating rate obligations.    These types of securities have variable or floating rates of interest and, under certain limited circumstances, may have varying principal amounts. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. The floating rate tends to decrease the security’s price sensitivity to changes in interest rates. These types of securities are relatively long-term instruments that often carry demand features permitting the holder to demand payment of principal at any time or at specified intervals prior to maturity.

In order to use these investments most effectively, a Fund’s investment adviser or subadviser must correctly assess probable movements in interest rates. This involves different skills than those used to select most portfolio securities. If the investment adviser or subadviser incorrectly forecasts such movements, a Fund could be adversely affected by the use of variable or floating rate obligations.

•	Standby commitments. These instruments, which are similar to a put, give a Fund the option to obligate a broker, dealer or bank to repurchase a security held by the Fund at a specified price.

•

Tender option bonds.    Tender option bonds are relatively long-term bonds that are coupled with the agreement of a third party, such as a broker, dealer or bank, to grant the holders of such securities the option to tender the securities to the institution at periodic intervals.

•

Inverse floaters.    These are debt instruments whose interest bears an inverse relationship to the interest rate on another security. Similar to variable and floating rate obligations, effective use of inverse floaters requires skills different from those needed to select most portfolio securities. If movements in interest rates are incorrectly anticipated, a Fund could lose money or the NAV of its shares could decline by the use of inverse floaters.

•

Strip bonds.    Strip bonds are debt securities that are stripped of their interest, usually by a financial intermediary, after the securities are issued. The market value of these securities generally fluctuates more in response to changes in interest rates than interest-paying securities of comparable maturities.

Standby commitments, tender option bonds and instruments with demand features are primarily used by the Funds for the purpose of increasing the liquidity of a Fund’s portfolio.

Other Investment Companies

Certain markets are closed in whole or in part to equity investments by foreigners. A Fund may be able to invest in such markets solely or primarily through governmentally authorized investment vehicles or companies. Each Fund generally may invest up to 10% of its total assets in the aggregate in shares of other investment companies and up to 5% of its assets in any one investment company, as long as no investment represents more than 3% of the outstanding voting stock of the acquired investment company at the time of investment; provided that this provision does not apply, however, to any of the Funds relying on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act or applicable exemptive rules. Investment in another investment company may involve the payment of a premium above the value of such issuers’ portfolio securities, and is subject to market availability. The Funds do not intend to invest in such vehicles or funds unless, in the judgment of the Fund’s investment adviser or subadviser, and subject to a Fund’s investment restrictions set forth in its Prospectus and this SAI, the potential benefits of the investment justify the payment of any applicable premium or sales charge. As a shareholder in an investment company, Fund shareholders would indirectly pay a portion of that investment company’s expenses, including its advisory, administration, brokerage, shareholder servicing and other expenses. At the same time a Fund would continue to pay its own management fees and other expenses. This section shall not prevent a Fund from investing its assets in money market funds in compliance with the 1940 Act.

Partly Paid Securities

These securities are paid for on an installment basis. A partly paid security trades net of outstanding installment payments—the buyer “takes over payments.” The buyer’s rights are typically restricted until the security is fully paid. If the value of a partly paid security declines before a Fund finishes paying for it, the Fund will still owe the payments, but may find it hard to sell and as a result will incur a loss.

Portfolio Management

A Fund’s investment adviser or subadviser uses trading as a means of managing the portfolio of the Fund in seeking to achieve its investment objective. Transactions will occur when a Fund’s investment adviser or subadviser believes that the trade, net of transaction costs, will improve interest income or capital appreciation potential, or will lessen capital loss potential. Whether the goals discussed above will be achieved through trading depends on the Fund’s investment adviser’s or subadviser’s ability to evaluate particular securities and anticipate relevant market factors, including interest rate trends and variations from such trends. If such evaluations and expectations prove to be incorrect, a Fund’s income or capital appreciation may be reduced and its capital losses may be increased. In addition, high turnover in a Fund could result in additional brokerage commissions to be paid by that Fund. See also “Taxation” below.

The Funds may pay brokerage commissions to affiliates of one or more affiliates of the Funds’ investment advisers or subadvisers.

Portfolio Turnover

Although portfolio turnover is not a limiting factor with respect to investment decisions for the Funds, the Funds (other than the Mid-Cap Value Fund) expect to experience relatively modest portfolio turnover rates. It is anticipated that under normal circumstances the annual portfolio turnover rate of each Fund (other than the Mid-Cap Value Fund) will generally not exceed 100%. However, in any particular year, market conditions may result in greater turnover rates than the investment adviser or subadviser currently anticipates for these Funds. The investment adviser or subadviser will make changes to the Mid-Cap Value Fund’s portfolio whenever it believes such changes are desirable and, consequently, anticipates that the Mid-Cap Value Fund’s portfolio turnover may be high. Portfolio turnover involves brokerage commissions and other transaction costs, which the Mid-Cap Value Fund will bear directly, and could involve realization of capital gains that would be taxable when distributed to shareholders. To the extent that portfolio turnover results in realization of net short-term capital gains, such gains ordinarily are taxed to shareholders at ordinary income tax rates. Portfolio turnover rates are shown in the “Fees and Expenses of the Fund” section of the Prospectus. See the “Taxation” and “Portfolio Transactions and Brokerage” sections in this SAI for additional information.

Real Estate Investment Trusts

Real estate investment trusts (“REITs”) that may be purchased by a Fund include equity REITs, which own real estate directly, mortgage REITs, which make construction, development or long-term mortgage loans, and hybrid REITs, which share characteristics of equity REITs and mortgage REITs. Equity REITs will be affected by, among other things, changes in the value of the underlying property owned by the REITs, while mortgage REITs will be affected by, among other things, the value of the properties to which they have extended credit.

Factors affecting the performance of real estate may include excess supply of real property in certain markets, changes in zoning laws, completion of construction, changes in real estate value and property taxes, sufficient level of occupancy, adequate rent to cover operating expenses, and local and regional markets for competing assets. The performance of real estate may also be affected by changes in interest rates, prudent management of insurance risks and social and economic trends. In addition, REITs are dependent upon the skill of each REIT’s management.

A Fund could, under certain circumstances, own real estate directly as a result of a default on debt securities it owns or from an in-kind distribution of real estate from a REIT. Risks associated with such ownership could include potential liabilities under environmental laws and the costs of other regulatory compliance. If a Fund has rental income or income from the direct disposition of real property, the receipt of such income may adversely affect its ability to retain its tax status as a regulated investment company and thus its ability to avoid taxation on its income and gains distributed to its shareholders. REITs are also subject to substantial cash flow dependency, defaults by borrowers, self-liquidation and the risk of failing to qualify for tax-free pass-through of income under the Code, and/or to maintain exempt status under the 1940 Act. If a Fund invests in REITs, investors would bear not only a proportionate share of the expenses of that Fund, but also, indirectly, expenses of the REITs.

Repurchase Agreements

A repurchase agreement is a contract under which a Fund acquires a security for a relatively short period (usually not more than one week) subject to the obligation of the seller to repurchase and the Fund to resell such security at a fixed time and price (representing the Fund’s cost plus interest). Repurchase agreements may also be viewed as loans made by a Fund which are collateralized by the securities subject to repurchase. The investment adviser or subadviser will monitor such transactions to ensure that the value of the underlying securities will be at least equal at all times to the total amount of the repurchase obligation, including the interest factor. If the seller defaults, a Fund could realize a loss on the sale of the underlying security to the extent that the proceeds of the sale including accrued interest are less than the resale price provided in the agreement including interest. In addition, if the seller should be involved in bankruptcy or insolvency proceedings, the Fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the Fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate. There is no limit on the Funds’ investment in repurchase agreements.

Restricted Securities

Restricted securities are subject to legal restrictions on their sale. Difficulty in selling securities may result in a loss or be costly to a Fund. Restricted securities generally can be sold in privately negotiated transactions, pursuant to an exemption from registration under the 1933 Act, or in a registered public offering. Where registration is required, the holder of a registered security may be obligated to pay all or part of the registration expense and a considerable period may elapse between the time it decides to seek registration and the time it may be permitted to sell a security under an effective registration statement. If, during such a period, adverse market conditions were to develop, the holder might obtain a less favorable price than prevailed when it decided to seek registration of the security.

Reverse Repurchase Agreements

A Fund may enter into reverse repurchase agreements with banks and broker-dealers to enhance return. Reverse repurchase agreements involve sales by a Fund of portfolio securities concurrently with an agreement by the Fund to repurchase the same securities at a later date at a fixed price. During the reverse repurchase agreement period, the Fund continues to receive principal and interest payments on the securities and also has the opportunity to earn a return on the collateral furnished by the counterparty to secure its obligation to redeliver the securities. A reverse repurchase agreement generally creates investment leverage. If the counterparty in a reverse repurchase agreement files for bankruptcy or becomes insolvent, a Fund’s use of proceeds from the sale of its securities may be restricted while the other party or its trustee or receiver determines whether to enforce the Fund’s obligation to repurchase the securities. A Fund may enter into reverse repurchase agreements without limit up to the amount permitted under applicable law.

Securities Lending

Each Fund may seek additional income by making loans of portfolio securities of not more than 33% of its total assets taken at current market value although this amount may change if applicable regulatory requirements change. The risks in lending portfolio securities, as with other extensions of credit, consist of possible delay in recovery of the securities or possible loss of rights in the collateral should the borrower fail financially. Under applicable regulatory requirements and securities lending agreements (which are subject to change), the loan collateral must, on each business day, be at least equal to the value of the loaned securities and must consist of cash (which may be invested by the Fund in any investment not otherwise prohibited by the Prospectus or this SAI), bank letters of credit or securities of the U.S. Government (or its agencies or instrumentalities), or other cash equivalents in which the Funds are permitted to invest. The borrower pays to the lending Fund an amount equal to any dividends or interest received on the securities lent. The Funds may invest the cash collateral received or may receive a fee from the borrower. All investments of cash collateral by a Fund are for the account and risk of that Fund. Although voting rights or rights to consent with respect to the loaned securities pass to the borrower, each Fund retains the right to call the loans at any time on reasonable notice. The Funds may also call such loans in order to sell the securities involved. The Funds pay various fees in connection with such loans, including shipping fees and reasonable custodian, securities lending agent and placement fees. The terms of a Fund’s loans must also meet certain tests under the Code and must permit the Fund to reacquire loaned securities on five business days’ notice or in time to vote on any important matter.

The investment of cash collateral delivered by a borrower pursuant to a loan is at the sole risk of the Fund in most cases. Investment of cash collateral may lose value and/or become illiquid, although each Fund remains obligated to return the collateral amount to the borrower upon termination or maturity of the loan and may realize losses on the collateral investments and/or be required to liquidate other portfolio assets in order to satisfy its obligations.

Short Sales

A short sale is a transaction in which a fund sells a security it does not own in anticipation that the market price of that security will decline. When a fund makes a short sale on a security, it must borrow the security sold short and deliver it to a broker dealer through which it made the short sale as collateral for its obligation to deliver the security upon the conclusion of the sale. A fund may have to pay a fee to borrow particular securities and is often obligated to pay over any accrued interest and dividends on such borrowed securities. If the price of the security sold short increases between the time of the short sale and the time a fund replaces the borrowed security, a fund will incur a loss, which could be unlimited, in cases where a fund is unable for whatever reason to close out its short position; conversely, if the price declines, a fund will realize a capital gain. Any gain will be decreased, and any loss increased, by the transaction costs described above. The successful use of short selling may be adversely impacted by imperfect correlation between movements in the price of the security sold short and the securities being hedged.

Selling short “against-the-box” refers to the sale of securities actually owned by the seller but held in safekeeping. In such short sales, while the short position is open, a fund must own an equal amount of such securities, or by virtue of ownership of securities have the right, without payment of further consideration, to obtain an equal amount of securities sold short. Short sales against-the-box generally produce current recognition of gain (but not loss) for federal income tax purposes on the constructive sale of securities “in the box” prior to the time the short position is closed out.

Short-Term Debt Securities

Money Market Instruments Generally.    The Funds may invest in money market securities, including money market funds. Money market securities are high-quality, short-term debt instruments that may be issued by the U.S. Government, corporations, banks or other entities. They may have fixed, variable or floating interest rates. Some money market securities in which the Funds may invest are described below.

Bank Obligations.    The Funds may invest in bank obligations, including certificates of deposit, time deposits, banker’s acceptances and other short-term obligations of domestic banks, foreign subsidiaries of domestic banks, foreign branches of domestic banks, and domestic and foreign branches of foreign banks, domestic savings and loan associations and other banking institutions.

Certificates of deposit (“CD’s”) are negotiable certificates evidencing the obligations of a bank to repay funds deposited with it for a specified period of time. Time deposits are non-negotiable deposits maintained in a banking institution for a specified period of time at a stated interest rate. Time deposits which may be held by the Funds will not benefit from insurance from the Bank Insurance Fund or the Savings Association Insurance Fund administered by the Federal Deposit Insurance Corporation. Bankers’ acceptances are credit instruments evidencing the obligation of a bank to pay a draft drawn on it by a customer. These instruments reflect the obligation both of the bank and the drawer to pay the face amount of the instrument upon maturity. The other short-term obligations may include uninsured, direct obligations, bearing fixed, floating- or variable-interest rates.

Exceptions.    The restrictions and limitations on the types of short-term instruments, temporary investments, commercial paper and short-term corporate debt instruments described in the following paragraphs are not applicable to the Growth Opportunities Fund.

Short-Term Instruments and Temporary Investments.    The Funds may invest in high-quality money market instruments on an ongoing basis to provide liquidity when there is an unexpected level of shareholder purchases or redemptions. In addition, in adverse market conditions, the Funds may invest in these short-term instruments for temporary, defensive purposes. The instruments in which the Funds may invest include: (i) short-term obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities (including government-sponsored enterprises); (ii) CDs, bankers’ acceptances, fixed time deposits and other obligations of domestic banks (including foreign branches) that have more than $1 billion in total assets at the time of investment and that are members of the Federal Reserve System or are examined by the Comptroller of the Currency or whose deposits are insured by the FDIC; (iii) commercial paper rated at the date of purchase at least “Prime-1” by Moody’s or “A-1+” or “A-1” by S&P, or, if unrated, of comparable quality as determined by the investment advisers or subadvisers; (iv) non-convertible corporate debt securities (e.g., bonds and debentures) with remaining maturities at the date of purchase of not more than one year that are rated at least “Aa” by Moody’s or “AA” by S&P; (v) repurchase agreements; and (vi) short-term, U.S. dollar-denominated obligations of foreign banks (including U.S. branches) that, at the time of investment have more than $1 billion, or the equivalent in other currencies, in total assets and in the opinion of the relevant investment adviser or subadviser are of comparable quality to obligations of U.S. banks which may be purchased by the Funds.

Commercial Paper and Short-Term Corporate Debt Instruments.    The Funds may invest in commercial paper (including variable amount master demand notes) consisting of short-term, unsecured promissory notes issued by corporations to finance short-term credit needs. Commercial paper is usually sold on a discount basis and, other than asset-backed commercial paper, usually has a maturity at the time of issuance not exceeding nine months. Variable amount master demand notes are demand obligations that permit the investment of fluctuating amounts at varying market rates of interest pursuant to arrangements between the issuer and a commercial bank acting as agent for the payee of such notes whereby both parties have the right to vary the amount of the outstanding indebtedness on the notes. The investment advisers or subadvisers monitor on an ongoing basis the ability of an issuer of a demand instrument to pay principal and interest on demand. The Funds also may invest in non-convertible corporate debt securities (e.g., bonds and debentures) with not more than one year remaining to maturity at the date of settlement.

The Funds may also invest in obligations issued or guaranteed by U.S., local, city and state governments and agencies.

The Funds will limit their investments in certificates of deposit and bankers’ acceptances to U.S. dollar-denominated obligations of U.S. banks and savings and loan associations, London branches of U.S. banks (“Eurodollar obligations”) and U.S. branches of foreign banks (“Yankeedollar obligations”). In the case of foreign banks, the $1 billion deposit requirement will be computed using exchange rates in effect at the time of the banks’ most recently published financial statements. Eurodollar obligations and Yankeedollar obligations will not be acquired if as a result more than 25% of a Fund’s net assets would be invested in such obligations. Obligations of foreign banks and of foreign branches of U.S. banks may be affected by foreign governmental action, including imposition of currency controls, interest limitations, withholding taxes, seizure of assets or the declaration of a moratorium or restriction on payments of principal or interest. Foreign banks and foreign branches of U.S. banks may provide less public information than, and may not be subject to the same accounting, auditing and financial recordkeeping standards as, domestic banks.

Letters of Credit.    Certain of the debt obligations (including municipal securities, certificates of participation, commercial paper and other short-term obligations) which the Funds may purchase may be backed by an unconditional and irrevocable letter of credit of a bank, savings and loan association or insurance company which assumes the obligation for payment of principal and interest in the event of default by the issuer. Only banks, savings and loan associations and insurance companies which, in the opinion of a Fund’s investment adviser or subadviser, are of comparable quality to issuers of other permitted investments of the Fund may be used for letter of credit-backed investments.

Trade Claims

Certain of the Funds may purchase trade claims and other obligations of, or claims against, companies in bankruptcy proceedings. Trade claims are claims for payment by vendors and suppliers for products and services previously furnished to the companies in question. Other claims may include, for example, claims for payment under financial or derivatives obligations. Trade claims may be purchased directly from the creditor or through brokers or from dealers, and are typically purchased at a significant discount from their face amounts. There is no guarantee that a debtor will ever be able to satisfy its obligations on such claims. Trade claims are subject to the risks associated with low-quality and distressed obligations.

U.S. Government Securities

The Funds may invest in U.S. Government securities. These include obligations issued or guaranteed by the U.S. Government or any of its agencies or instrumentalities. Payment of principal and interest on U.S. Government obligations (i) may be backed by the full faith and credit of the United States (as with U.S. Treasury obligations and GNMA certificates) or (ii) may be backed solely by the issuing or guaranteeing agency or instrumentality itself (as with FNMA notes). In the latter case, the investor must look principally to the agency or instrumentality issuing or guaranteeing the obligation for ultimate repayment. Such agency or instrumentality may be privately owned. There can be no assurance that the U.S. Government would provide financial support to its agencies or instrumentalities where it is not obligated to do so. U.S. Government securities are subject to interest rate risk, and, in some cases, may be subject to credit risk. Although FHLMC and FNMA are now under conservatorship by the Federal Housing Finance Agency, and are benefiting from a liquidity backstop of the U.S. Treasury, no assurance can be given that these initiatives will be successful. As a general matter, the value of debt instruments, including U.S. Government obligations, declines when market interest rates increase and rises when market interest rates decrease. Certain types of U.S. Government obligations are subject to fluctuations in yield or value due to their structure or contract terms.

Utility Industries

Risks that are intrinsic to the utility industries include difficulty in obtaining an adequate return on invested capital, difficulty in financing large construction programs during an inflationary period, restrictions on operations and increased cost and delays attributable to environmental considerations and regulation, difficulty in raising capital in adequate amounts on reasonable terms in periods of high inflation and unsettled capital markets, technological innovations that may render existing plants, equipment or products obsolete, the potential impact of natural or man-made disasters, increased costs and reduced availability of certain types of fuel, occasionally reduced availability and high costs of natural gas for resale, the effects of energy conservation, the effects of a national energy policy and lengthy delays and greatly increased costs and other problems associated with the design, construction, licensing, regulation and operation of nuclear facilities for electric generation, including, among other considerations, the problems associated with the use of radioactive materials and the disposal of radioactive wastes. There are substantial differences among the regulatory practices and policies of various jurisdictions, and any given regulatory agency may make major shifts in policy from time to time. There is no assurance that regulatory authorities will, in the future, grant rate increases or that such increases will be adequate to permit the payment of dividends on common stocks issued by a utility company. Additionally, existing and possible future regulatory legislation may make it even more difficult for utilities to obtain adequate relief. Certain of the issuers of securities held in the Fund’s portfolio may own or operate nuclear generating facilities. Governmental authorities may from time to time review existing policies and impose additional requirements governing the licensing, construction and operation of nuclear power plants. Prolonged changes in climatic conditions can also have a significant impact on both the revenues of an electric and gas utility as well as the expenses of a utility, particularly a hydro-based electric utility.

Utility companies in the United States and in foreign countries are generally subject to regulation. In the United States, most utility companies are regulated by state and/or federal authorities. Such regulation is intended to ensure appropriate standards of service and adequate capacity to meet public demand. Generally, prices are also regulated in the United States and in foreign countries with the intention of protecting the public while ensuring that the rate of return earned by utility companies is sufficient to allow them to attract capital in order to grow and continue to provide appropriate services. There can be no assurance that such pricing policies or rates of return will continue in the future.

The nature of regulation of the utility industries continues to evolve both in the United States and in foreign countries. In recent years, changes in regulation in the United States increasingly have allowed utility companies to provide services and products outside their traditional geographic areas and lines of business, creating new areas of competition within the industries. In some instances, utility companies are operating on an unregulated basis. Because of trends toward deregulation and the evolution of independent power producers as well as new entrants to the field of telecommunications, non-regulated providers of utility services have become a significant part of their respective industries. The investment adviser or subadviser believes that the emergence of competition and deregulation will result in certain utility companies being able to earn more than their traditional regulated rates of return, while others may be forced to defend their core business from increased competition and may be less profitable. Reduced profitability, as well as new uses of funds (such as for expansion, operations or stock buybacks) could result in cuts in dividend payout rates. The investment adviser or subadviser seeks to take advantage of favorable investment opportunities that may arise from these structural changes. Of course, there can be no assurance that favorable developments will occur in the future.

Foreign utility companies are also subject to regulation, although such regulations may or may not be comparable to those in the United States. Foreign utility companies may be more heavily regulated by their respective governments than utilities in the United States and, as in the United States, generally are required to seek government approval for rate increases. In addition, many foreign utilities use fuels that may cause more pollution than those used in the United States, which may require such utilities to invest in pollution control equipment to meet any proposed pollution restrictions. Foreign regulatory systems vary from country to country and may evolve in ways different from regulation in the United States.

A Fund’s investment policies are designed to enable it to capitalize on evolving investment opportunities throughout the world. For example, the rapid growth of certain foreign economies will necessitate expansion of capacity in the utility industries in those countries. Although many foreign utility companies currently are government-owned, thereby limiting current investment opportunities for a Fund, the investment adviser or subadviser believes that, in order to attract significant capital for growth, foreign governments are likely to seek global investors through the privatization of their utility industries. Privatization, which refers to the trend toward investor ownership of assets rather than government ownership, is expected to occur in newer, faster-growing economies and in mature economies. Of course, there is no assurance that such favorable developments will occur or that investment opportunities in foreign markets will increase.

The revenues of domestic and foreign utility companies generally reflect the economic growth and development in the geographic areas in which they do business. The investment adviser or subadviser will take into account anticipated economic growth rates and other economic developments when selecting securities of utility companies.

Zero-Coupon, Step Coupon and Pay-In-Kind Securities

Other debt securities in which the Funds may invest include zero coupon, step coupon and pay-in-kind instruments. Zero coupon bonds are issued and traded at a discount from their face value. They do not entitle the holder to any periodic payment of interest prior to maturity. Step coupon bonds trade at a discount from their face value and pay coupon interest. The coupon rate is low for an initial period and then increases to a higher coupon rate thereafter. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security and the perceived credit quality of the issue. Pay-in-kind bonds normally give the issuer an option to pay cash at a coupon payment date or give the holder of the security a similar bond with the same coupon rate and a face value equal to the amount of the coupon payment that would have been made.

Current federal income tax law requires holders of zero coupon and step coupon securities to report the portion of the original issue discount on such securities that accrues during a given year as interest income, even though holders receive no cash payments of interest during the year. In order to qualify as a regulated investment company under the Code, a Fund must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds. Because a Fund will not receive cash payments on a current basis in respect of accrued original issue discount on zero coupon or step coupon bonds during the period before interest payments begin, in some years that Fund may have to distribute cash obtained from other sources in order to satisfy the distribution requirements under the Code. A Fund might obtain such cash from selling other portfolio holdings which might cause a Fund to incur capital gains or losses on the sale. Additionally, these actions are likely to reduce the assets to which Fund expenses could be allocated and to reduce the rate of return for a Fund. In some circumstances, such sales might be necessary in order to satisfy cash distribution requirements even though investment considerations might otherwise make it undesirable for a Fund to sell the securities at the time.

Generally, the market prices of zero coupon, step coupon and pay-in-kind securities are more volatile than the prices of securities that pay interest periodically and in cash and are likely to respond to changes in interest rates to a greater degree than other types of debt securities.

DISCLOSURE OF PORTFOLIO HOLDINGS

The Trustees of the Funds, including a majority of Trustees who are not “interested persons” of the Funds (as defined in the 1940 Act), have adopted policies and procedures with respect to the disclosure of the Funds’ portfolio holdings. These policies and procedures generally provide that no disclosure of portfolio holdings information may be made unless publicly disclosed as described below or made as part of the daily investment activities of the Funds to the Funds’ investment adviser, subadvisers, or any of their affiliates who provide services to the Funds, which by explicit agreement or by virtue of their respective duties to the Funds, are required to maintain confidentiality of the information disclosed. Certain limited exceptions pursuant to the Funds’ policies and procedures are described below. The Funds’ portfolio holdings information may not be disseminated for compensation. Any exceptions to the Funds’ policies and procedures may be made only if approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund, and then only if the recipients are subject to a written confidentiality agreement specifying that the relevant Fund’s portfolio holdings information is the confidential property of the Fund and may not be used for any purpose except in connection with the provision of services to the Fund and, in particular, that such information may not be traded upon. Any such exceptions must be reported to the Funds’ Board at its next regularly scheduled meeting. It was determined that these policies and procedures are reasonably designed to ensure that disclosure of portfolio holdings information is in the best interests of a Fund’s shareholders and appropriately address the potential for conflicts between the interests of a Fund’s shareholders, on the one hand, and those of MassMutual or any affiliated person of the Fund or MassMutual on the other.

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, the Funds’ investment adviser and subadvisers are primarily responsible for compliance with these policies and procedures, which includes maintaining such internal informational barriers (e.g., “Chinese walls”) as each believes are reasonably necessary for preventing the unauthorized disclosure of portfolio holdings information. Pursuant to Rule 38a-1 under the 1940 Act, the Trustees will periodically (as needed, but at least annually) receive reports from the Funds’ Chief Compliance Officer regarding the operation of these policies and procedures, including a confirmation by the Chief Compliance Officer that the investment adviser’s and the subadvisers’ policies, procedures and/or processes are reasonably designed to comply with the Funds’ policies and procedures in this regard.

Public Disclosures

The Funds’ portfolio holdings are currently disclosed to the public through required filings with the SEC and as described below. The Funds file their portfolio holdings with the SEC for each fiscal quarter on Form N-CSR (with respect to each annual period and semi-annual period) no later than 70 days after the end of the applicable quarter and Form N-Q (with respect to the first and third quarters of the Funds’ fiscal year) no later than 60 days after the end of the applicable quarter. Shareholders may obtain the Funds’ Form N-CSR and N-Q filings on the SEC’s Web site at http://www.sec.gov. The Funds’ annual and semiannual reports are also mailed to shareholders no later than 60 days after the end of the applicable quarter.

The Funds’ most recent portfolio holdings as of the end of February, May, August and November are available on http://www.massmutual.com/funds no earlier than 30 days after the end of each of these respective months.

In addition, each Fund’s top ten holdings are made available in quarterly reports on http://www.massmutual.com/funds as soon as possible after each calendar quarter-end. A Fund’s portfolio holdings may also be made available on http://www.massmutual.com/funds at other times as approved in writing by the Funds’ Principal Executive Officer and the Funds’ Chief Compliance Officer as being in the best interests of the relevant Fund.

Other Disclosures

Acting pursuant to the policies and procedures adopted by the Trustees of the Funds, and to the extent permitted under the 1933 and 1940 Acts, the Funds, the Funds’ investment adviser and subadvisers may distribute (or authorize the Funds’ custodians to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill their contractual duties with respect to the routine investment activities or operations of the Funds. Such service providers or others must, by explicit agreement or by virtue of their respective duties to the Funds, be required to maintain confidentiality of the information disclosed. These service providers include the Funds’ custodian and sub-administrator (State Street Bank and Trust Company), the Funds’ independent registered public accounting firm (Deloitte & Touche LLP), legal counsel (Ropes & Gray LLP), financial printer (R.R. Donnelley), any proxy voting service employed by the Funds, MassMutual, or any of the Funds’ subadvisers, and any pricing services employed by the Funds.

The Funds or the Funds’ investment adviser may also periodically provide non-public information about their portfolio holdings to rating and ranking organizations, such as Lipper Inc. and Morningstar Inc., in connection with those firms’ research on and classification of the Funds and in order to gather information about how the Funds’ attributes (such as volatility, turnover, and expenses) compared with those of peer funds. In addition, the Funds, the Funds’ investment adviser or subadvisers may also distribute (or authorize the Funds’ custodian to distribute) information regarding the Funds’ portfolio holdings more frequently than as provided to the public on a confidential basis to various service providers and others who require such information in order to fulfill non-routine legitimate business activities related to the management, investment activities or operations of the Funds. Such disclosures may be made only if (i) the recipients of such information are subject to a written confidentiality agreement specifying that the Funds’ portfolio holdings information is the confidential property of the Funds and may not be used for any purpose except in connection with the provision of services to the Funds and, in particular, that such information may not be traded upon; and (ii) if the Funds’ Chief Compliance Officer

(or a person designated by the Chief Compliance Officer) determines that, under the circumstances, disclosure is in the best interests of the relevant Fund’s shareholders. The information distributed is limited to the information that the Funds, MassMutual or the relevant subadviser believes is reasonably necessary in connection with the services provided by the recipient receiving the information.

INVESTMENT RESTRICTIONS OF THE FUNDS

FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

The following is a description of certain fundamental restrictions on investments of the Funds which may not be changed without a vote of a majority of the outstanding shares of the applicable Fund. Investment restrictions that appear below or elsewhere in this SAI and in the Prospectus which involve a maximum percentage of securities or assets shall not be considered violated unless an excess over the percentage occurs immediately after, and is caused by, an acquisition or encumbrance of securities or assets of, or borrowings by or on behalf of a Fund. Each Fund may not:

(1) with the exception of the Growth Opportunities Fund, purchase securities (other than securities issued, guaranteed or sponsored by the U.S. Government or its agencies or instrumentalities or securities issued by investment companies) of any one issuer if, as a result, more than 5% of a Fund’s total assets would be invested in the securities of such issuer or the Fund would own more than 10% of the outstanding voting securities of such issuer, except that up to 25% of the Fund’s total assets may be invested without regard to these limitations.

(2) purchase commodities or commodity contracts, except that a Fund may enter into futures contracts, options, options on futures, and other financial transactions to the extent consistent with applicable law and the Fund’s Prospectus and SAI at the time.

(3) purchase or sell real estate except that it may dispose of real estate acquired as a result of the ownership of securities or other instruments. (This restriction does not prohibit a Fund from investing in securities or other instruments backed by real estate or in securities of companies engaged in the real estate business.)

(4) participate in the underwriting of securities, except to the extent that a Fund may be deemed an underwriter under federal securities laws by reason of acquisitions or distributions of portfolio securities (e.g., investments in restricted securities and instruments subject to such limits as imposed by the Board and/or law).

(5) make loans, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(6) borrow money or issue senior securities, except to the extent permitted by the 1940 Act, the rules and regulations thereunder (as such statute, rules or regulations may be amended from time to time) or by guidance regarding or interpretations of, or exemptive orders under, the 1940 Act or the rules or regulations thereunder published by appropriate regulatory authorities.

(7) concentrate its investments in any one industry, as determined by the Board, and in this connection a Fund will not acquire securities of companies in any one industry if, immediately after giving effect to any such acquisition, 25% or more of the value of the total assets of the Fund would be invested in such industry, with the following exceptions:

(a) There is no limitation for securities issued or guaranteed by the U.S. government or its agencies or instrumentalities.

(b) In the case of the Indexed Equity Fund, except to the extent the Index is so concentrated.

(c) There is no limitation for securities issued by other investment companies.

NON-FUNDAMENTAL INVESTMENT RESTRICTIONS OF THE FUNDS

In addition to the investment restrictions adopted as fundamental policies set forth above, the Funds operate with certain non-fundamental policies that may be changed by a vote of a majority of the Board members at any time.

In accordance with such policies, each Fund may not:

(1)  sell securities short, but reserves the right to sell securities short against the box.

(2)  invest more than 15% of its net assets in illiquid securities. This restriction does not limit the purchase of securities eligible for resale to qualified institutional buyers pursuant to Rule 144A under the 1933 Act, provided that such securities are determined to be liquid by MassMutual or the subadviser pursuant to Board approved guidelines.

(3)  to the extent that shares of the Fund are purchased or otherwise acquired by other series of the Trust, acquire any securities of registered open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(F) or Section 12(d)(1)(G) of the 1940 Act.

With respect to limitation (2) above, if there is a lack of trading interest in particular Rule 144A securities, a Fund’s holdings of those securities may be illiquid, resulting in the possibility of undesirable delays in selling these securities at prices representing fair value. If, through a change in values, net assets, or other circumstances, the Fund were in a position where more than 15% of its net assets was invested in illiquid securities, it would take appropriate steps, as deemed necessary, to protect liquidity.

MANAGEMENT OF THE TRUST

The Trust has a Board comprised of eight Trustees, a majority of which are not “interested persons” (as defined in the 1940 Act) of the Trust. The Board is generally responsible for the management and oversight of the business and affairs of the Trust. The Trustees formulate the general policies of the Trust and the Funds, approve contracts and authorize Trust officers to carry out the decisions of the Board. To assist them in this role, the Trustees who are not “interested persons” of the Trust (“Independent Trustees”) have retained independent legal counsel. As investment adviser and subadvisers to the Funds, respectively, MassMutual and DMC, NFJ, NTI, Sands Capital and Systematic may be considered part of the management of the Trust. The Trustees and principal officers of the Trust are listed below together with information on their positions with the Trust, address, age, principal occupations and other principal business affiliations during the past five years.

The Board has appointed an Independent Trustee Chairman of the Trust. The Chairman presides at Board meetings and may call a Board or committee meeting when he deems it necessary. The Chairman participates in the preparation of Board meeting agendas and may generally facilitate communications among the Trustees, and between the Trustees and the Trust’s management, officers and independent legal counsel, between meetings. The Chairman may also perform such other functions as may be requested by the Board from time to time. The Board has established the five standing committees described below, and may form working groups or ad hoc committees as needed.

The Board believes this leadership structure is appropriate because it allows the Board to exercise informed and independent judgment, and allocates areas of responsibility among committees or working groups of Trustees and the full Board in a manner that enhances effective oversight. The Board also believes that having a majority of Independent Trustees is appropriate and in the best interest of the Funds’ shareholders. However, in the Board’s opinion, having interested persons serve as Trustees brings both corporate and financial viewpoints that are significant elements in its decision-making process. The Board reviews it leadership structure at least annually and may make changes to it at any time, including in response to changes in the characteristics or circumstances of the Trust.

Independent Trustees

Richard H. Ayers	Chairman and Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 69
Trustee since 1996
Trustee of 68 portfolios in fund complex

Retired; Director (since 2008), Celera Corporation; Director (1996-2008), Applera Corporation; Director (2002-2006), Instron Corporation; Chairman (since 2010), Trustee (since 1999), Advisory Board Member (1996-1999), MML Series Investment Fund (open-end investment company).

Allan W. Blair	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 63
Trustee since 2003
Trustee of 68 portfolios in fund complex

President and Chief Executive Officer (since 1996), Economic Development Council of Western Massachusetts; President and Chief Executive Officer (1993-2006), Westmass Area Development Corporation; President and Chief Executive Officer (since 1984), Westover Metropolitan Development Corporation; Director (2001-2007), Future Works, Inc.; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

Mary E. Boland	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 72
Trustee since 1994
Trustee of 68 portfolios in fund complex

Attorney-at-Law (since 2004); Director (1999-2007), BankNorth Massachusetts; Trustee (since 1973), MML Series Investment Fund (open-end investment company).

R. Alan Hunter, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 64
Trustee since 2003
Trustee of 68 portfolios in fund complex

Retired; Director (since 2007), Actuant Corporation; Trustee (since 2003), MML Series Investment Fund (open-end investment company).

F. William Marshall, Jr.	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 69
Trustee since 1996
Trustee of 104 portfolios in fund complex[1]

(1)	Denver Board – Oppenheimer Funds is deemed to be part of the Fund Complex because it is managed by OppenheimerFunds, Inc., an indirect subsidiary of MassMutual.

Retired; Consultant (1999-2009); Trustee (since 2000), Denver Board – Oppenheimer Funds; Trustee (since 1996), MML Series Investment Fund (open-end investment company).

Susan B. Sweeney	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 59
Trustee since 2009
Trustee of 68 portfolios in fund complex

Senior Vice President and Chief Investment Officer (since 2010), Selective Insurance Group (property and casualty company); Senior Managing Director (2008-2010), Ironwood Capital (private equity firm); Chief Investment Officer, Pension Fund (2002-2007), Office of the Treasurer of the State of Connecticut; Trustee (since 2009), MML Series Investment Fund (open-end investment company).

Interested Trustees

Robert E. Joyal[2]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 66
Trustee since 2003
Trustee of 70 portfolios in fund complex[3]

Retired; Director (since 2007), Scottish Re Group Ltd.; Director (since 2006), Jefferies Group, Inc. (investment bank); Director (1996-2005), Antares Capital Corporation (bank loan syndication); Director (2003-2010), Alabama Aircraft Industries, Inc.; Trustee (since 2003), President (1999-2003), MassMutual Corporate Investors (closed-end investment company); Trustee (since 2003), President (1999-2003), MassMutual Participation Investors (closed-end investment company); Director (2005-2006), York Enhanced Strategies Fund (closed-end investment company); Trustee (since 2003), Vice Chairman (2005-2007), MML Series Investment Fund (open-end investment company).

Elaine A. Sarsynski[4]	Trustee of the Trust
1295 State Street
Springfield, MA 01111
Age: 56
Trustee since 2008
Trustee of 100 portfolios in fund complex

Executive Vice President (since 2006), Senior Vice President and Chief Administrative Officer (2005-2006), MassMutual; Managing Director (2005), Babson Capital Management LLC; Chief Executive Officer (2001-2005), Town of Suffield, Connecticut; Trustee (since 2008), MML Series Investment Fund (open-end investment company); Trustee (since 2011), MassMutual Premier Funds (open-end investment company); Trustee (since 2011), MML Series Investment Fund II (open-end investment company).

(2)	Mr. Joyal is an “Interested Person,” as that term is defined in the 1940 Act, through his position as a director of Jefferies Group, Inc., a broker-dealer that may execute portfolio transactions and/or engage in principal transactions with the Funds, other investment companies advised by MassMutual or holding themselves out to investors as related companies for purposes of investment or investor services, or any other advisory accounts over which MassMutual has brokerage placement discretion.
(3)	MassMutual Participation Investors and MassMutual Corporate Investors are deemed to be a part of the Fund Complex because they are managed by Babson Capital Management LLC, an indirect subsidiary of MassMutual.
(4)	Ms. Sarsynski is an Interested Person through her employment with MassMutual.

Principal Officers

Michael C. Eldredge 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2009 Officer of 100 portfolios in fund complex	Vice President of the Trust

Vice President (since 2008), MassMutual; Vice President (2005-2008), Manager (1998-2005), ING; Vice President (since 2009), MassMutual Premier Funds (open-end investment company); Vice President (since 2009), MML Series Investment Fund (open-end investment company); Vice President (since 2009), MML Series Investment Fund II (open-end investment company).

Andrew M. Goldberg 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2001 Officer of 100 portfolios in fund complex	Vice President, Secretary and Chief Legal Officer of the Trust

Assistant Vice President and Counsel (since 2004), Counsel (2001-2004), MassMutual; Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2004-2008), MassMutual Premier Funds (open-end investment company); Vice President, Secretary and Chief Legal Officer (since 2008), Assistant Secretary (2001- 2008), MML Series Investment Fund (open-end investment company); Vice President, Clerk and Chief Legal Officer (since 2008), Assistant Clerk (2005-2008), MML Series Investment Fund II (open-end investment company).

Nicholas H. Palmerino 1295 State Street Springfield, MA 01111 Age: 46 Officer since 2006 Officer of 100 portfolios in fund complex	Chief Financial Officer and Treasurer of the Trust

Assistant Vice President (since 2006), MassMutual; Vice President (2006), Consultant (2005-2006), JPMorgan Chase Worldwide Securities Services; Chief Financial Officer and Treasurer (since 2006), MassMutual Premier Funds (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund (open-end investment company); Chief Financial Officer and Treasurer (since 2006), MML Series Investment Fund II (open-end investment company).

Philip S. Wellman 1295 State Street Springfield, MA 01111 Age: 47 Officer since 2007 Officer of 100 portfolios in fund complex	Vice President and Chief Compliance Officer of the Trust

Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds and Investment Advisory) (since 2008), Vice President, Associate General Counsel and Chief Compliance Officer (Mutual Funds) (2007-2008), Assistant Vice President and Associate General Counsel (2006-2007), MassMutual; Director, Office of General Counsel (2005-2006), Merrill Lynch, Pierce, Fenner & Smith Incorporated; Senior Vice President and Assistant General Counsel (2000-2006), Advest, Inc.; Vice President and Chief Compliance Officer (since 2007), MassMutual Premier Funds (open-end investment company); Vice President and Chief

Compliance Officer (since 2007), MML Series Investment Fund (open-end investment company); Vice President and Chief Compliance Officer (since 2007), MML Series Investment Fund II (open-end investment company).

Eric H. Wietsma 1295 State Street Springfield, MA 01111 Age: 45 Officer since 2006 Officer of 100 portfolios in fund complex	President of the Trust

Senior Vice President (since 2010), Corporate Vice President (2007-2010), Vice President (2005-2007), MassMutual; Vice President (1999-2005), Hartford Life Insurance Company; President (since 2008), Vice President (2006-2008), MassMutual Premier Funds (open-end investment company); Vice President (since 2006), MML Series Investment Fund (open-end investment company); Vice President (since 2006), MML Series Investment Fund II (open-end investment company).

Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

The Chairperson is elected to hold such office for a term of three years or until his or her successor is elected and qualified to carry out the duties and responsibilities of his or her office, or until he or she retires, dies, resigns, is removed or becomes disqualified.

The President, Treasurer and Secretary are elected to hold such office until their successor is elected and qualified to carry out the duties and responsibilities of their office, or until he or she dies, resigns, is removed or becomes disqualified. Each other officer shall hold office at the pleasure of the Trustees.

Additional Information About the Trustees

In addition to the information set forth above, the following specific experience, qualifications, attributes and skills apply to each Trustee. Each Trustee was appointed to serve on the Board based on his or her overall experience and the Board did not identify any specific qualification as all-important or controlling. The information in this section should not be understood to mean that any of the Trustees is an “expert” within the meaning of the federal securities laws.

Richard H. Ayers—As a director and audit committee member of several publicly traded companies, Mr. Ayers has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company for 25 years and has experience as a governance chairman of a non-profit organization. Mr. Ayers holds a BS and an MS in Industrial Management from Massachusetts Institute of Technology.

Allan W. Blair—As a trustee and audit and compliance committee member of a large healthcare system, Mr. Blair has experience with financial, regulatory and operational issues. He also has served as CEO of several non-profit organizations for over 25 years. Mr. Blair holds a BA from the University of Massachusetts at Amherst and a JD from Western New England College School of Law.

Mary E. Boland—As a former vice chairman and a current director and member of the executive and investment committees of an educational financing organization, Ms. Boland has experience with financial, regulatory and operational issues. Ms. Boland holds a BA from Newton College and a LLB from Boston College Law School.

R. Alan Hunter, Jr.—As the former chairman of the board of a non-profit organization and a current director of a publicly traded company, Mr. Hunter has experience with financial, regulatory and operational issues. He also held executive positions with a manufacturing company. Mr. Hunter holds a BA from Dickinson College and an MBA from the University of Pennsylvania.

Robert E. Joyal—As a director of several publicly traded companies, a trustee of various investment companies and a former executive of an investment management company, Mr. Joyal has experience with financial, regulatory and operational issues. Mr. Joyal is a Chartered Financial Analyst. He holds a BA from St. Michael’s College and a MBA from Western New England College.

F. William Marshall, Jr.—As an executive of several banking companies over the past 20 years, Mr. Marshall has experience with financial, regulatory and operational issues. He has over 35 years of banking experience and has participated on investment and finance committees (including chairperson) of various organizations. Mr. Marshall holds a BSBA from Washington University and completed the Advanced Management Program at Harvard Business School.

Elaine A. Sarsynski—As an executive of a financial services company and a director of a number of its subsidiaries with over 25 years of financial services experience, Ms. Sarsynski has experience with financial, regulatory and operational issues. She also has experience managing government and municipal activities and offering consulting services to the real estate industry. Ms. Sarsynski has FINRA Series 7 and 24 registrations and holds a BA from Smith College in economics and a MBA in finance and accounting from Columbia University.

Susan B. Sweeney—As an executive of a financial services company with over 30 years of financial services experience, Ms. Sweeney has experience with financial, regulatory and operational issues. Ms. Sweeney holds a BS in Business Studies from Connecticut Board for State Academic Awards, a MBA from Harvard Business School and a Doctor of Humane Letters from Charter Oak State College.

Board Committees and Meetings

The Board had four regularly scheduled meetings in 2010.

Audit Committee.    The Trust has an Audit Committee, consisting of Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. The Audit Committee, whose members are Messrs. Hunter and Blair and Ms. Sweeney, makes recommendations to the Trustees as to the engagement or discharge of the Trust’s independent auditors, supervises investigations into matters relating to audit functions, reviews with the Trust’s independent auditors the results of the audit engagement, and considers the audit fees. In 2010, the Audit Committee met six times.

Nominating Committee.    The Trust has a Nominating Committee, consisting of each Trustee who is not an “interested person” of the Trust. There are no regular meetings of the Nominating Committee but rather meetings are held as appropriate. The Nominating Committee met once during 2010. The Nominating Committee evaluates the qualifications of Trustee candidates and nominates candidates to the full Board. The Nominating Committee will consider nominees for the position of Trustee recommended by shareholders. The Nominating Committee also considers candidates from among the Trustees to serve as Chairperson of the Board and annually reviews the compensation of the Trust’s independent trustees.

The Nominating Committee will consider and evaluate nominee candidates properly submitted by shareholders of the Trust in the same manner as it considers and evaluates candidates recommended by other sources. A recommendation of a shareholder of the Trust must be submitted as described below to be considered properly submitted for purposes of the Nominating Committee’s consideration. The shareholders of the Trust must submit any such recommendation (a “Shareholder Recommendation”) in writing to the Trust’s Nominating Committee, to the attention of the Secretary, at the address of the principal executive offices of the Trust, which is 1295 State Street, Springfield, MA 01111. The Shareholder Recommendation must be delivered to or mailed and received at the principal executive offices of the Trust at least 60 calendar days before the date of the meeting at which the Nominating Committee is to select a nominee for independent Trustee. The Shareholder Recommendation must include: (i) a statement in writing setting forth: (A) the name, age, date of birth, phone number, business address, residence address, nationality and pertinent qualifications of the person recommended by the shareholder (the “Shareholder Candidate”), including an explanation of why the shareholder believes the Candidate will make a good Trustee; (B) the class or series and number of all shares of the Trust owned of record or beneficially by the Shareholder Candidate, as reported to such shareholder by the Shareholder Candidate; (C) any other information regarding the Shareholder Candidate called for with respect to director nominees by paragraphs (a), (d), (e) and (f) of Item 401 of Regulation S-K or paragraph (b) of Item 22 of Rule 14a-101 (Schedule 14A) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), adopted by the SEC (or the corresponding provisions of any regulation or rule subsequently adopted by the SEC or any successor agency applicable to the Trust); (D) any other information regarding the Shareholder Candidate that would be required to be disclosed if the Shareholder Candidate were a nominee in a proxy statement or other filing required to be made in connection with solicitation of proxies for election of trustees or directors pursuant to Section 14 of the Exchange Act and the rules and regulations promulgated thereunder; and (E) whether the recommending shareholder believes that the Shareholder Candidate is or will be an “interested person” (as defined in Section 2(a)(19) of the 1940 Act) of the Trust and, if not an “interested person,” information regarding the Shareholder Candidate that will be sufficient for the Trust to make such determination; (ii) the written and signed consent of the Shareholder Candidate to be named as a nominee, consenting to (1) the disclosure, as may be necessary or appropriate, of such Shareholder Candidate’s information submitted in accordance with (i) above and (2) service as a Trustee if elected; (iii) the recommending shareholder’s name and address as it appears on the Trust’s books, the number of all shares of each series of the Trust owned beneficially and of record by the recommending shareholder; (iv) a description of all arrangements or understandings between the recommending shareholder and the Shareholder Candidate and any other person or persons (including their names) pursuant to which the Shareholder Recommendation is being made by the recommending shareholder; and (v) such other information as the Nominating Committee may require the Shareholder Candidate to furnish as it may reasonably require or deem necessary to determine the eligibility of such Shareholder Candidate to serve as a Trustee or to satisfy applicable law.

Shareholders may send other communications to the Trustees by addressing such correspondence directly to the Secretary of the Trust, c/o Massachusetts Mutual Life Insurance Company, 1295 State Street, Springfield, MA 01111. When writing to the Board, shareholders should identify themselves, the fact that the communication is directed to the Board, the Fund they are writing about, and any relevant information regarding their Fund holdings. Except as provided below, the Secretary shall either (i) provide a copy of each shareholder communication to the Board at its next regularly scheduled meeting or (ii) if the Secretary determines that the communication requires more immediate attention, forward the communication to the Board promptly after receipt. The Secretary will also provide a copy of each shareholder communication to the Trust’s Chief Compliance Officer.

The Secretary may, in good faith, determine that a shareholder communication should not be provided to the Board because it does not reasonably relate to the Trust or its operations, management, activities, policies, service providers, Board, officers, shareholders or other matters relating to an investment in the Funds or is otherwise ministerial in nature (such as a request for Fund literature, share data or financial information). The Secretary will provide to the Board on a quarterly basis a summary of the shareholder communications not provided to the Board by virtue of this paragraph.

Contract Committee.    The Trust has a Contract Committee, consisting of each Trustee who is not an “interested person” of the Trust. The Contract Committee met once during 2010. The Contract Committee performs the specific tasks assigned to independent trustees by the 1940 Act, including the periodic consideration of the Trust’s investment management agreements and subadvisory agreements.

Governance Committee.    The Trust has a Governance Committee, whose members are Messrs. Blair, Joyal and Marshall, Ms. Boland and Ms. Sarsynski. The Governance Committee met once during 2010. The

Governance Committee oversees board governance issues including, but not limited to, the following: (i) to evaluate the board and committee structure and the performance of Trustees, (ii) to consider and address any conflicts and (iii) to consider the retirement policies of the Board.

Valuation Committee.    The Trust has a Valuation Committee, consisting of the President, Treasurer, Assistant Treasurers, Vice Presidents (except for the CCO), Secretary and Assistant Secretaries of the Trust. The Valuation Committee determines whether market quotations are readily available for investments held by each series of the Trust and determines the fair value of investments held by each series of the Trust for which market quotations are not readily available or are not deemed reliable by the investment adviser. There are no regular meetings of the Valuation Committee but rather meetings are held as appropriate.

Risk Oversight

As registered investment companies, the Funds are subject to a variety of risks, including, among others, investment risks, financial risks, compliance risks and operational risks. The Funds’ investment adviser and administrator, MassMutual, has primary responsibility for the Funds’ risk management on a day-to-day basis as part of its overall responsibilities. The Funds’ subadvisers are primarily responsible for managing investment risk as part of their day-to-day investment management responsibilities, as well as operational risks at their respective firms. The Funds’ investment adviser and Chief Compliance Officer also assist the Board in overseeing the significant investment policies of the Funds and monitor the various compliance policies and procedures approved by the Board as a part of its oversight responsibilities.

In discharging its oversight responsibilities, the Board considers risk management issues throughout the year by reviewing regular reports prepared by the Funds’ investment adviser and Chief Compliance Officer, as well as special written reports or presentations provided on a variety of risk issues, as needed. For example, the investment adviser reports to the Board quarterly on the investment performance of each of the Funds, the financial performance of the Funds, overall market and economic conditions, and legal and regulatory developments that may impact the Funds. The Fund’s Chief Compliance Officer, who reports directly to the Board’s Independent Trustees, provides presentations to the Board at its quarterly meetings and an annual report to the Board concerning (i) compliance matters relating to the Funds, the Funds’ investment adviser and subadvisers, and the Funds’ other key service providers; (ii) regulatory developments; (iii) business continuity programs; and (iv) various risks identified as part of the Funds’ compliance program assessments. The Funds’ Chief Compliance Officer also meets at least quarterly in executive session with the Independent Trustees, and communicates significant compliance-related issues and regulatory developments to the Audit Committee between Board meetings.

In addressing issues regarding the Funds’ risk management between meetings, appropriate representatives of the investment adviser communicate with the Chairman of the Trust, the Chairman of the Audit Committee or the Funds’ Chief Compliance Officer. As appropriate, the Trustees confer among themselves, or with the Funds’ Chief Compliance Officer, the investment adviser, other service providers and independent legal counsel, to identify and review risk management issues that may be placed on the full Board’s agenda.

The Board also relies on its committees to administer the Board’s oversight function. The Audit Committee assists the Board in reviewing with the investment adviser and the Funds’ independent auditors, at various times throughout the year, matters relating to the annual audits, financial accounting and reporting matters, and the internal control environment at the service providers that provide financial accounting and reporting for the Funds. The Audit Committee also meets annually with representatives of the investment adviser’s Corporate Audit Department to review the results of internal audits of relevance to the Funds. The Valuation Committee reviews and makes recommendations concerning the fair valuation of portfolio securities and the Funds’ pricing procedures in general. These and the Board’s other committees present reports to the Board that may prompt further discussion of issues concerning the oversight of the Funds’ risk management. The Board may also discuss particular risks that are not addressed in the committee process.

Share Ownership of Trustees and Officers of the Trust

The table below sets forth information regarding the Trustees’ beneficial ownership of Fund shares, based on the value of such shares as of December 31, 2010.

Name of Trustee	The Dollar Range of Equity Securities Beneficially Owned in the Trust	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Independent Trustees
Richard H. Ayers	None	None
Allan W. Blair	None	over $100,000
Mary E. Boland	None	None
R. Alan Hunter, Jr.	None	None
F. William Marshall, Jr.	None	None
Susan B. Sweeney	None	None
Interested Trustees
Robert E. Joyal	None	None
Elaine A. Sarsynski	None	None

The ownership information shown above does not include units of separate investment accounts that invest in one or more Funds held in a 401(k) plan or amounts held under a deferred compensation plan that are valued based on “shadow investments” in one or more Funds. As of December 31, 2010, these amounts were as follows: Mr. Ayers, over $100,000; Mr. Blair, over $100,000; Ms. Boland, over $100,000; Mr. Hunter, over $100,000; Mr. Joyal, over $100,000; and Ms. Sarsynski, $50,001-$100,000.

As of November 18, 2011, the Trustees and officers of the Trust, individually and as a group, beneficially owned less than 1% of the outstanding shares of any of the Funds.

To the knowledge of the Trust, as of December 31, 2010, the Independent Trustees and their immediate family members did not own beneficially or of record securities of an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds or a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with an investment adviser, subadviser, principal underwriter or sponsoring insurance company of the Funds.

Trustee Compensation

Effective January 1, 2011, the Trust, on behalf of each Fund, pays each of its Trustees who is not an officer or employee of MassMutual a fee of $12,900 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board is paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the Audit Committee is paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee are paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who serve on the Audit Committee, other than the Chairperson, are paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees are paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimburses out-of-pocket business travel expenses to such Trustees. Trustees who are officers or employees of MassMutual receive no fees from the Trust.

At the start of the 2010 fiscal year, the Trust, on behalf of each Fund, paid each of its Trustees who was not an officer or employee of MassMutual a fee of $11,100 per quarter plus a fee of $3,600 per in-person meeting attended and the annual Contract Committee meeting. The Chairperson of the Board was paid an additional 50% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairperson of the

Audit Committee was paid an additional 10% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. The Chairpersons of each of the Contract Committee, the Nominating Committee and the Governance Committee were paid an additional 5% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. Such Trustees who served on the Audit Committee, other than the Chairperson, were paid an additional 4% of the quarterly fee, the in-person meeting fee and the Contract Committee meeting fee. No additional fees were paid for attending any other committee meetings or any special telephonic meetings. In addition, the Trust reimbursed out-of-pocket business travel expenses to such Trustees. Trustees who were officers or employees of MassMutual received no fees from the Trust.

The following table discloses actual compensation paid to Trustees of the Trust during the 2010 fiscal year. The Trust has no pension or retirement plan, but does have a deferred compensation plan. The plan provides for amounts deferred prior to July 1, 2008, plus interest, to be credited a rate of interest of eight percent (8%). Amounts deferred after July 1, 2008, plus or minus earnings, are “shadow invested” and earn the rate of return equal to the rate of return earned by the funds in which such amounts are shadow invested. Each of the Trustees also served as Trustee of one other registered investment company managed by MassMutual, MML Series Investment Fund.

Name/Position	Aggregate Compensation from the Trust	Deferred Compensation and Interest accrued as part of Fund Expenses	Total Compensation from the Trust and Fund Complex
Richard H. Ayers	—	$154,022	$242,901
Chairman and Trustee
Allan W. Blair	$53,172	—	$88,620
Trustee
Mary E. Boland	—	$131,295	$210,065
Trustee
R. Alan Hunter, Jr.	$55,980	$61,212	$182,277
Trustee
Robert E. Joyal	—	$121,521	$190,260
Trustee
F. William Marshall, Jr.	$53,640	—	$288,400
Trustee
Elaine A. Sarsynski[1]	$0	—	$0
Trustee
Susan B. Sweeney	$53,172	—	$88,620
Trustee

(1)	Ms. Sarsynski, as an employee of MassMutual, received no compensation for her role as a Trustee to the Trust.

CONTROL PERSONS AND PRINCIPAL HOLDERS OF SECURITIES

As of November 18, 2011, to the Trust’s knowledge, the following persons owned of record or beneficially 5% or more of the outstanding shares of the indicated classes of the Funds set forth below. Such ownership may be beneficially held by individuals or entities other than the owner listed. To the extent that any listed shareholder beneficially owns more than 25% of a Fund, it may be deemed to “control” such Fund within the meaning of the 1940 Act. The effect of such control may be to reduce the ability of other shareholders of the Fund to take actions requiring the affirmative vote of holders of a plurality or majority of the Fund’s shares without the approval of the controlling shareholder.

MassMutual Select Indexed Equity Fund1

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	57.64%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	38.97%

Class L	MassMutual 1295 State Street Springfield, MA 01111	77.58%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	19.88%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	64.56%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	14.78%

	Norwest Bank Colorado Trust Savings & Supplemental Retirement Plan of Novant Health Systems, Inc. 8515 E. Orchard Road 2T2 Engelwood, CO 80111	9.67%

	Norwest Bank Colorado Trust Tax Deferred Savings Retirement Plan of Novant Health Systems, Inc. 8515 E. Orchard Road 2T2 Engelwood, CO 80111	9.07%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	55.96%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	42.55%

Class I	MassMutual 1295 State Street Springfield, MA 01111	76.47%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	21.15%

MassMutual Select Growth Opportunities Fund2

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	83.39%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	10.75%

Class L	MassMutual 1295 State Street Springfield, MA 01111	71.05%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	28.25%

Class N	MassMutual 1295 State Street Springfield, MA 01111	100%

Class S	MassMutual 1295 State Street Springfield, MA 01111	72.97%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.41%

	MassMutual RetireSMART® Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	5.12%

Class Y	MassMutual 1295 State Street Springfield, MA 01111	91.10%

	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.37%

MassMutual Select Mid-Cap Value Fund3

Class	Name and Address of Beneficial Owner	Percent of Class
Class A	MassMutual 1295 State Street Springfield, MA 01111	48.60%
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	48.49%
Class L	MassMutual 1295 State Street Springfield, MA 01111	93.65%
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	6.35%
Class N	MassMutual 1295 State Street Springfield, MA 01111	100%
Class S	MassMutual 1295 State Street Springfield, MA 01111	33.30%
	MassMutual RetireSMART® Moderate Fund 200 Clarendon Street Boston, MA 02116	13.33%
	MassMutual RetireSMART® Moderate Growth Fund 200 Clarendon Street Boston, MA 02116	11.33%
	MassMutual RetireSMART® 2020 Fund 200 Clarendon Street Boston, MA 02116	9.65%
	MassMutual RetireSMART® 2030 Fund 200 Clarendon Street Boston, MA 02116	9.19%
	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	7.41%
	MassMutual RetireSMART® 2040 Fund 200 Clarendon Street Boston, MA 02116	6.15%
Class Y	Taynik & Co. c/o State Street Bank P.O. Box 9130 FPG90 Boston, MA 02117	73.11%
	MassMutual 1295 State Street Springfield, MA 01111	26.89%

[1]

As of November 18, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, and Taynik & Co. c/o State Street Bank and Trust Company, P.O. Box 9130 FPG90, Boston, MA 02117, owned 68.25% and 25.28% respectively, of MassMutual Select Indexed Equity Fund and therefore each may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual and Taynik & Co. Both MassMutual and Taynik & Co. are organized under the laws of Massachusetts.

[2]

As of November 18, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 75.94% of MassMutual Select Growth Opportunities Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

[3]

As of November 18, 2011, MassMutual, 1295 State Street, Springfield, MA 01111, owned 35.55% of MassMutual Select Mid-Cap Value Fund and therefore may be presumed to “control” the Fund, as that term is defined in the 1940 Act. However, such ownership may be beneficially held by individuals or entities other than MassMutual. MassMutual is organized under the laws of Massachusetts.

INVESTMENT ADVISER AND SUBADVISERS

Investment Adviser

MassMutual serves as investment adviser to each Fund pursuant to Investment Management Agreements with the Trust on behalf of the Funds (each, an “Advisory Agreement”). Under each Advisory Agreement, MassMutual is obligated to provide for the management of each Fund’s portfolio of securities, subject to policies established by the Trustees of the Trust and in accordance with each Fund’s investment objective, policies and restrictions as set forth herein and in the Prospectus, and has the right to select subadvisers to the Funds pursuant to an investment subadvisory agreement (the “Subadvisory Agreement”).

Each Advisory Agreement may be terminated at any time without the payment of any penalty by the Trustees, or by vote of a majority of the outstanding shares of the Fund, or by MassMutual, on sixty days’ written notice. In addition, each Advisory Agreement automatically terminates if it is assigned or if its continuance is not specifically approved at least annually (after its initial 2 year period): (1) by the affirmative vote of a majority of the Trustees or by the affirmative vote of a majority of the Fund’s shares, and (2) by an affirmative vote of a majority of the Trustees who are not “interested persons” (as defined in the 1940 Act) of the Trust. MassMutual’s liability regarding its investment management obligations and duties is limited to situations involving its willful misfeasance, bad faith, gross negligence or reckless disregard of such obligations and duties.

MassMutual also serves as investment adviser to: MassMutual Select PIMCO Total Return Fund, MassMutual Select Strategic Bond Fund, MassMutual Select Strategic Balanced Fund, MassMutual Select BlackRock Global Allocation Fund, MassMutual Select Diversified Value Fund, MassMutual Select Fundamental Value Fund, MassMutual Select Value Equity Fund, MassMutual Select Large Cap Value Fund, MassMutual Select Core Opportunities Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Large Cap Growth Fund, MassMutual Select NASDAQ-100® Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Cap Value Equity Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Small Company Growth Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2035 Fund, MassMutual RetireSMARTSM 2040 Fund, MassMutual RetireSMARTSM 2045 Fund and MassMutual RetireSMARTSM 2050 Fund, MassMutual RetireSMARTSM Conservative Fund, MassMutual RetireSMARTSM Moderate Fund, MassMutual RetireSMARTSM Moderate Growth Fund, and MassMutual RetireSMARTSM Growth Fund, which are series of the Trust; MassMutual Premier Money Market Fund, MassMutual Premier Short-Duration Bond Fund, MassMutual Premier Inflation-Protected and Income Fund, MassMutual Premier Core Bond Fund, MassMutual Premier Diversified Bond Fund, MassMutual Premier High Yield Fund, MassMutual Premier International Bond Fund, MassMutual Premier Balanced Fund, MassMutual Barings Dynamic Allocation Fund, MassMutual Premier Value Fund, MassMutual

Premier Disciplined Value Fund, MassMutual Premier Main Street Fund, MassMutual Premier Capital Appreciation Fund, MassMutual Premier Disciplined Growth Fund, MassMutual Premier Discovery Value Fund, MassMutual Premier Main Street Small/Mid Cap Fund, MassMutual Premier Small/Mid Cap Opportunities Fund, MassMutual Premier Global Fund, MassMutual Premier International Equity Fund, MassMutual Premier Focused International Fund and MassMutual Premier Strategic Emerging Markets Fund, which are series of MassMutual Premier Funds, an open-end management investment company; MML Conservative Allocation Fund, MML Balanced Allocation Fund, MML Moderate Allocation Fund, MML Growth Allocation Fund, MML Aggressive Allocation Fund, MML Asset Allocation Fund, MML Blue Chip Growth Fund, MML Concentrated Growth Fund, MML Emerging Growth Fund, MML Equity Income Fund, MML Equity Index Fund, MML Focused Equity Fund, MML Foreign Fund, MML Fundamental Growth Fund, MML Fundamental Value Fund, MML Global Fund, MML Growth & Income Fund, MML Income & Growth Fund, MML Large Cap Growth Fund, MML Large Cap Value Fund, MML Mid Cap Growth Fund, MML Mid Cap Value Fund, MML NASDAQ-100® Fund, MML PIMCO Total Return Fund, MML Small Cap Growth Equity Fund, MML Small Cap Index Fund, MML Small Company Value Fund, MML Small/Mid Cap Value Fund, MML American Funds® Growth Fund, MML American Funds® International Fund and MML American Funds® Core Allocation Fund, which are series of MML Series Investment Fund, an open-end management investment company; MML Blend Fund, MML China Fund, MML Enhanced Index Core Equity Fund, MML Equity Fund, MML High Yield Fund, MML Inflation-Protected and Income Fund, MML Managed Bond Fund, MML Money Market Fund, MML Short-Duration Bond Fund, MML Small/Mid Cap Equity Fund and MML Strategic Emerging Markets Fund, which are series of MML Series Investment Fund II, an open-end management investment company; certain wholly owned subsidiaries of MassMutual; and various employee benefit plans and separate investment accounts in which employee benefit plans invest.

The Trust, on behalf of each Fund, pays MassMutual an investment advisory fee monthly, at an annual rate based upon the average daily net assets of that Fund as follows: .10% of the first $2.5 billion of the average daily net assets of the Indexed Equity Fund, .08% of the next $2.5 billion and .05% on assets in excess of $5 billion, .73% for the Growth Opportunities Fund and .70% for the Mid-Cap Value Fund.

For the last three fiscal years, the Funds have paid the following amounts as investment advisory fees to MassMutual pursuant to each Advisory Agreement:

	Management Fee Paid	Other Expenses Reimbursed
Indexed Equity Fund
Year ended 12/31/08	$1,929,788	—
Year ended 12/31/09	$1,477,835	—
Year ended 12/31/10	$1,766,743	—
Growth Opportunities Fund
Year ended 12/31/08	$2,831,094	—
Year ended 12/31/09	$1,964,268	—
Year ended 12/31/10	$2,057,185	—
Mid-Cap Value Fund
Year ended 12/31/08	$1,075,287	—
Year ended 12/31/09	$693,964	—
Year ended 12/31/10	$870,145	—

NTI serves as subadviser for the Indexed Equity Fund. NTI, formerly known and conducting business as Northern Trust Investments, N.A., an indirect subsidiary of Northern Trust Corporation, is an Illinois state banking corporation and an investment adviser registered under the Investment Advisers Act of 1940, as amended (the “Advisers Act”). It primarily manages assets for institutional and individual separately managed accounts, investment companies and bank common and collective funds. Northern Trust Corporation is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank

Holding Company Act of 1956, as amended. NTI also provides subadvisory services for the MassMutual Select NASDAQ-100® Fund, which is also a series of the Trust; and the MML Equity Index Fund, the MML NASDAQ-100 Fund and the MML Small Cap Index Fund, each of which are series of MML Series Investment Fund, a registered, open-end investment company for which MassMutual serves as investment adviser.

NFJ and Systematic both act as subadvisers for the Mid-Cap Value Fund. Systematic is a Delaware limited partnership with senior professionals of the firm sharing ownership with Affiliated Managers Group, Inc. (“AMG”). AMG is the majority owner of the firm, with the remaining equity spread between six active senior members of Systematic. AMG is a passive financial partner. Systematic’s management employees retain autonomous control of the investment philosophy and process, as well as comprehensive management of the firm.

Systematic was founded in 1982, as a registered investment advisor with the SEC pursuant to the Advisers Act, specializing in the management of value portfolios. In 1995, a majority stake in the firm was sold to AMG, a holding company and publicly traded company that invests in mid-sized asset management firms. The firm was subsequently re-registered with the SEC as Systematic on April 10, 1995. In 1996, AMG brought in the current senior members of the investment management team.

NFJ is a direct subsidiary of Allianz Global Investors Capital LLC (“AGI Capital”) and is organized as a Delaware limited liability company. AGI Capital is a subsidiary of Allianz Global Investors, the asset management arm of Allianz SE, one of the world’s largest financial services providers. AGI Capital provides oversight with respect to the investment management services provided by NFJ. AGI Capital also provides best-in-class services across non-investment related functions. Although NFJ is not employee-owned, as of January 2010, key employees participate in an equity ownership plan that provides compensation based on the profits of the firm and vests over time.

Sands Capital and DMC both act as subadvisers for the Growth Opportunities Fund. DMC, a series of Delaware Management Business Trust, is an indirect subsidiary of Delaware Management Holdings, Inc. (“DMHI”). DMHI is an indirect, wholly-owned subsidiary, and subject to the ultimate control, of Macquarie Group, Ltd. (“Macquarie”). Macquarie is a Sydney, Australia-headquartered global provider of banking, financial, advisory, investment and funds management services. Delaware Investments is the marketing name for DMHI and its subsidiaries. Investments in the Growth Opportunities Fund are not and will not be deposits with or liabilities of Macquarie Bank Limited ABN 46 008 583 542 and its holding companies including their subsidiaries or related companies and are subject to investment risk, including possible delays in repayment and loss of income and capital invested. No Macquarie company guarantees or will guarantee the performance of the Growth Opportunities Fund, the repayment of capital from the Fund or any particular rate of return.

For the last three fiscal years, MassMutual paid the following amounts for subadvisory services provided to the Funds:

Indexed Equity Fund
Year ended 12/31/08	$164,306
Year ended 12/31/09	$130,365
Year ended 12/31/10	$151,854
Growth Opportunities Fund
Year ended 12/31/08	$1,724,010
Year ended 12/31/09	$1,202,237
Year ended 12/31/10	$1,260,857
Mid-Cap Value Fund
Year ended 12/31/08	$713,335
Year ended 12/31/09	$440,177
Year ended 12/31/10	$513,859

ADMINISTRATOR AND SUB-ADMINISTRATOR

MassMutual has entered into an administrative services agreement (the “Administrative Services Agreement”) with the Trust, on behalf of each Fund, pursuant to which MassMutual is obligated to provide all necessary administrative and shareholder services and to bear some expenses of the Funds, such as federal and state registration fees. MassMutual may, at its expense, employ others to supply all or any part of the services to be provided to the Funds pursuant to the Administrative Services Agreement. The Trust, on behalf of each Fund, pays MassMutual an administrative services fee monthly at an annual rate based upon the average daily net assets of the applicable class of shares of the Funds. The annual administrative services fee is .06% for Class Z shares of the Indexed Equity Fund, .09% for Class Z shares of the Growth Opportunities Fund and .08% for Class Z shares of the Mid-Cap Value Fund. MassMutual has entered into a sub-administration agreement with State Street Bank and Trust Company (“State Street”). As sub-administrator, State Street assists in many aspects of fund administration and is compensated by MassMutual for providing administrative services to the Funds.

THE DISTRIBUTOR

The Funds’ shares are continuously distributed by MML Distributors, LLC (the “Distributor”), located at 1295 State Street, Springfield, Massachusetts 01111-0001, pursuant to a Principal Underwriter Agreement with the Trust dated as of February 6, 2006, as amended (the “Distribution Agreement”). The Distributor pays commissions to its selling dealers as well as the costs of printing and mailing prospectuses to potential investors and of any advertising incurred by it in connection with distribution of shares of the Funds. The Distributor is a wholly-owned subsidiary of MassMutual.

The Distribution Agreement will continue in effect for an initial two-year period, and thereafter for successive one-year periods, provided that each such continuance is specifically approved (i) by the vote of a majority of the Trustees or by a vote of a majority of the shares of the Trust; and (ii) by a majority of the Trustees who are not parties to the Distribution Agreement or interested persons (as defined in the 1940 Act) of any such person, cast in person at a meeting called for the purpose of voting on such approval.

The Distributor has also entered into a Sub-Distributor’s Agreement with OppenheimerFunds Distributor, Inc. (the “Sub-Distributor”) dated as of February 7, 2003. The Sub-Distributor is an affiliate of the Distributor and an indirect majority-owned subsidiary of MassMutual.

MassMutual may make payments, out of its own assets, to securities dealers and other firms that enter into agreements providing the Distributor with access to representatives of those firms for the sale of shares of the Funds or with other marketing or administrative services with respect to the Funds. These payments may be a specific dollar amount, may be based on the number of customer accounts maintained by a firm, or may be based on a percentage of the value of shares of the Funds sold to, or held by, customers of the firm.

CUSTODIAN, DIVIDEND DISBURSING AGENT AND TRANSFER AGENT

State Street, located at 200 Clarendon Street, Boston, Massachusetts 02116, is the custodian of each Fund’s investments (the “Custodian”). State Street is the Funds’ transfer agent and dividend disbursing agent (the “Transfer Agent”). As custodian, State Street has custody of the Funds’ securities and maintains certain financial and accounting books and records. The Custodian and the Transfer Agent do not assist in, and are not responsible for, the investment decisions and policies of the Funds.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

Deloitte & Touche LLP, located at 200 Berkeley Street, Boston, Massachusetts 02116, is the Trust’s independent registered public accounting firm.

CODES OF ETHICS

The Trust, MassMutual, the Distributor, DMC, NFJ, NTI, Sands Capital and Systematic have each adopted a code of ethics (the “Codes of Ethics”) pursuant to Rule 17j-1 under the 1940 Act and Rule 204A-1 under the Advisers Act. The Codes of Ethics permit Fund personnel to invest in securities, including securities that may be purchased or held by a Fund, for their own accounts, but require compliance with various pre-clearance requirements (with certain exceptions). The Codes of Ethics are on public file with, and are available from, the SEC.

PORTFOLIO TRANSACTIONS AND BROKERAGE

Purchases and sales of securities on a securities exchange are effected by brokers, and each Fund which purchases or sells securities on a securities exchange pays a brokerage commission for this service. In transactions on stock exchanges in the United States, these commissions are negotiated, whereas on many foreign stock exchanges these commissions are fixed. In the over-the-counter markets, securities are generally traded on a “net” basis with dealers acting as principal for their own accounts without a stated commission, although the price of the security usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commissions or discounts are paid.

The primary consideration in placing portfolio security transactions with broker-dealers for execution is to obtain and maintain the availability of execution at the most favorable prices and in the most effective manner possible. Each Fund’s investment adviser or subadviser attempts to achieve this result by selecting broker-dealers to execute portfolio transactions on the basis of their professional capability, the value and quality of their brokerage services, including anonymity and trade confidentiality, and the level of their brokerage commissions.

Under each Management or Subadvisory Agreement and as permitted by Section 28(e) of the Securities Exchange Act of 1934, an investment adviser or subadviser may cause a Fund to pay a broker-dealer that provides brokerage and research services to the investment adviser or subadviser an amount of commission for effecting a securities transaction for a Fund in excess of the amount other broker-dealers would have charged for the transaction if the investment adviser or subadviser determines in good faith that the greater commission is reasonable in relation to the value of the brokerage and research services provided by the executing broker-dealer viewed in terms of either a particular transaction or the investment adviser’s or subadviser’s overall responsibilities to the Trust and to its other clients. The term “brokerage and research services” includes: providing advice as to the value of securities, the advisability of investing in, purchasing, or selling securities, and the availability of securities or of purchasers or sellers of securities; furnishing analyses and reports concerning issuers, industries, securities, economic factors and trends, portfolio strategy and the performance of accounts; and effecting securities transactions and performing functions incidental thereto such as clearance and settlement.

Certain investment advisers or subadvisers may obtain third-party research from broker-dealers or non-broker-dealers by entering into commission sharing arrangements (“CSAs”). Under a CSA, the executing broker-dealer agrees that part of the commissions it earns on certain equity trades will be allocated to one or more research providers as payment for research. CSAs allow an investment adviser or subadviser to direct broker-dealers to pool commissions that are generated from orders executed at that broker-dealer, and then periodically direct the broker-dealer to pay third party research providers for research.

Research provided by brokers is used for the benefit of all of the investment adviser’s or subadviser’s clients and not solely or necessarily for the benefit of the Trust. The investment advisers or subadvisers attempt to evaluate the quality of Research provided by brokers. Results of this effort are sometimes used by the investment advisers or subadvisers as a consideration in the selection of brokers to execute portfolio transactions.

The investment advisory fee that the Trust pays on behalf of each Fund to MassMutual will not be reduced as a consequence of an investment adviser’s or subadviser’s receipt of brokerage and research services. To the extent the Trust’s portfolio transactions are used to obtain such services, the brokerage commissions paid by the Trust will exceed those that might otherwise be paid, by an amount which cannot now be determined, provided that the investment adviser or subadviser determines in good faith that such excess amounts are reasonable in relation to the services provided. Such services would be useful and of value to an investment adviser or subadviser in serving both the Trust and other clients and, conversely, such services obtained by the placement of brokerage business of other clients would be useful to an investment adviser or subadviser in carrying out its obligations to the Trust.

Subject to the overriding objective of obtaining the best execution of orders, the Funds may use broker-dealer affiliates of their respective investment advisers or subadvisers to effect portfolio brokerage transactions under procedures adopted by the Trustees. Pursuant to these procedures, the commission rates and other remuneration paid to the affiliated broker-dealer must be fair and reasonable in comparison to those of other broker-dealers for comparable transactions involving similar securities being purchased or sold during a comparable time period. This standard would allow the affiliated broker or dealer to receive no more than the remuneration which would be expected to be received by an unaffiliated broker.

The Funds may allocate brokerage transactions to broker-dealers (including affiliates of their respective investment advisers or subadvisers) who have entered into arrangements with the Trust under which the broker-dealer allocates a portion of the commissions paid back to the Fund. The transaction quality must, however, be comparable to that of other qualified broker-dealers.

The following table discloses the brokerage commissions paid by the Funds for the fiscal years ended December 31, 2010, December 31, 2009 and December 31, 2008:

	Year ended December 31, 2010	Year ended December 31, 2009	Year ended December 31, 2008
Indexed Equity Fund	$40,394	$38,580	$88,619
Growth Opportunities Fund	$128,929	$176,499	$219,233
Mid-Cap Value Fund	$281,707	$273,683	$314,930

The following table discloses, for those Funds that paid brokerage commissions to an affiliate of its investment adviser or subadviser, the total amount of brokerage commissions paid by each such Fund to affiliates for the past three fiscal years and, for the fiscal year ended 2010, the percentage of the Fund’s aggregate brokerage commissions paid to affiliates and the percentage of the Fund’s aggregate dollar amount of transactions involving the payment of commissions effected through affiliates.

	Year ended December 31, 2010			Year ended December 31, 2009	Year ended December 31, 2008
Affiliated Broker/Dealer	Aggregate Commissions Paid	Percentage Paid to Affiliates	Percentage of Dollar Amount of Transactions Involving Payment of Commissions to Affiliates	Aggregate Commissions Paid
Jefferies and Company
Mid-Cap Value Fund[1]	$1,158	0.41%	0.20%	$470	—

[1]	Includes affiliated trading platforms of Jefferies and Company.

The following table discloses, for those Funds that had trades directed to a third-party soft dollar broker during the fiscal year ended December 31, 2010, the dollar value of transactions placed by each such Fund with such soft dollar brokers and dealers during the fiscal year ended December 31, 2010 to recognize “brokerage and research” services, and commissions paid for such transactions:

	Dollar Value of Those Transactions	Amount of Commission
Growth Opportunities Fund	$139,505,391	$66,277
Mid-Cap Value Fund	$166,531,823	$94,118

The following table discloses, for those Funds that held securities issued by one or more of its “regular brokers or dealers” (as defined in the 1940 Act), or their parent companies, the aggregate value of the securities held by each such Fund as of the fiscal year ended December 31, 2010.

	Regular Broker or Dealer	Aggregate Value of Securities Held
Indexed Equity Fund	JPMorgan Chase & Co.	$28,222,408
	Citigroup, Inc.	23,416,872
	Bank of America Corp.	22,911,143
	The Goldman Sachs Group, Inc.	14,629,584
	Morgan Stanley	7,050,220
	State Street Corp.	3,945,110

		$100,175,337

SHAREHOLDER INVESTMENT ACCOUNT

A Shareholder Investment Account is established for each investor in the Funds. Each account contains a record of the shares of the Fund maintained by the Transfer Agent. No share certificate will be issued. Whenever a transaction takes place in the Shareholder Investment Account, the investor will be mailed a statement showing the transaction and the status of the account.

DESCRIPTION OF SHARES

The Trust, an open-end, management investment company, is organized as a Massachusetts business trust under the laws of Massachusetts by an Agreement and Declaration of Trust dated May 28, 1993. A copy of the Declaration of Trust is on file with the Secretary of The Commonwealth of Massachusetts. The fiscal year for each Fund ends on December 31.

The Declaration of Trust permits the Trustees, without shareholder approval, to issue an unlimited number of shares and divide those shares into an unlimited number of series of shares, representing separate investment portfolios with rights determined by the Trustees. When issued, shares are fully paid and nonassessable and have no preemptive or subscription rights. Shares of each series are entitled to dividends as declared by the Trustees. In the event of liquidation of a series, the Trustees would distribute, after paying or otherwise providing for all charges, taxes, expenses and liabilities belonging to the series, the remaining assets belonging to the series ratably among the holders of outstanding shares of the series. Under the Trust’s Declaration of Trust, the Board is authorized to create new series and classes without shareholder approval. The Trustees have currently authorized the issuance of an unlimited number of full and fractional shares of 37 series, each of which is described in this SAI.

The Trustees may divide the shares of any series into two or more classes having such preferences or special or relative rights and privileges as the Trustees may determine, without obtaining shareholder approval. The

Trustees have currently authorized the establishment and designation of up to 7 classes of shares for each series of the Trust: Class A Shares, Class I Shares, Class L Shares, Class N Shares, Class S Shares, Class Y Shares and Class Z Shares. All shares of a particular class of each series represent an equal proportionate interest in the assets and liabilities belonging to that series allocable to that class.

The Trustees may also divide or combine the shares of any series or class into a greater or lesser number without changing the proportionate beneficial interests in the series or class.

The Declaration of Trust provides for the perpetual existence of the Trust. The Declaration of Trust, however, provides that the Trust may be terminated at any time by vote of shareholders holding at least a majority of the shares of each series entitled to vote or by the Trustees by written notice to the shareholders. Any series of shares may be terminated at any time by vote of shareholders holding at least a majority of the shares of such series entitled to vote or by the Trustees by written notice to the shareholders of such series.

Shares of each series entitle their holder to one vote for each dollar (or proportionate fractional vote for each fraction of a dollar) of NAV per share of each series or class for each share held as to any matter on which such shareholders are entitled to vote. On any matter submitted to a vote of shareholders, all shares of the Trust then entitled to vote shall be voted in the aggregate as a single class without regard to series or class, except that: (i) when required by the 1940 Act or when the Trustees shall have determined that the matter affects one or more series or classes materially differently, shares will be voted by individual series or class; and (ii) when the Trustees have determined that the matter affects only the interests of one or more series or classes, then only shareholders of such series or classes shall be entitled to vote thereon. Shares of each series have noncumulative voting rights with respect to the election of Trustees. Shareholder inquiries should be directed to MassMutual Select Funds, Attn: B420, 1295 State Street, Springfield, Massachusetts 01111.

The Trust is not required to hold annual or regular meetings of its shareholders. However, meetings of the shareholders may be called for the purpose of taking action upon any matter requiring the vote or the authority of the shareholders of the Trust or any series or class or upon any other matter deemed by the Trustees to be necessary or desirable. There will normally be no meetings of shareholders for the purpose of electing Trustees except that the Trust will hold a shareholders’ meeting for the election of Trustees at such time as less than a majority of the Trustees holding office have been elected by shareholders or as otherwise required by applicable law or regulation. Each Trustee of the Trust serves until the next meeting of shareholders called for the purpose of electing Trustees and until the election and qualification of his or her successor or until he or she dies, resigns or is removed. Notwithstanding the foregoing, unless the Trustees determine that it is desirable and in the best interest of the Trust that an exception to the retirement policy of the Trust be made, a Trustee shall retire and cease to serve as a Trustee upon the conclusion of the calendar year in which such Trustee attains the age of seventy-two years.

No amendment may be made to the Declaration of Trust without an affirmative vote of a majority of the outstanding shares of the Trust, or the applicable series or class, except to change the name of the Trust or to cure technical problems in the Declaration of Trust.

Under Massachusetts law, shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. However, the Trust’s Declaration of Trust disclaims liability of the shareholders, Trustees, or officers of the Trust for acts or obligations of the Trust, which are binding only on the assets and property of the Trust, and requires that notice of such disclaimer be given in each agreement, obligation, or instrument entered into or executed by the Trust or the Trustees. The Trust’s Declaration of Trust provides for indemnification out of the Trust property for all loss and expense of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder incurring financial loss on account of shareholder liability is considered remote since it is limited to circumstances in which the disclaimer is inoperative and the Trust itself is unable to meet its obligations.

The Declaration of Trust further provides that a Trustee will not be personally liable for errors of judgment or mistakes of fact or law. However, nothing in the Declaration of Trust protects a Trustee against any liability to which the Trustee would otherwise be subject by reason of his or her own willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office. The Declaration of Trust also provides for indemnification of each of its Trustees and officers, except that such Trustees and officers may not be indemnified against any liability to the Trust or its shareholders to which he or she would otherwise be subject by reason of willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

REDEMPTION OF SHARES

With respect to each Fund, the Trustees may suspend the right of redemption, postpone the date of payment or suspend the determination of NAV: (a) for any period during which the NYSE is closed (other than for customary weekend and holiday closing); (b) for any period during which trading in the markets the Fund normally uses is, as determined by the SEC, restricted; (c) when an emergency exists as determined by the SEC so that disposal of the Fund’s investments or a determination of its NAV is not reasonably practicable; or (d) for such other periods as the SEC by order may permit for the protection of the Trust’s shareholders. While the Trust’s Declaration of Trust would permit it to redeem shares in cash or other assets of the Fund or both, the Trust has filed an irrevocable election with the SEC to pay in cash all requests for redemption received from any shareholder if the aggregate amount of such requests in any 90-day period does not exceed the lesser of $250,000 or 1% of a Fund’s net assets.

VALUATION OF PORTFOLIO SECURITIES

The NAV of each Fund’s shares is determined once daily as of the close of regular trading on the NYSE, on each day the NYSE is open for trading. The NYSE normally closes at 4:00 p.m. Eastern Time, but may close earlier on some days. The NYSE currently is not open for trading on New Year’s Day, Martin Luther King, Jr. Day, President’s Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day and on occasion is closed early or entirely due to weather or other conditions. Each Fund calculates the NAV of each of its classes of shares by dividing the total value of the assets attributable to that class, less the liabilities attributable to that class, by the number of shares of that class that are outstanding.

Equity securities are valued on the basis of information furnished by a pricing service, which provides the last reported sale price for securities listed on a national securities exchange or the official closing price on the NASDAQ National Market System, or in the case of over-the-counter securities for which an official closing price is unavailable or not reported on the NASDAQ System, the last reported bid price. Debt securities (other than short-term obligations) are valued on the basis of valuations furnished by a pricing service, which determines valuations taking into account factors such as institutional-size trading in similar securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data. Short-term debt securities are valued at either amortized cost or at original cost plus accrued interest, whichever approximates current market value. Shares of other open-end mutual funds are valued at their closing NAVs as reported on each business day. Investments are marked to market daily based on values provided by third-party vendors or market makers to the extent available or based on model prices. Valuations provided by third-party vendors and representative bids provided by market makers may be determined on the basis of a variety of factors, such as broker quotations, financial modeling, and other market data, such as market indexes and yield curves, counterparty information, and foreign exchange rates.

Investments for which market quotations are not available or for which a pricing service or vendor does not provide a value, or for which such market quotations or values are considered by the investment adviser to be unreliable (including, for example, certain foreign securities, thinly-traded securities, initial public offerings, or securities whose values may have been affected by a significant event) are stated at fair valuations determined by the Funds’ Valuation Committee in accordance with procedures approved by the Board, and under the general oversight of the Board. It is possible that fair value prices will be used by the Funds to a significant extent. The value determined for an investment using the Funds’ fair value procedures may differ from recent market prices for the investment and may be significantly different from the value realized upon such asset’s sale.

Portfolio securities traded on more than one national securities exchange are valued at the last price on the business day at the close of the exchange representing the principal market for such securities. All assets and liabilities expressed in foreign currencies are converted into U.S. dollars at the mean between the buying and selling rates of such currencies against the U.S. dollar at the end of each business day.

The Funds may invest in securities that are traded principally in foreign markets and that trade on weekends and other days when the Funds do not price their shares. As a result, the value of the Funds’ portfolio securities may change on days when the prices of the Funds’ shares are not calculated. The prices of the Funds’ shares will reflect any such changes when the prices of the Funds’ shares are next calculated, which is the next day the NYSE is open. The Funds may use fair value pricing more frequently for securities primarily traded in foreign markets because, among other things, most foreign markets close well before the Funds value their securities. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. The Funds’ investments may be priced based on fair values provided by a third-party fair valuation vendor, based on certain factors and methodologies applied by such vendor, in the event that there is movement in the U.S. market that exceeds a specific threshold established by the Funds’ Valuation Committee pursuant to procedures established by the Board, and under the general oversight of the Board.

The prices of foreign securities are quoted in foreign currencies. The Trust converts the values of foreign currencies into U.S. dollars at the rate of exchange prevailing at the time it determines NAV. Changes in the exchange rate, therefore, if applicable, will affect the NAV of shares of a Fund even when there has been no change in the values of the foreign securities measured in terms of the currency in which they are denominated.

The proceeds received by each Fund for each issue or sale of its shares, all net investment income, and realized and unrealized gain will be specifically allocated to such Fund and constitute the underlying assets of that Fund. The underlying assets of each Fund will be segregated on the books of account, and will be charged with the liabilities in respect of such Fund and with a share of the general liabilities of the Trust. Expenses with respect to any two or more Funds are to be allocated in proportion to the NAVs of the respective Funds except where allocations of direct expenses can otherwise be fairly made. Each class of shares of a Fund will be charged with liabilities directly attributable to such class, and other Fund expenses are to be allocated in proportion to the NAVs of the respective classes.

TAXATION

Taxation of the Funds: In General

Each Fund intends to elect and qualify each year to be taxed as a regulated investment company under Subchapter M of the Code. In order to qualify as a “regulated investment company,” a Fund must, among other things:

(a)	derive at least 90% of its gross income for each taxable year from

(i)	dividends, interest, payments with respect to securities loans, gains from the sale or other disposition of stock, securities, or foreign currencies, and other income (including, but not limited to, gains from options, futures, or forward contracts) derived with respect to its business of investing in such stock, securities, or currencies and

(ii)	net income derived from interests in “qualified publicly traded partnerships” (as defined below);

(b)	distribute with respect to each taxable year at least 90% of the sum of its investment company taxable income (generally taxable ordinary income and the excess, if any, of net short-term capital gains over net long-term capital losses) and its net tax-exempt income, for such year; and

(c)	diversify its holdings so that, at the close of each quarter of its taxable year,

(i)	at least 50% of the value of its total assets consists of cash, cash items, U.S. Government securities, securities of other regulated investment companies, and other securities limited generally with respect to any one issuer to not more than 5% of the total assets of the Fund and not more than 10% of the outstanding voting securities of such issuer, and

(ii)	not more than 25% of the value of its total assets is invested (x) in the securities of any one issuer or two or more issuers which the Fund controls and that are engaged in the same, similar or related trades or businesses (other than U.S. Government securities), or (y) in the securities of one or more qualified publicly traded partnerships (as defined below).

For purposes of the 90% gross income requirement described in (a) above, income derived from a partnership will be treated as qualifying income only to the extent such income is attributable to items of income of the partnership which would be qualifying income if realized by the regulated investment company. However, 100% of the net income derived from an interest in a “qualified publicly traded partnership” will be treated as qualifying income. A “qualified publicly traded partnership” is generally a partnership (x) interests in which are traded on an established securities market or readily tradable on a secondary market or the substantial equivalent thereof; (y) that is treated as a partnership for federal income tax purposes because it satisfies the passive income requirements under Code section 7704(c)(2); and (z) that derives less than 90% of its income from the qualifying income described in (a)(i) above. In addition, although in general the passive loss rules of the Code do not apply to regulated investment companies, such rules do apply to a regulated investment company with respect to items attributable to an interest in a qualified publicly traded partnership.

For purposes of the diversification test in (c) above, the term “outstanding voting securities of such issuer” will include the equity securities of a qualified publicly traded partnership. Also for purposes of the diversification test in (c) above, the identification of the issuer (or, in some cases, issuers) of a particular Fund investment can depend on the terms and conditions of that investment. In some cases, identification of the issuer (or issuers) is uncertain under current law, and an adverse determination or future guidance by the IRS with respect to identification of the issuer for a particular type of investment may adversely affect the Fund’s ability to meet the diversification test in (c) above.

In general, if a Fund qualifies as a regulated investment company that is accorded special tax treatment, that Fund will not be subject to federal income tax on income paid in a timely manner to its shareholders in the form of dividends (including capital gain dividends). As a series of a Massachusetts business trust, a Fund under present law will not be subject to any excise or income taxes imposed by Massachusetts.

If a Fund were to fail to meet the income test described in (a) above or the diversification test described in (c) above, the Fund could in some cases cure such failures, including by paying a fund-level tax and, in the case of diversification failures, by disposing of certain assets. If a Fund does not cure such a failure or otherwise fails to qualify as a regulated investment company in any taxable year, that Fund would be subject to tax on its taxable income at corporate rates. In addition, all distributions from earnings and profits, including any distributions of net tax-exempt income and net long-term capital gains, would be taxable to shareholders as dividend income. Some portions of such distributions may be eligible for the dividends received deduction in the case of corporate shareholders or possibly to be treated as qualified dividend income to individual shareholders. Finally, the Fund could be required to recognize unrealized gains, pay substantial taxes and interest and make substantial distributions before requalifying as a regulated investment company.

Each Fund intends to distribute at least annually to its shareholders all or substantially all of its investment company taxable income (computed without regard to the dividends-paid deduction) and may distribute its net capital gain. Investment company taxable income that is retained by a Fund will be subject to tax at regular corporate rates. If a Fund retains any net capital gain, it will be subject to tax at regular corporate rates on the amount retained. However, a Fund may designate the retained net capital gain amount as undistributed capital gains in a timely notice to its shareholders who (i) will be required to include in income for federal income tax purposes, as long-term capital gain, their shares of such undistributed amount, and (ii) will be entitled to credit their proportionate shares of the tax paid by the Fund on such undistributed amount against their federal income tax liabilities, if any, and to claim refunds to the extent the credit exceeds such liabilities. If a Fund makes this designation, the tax basis of shares owned by a shareholder of a Fund will, for Federal income tax purposes, be increased by an amount equal to the difference between the amount of undistributed capital gains included in the shareholder’s gross income under clause (i) of the preceding sentence and the tax deemed paid by the shareholder under clause (ii) of the preceding sentence. A Fund is not required to, and there can be no assurance the Fund will, make this designation if it retains all or a portion of its net capital gain in a taxable year.

For taxable years beginning on or before December 22, 2010, in determining its net capital gain for capital gain dividend purposes, a regulated investment company generally must treat any net capital loss or any net long-term capital loss incurred after October 31 as if it had been incurred in the succeeding year. Treasury regulations also permit a regulated investment company, in determining its investment company taxable income, to elect to treat all or part of any net capital loss, any net long-term capital loss, or any net foreign currency loss incurred after October 31 as if it had been incurred in the next year. For taxable years beginning after December 22, 2010, in determining its net capital gain, including in connection with determining the amount available to support a capital gain dividend, its taxable income and its earnings and profits, a regulated investment company may elect to treat any post-October capital loss (defined as the greatest of net capital loss, net long-term capital loss, or net short-term capital loss, in each case attributable to the portion of the taxable year after October 31) and certain late-year ordinary losses (generally, (i) net ordinary losses from the sale, exchange or other taxable disposition of property, attributable to the portion of the taxable year after October 31, plus (ii) other net ordinary losses attributable to the portion of the taxable year after December 31) as if incurred in the succeeding taxable year.

Capital losses in excess of capital gains (“net capital losses”) are not permitted to be deducted against a Fund’s net investment income. If a Fund has a net capital loss for any year, the amount thereof may be carried forward to offset capital gains in future years, thereby reducing the amount the Fund would otherwise be required to distribute in such future years to qualify for the special tax treatment accorded regulated investment companies and avoid a Fund-level tax. If a Fund incurs or has incurred net capital losses in a taxable year beginning on or before December 22, 2010 (“pre-2011 losses”), the Fund is permitted to carry such losses forward for eight taxable years, and in the year to which they are carried forward, such losses are treated as short-term capital losses that first offset short-term capital gains, and then offset long-term capital gains. A Fund is permitted to carry forward net capital losses it incurs in taxable years beginning after December 22, 2010 without expiration. Any such carryforward losses will retain their character as short-term or long-term; this may well result in larger distributions of short-term gains (taxed as ordinary income to individual shareholders) than would have resulted under the regime applicable to pre-2011 losses. A Fund will also generally be required to use any such carryforward losses, which will not expire, before it uses any pre-2011 losses. This may increase the likelihood that pre-2011 losses, if any, will expire unused. See the most recent annual shareholder report for each Fund’s capital loss carryovers as of the end of its most recently ended fiscal year.

A nondeductible excise tax at the rate of 4% will be imposed on the excess, if any, of each Fund’s “required distribution” over its actual distributions in any calendar year. Generally, the “required distribution” is 98% of the Fund’s ordinary income for the calendar year plus 98.2% of its capital gain net income recognized during the one-year period ending on October 31 (or later, if the Fund is permitted to elect and so elects) plus undistributed amounts from prior years. For these purposes, ordinary gains and losses from the sale, exchange or other taxable disposition of property that would be properly taken into account after October 31 (or later if a Fund is permitted to elect and so elects) are treated as arising on January 1 of the following calendar year. Each Fund intends to make distributions sufficient to avoid imposition of the excise tax, although there can be no assurance that it will be able to do so. Distributions declared by a Fund during October, November or December to shareholders of record on a date in any such month and paid by the Fund during the following January will be treated for federal tax purposes as paid by the Fund and received by shareholders on December 31 of the year in which declared.

Under current law, a Fund may treat the portion of redemption proceeds paid to redeeming shareholders that represents the redeeming shareholders’ portion of the undistributed investment company taxable income and net capital gain of the Fund as a distribution of investment company taxable income and net capital gain on the Fund’s tax return. This practice, which involves the use of equalization accounting, will have the effect of reducing the amount of income and gains that a Fund is required to distribute as dividends to shareholders in order for the Fund to avoid federal income tax and excise tax. This practice may also reduce the amount of the distributions required to be made to non-redeeming shareholders. The amount of any undistributed income will be reflected in the value of the shares of the Fund, and thus the total return on a shareholder’s investment will not be reduced as a result of the distribution policy.

Fund Distributions

Except in the case of certain shareholders eligible for preferential tax treatment, e.g., qualified retirement or pension trusts, shareholders of each Fund generally will be subject to federal income taxes on Fund distributions as described herein. Distributions are taxable whether shareholders receive them in cash or reinvest them in additional shares through a dividend reinvestment plan. A shareholder whose distributions are reinvested in shares will be treated as having received a dividend equal to the fair market value of the new shares issued to the shareholder.

Distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares), even though such dividends and distributions may economically represent a return of a particular shareholder’s investment. Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s NAV reflects gains that are either unrealized, or realized but not distributed. Such realized gains may be required to be distributed even when the Fund’s NAV also reflects unrealized losses.

Distributions by each Fund of investment income generally will be taxable to shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long the Fund owned the investments that generated them, rather than by how long a shareholder has owned his or her shares. Distributions of gains from the sale of investments that the Fund owned for one year or less will be taxable as ordinary income. Properly reported distributions of long-term capital gains, if any, will be taxable to shareholders as long-term capital gains. Long-term capital gain rates applicable to individuals have been reduced—in general, to 15% with a 0% rate applying to taxpayers in the 10% and 15% brackets—for taxable years beginning before January 1, 2013. It is currently unclear whether this long-term capital gain rate reduction will be extended for taxable years beginning on or after January 1, 2013.

For taxable years beginning before January 1, 2013, distributions of investment income reported by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gains, provided that both the shareholder and the Fund meet certain holding period and other requirements. In order for some portion of the dividends received by a Fund shareholder to be “qualified dividend income,” the Fund must meet certain holding period and other requirements with respect to some portion of the dividend-paying stocks in its portfolio and the shareholder must meet certain holding period and other requirements with respect to the Fund’s shares. A dividend will not be treated as qualified dividend income (at either the Fund or shareholder level) (1) if the dividend is received with respect to any share of stock held for fewer than 61 days during the 121-day period beginning on the date which is 60 days before the date on which such share becomes ex-dividend with respect to such dividend (or, in the case of certain preferred stock, 91 days during the 181-day period beginning 90 days before such date), (2) to the extent that the recipient is under an obligation (whether pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property, (3) if the recipient elects to have the dividend income treated as investment income for purposes of the limitation on deductibility of investment interest, or (4) if the dividend is received from a foreign corporation that is (a) not eligible for the benefits of a comprehensive income tax treaty with the United States (with the exception of dividends paid on stock of such a foreign corporation that is readily tradable on an established securities market in the United States) or (b) treated as a passive foreign investment company.

In general, distributions of investment income reported by each Fund as derived from qualified dividend income will be treated as qualified dividend income by a shareholder taxed as an individual, provided the shareholder meets the holding period and other requirements described above with respect to the Fund’s shares. If the aggregate qualified dividends received by a Fund during any taxable year are 95% or more of its gross income (excluding net long-term capital gain over net short-term capital loss), then 100% of the Fund’s dividends (other than dividends properly reported as Capital Gain Dividends) will be eligible to be treated as qualified dividend income. It is currently unclear whether the special tax treatment of qualified dividend income will be extended for taxable years beginning on or after January 1, 2013.

Dividends of net investment income received by corporate shareholders of each Fund will qualify for the 70% dividends received deduction generally available to corporations to the extent those dividends are reported as being attributable to qualifying dividends received by the Fund from domestic corporations for the taxable year. A dividend received by a Fund will not be treated as a qualifying dividend (1) if the stock on which the dividend is paid is considered to be “debt-financed” (generally, acquired with borrowed funds), (2) if it has been received with respect to any share of stock that the Fund has held for less than 46 days during the 91-day period beginning on the date which is 45 days before the date on which such share becomes ex-dividend with respect to such dividend (less than 91 days during the 181-day period beginning 90 days before such date in the case of certain preferred stock) or (3) to the extent that the Fund is under an obligation (pursuant to a short sale or otherwise) to make related payments with respect to positions in substantially similar or related property. Moreover, the dividends received deduction may be disallowed or reduced (1) if the corporate shareholder fails to satisfy the foregoing requirements with respect to its shares of a Fund or (2) otherwise by application of the Code.

A portion of the interest paid or accrued on certain high yield discount obligations owned by a Fund may be treated as a dividend for purposes of the corporate dividends received deduction. In such cases, if the issuer of the high yield discount obligations is a domestic corporation, dividend payments by a Fund may be eligible for the dividends received deduction to the extent of the deemed dividend portion of such accrued interest.

Any distribution of income that is attributable to (i) income received by a Fund in lieu of dividends with respect to securities on loan pursuant to a securities lending transaction, or (ii) dividend income received by the Fund on securities it temporarily purchased from a counterparty pursuant to a repurchase agreement that is treated for U.S. federal income tax purposes as a loan by the Fund, may not constitute qualified dividend income to individual shareholders and may not be eligible for the dividends-received deduction for corporate shareholders.

If a Fund makes a distribution to a shareholder in excess of its current and accumulated “earnings and profits” in any taxable year, the excess distribution will be treated as a return of capital to the extent of the shareholder’s tax basis in his or her shares, and thereafter as capital gain. A return of capital is not taxable, but it reduces a shareholder’s tax basis in his or her shares, thus reducing any loss or increasing any gain on the shareholder’s subsequent taxable disposition of his or her shares.

Sales, Redemptions, and Exchanges

Sales, redemptions and exchanges of each Fund’s shares are taxable events and, accordingly, shareholders subject to federal income taxes may realize gains and losses on these transactions. If shares have been held for more than one year, gain or loss realized generally will be long-term capital gain or loss, provided the shareholder holds the shares as a capital asset. Otherwise, the gain or loss on a taxable disposition of Fund shares will be treated as short-term capital gain or loss. However, a loss on a sale of shares held for six months or less will be treated as a long-term capital loss to the extent of any long-term capital gain dividend paid to the shareholder with respect to such shares. Further, no loss will be allowed on a sale of Fund shares to the extent the shareholder acquires identical shares of the same Fund within 30 days before or after the disposition. In such case, the basis of the newly purchased shares will be adjusted to reflect the disallowed loss.

Under Treasury regulations, if a shareholder recognizes a loss with respect to Fund shares of $2 million or more for an individual shareholder or $10 million or more for a corporate shareholder, the shareholder must file with the IRS a disclosure statement on Form 8886. Direct shareholders of portfolio securities are in many cases excepted from this reporting requirement, but under current guidance, shareholders of a regulated investment company are not excepted. Future guidance may extend the current exception from this reporting requirement to shareholders of most or all regulated investment companies. The fact that a loss is reportable under these regulations does not affect the legal determination of whether the taxpayer’s treatment of the loss is proper. Shareholders should consult their tax advisers to determine the applicability of these regulations in light of their individual circumstances.

Certain Investments in Debt Obligations

Some debt obligations with a fixed maturity date of more than one year from the date of issuance (and all zero-coupon debt obligations with a fixed maturity date of more than one year from the date of issuance) that are acquired by a Fund will be treated as being issued with original issue discount (“OID”). Generally, the amount of the OID is treated as interest income and is included in taxable income (and required to be distributed) over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. Payment-in-kind securities will also give rise to income which is required to be distributed even though a Fund holding the security receives no interest payment in cash on the security during the year.

Some debt obligations with a fixed maturity date of more than one year from the date of issuance that are acquired by a Fund in the secondary market may be treated as having market discount. Generally, any gain recognized on the disposition of, and any partial payment of principal on, a debt security having market discount is treated as ordinary income to the extent the gain, or principal payment, does not exceed the “accrued market discount” on such debt security. Market discount generally accrues in equal daily installments. A Fund may make one or more of the elections applicable to debt obligations having market discount, which could affect the character and timing of recognition of income by the Fund.

Some debt obligations with a fixed maturity date of one year or less from the date of issuance that are acquired by a Fund may be treated as having OID, or acquisition discount in the case of certain types of debt obligations. Generally, the Fund will be required to include the OID, or acquisition discount, as ordinary income over the term of the debt security, even though payment of that amount is not received until a later time, usually when the debt security matures. A Fund may make one or more of the elections applicable to debt obligations having acquisition discount, or OID, which could affect the character and timing of recognition of income by the Fund.

As indicated above, a Fund that invests in certain debt instruments may be required to pay out as an income distribution each year an amount which is greater than the total amount of cash interest the Fund actually received. Such distributions may be made from the cash assets of the Fund or by liquidation of portfolio securities, if necessary. The Fund may realize gains or losses from such liquidations. In the event a Fund realizes net capital gains from such transactions, its shareholders may receive a larger capital gain distribution than they would in the absence of such transactions.

Investments in debt obligations that are at risk of or in default present special tax issues for a Fund. Tax rules are not entirely clear about issues such as when a Fund may cease to accrue interest, OID or market discount, when and to what extent deductions may be taken for bad debts or worthless securities and how payments received on obligations in default should be allocated between principal and interest. These and other related issues will be addressed by each Fund when, and if, it invests in such securities, in order to seek to ensure that it distributes sufficient income to preserve its status as a regulated investment company and does not become subject to U.S. federal income or excise tax.

Derivative Transactions

If a Fund engages in derivative transactions, including transactions in options, futures contracts, forward contracts, swap agreements, foreign currencies, and straddles, or other similar transactions, including for hedging purposes, it will be subject to special tax rules (including constructive sale, mark-to- market, straddle, wash sale, and short sale rules), the effect of which may be to accelerate income to the Fund, defer losses to the Fund, cause adjustments in the holding periods of the Fund’s securities, convert long-term capital gains into short-term capital gains or convert short-term capital losses into long-term capital losses. These rules could therefore affect the amount, timing and character of distributions to shareholders.

A Fund’s transactions in foreign currency-denominated debt instruments and certain of its derivative activities may produce a difference between its book income and its taxable income. If a Fund’s book income exceeds its taxable income, the distribution (if any) of such excess generally will be treated as (i) a dividend to the extent of the Fund’s remaining earnings and profits (including earnings and profits arising from tax-exempt income), (ii) thereafter, as a return of capital to the extent of the recipient’s basis in its shares, and (iii) thereafter, as gain from the sale or exchange of a capital asset. If a Fund’s book income is less than taxable income, the Fund could be required to make distributions exceeding book income to qualify as a regulated investment company and to eliminate fund-level income tax.

Foreign Taxes and Investments

Investment income and gains received by a Fund from sources outside the United States might be subject to foreign taxes that are withheld at the source or other foreign taxes. The effective rate of these foreign taxes cannot be determined in advance because it depends on the specific countries in which a Fund’s assets will be invested, the amount of the assets invested in each such country and the possibility of treaty relief.

A Fund may invest in one or more “passive foreign investment companies” (“PFICs”). A PFIC is generally any foreign corporation: (i) 75 percent or more of the income of which for a taxable year in the Fund’s holding period is passive income, or (ii) the average percentage of the assets of which (generally by value, but by adjusted tax basis in certain cases) that produce or are held for the production of passive income is at least 50 percent. Generally, passive income for this purpose means dividends, interest (including income equivalent to interest), royalties, rents, annuities, the excess of gain over losses from certain property transactions and commodities transactions, and foreign currency gains.

Investment by a Fund in PFICs could subject the Fund to a U.S. federal income tax or other charge on distributions received from PFICs or on the proceeds from the sale of its investments in the PFICs. This tax cannot be eliminated by making distributions to Fund shareholders. However, a Fund may be able to make an election that would avoid the imposition of that tax. For example, a Fund may in certain cases elect to treat a PFIC as a “qualified electing fund” (a “QEF election”), in which case the Fund will be required to include in its income its share of the company’s income and net capital gains annually, regardless of whether it receives any distribution from the company. A Fund also may make an election to mark the gains (and to a limited extent losses) in a PFIC “to the market” as though it had sold and repurchased its holdings in the PFIC on the last day of the Fund’s taxable year. Such gains and losses are generally treated as ordinary income and loss. The QEF and mark-to-market elections may accelerate the recognition of income by the Fund (without the receipt of cash) and increase the amount required to be distributed by a Fund to avoid taxation. Making either of these elections therefore may require a Fund to liquidate other investments (including when it is not advantageous to do so) to meet its distribution requirement, which also may accelerate the recognition of gain and affect a Fund’s total return. Dividends paid by PFICs will not be eligible to be treated as “qualified dividend income.”

Finally, a Fund’s transactions in foreign currencies, foreign currency-denominated debt obligations and certain foreign currency options, futures contracts and forward contracts (and similar instruments) may give rise to ordinary income or loss to the extent such income or loss results from fluctuations in the value of the foreign currency concerned. Such ordinary income treatment may increase the distributions taxed to shareholders as ordinary income. Any net ordinary losses resulting from such transactions cannot be carried forward by a Fund to offset income or gains earned in subsequent taxable years.

Certain Investments in Real Estate Investment Trusts

If a Fund invests in equity securities of REITs, such investments may require the fund to accrue and distribute income not yet received. In order to generate sufficient cash to make the requisite distributions, a Fund may be required to sell securities in its portfolio that it otherwise would have continued to hold. A Fund’s investment in REIT equity securities may at other times result in the fund’s receipt of cash in excess of the REIT’s earnings. If a Fund distributes such amounts, such distribution could constitute a return of capital to the Fund’s shareholders for federal income tax purposes. Dividends received by a Fund from a REIT generally will not constitute qualified dividend income.

The Funds may invest in REITs that hold residual interests in real estate mortgage conduits (“REMICs”), REITs that are themselves taxable mortgage pools (“TMPs”) or REITs that invest in TMPs. Under a notice issued by the IRS and Treasury regulations that have not yet been issued, but may apply retroactively, a portion of a Fund’s income from a REIT that is attributable to the REIT’s residual interest in a REMIC or an equity interest in a TMP (referred to in the Code as an “excess inclusion”) will be subject to federal income tax in all events. This notice also provides, and the regulations are expected to provide, that excess inclusion income of a regulated investment company, such as the Funds, will be allocated to shareholders of the regulated investment company in proportion to the dividends received by such shareholders, with the same consequences as if the shareholders held the related REMIC or TMP interest directly.

In general, excess inclusion income allocated to shareholders (i) cannot be offset by net operating losses (subject to a limited exception for certain thrift institutions), (ii) will constitute unrelated business taxable income (“UBTI”) to entities (including a qualified pension plan, an individual retirement account, a 401(k) plan, a Keogh plan or other tax-exempt entity) subject to tax on UBTI, thereby potentially requiring such an entity that is allocated excess inclusion income, and otherwise might not be required to file a tax return, to file a tax return and pay tax on such income, and (iii) in the case of a non-U.S. shareholder, will not qualify for any reduction in U.S. federal withholding tax.

Unrelated Business Taxable Income

Income of a regulated investment company that would be UBTI if earned directly by a tax-exempt entity generally will not be attributed as UBTI to a tax-exempt shareholder of the regulated investment company. Notwithstanding this “blocking” effect, a tax-exempt shareholder of a Fund could realize UBTI by virtue of its investment in a Fund if shares in that Fund constitute debt-financed property in the hands of the tax-exempt shareholder within the meaning of Code Section 514(b). A tax-exempt shareholder may also recognize UBTI if a Fund recognizes “excess inclusion income” derived from direct or indirect investments in residual interests in REMICs or equity interests in TMPs as described above.

Special tax consequences also apply to charitable remainder trusts (“CRTs”) that invest in regulated investment companies that invest directly or indirectly in residual interests in REMICs or equity interests in TMPs. Under legislation enacted in December 2006, a CRT, as defined in section 664 of the Code, that realizes UBTI for a taxable year must pay an excise tax annually of an amount equal to such UBTI. Under IRS guidance issued in October 2006, a CRT will not recognize UBTI solely as a result of investing in a Fund that recognizes

“excess inclusion income” (which is described earlier). Rather, if at any time during any taxable year a CRT or one of certain other tax-exempt shareholders that is treated as a “disqualified organization” under the code (such as the United States, a state or political subdivision, or an agency or instrumentality thereof, and certain energy cooperatives) is a record holder of a share in a Fund that recognizes “excess inclusion income,” then such Fund will be subject to a tax on that portion of its “excess inclusion income” for the taxable year that is allocable to such shareholders at the highest federal corporate income tax rate. The extent to which the IRS guidance in respect of CRTs remains applicable in light of the December 2006 CRT legislation is unclear. To the extent permitted under the 1940 Act, the Funds may elect to allocate any such tax specially to the applicable CRT, or other shareholder, and thus reduce such shareholder’s distributions for the year by the amount of the tax that relates to such shareholder’s interest in the Funds. CRTs are urged to consult their tax advisors concerning the consequences of investing in the Funds.

Backup Withholding

Each Fund generally is required to withhold and remit to the U.S. Treasury a percentage of the taxable dividends and other distributions paid to and proceeds of share sales, exchanges, or redemptions made by any individual shareholder who fails to furnish the Fund with a correct taxpayer identification number (TIN), who has under-reported dividends or interest income, or who fails to certify to the Fund that he or she is not subject to such withholding. The backup withholding tax rate is 28% for amounts paid through 2010. The backup withholding tax rate will be 31% for amounts paid after December 31, 2012.

Non U.S. Shareholders

In general, dividends (other than capital gain dividends) paid by a Fund to a shareholder that is not a “United States person” within the meaning of the Code (such shareholder, a “foreign person”) are subject to withholding of U.S. federal income tax at a rate of thirty percent (30%) (or lower applicable treaty rate) even if they are funded by income or gains (such as portfolio interest, short-term capital gains, or foreign-source dividend and interest income) that, if paid to a foreign person directly, would not be subject to withholding.

However, for taxable years of a Fund beginning before January 1, 2012, a Fund is not required to withhold any amounts (i) with respect to distributions (other than distributions to a foreign person (w) that has not provided a satisfactory statement that the beneficial owner is not a U.S. person, (x) to the extent that the dividend is attributable to certain interest on an obligation if the foreign person is the issuer or is a ten percent (10%) shareholder of the issuer, (y) that is within certain foreign countries that have inadequate information exchange with the United States, or (z) to the extent the dividend is attributable to interest paid by a person that is a “related person” of the foreign person and the foreign person is a controlled foreign corporation) from U.S.-source interest income that, in general, would not have been subject to U.S. federal income tax if earned directly by an individual foreign person, to the extent such distributions are properly reported as such by a Fund (an “interest-related dividend”), and (ii) with respect to distributions (other than (a) distributions to an individual foreign person who is present in the United States for a period or periods aggregating 183 days or more during the year of the distribution and (b) distributions subject to special rules regarding the disposition of U.S. real property interests) of net short-term capital gains in excess of net long-term capital losses, in each case to the extent such distributions are properly reported as such by a Fund (a “short-term capital gain dividend”). Depending on the circumstances, a Fund may choose not to report potentially eligible distributions as interest-related and/or short-term capital gain dividends and/or treat such dividends, in whole or in part, as ineligible for these exemptions from withholding. In the case of shares held through an intermediary, the intermediary may withhold even if the Fund were to report a distribution as an interest-related or short-term capital gain dividend. Foreign persons should contact their intermediaries regarding the application of these rules to their accounts.

Absent legislation extending these exemptions for taxable years beginning on or after January 1, 2012, the special withholding exemptions for interest-related and short-term capital gain dividends will expire and these dividends generally will be subject to withholding as described above. It is currently unclear whether Congress will extend the exemptions for tax years beginning on or after January 1, 2012.

If a beneficial holder who or which is a foreign person has a trade or business in the United States, and the dividends are effectively connected with the conduct by the beneficial holder of such trade or business, the dividend will be subject to U.S. federal net income taxation at regular income tax rates.

Under U.S. federal tax law, a beneficial holder of shares who or which is a foreign person is not, in general, subject to U.S. federal income tax on gains (and is not allowed a deduction for losses) realized on the sale of shares of a Fund or on capital gain dividends unless (i) such gain or capital gain dividend is effectively connected with the conduct of a trade or business carried on by such holder within the United States or (ii) in the case of an individual holder, the holder is present in the United States for a period or periods aggregating one hundred eighty-three (183) days or more during the year of the sale or capital gain dividend and certain other conditions are met.

If a foreign shareholder is eligible for the benefits of a tax treaty, any effectively connected income or gain will generally be subject to U.S. federal income tax on a net basis only if it is also attributable to a permanent establishment maintained by the shareholder in the United States.

Certain Additional Reporting and Withholding Requirements

New rules enacted in March 2010 require the reporting to the IRS of direct and indirect ownership of foreign financial accounts and foreign entities by U.S. persons. Failure to provide this required information can result in a 30% withholding tax on certain payments (“withholdable payments”) made after December 31, 2012. Withholdable payments include U.S.-source dividends and interest, and gross proceeds from the sale or other disposition of property that can produce U.S.-source dividends or interest.

The IRS has issued only very preliminary guidance with respect to these new rules; their scope remains unclear and potentially subject to material change. Pursuant to that guidance, it is possible that distributions and redemption payments made by the Fund after December 31, 2012 (or such later date as may be provided in future guidance) to a shareholder will be subject to the new 30% withholding requirement. Payments to a foreign shareholder that is a “foreign financial institution” will generally be subject to withholding unless such shareholder enters into an agreement with the IRS. Payments to shareholders that are U.S. persons or foreign individuals will generally not be subject to withholding, so long as such shareholders provide a Fund with such certifications or other documentation as the Fund requires to comply with the new rules. Persons investing in a Fund through an intermediary should contact their intermediaries regarding the application of the new reporting and withholding regime to their investments in the Fund. Shareholders are urged to consult a tax advisor regarding this new reporting and withholding regime in light of their particular circumstances.

General Considerations

Special tax rules apply to investments though defined contribution plans and other tax-qualified plans. Shareholders should consult their tax adviser to determine the suitability of shares of a Fund as an investment through such plans and the precise effect of and investment on their particular tax situation.

The foregoing discussion of the U.S. federal income tax consequences of investment in the Funds is a general and abbreviated summary based on the applicable provisions of the Code, U.S. Treasury regulations, and other applicable authority currently in effect. For the complete provisions, reference should be made to the pertinent Code sections and regulations. The Code and regulations are subject to change by legislative or administrative action, possibly with retroactive effect. This discussion of the federal income tax treatment of the Funds and their shareholders does not describe in any respect the tax treatment of any particular arrangement, e.g., tax-exempt trusts or insurance products, pursuant to which or by which investments in the Funds may be made. Shareholders should consult their tax advisers as to their own tax situation, including possible foreign, state and local taxes.

EXPERTS

Ropes & Gray LLP, The Prudential Tower, 800 Boylston Street, Boston, Massachusetts 02199-3600 serves as counsel to the Trust.

The audited financial statements of the Funds are set forth in the Trust’s Annual Report as of December 31, 2010, and are incorporated herein by reference in reliance upon the report of Deloitte & Touche LLP, independent registered public accounting firm, given on the authority of that firm as experts in accounting and auditing. The unaudited financial statements of the Funds are set forth in the Trust’s Semiannual Report as of June 30, 2011, and are also incorporated herein by reference. Copies of the Trust’s Annual Report as of December 31, 2010 and Semiannual Report as of June 30, 2011 are available, without charge, upon request by calling 1-888-309-3539. Financial statements and financial highlights for Class Z shares of the Funds will be included in the Trust’s Annual and Semiannual Reports when the class has completed its first annual and semiannual periods, respectively.

GLOSSARY

Duration:    indicates how interest rate changes will affect a debt instrument’s price. As a measure of a fixed income security’s cash flow, duration is an alternative to the concept of “term to maturity” in assessing the price volatility associated with changes in interest rates. Generally, the longer the duration, the more volatility an investor should expect. For example, the market price of a bond with a duration of two years would be expected to decline 2% if interest rates rose 1%. Conversely, the market price of the same bond would be expected to increase 2% if interest rates fell 1%. The market price of a bond with a duration of four years would be expected to increase or decline twice as much as the market price of a bond with a two-year duration. Duration measures a security’s maturity in terms of the average time required to receive the present value of all interest and principal payments as opposed to its term to maturity. The maturity of a security measures only the time until final payment is due; it does not take account of the pattern of a security’s cash flow over time, which would include how cash flow is affected by prepayments and by changes in interest rates. Incorporating a security’s yield, coupon interest payments, final maturity and option features into one measure, duration is computed by determining the weighted average maturity of a bond’s cash flows, where the present values of the cash flows serve as weights. Determining duration may involve a Fund’s investment adviser’s or subadviser’s estimates of future economic parameters, which may vary from actual future values.

NRSRO:    means a nationally recognized statistical rating organization. For a description of the ratings of three NRSROs, S&P, Moody’s and Fitch, see the Appendix to the SAI. For example, the four investment grade ratings in descending order for debt securities as rated by Moody’s are Aaa, Aa, A and Baa- including Baa3. The four investment grade ratings for debt securities as rated by S&P are AAA, AA, A and BBB- including BBB-. For commercial paper, Moody’s two highest ratings are P-1 and P-2 and S&P’s two highest ratings are A-1 and A-2.

U.S. Government Securities:    include obligations issued, sponsored, assumed and guaranteed as to principal and interest by the Government of the United States, its agencies and instrumentalities, and securities backed by such obligations, including FHA/VA guaranteed mortgages.

The name MassMutual Select Funds is the designation of the Trustees under a Declaration of Trust dated May 28, 1993, as amended from time to time. The obligations of such Trust are not personally binding upon, nor shall resort be had to the property of any of the Trustees, shareholders, officers, employees or agents of such Trust, but only the property of the relevant series shall be bound.

APPENDIX A—DESCRIPTION OF SECURITIES RATINGS

Although the ratings of fixed income securities by S&P, Moody’s and Fitch are a generally accepted measurement of credit risk, they are subject to certain limitations. For example, ratings are based primarily upon historical events and do not necessarily reflect the future. Furthermore, there is a period of time between the issuance of a rating and the update of the rating, during which time a published rating may be inaccurate.

The descriptions of the S&P, Moody’s and Fitch’s commercial paper and bond ratings are set forth below.

Commercial Paper Ratings:

S&P commercial paper ratings are graded into four categories, ranging from A for the highest quality obligations to D for the lowest. Issues assigned the highest rating of A are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designations 1, 2, and 3 to indicate the relative degree of safety. The A-1 and A-2 categories are described as follows:

A-1	This designation indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics will be noted with a plus (+) sign designation.

A-2	Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated A-1.

Moody’s employs three designations, all judged to be investment grade, to indicate the relative repayment ability of rated issuers. The two highest designations are as follows:

Issuers (or supporting institutions) rated Prime-1 (or P-1) have a superior ability for repayment of senior short-term debt obligations. Prime-1 (or P-1) repayment ability will normally be evidenced by many of the following characteristics:

•	Leading market positions in well-established industries.

•	High rates of return on funds employed.

•	Conservative capitalization structure with moderate reliance on debt and ample asset protection.

•	Broad margins in earnings coverage of fixed financial charges and high internal cash generation.

•	Well-established access to a range of financial markets and assured sources of alternate liquidity.

Issuers (or supporting institutions) rated Prime-2 (or P-2) have a strong ability for repayment of senior short-term debt obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, may be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Fitch’s Short-Term Credit Ratings are graded into six categories, ranging from ‘F-1’ for the highest quality obligations to ‘D’ for the lowest. The F-1 and F-2 categories are described as follows:

“F-1”: Indicates the strongest capacity for timely payment of financial commitments; may have an added “+” to denote any exceptionally strong credit feature.

“F-2”: A satisfactory capacity for timely payment of financial commitments, but the margin of safety is not as great as in the case of the higher ratings.

Bond Ratings:

S&P describes its four highest ratings for corporate debt as follows:

AAA Debt rated AAA has the highest rating assigned by S&P. Capacity to pay interest and repay principal is extremely strong.

AA Debt rated AA has a very strong capacity to pay interest and repay principal and differs from the higher rated issues only in a small degree.

A Debt rated A has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

BBB Debt rated BBB is regarded as having an adequate capacity to pay interest and repay principal. Whereas such debt normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

The ratings from AA to CCC may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

Moody’s describes its four highest corporate bond ratings as follows:

Aaa Bonds which are rated Aaa are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as “gilt-edged.” Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they compose what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A Bonds which are rated A possess many favorable investment attributes and may be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment in the future.

Baa Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Moody’s applies numerical modifiers 1, 2 and 3 in each generic rating classification from Aa through Caa in its corporate bond rating system. The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Fitch describes its four highest long-term credit ratings as follows:

AAA—“AAA” ratings denote the lowest expectation of credit risk. They are assigned only in case of exceptionally strong capacity for timely payment of financial commitments. This capacity is highly unlikely to be adversely affected by foreseeable events.

AA—“AA” ratings denote a very low expectation of credit risk. They indicate very strong capacity for timely payment of financial commitments. This capacity is not significantly vulnerable to foreseeable events.

A—“A” ratings denote a low expectation of credit risk. The capacity for timely payment of financial commitments is considered strong. This capacity may, nevertheless, be more vulnerable to changes in circumstances or in economic conditions than is the case for higher ratings.

BBB—“BBB” ratings indicate that there is currently a low expectation of credit risk. The capacity for timely payment of financial commitments is considered adequate, but adverse changes in circumstances and in economic conditions are more likely to impair this capacity. This is the lowest investment grade category.

A “+” or “–” may be appended to a rating to denote relative status within major rating categories. Such suffixes are not added to the “AAA” category or to categories below “CCC.”

S&P describes its below investment grade ratings for corporate debt as follows:

BB, B, CCC, CC, C—Debt rated “BB,” “B,” “CCC,” “CC” and “C” is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation, “BB” indicates the lowest degree of speculation and “C” the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

BB—Debt rated “BB” has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions which could lead to inadequate capacity to meet timely interest and principal payments. The “BB” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BBB–” rating.

B—Debt rated “B” has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The “B” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “BB” or “BB–” rating.

CCC—Debt rated “CCC” has a currently identifiable vulnerability to default, and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The “CCC” rating category is also used for debt subordinated to senior debt that is assigned an actual or implied “B” or “B–” rating.

CC—The rating “CC” is typically applied to debt subordinated to senior debt that is assigned an actual or implied “CCC” rating.

C—The rating “C” is typically applied to debt subordinated to senior debt which is assigned an actual or implied “CCC–” debt rating. The “C” rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

D—Debt rated “D” is in payment default. The “D” rating category is used when interest payments or principal payments are not made on the date due even if the applicable grace period has not expired, unless S&P believes that such payments will be made during such grace period. The “D” rating also will be used upon the filing of a bankruptcy petition if debt service payments are jeopardized.

Moody’s describes its below investment grade corporate bond ratings as follows:

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during other good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

C—Bonds which are rated C are the lowest rated class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

Fitch describes its below investment grade long-term credit ratings as follows:

BB—“BB” ratings indicate that there is a possibility of credit risk developing, particularly as the result of adverse economic change over time; however, business or financial alternatives may be available to allow financial commitments to be met. Securities rated in this category are not investment grade.

B—“B” ratings indicate that significant credit risk is present, but a limited margin of safety remains. Financial commitments are currently being met; however, capacity for continued payment is contingent upon a sustained, favorable business and economic environment.

CCC, CC, C—Default is a real possibility. Capacity for meeting financial commitments is solely reliant upon sustained, favorable business or economic developments. A “CC” rating indicates that default of some kind appears probable. “C” ratings signal imminent default.

DDD, DD, D—The ratings of obligations in this category are based on their prospects for achieving partial or full recovery in a reorganization or liquidation of the obligor. While expected recovery values are highly speculative and cannot be estimated with any precision, the following serve as general guidelines. “DDD” obligations have the highest potential for recovery, around 90%-100% of outstanding amounts and accrued interest. “DD” indicates potential recoveries in the range of 50%-90% and “D” the lowest recovery potential, i.e., below 50%.

Entities rated in this category have defaulted on some or all of their obligations. Entities rated “DDD” have the highest prospect for resumption of performance or continued operation with or without a formal reorganization process. Entities rated “DD” and “D” are generally undergoing a formal reorganization or liquidation process; those rated “DD” are likely to satisfy a higher portion of their outstanding obligations, while entities rated “D” have a poor prospect of repaying all obligations.

APPENDIX B—PROXY VOTING POLICIES

The following represents the proxy voting policies (the “Policies”) of the MassMutual Select Funds (the “Fund”) with respect to the voting of proxies on behalf of each series of the Fund (the “Series”). It is the general policy of the Fund, and Massachusetts Mutual Life Insurance Company (“MassMutual”) as investment manager to the Series, to delegate (with the exception of any “Funds of Funds” or “Feeder Funds”) voting responsibilities and duties with respect to all proxies to the subadvisers (the “Subadvisers”) of the Series.

I.    GENERAL PRINCIPLES

In voting proxies, the Subadvisers shall be guided by general fiduciary principles and their respective written proxy voting policies. The Subadvisers shall act prudently and solely in the best interest of the beneficial owners of the accounts they respectively manage, and for the exclusive purpose of providing benefit to such persons.

II.    SUBADVISERS

1.  The Subadvisers shall each have the duty to provide a copy of their written proxy voting policies to MassMutual and the Fund annually. The Subadvisers’ written proxy voting policies shall maintain procedures that address potential conflicts of interest.

2.  The Subadvisers shall each maintain a record of all proxy votes exercised on behalf of each series of the Funds for which they act as subadviser and shall furnish such records to MassMutual and the Fund annually.

3.  The Subadvisers shall report proxy votes that deviated from their normal proxy voting policies and any exceptions to their proxy voting policies to MassMutual quarterly.

4.  The Subadvisers shall provide the Fund and MassMutual with all such information and documents relating to the Subadviser’s proxy voting in a timely manner, as shall be necessary for the Fund and MassMutual to comply with applicable laws and regulations.

III.    THE FUND AND MASSMUTUAL

1.  The Chief Compliance Officer of the Fund shall annually update the Trustees after a review of the Subadvisers’ proxy voting policies and actual voting records.

2.  The Trustees of the Fund shall not vote proxies on behalf of the Fund or the Series.

3.  MassMutual shall not vote proxies on behalf of the Fund or the Series, except that MassMutual shall vote proxies on behalf of any Funds of Funds for which it serves as investment adviser.

4.  Whenever a Feeder Fund, as an interest holder of a Master Fund, is requested to vote on any matter submitted to interest holders of the Master Fund, a Feeder Fund will either hold a meeting of its shareholders to consider such matters and cast its votes in proportion to the votes received from its shareholders (shares for which a Feeder Fund receives no voting instructions will be voted in the same proportion as the votes received from the other Feeder Fund shareholders) or cast its votes, as an interest holder of the Master Fund, in proportion to the votes received by the Master Fund from all other interest holders of the Master Fund.

Information regarding how the Funds voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available, without charge, upon request, on the MassMutual website at http://www.massmutual.com/funds and on the Securities and Exchange Commission’s website at http://www.sec.gov.

Delaware Management Company

Summary of 2010 Proxy Voting Policies and Procedures

If and when proxies need to be voted on behalf of the Fund, Delaware Management Company (the “Adviser”) will vote such proxies pursuant to its Proxy Voting Policies and Procedures (the “Procedures”). The Adviser has established a Proxy Voting Committee (the “Committee”) which is responsible for overseeing the Adviser’s proxy voting process for the Fund. One of the main responsibilities of the Committee is to review and approve the Procedures to ensure that the Procedures are designed to allow the Adviser to vote proxies in a manner consistent with the goal of voting in the best interests of the Fund. In order to facilitate the actual process of voting proxies, the Adviser has contracted with Institutional Shareholder Services (“ISS”), a Delaware corporation and a wholly owned subsidiary of RiskMetrics Group (“RiskMetrics”) to analyze proxy statements on behalf of the Fund and other Adviser clients and vote proxies generally in accordance with the Procedures. The Committee is responsible for overseeing ISS/RiskMetrics’ proxy voting activities. If a proxy has been voted for the Fund, ISS/RiskMetrics will create a record of the vote.

The Procedures contain a general guideline that recommendations of company management on an issue (particularly routine issues) should be given a fair amount of weight in determining how proxy issues should be voted. However, the Adviser will normally vote against management’s position when it runs counter to its specific Proxy Voting Guidelines (the “Guidelines”), and the Adviser will also vote against management’s recommendation when it believes that such position is not in the best interests of the Fund.

As stated above, the Procedures also list specific Guidelines on how to vote proxies on behalf of the Fund. Some examples of the Guidelines are as follows: (i) generally vote for shareholder proposals asking that a majority or more of directors be independent; (ii) generally vote against proposals to require a supermajority shareholder vote; (iii) votes on mergers and acquisitions should be considered on a case-by-case basis, determining whether the transaction enhances shareholder value; (iv) generally vote against proposals at companies with more than one class of common stock to increase the number of authorized shares of the class that has superior voting rights; (v) generally vote re-incorporation proposals on a case-by-case basis; (vi) votes with respect to equity-based compensation plans are generally determined on a case-by-case basis; and (vii) generally vote for proposals requesting reports on the level of greenhouse gas emissions from a company’s operations and products.

The Adviser has a section in its Procedures that addresses the possibility of conflicts of interest. Most proxies which the Adviser receives on behalf of the Fund are voted by ISS/RiskMetrics in accordance with the Procedures. Because almost all Fund proxies are voted by ISS/RiskMetrics pursuant to the pre-determined Procedures, it normally will not be necessary for the Adviser to make an actual determination of how to vote a particular proxy, thereby largely eliminating conflicts of interest for the Adviser during the proxy voting process. In the very limited instances where the Adviser is considering voting a proxy contrary to ISS/RiskMetrics’ recommendation, the Committee will first assess the issue to see if there is any possible conflict of interest involving the Adviser or affiliated persons of the Adviser. If a member of the Committee has actual knowledge of a conflict of interest, the Committee will normally use another independent third party to do additional research on the particular proxy issue in order to make a recommendation to the Committee on how to vote the proxy in the best interests of the Fund. The Committee will then review the proxy voting materials and recommendation provided by ISS/RiskMetrics and the independent third party to determine how to vote the issue in a manner which the Committee believes is consistent with the Procedures and in the best interests of the Fund.

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

Version 1.3—Effective August 1, 2003

Revised December 31, 2007

Allianz Global Investors Of America L.P.

Proxy Voting Policy and Procedures

NFJ Investment Group LLC Version

General Policy

NFJ Investment Group LLC (“NFJ”) votes proxies as part of its authority to manage, acquire, and dispose of account assets, unless the client has explicitly reserved the authority for itself. This policy is designed and implemented in a manner reasonable expected to ensure that voting rights are exercised in the best interest of NFJ’s clients and in compliance with Rule 206(4)-6 of the Investment Advisers Act of 1940, other applicable rules of the Securities and Exchange Commission and NFJ’s fiduciary obligations. When voting proxies, NFJ’s primary objective is to make voting decisions solely in the best interests of its clients by voting proxies in a manner intended to enhance the economic value of the underlying portfolio securities held in its clients’ accounts.

This policy sets forth the general standards for proxy voting whereby NFJ has authority to vote its client’s proxies with respect to portfolio securities held in the accounts of its clients for whom it provides discretionary investment management services. These include:

•	Exercising responsibility for voting decisions;

•	Resolving conflicts of interest;

•	Making appropriate disclosures to clients;

•	Creating and maintaining appropriate records;

•	Providing clients access to voting records; and

•	Outsourcing the proxy voting administrative process.

Responsibility for Voting Decisions

Exercise of shareholder voting rights is an investment decision. Accordingly, it is the responsibility of NFJ’s senior management to ensure that voting decisions are organized and conducted in accordance with portfolio objectives and any applicable legal requirements. In order to ensure that this obligation is carried out, the senior management of NFJ has designated a committee to be responsible for all aspects of the exercise of shareholder rights (the “Proxy Committee”). The Proxy Committee is comprised of NFJ professionals as provided for in the charter of the Proxy Committee. The Proxy Committee shall have the responsibility for oversight of the proxy voting process for all NFJ clients, except for clients who have retained the right to vote their own proxies, either generally or on any specific matter. To the extent a client instructs NFJ to direct voting on a particular issue, the Proxy Committee shall evaluate such request on a case-by-case basis.

The Proxy Committee

The Proxy Committee shall be governed by this policy and will perform the following duties:

•

Establish NFJ’s proxy voting guidelines, with such advice, participation and research as the Proxy Committee deems appropriate from the investment professionals, proxy voting services or other knowledgeable interested parties.

•	To the extent the proxy guidelines do not cover potential proxy voting issues, discuss and determine the process for determining how to vote such issues.

•

Develop a process for the resolution of voting issues that require a case-by-case analysis or involve a conflict of interest (including the involvement of the appropriate investment professionals as necessary) and monitor such process.

•	Vote or engage a third party service provider to vote proxies in accordance with NFJ’s guidelines.

•

Document, in the form of a report, the resolution of any conflicts of interest between NFJ and its clients, and provide or make available, adequate documentation to support that conflicts were resolved in a fair, equitable and consistent manner that is in the interest of clients.

•	Approve and monitor the outsourcing of voting obligations to third-parties.

•	Oversee the maintenance of records regarding voting decisions in accordance with the standards set forth by this policy.

The Proxy Committee shall review, at least annually, all applicable processes and procedures, voting practices, the adequacy of records and the use of third party services.

Obligation to Vote

When an investment management or client relationship is established, the obligation of NFJ to vote may be inherent in the relationship or, in some cases, implied as a matter of law. In some situations, the client may prefer to vote (or direct the voting) for portfolio securities. To the extent a client wishes to retain voting authority, the client specifically must do so in writing.

Voting Proxies

Written Proxy Voting Guidelines

NFJ shall establish general voting guidelines for recurring proposals (“Voting Guidelines”). (See Appendix No. 1 for reference.) The Voting Guidelines should address routine as well as significant matters commonly encountered. The Voting Guidelines should permit voting decisions to be made flexibly while taking into account all relevant facts and circumstances. The Proxy Committee or its delegate (typically, an investment professional on the Proxy Committee) shall review the Voting Guidelines periodically. In addition, the Proxy Committee or its delegate (typically, an investment professional on the applicable strategy team) may make the determination regarding how to vote a proxy on a case-by-case basis.

Abstention from Voting Proxies

NFJ may abstain or refrain from voting a client proxy on behalf of its clients’ accounts under certain circumstances. These include:

•	When the economic effect on shareholder’s interests or the value of the portfolio holding is indeterminable or insignificant;

•	When voting the proxy would unduly impair the investment management process; or

•	When the cost of voting the proxies outweighs the benefits or is otherwise impractical.

Logistical Considerations

NFJ may refrain from voting a proxy due to logistical or other considerations that may have a detrimental effect on NFJ’s ability to vote such a proxy. These issues may include, but are not limited to: (1) proxy statements and ballots being written in a foreign language, (2) untimely notice of a shareholder meeting, (3) requirements to vote proxies in person, (4) restrictions on foreigner’s ability to exercise votes, (5) restrictions on the sale of securities for a period of time in proximity to the shareholder meeting (e.g. share blocking) or (6) requirements to provide local agents with power of attorney to facilitate the voting instructions. Such proxies are voted on a best-efforts basis.

Securities on Loan

Registered investment companies that are advised or sub-advised by NFJ as well as certain other advisory clients may participate in securities lending programs. Under most securities lending arrangements, securities on loan may not be voted by the lender unless the loan is recalled prior to the record date for the vote. NFJ believes that each client has the right to determine whether participating in a securities lending program enhances returns, to contract with the securities lending agent of its choice and to structure a securities lending program through its lending agent that balances any tension between loaning and voting securities in a manner that satisfies such client. NFJ will request that clients notify NFJ in writing if the client has decided to participate in a securities lending program. If a client has decided to participate in a securities lending program, NFJ will defer to the client’s determination and not attempt to seek recalls solely for the purpose of voting routine proxies as this could impact the returns received from securities lending and make the client a less desirable lender in a marketplace. If the client who participates in a securities lending program requests, NFJ will use reasonable efforts to request the client recall the loaned securities for voting if NFJ has knowledge that the proxy involves a Material Event (as defined below) effecting the loaned securities.

Material Event for purposes of determining whether a recall of a security is warranted, means a proxy that relates to a merger, acquisition, spin-off or other similar corporate action. The Proxy Committee will review the standard for determination of a Material Event from time to time and will adjust the standard as it deems necessary. NFJ may utilize third-party service providers, in its sole discretion, to assist it in identifying and evaluating whether an event constitutes a Material Event.

The ability to timely recall shares for proxy voting purposes is not within the control of NFJ and requires the cooperation of the client and its other service providers. Under certain circumstances, the recall of shares in time to be voted may not be possible due to applicable proxy voting record dates, the timing of receipt of information and administrative considerations. Accordingly, efforts to recall loaned securities are not always effective and there can be no guarantee that any such securities can be retrieved in a timely manner for purposes of voting the securities.

Resolving Conflicts of Interest

NFJ may have conflicts that can affect how it votes its clients’ proxies. For example, NFJ may advise a pension plan whose management is sponsoring a proxy proposal. NFJ’s clients that exercise voting rights themselves may also have conflicting views with NFJ on the appropriate manner of exercising shareholder voting rights in general or in specific circumstances. Regardless, votes shall only be cast in the best economic interests of clients in a manner intended to enhance the economic value of the underlying portfolio securities. NFJ shall not vote shares held in one client’s account in a manner designed to benefit or accommodate any other client. The Proxy Committee is responsible for addressing how NFJ resolves material conflicts of interest with its clients.

Making Appropriate Disclosures to Clients

NFJ shall provide clients with a summary of this policy in the form of a general Proxy Voting Policy Statement. The delivery of this statement can be made in Part II of Form ADV or under separate cover.

Creating and Maintaining Appropriate Records

Recordkeeping Requirements

In keeping with applicable law, NFJ will keep the following records:

•	Copies of NFJ’s Proxy Voting Policy and Procedures;

•	Copies or records of each proxy statement received with respect to clients’ securities for whom NFJ exercises voting authority; records of votes cast on behalf of clients;

•	Records of each vote cast as well as certain records pertaining to NFJ’s decision on the vote;

•	Records of written client requests for proxy voting information; and

•	Records of written responses from NFJ to either written or oral client request regarding proxy voting.

Retention of Records

Records are kept for at least six years following the date that the vote was cast. NFJ may maintain the records electronically. Third-party service providers may be used to maintain proxy statements and proxy votes.

Providing Clients Access to Voting Records

Access by Clients

Generally, clients of NFJ have the right, and shall be afforded the opportunity, to have access to records of voting actions taken with respect to securities held in their respective account or strategy.

Shareholders and unit-holders of commingled funds advised or sub-advised by NFJ shall have such access to voting records pursuant to the governing documents of the commingled fund.

Access by Third Parties

Voting actions are confidential and may not be disclosed to any third party except as may be required by law or explicitly authorized by the client.

Outsourcing the Proxy Voting Process

To assist in the proxy voting process, NFJ may retain an independent third party service provider to assist in providing in-depth research, analysis and voting recommendations on corporate governance issues and corporate actions as well as assist in the administrative process. The services provided to NFJ may offer a variety of fiduciary-level, proxy-related services to assist in its handling of proxy voting responsibilities and corporate governance-related efforts.

NORTHERN TRUST INVESTMENTS, INC.

PROXY VOTING

The Trust, on behalf of the Funds, has delegated the voting of portfolio securities to Northern Trust Investments, Inc. (“NTI”) in its capacity as Investment Sub-Adviser. NTI has adopted proxy voting policies and procedures (the “Proxy Voting Policy”) for the voting of proxies on behalf of client accounts for which NTI has voting discretion, including the Funds. Under the Proxy Voting Policy, shares are to be voted in the best interests of the Funds.

A Proxy Committee comprised of senior NTI investment and compliance officers has adopted certain guidelines (the “Proxy Guidelines”) concerning various corporate governance issues. The Proxy Committee has the responsibility for the content, interpretation and application of the Proxy Guidelines and may apply these Proxy Guidelines with a measure of flexibility. NTI has retained an independent third party (the “Service Firm”) to review proxy proposals and to make voting recommendations to the Proxy Committee in a manner consistent with the Proxy Guidelines.

The Proxy Guidelines provide that NTI will generally vote for or against various proxy proposals, usually based upon certain specified criteria. As an example, the Proxy Guidelines provide that NTI will generally vote in favor of proposals to: (1) repeal existing classified boards and elect directors on an annual basis; (2) adopt a written majority voting or withhold policy (in situations in which a company has not previously adopted such a policy); (3) lower supermajority shareholder vote requirements for charter and bylaw amendments; (4) lower supermajority shareholder vote requirements for mergers and other business combinations; (5) increase common share authorizations for a stock split; (6) implement a reverse stock split; and (7) approve an ESOP or other broad based employee stock purchase or ownership plan, or increase authorized shares for existing plans. The Proxy Guidelines also provide that NTI will generally vote against proposals to: (1) classify the board of directors; (2) require that poison pill plans be submitted for shareholder ratification; (3) adopt dual class exchange offers or dual class recapitalizations; (4) require a supermajority shareholder vote to approve mergers and other significant business combinations; and (5) require a supermajority shareholder vote to approve charter and bylaw amendments. In certain circumstances, the Proxy Guidelines provide that proxy proposals will be addressed on a case-by-case, including those regarding executive and director compensation plans, mergers and acquisitions, poison pills, a change in the company’s state of incorporation and an increase in authorized common stock.

Except as otherwise provided in the Proxy Voting Policy, the Proxy Committee may vote proxies contrary to the recommendations of the Service Firm if it determines that such action is in the best interests of a Fund. In exercising its discretion, the Proxy Committee may take into account a variety of factors relating to the matter under consideration, the nature of the proposal and the company involved. As a result, the Proxy Committee may vote in one manner in the case of one company and in a different manner in the case of another where, for example, the past history of the company, the character and integrity of its management, the role of outside directors, and the company’s record of producing performance for investors justifies a high degree of confidence in the company and the effect of the proposal on the value of the investment. Similarly, poor past performance, uncertainties about management and future directions, and other factors may lead the Proxy Committee to conclude that particular proposals present unacceptable investment risks and should not be supported. The Proxy Committee also evaluates proposals in context. A particular proposal may be acceptable standing alone, but objectionable when part of an existing or proposed package. Special circumstances may also justify casting different votes for different clients with respect to the same proxy vote.

NTI may occasionally be subject to conflicts of interest in the voting of proxies due to business or personal relationships with persons having an interest in the outcome of certain votes. For example, NTI may provide trust, custody, investment management, brokerage, underwriting, banking and related services to accounts owned or controlled by companies whose management is soliciting proxies. Occasionally, NTI may also have business or personal relationships with other proponents of proxy proposals, participants in proxy contests, corporate directors or candidates for directorships. NTI may also be required to vote proxies for securities issued by Northern Trust Corporation or its affiliates or on matters in which NTI has a direct financial interest, such as shareholder approval of a change in the advisory fees paid by a Fund. NTI seeks to address such conflicts of interest through various measures, including the establishment, composition and authority of the Proxy Committee and the retention of the Service Firm to perform proxy review and vote recommendation functions. The Proxy Committee has the responsibility to determine whether a proxy vote involves a potential conflict of interest and how the conflict should be addressed in conformance with the Proxy Voting Policy. The Proxy Committee may resolve such conflicts in any of a variety of ways, including the following: voting in accordance with the Proxy Guideline based recommendation of the Service Firm; voting in accordance with the recommendation of an independent fiduciary appointed for that purpose; voting pursuant to client direction by seeking instructions from the Board of Trustees of the Trust; or by voting pursuant to a “mirror voting” arrangement under which shares are voted in the same manner and proportion as shares over which NTI does not have voting discretion. The method selected by the Proxy Committee may vary depending upon the facts and circumstances of each situation.

NTI may choose not to vote proxies in certain situations or for a Fund. This may occur, for example, in situations where the exercise of voting rights could restrict the ability to freely trade the security in question (as is the case, for example, in certain foreign jurisdictions known as “blocking markets”). In circumstances in which the Service Firm does not provide recommendations for a particular proxy, the Proxy Committee may obtain recommendations from analysts at NTI who review the issuer in question or the industry in general. The Proxy Committee will apply the Proxy Guidelines as discussed above to any such recommendation.

The foregoing is only a summary of the Proxy Voting Policy and Proxy Voting Guidelines. You may obtain, upon request and without charge, a full-version paper copy of the Proxy Voting Policy and Proxy Voting Guidelines by calling 800/595-9111.

SANDS CAPITAL MANAGEMENT, LLC

PROXY VOTING POLICY AND PROCEDURES

Most Recent Amendment: January 2011

Implementation Date: November 2006

Issue

Rule 206(4)-6 under the Advisers Act requires every registered investment adviser to adopt and implement written policies and procedures, reasonably designed to ensure that the adviser votes proxies in the best interest of its clients. The procedures must address material conflicts that may arise in connection with proxy voting. The Rule further requires the adviser to provide a concise summary of the adviser’s proxy voting process and offer to provide copies of the complete proxy voting policy and procedures to clients upon request. Lastly, the Rule requires that the adviser disclose to clients how they may obtain information on how the adviser voted their proxies.

Sands Capital Management, LLC (“SCM”) votes proxies for a significant number of its clients, and therefore has adopted and implemented this Proxy Voting Policy and Procedures.

Policy

It is the policy of SCM to vote client proxies in the best interest of our clients. Proxies are an asset of a client account, which should be treated by SCM with the same care, diligence, and loyalty as any asset belonging to a client. Consideration will be given to both the short and long term implications of each proposal to be voted on.

Any general or specific proxy voting guidelines provided by an advisory client or its designated agent in writing will supersede this policy. Clients may wish to have their proxies voted by an independent third party or other named fiduciary or agent, at the client’s expense.

Procedures for SCM’s Receipt of Class Actions

The following procedures outline SCM’s receipt of “Class Action” documents from clients and custodians:

SCM will not file “Class Actions” on behalf of any client. If “Class Action” documents are received by SCM from a client’s custodian, SCM will make a best effort to forward the documents to the client. Likewise if “Class Action” documents are received by SCM from a client, SCM will make a best effort to gather, at the client’s request, any requisite information it has regarding the matter and forward it to the client, to enable the client to file the “Class Action”.

Proxy Committee

SCM has established a Proxy Committee. The Proxy Committee consists of three permanent members (the Chief Operating Officer, Director of Client Services, Director of Compliance) and one or more rotating members (Portfolio Managers). The Proxy Committee meets at least annually and as necessary to fulfill its responsibilities. A majority of the members of the Proxy Committee constitutes a quorum for the transaction of business. The Director of Client Services acts as secretary of the Proxy Committee and maintains a record of Proxy Committee meetings and actions.

The Proxy Committee is responsible for (i) the oversight and administration of proxy voting on behalf of SCM’s clients, including developing, authorizing, implementing and updating this Proxy Voting Policy and Procedures; (ii) overseeing the proxy voting process; and (iii) engaging and overseeing any third-party service provider as voting agent to receive proxy statements and/or to provide information, research or other services intended to facilitate the proxy voting decisions made by SCM. The Proxy Committee reviews reports on SCM’s proxy voting activity at least annually and as necessary to fulfill its responsibilities.

The Proxy Committee has developed a set of criteria for evaluating proxy issues. These criteria and general voting guidelines are set forth in SCM’s Proxy Voting Guidelines (the “Guidelines”), a copy of which is attached hereto as Attachment C. The Proxy Committee may amend or supplement the Guidelines from time to time. All Guidelines are to be applied generally and not absolutely, such that the evaluation of each proposal will be performed in the context of the Guidelines giving appropriate consideration to the circumstances of the company whose proxy is being voted.

Procedures For Identification and Voting of Proxies

The following procedures are designed to enable SCM to resolve material conflicts of interest before voting client proxies.

1.	SCM maintains a list of all clients for which it votes proxies. The list may be maintained either in hard copy or electronically and is updated by the Director of Client Services or a designee who obtains proxy voting information from client agreements.

As part of the account opening procedure, the Director of Client Services will note whether or not SCM is responsible for voting proxies for the new client.

2.	In cases where it has been designated to vote client proxies, SCM works with the client to ensure that SCM is the designated party to receive proxy voting materials from companies or intermediaries.

3.	The Director of Client Services receives all proxy voting materials and has overall responsibility for ensuring that proxies are voted and submitted in a timely manner.

4.	Prior to a proxy voting deadline, the appropriate Research Analyst will make a determination as to how to vote each proxy proposal based on his or her analysis of the proposal and the Guidelines. In evaluating a proxy proposal, an analyst may consider information from a number of sources, including management of the company, shareholder groups and independent proxy research services.

5.	SCM Staff Members will reasonably try to assess whether there are any material conflicts between SCM’s interests and those of its clients with respect to proxy voting by considering the situations identified in the Conflicts of Interest section of this document.

6.	So long as no material conflicts of interest have been identified, SCM will vote proxies according to SCM’s policy. SCM may also elect not to vote if it deems doing so in its clients’ best interest. (See #8 and Proxies of Certain Non-U.S. Issuers below.) The rationale for not voting a client proxy will be documented and the documentation will be maintained in SCM’s permanent files.

7.	Upon detection of a conflict of interest, the conflict will be brought to the attention of the Proxy Committee for resolution. See Conflicts of Interest section for additional information.

8.	SCM is not required to vote every client proxy provided that electing not to vote is consistent with SCM’s fiduciary obligations. SCM shall at no time ignore or neglect its proxy voting responsibilities. However, there may be times when refraining from voting is in the client’s best interest, such as when an analysis of a particular client proxy reveals that the cost of voting the proxy may exceed the expected benefit to the client. See Proxies of Certain Non-U.S. Issuers below,

9.	The Director of Client Services and the Research Analyst will report any attempts by SCM’s personnel to influence the voting of client proxies in a manner that is inconsistent with SCM’s policy, as well as any attempts by persons or entitles outside SCM seeking to influence the voting of client proxies. Such report shall be made to SCM’s Chief Compliance Officer (“CCO”), or if the CCO is the person attempting to influence the voting, then to SCM’s Chief Executive Officer.

10.	All proxy votes will be recorded and the following information will be maintained:

•	The name of the issuer of the portfolio security;

•	The exchange ticker symbol of the portfolio security;

•	The Council on Uniform Securities Identification Procedures (“CUSIP”) number for the portfolio security;

•	The shareholder meeting date;

•	The number of shares SCM is voting firm-wide;

•	A brief identification of the matter voted on;

•	Whether the matter was proposed by the issuer or by a security holder;

•	Whether or not SCM cast its vote on the matter;

•	How SCM cast its vote (e.g., for or against proposal, or abstain; for or withhold regarding election of directors);

•	Whether SCM cast its vote with or against management; and

•	Whether any client requested an alternative vote of its proxy.

In the event that SCM votes the same proxy in two directions, it shall maintain documentation to support its voting (this may occur if a client requires SCM to vote a certain way on an issue, while SCM deems it beneficial to vote in the opposite direction for its other clients) in SCM’s permanent files.

Loaned Securities

When an SCM client participates in a securities lending program, SCM will not be able to vote the proxy of the shares out on loan. SCM will generally not seek to recall for voting the client shares on loan. However, under rare circumstances, for voting issues that may have a particularly significant impact on the investment, SCM may request a client to recall securities that are on loan if we determine that the benefit of voting outweighs the costs and lost revenue to the client and the administrative burden of retrieving the securities The research analyst who is responsible for voting the proxy will notify the Proxy Committee in the event they believe a recall of loaned securities is necessary.

In determining whether a recall of a security is warranted (“Significant Event”), SCM will take into consideration whether the benefit of the vote would be in the client’s best interest despite the costs and the lost revenue to the client and the administrative burden of retrieving the securities. SCM may utilize third-party service providers to assist it in identifying and evaluating whether an event constitutes a Significant Event. The Proxy Committee will review the proxy proposals that have been determined to be Significant Events from time to time and will adjust the foregoing standard as it deems necessary.

Proxies of Certain Non-U.S. Issuers

It is SCM’s policy to seek to vote all proxies for securities held in client accounts for which we have proxy voting authority where SCM can reasonably determine that voting such proxies will be in the best interest of its clients.

Voting proxies of issuers in non-US markets may give rise to a number of administrative/operational issues that may cause SCM to determine that voting such proxies are not in the best interest f its clients or that it is not reasonably possible to determine whether voting such proxies will be in the best interests of its clients. While not exhaustive, the following list of considerations highlights some potential instances in which a proxy vote might not be entered.

•	SCM may receive meeting notices without enough time to fully consider the proxy or after the cut-off date for voting.

•	Some markets require SCM to provide local agents with a power of attorney or consularization prior to implementing SCM’s voting instructions.

•	Proxy material may not be available in English.

•

SCM may be unable to enter an informed vote in certain circumstances due to the lack of information provided in the proxy statement or by the issuer or other resolution sponsor, and may not vote in those instances.

•

Proxy voting in certain countries requires “share blocking.” Shareholders wishing to vote their proxies must deposit their shares shortly before the date of the meeting with a designated depositary. During this blocking period, shares that will be voted at the meeting cannot be sold until the meeting has taken place and the shares are returned to the clients’ custodian banks. Absent compelling reasons to the contrary, SCM believes that the benefit to the client of exercising the vote is outweighed by the cost of voting (i.e., not being able to sell the shares during this period). Accordingly, if share blocking is required SCM generally elects not to vote those shares. The Portfolio Manager or Research Analyst in conjunction with the Proxy Committee retains the final authority to determine whether to block the shares in the client’s portfolio or to pass on voting the meeting.

Conflicts of Interest

Although SCM has not currently identified any material conflicts of interest that would affect its proxy voting decisions, it is aware of the following potential conflicts that could exist in the future:

•	Conflict: SCM is retained by a firm, or is in the process of being retained by a firm, which is affiliated with an issuer that is held in SCM’s client portfolios.

•	Conflict: SCM is retained by an individual, or is in the process of being retained by an individual, who is an officer or director of an issuer that is held in SCM’s client portfolios.

•

Conflict: SCM’s Staff Members maintain a personal and/or business relationship (not an advisory relationship) with issuers or individuals that serve as officers or directors of issuers. For example, the spouse of an SCM Staff Member may be a high-level executive of an issuer that is held in SCM’s client portfolios. The spouse could attempt to influence SCM to vote in favor of management.

•

Conflict: SCM or a Staff Member(s) personally owns a significant number of an issuer’s securities that are also held in SCM’s client portfolios. The Staff Member(s) may seek to vote proxies in a different direction for his/her personal holdings than would otherwise be warranted by SCM’s policy. The Staff Member(s) could oppose voting the proxies according to the policy and successfully influence SCM to vote proxies in contradiction to the policy.

Resolution:

SCM realizes that, due to the difficulty of predicting and identifying all material conflicts, it must rely on its Staff Members to notify the Director of Client Services and/or the CCO of any material conflict that may impair SCM’s ability to vote proxies in an objective manner. Upon such notification, the Director of Client Services and/or the CCO will notify the Proxy Committee of the conflict.

In the event that the Proxy Committee determines that SCM has a conflict of interest with respect to a proxy proposal, the Proxy Committee shall also determine whether the conflict is “material” to that proposal. The Proxy Committee may determine on a case-by-case basis that a particular proposal does not involve a material conflict of interest. To make this determination, the Proxy Committee must conclude that the proposal is not directly related to SCM’s conflict with the issuer. If the Proxy Committee determines that a conflict is not material, then SCM may vote the proxy in accordance with the recommendation of the Research Analyst.

In the event that the Proxy Committee determines that SCM has a material conflict of interest with respect to a proxy proposal, SCM will vote on the proposal in accordance with the determination of the Proxy Committee. Prior to voting on the proposal, SCM may (i) contact an independent third party (such as another plan fiduciary) to recommend how to vote on the proposal and vote in accordance with the recommendation of such third party (or have the third party vote such proxy); or (ii) with respect to client accounts that are not subject to ERISA, fully disclose the nature of the conflict to the client and obtain the client’s consent as to how SCM will vote on the proposal (or otherwise obtain instructions from the client as to how to vote the proxy).

Recordkeeping

SCM must maintain the documentation described in the following section for a period of not less than five (5) years in an easily accessible place, the first two (2) years at its principal place of business. Director of Client Services will be responsible for the following procedures and for ensuring that the required documentation is retained.

Client request to review proxy votes:

•

Any request, whether written (including e-mail) or oral, received by any Staff Member of SCM, must be promptly reported to the Director of Client Services. All written requests must be retained in the permanent file.

•

The Director of Client Services will record the identity of the client, the date of the request, and the disposition (e.g., provided a written or oral response to client’s request, referred to third party, not a proxy voting client, other dispositions, etc.) in a suitable place.

•	Clients are permitted to request the proxy voting record for the 5-year period prior to their request.

Proxy statements received regarding client securities:

•	Upon receipt of a proxy, copy or print a sample of the proxy statement or card and maintain the copy in a central file along with a sample of the proxy solicitation instructions.

Note: SCM is permitted to rely on proxy statements filed on the SEC’s EDGAR system instead of keeping its own copies.

Proxy voting records:

•	Documents prepared or created by SCM that were material to making a decision on how to vote, or that memorialized the basis for the decision.

•

Documentation or notes or any communications received from third parties, other industry analysts, third-party service providers, company’s management discussions, etc. that were material in the basis for the decision.

Disclosure

•

SCM will ensure that Part II of Form ADV is updated as necessary to reflect: (i) all material changes to the Proxy Voting Policy and Procedures; and (ii) information about how clients may obtain information on how SCM voted their securities.

Proxy Solicitation

As a matter of practice, it is SCM’s policy to not reveal or disclose to any client how SCM may have voted (or intends to vote) on a particular proxy until after such proxies have been counted at a shareholder’s meeting.

The Director of Client Services is to be promptly informed of the receipt of any solicitation from any person to vote proxies on behalf of clients. At no time may any Staff Member accept any remuneration in the solicitation of proxies. The Director of Client Services shall handle all responses to such solicitations.

Responsibility

The Director of Client Services is responsible for overseeing and implementing this Proxy Voting Policy and Procedures.

Attachment C

PROXY VOTING GUIDELINES

One of the primary factors SCM considers when determining the desirability of investing in a particular company is the quality and depth of its management. Accordingly, SCM believes that the recommendation of management on any issue should be given substantial weight in determining how proxy issues are resolved. As a matter of practice, SCM will vote on most issues presented in a portfolio company proxy statement in accordance with the position of the company’s management, unless SCM determines that voting in accordance with management’s recommendation would adversely affect the investment merits of owning the stock. However, SCM will consider each issue on its own merits, and will not support the position of the company’s management in any situation where, in SCM’s judgment, it would not be in the best interests of the client to do so.

I.    The Board of Directors

A.    Voting on Director Nominees in Uncontested Elections

Votes on director nominees are made on a case-by-case basis, and may consider the following factors:

•	Long-term corporate performance record relative to a market index;

•	Composition of board and key board committees;

•	Corporate governance provisions and takeover activity;

•	Board decisions regarding executive pay;

•	Director compensation;

B.    Director and Officer Indemnification and Liability Protection

Proposals concerning director and officer indemnification and liability protection are evaluated on a case-by-case basis.

C.    Voting for Director Nominees in Contest Elections

Votes in a contested election of directors are evaluated on a case-by-case basis, and may consider the following factors:

•	long-term financial performance of the target company relative to its industry;

•	management’s track record;

•	background to the proxy contest;

•	qualifications of director nominees (both slates);

•	evaluation of what each side is offering shareholders as well as the likelihood that the proposed objectives and goals can be met; and

•	stock ownership positions.

D.    Size of the Board

Proposals to limit the size of the Board should be evaluated on a case-by-case basis.

II.    Auditors

Ratifying Auditors

We generally vote for proposals to ratify auditors, unless: an auditor has a financial interest in or association with the company, and is therefore not independent; or there is reason to believe that the independent auditor has rendered an opinion which is neither accurate nor indicative of the company’s financial position.

III.    Proxy Contest Defenses

Cumulative Voting

We vote against proposals to eliminate cumulative voting.

We vote for proposals to permit cumulative voting.

IV.    Anti-Takeover Issues

We generally oppose anti-takeover measures because they reduce shareholder rights. However, as with all proxy issues, we conduct and independent review of each anti-takeover proposal. On occasion, we may vote with management when it is concluded that the proposal is not onerous and would not harm clients’ interests as shareholders. Anti-takeover issues include the following:

A.    Poison Pills

The “poison pill” entitles shareholders to purchase certain securities at discount prices in the event of a change in corporate control. Such a measure would make a potential takeover prohibitively expensive to the acquirer.

We review on a case-by-case basis management proposals to ratify a poison pill.

B.    Fair Price Provisions

Fair price provisions attempt to ensure approximately equal treatment for all shareholders in the event of a full-scale takeover. Typically, such a provision requires would-be acquirers that have established threshold positions in target companies at given per-share prices to pay at least as much if they opt for complete control, unless certain conditions are met.

We vote for fair price proposals, as long as the shareholder vote requirement embedded in the provision is no more than a majority of disinterested shares.

We vote for shareholder proposals to lower the shareholder vote requirement in existing fair price provisions.

C.    Greenmail

Proposals relating to the prohibition of “greenmail” are designed to disallow the repurchase of stock from a person or group owning 5% or more of the company’s common stock, unless approved by the disinterested holders of two-thirds or more of the outstanding stock. They could also prevent the company from repurchasing any class of stock at a price more than 5% above the current fair market price, unless an offer is made to all shareholders.

We vote for proposals to adopt anti-greenmail charter or bylaw amendments or otherwise restrict a company’s ability to make greenmail payments.

We review on a case-by-case basis anti-greenmail proposals when they are bundled with other charter or bylaw amendments.

D.    Superstock

Another takeover defense is superstock, i.e., shares that give holders disproportionate voting rights. For example, one company proposed authorizing a class of preferred stock which “could be issued in a private placement with one or more institutional investors” and “could be designated as having voting rights which might dilute or limit the present voting rights of the holders of common stock….” The purpose of this additional class of stock would be to give insiders an edge in fending off an unsolicited or hostile takeover attempt.

We will review on case-by-case basis proposals that would authorize the creation of new classes of “superstock”.

E.    Supermajority Rules

Supermajority provisions require approval by holders of minimum amounts of the common shares (usually 75% to 80%). While applied mainly to merger bids, supermajority rules also may be extended to cover substantive transfers of corporate assets, liquidations, reverse splits and removal of directors for reasons other than cause. A supermajority provision would make it nearly impossible in some cases for shareholders to benefit from a takeover attempt.

1. Supermajority Shareholder Vote Requirement to Approve Mergers

We vote against management proposals to require a supermajority shareholder vote to approve mergers and other significant business combinations.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for mergers and other significant business combinations.

2. Supermajority Shareholder Vote Requirement to Amend the Charter or Bylaws

We vote against management proposals to require a supermajority shareholder vote to approve charter and bylaw amendments.

We vote for shareholder proposals to lower supermajority shareholder vote requirements for charter and bylaw amendments.

F.    Board Classification

High on the agenda of defense-minded corporate executives are staggered terms for directors, whereby only some (typically one-third) of the directors are elected each year. The “staggered board” acts as a bar to unwelcome takeover bids. An aggressive, affluent acquirer would need two years to gain a working majority of directors at a company whose board members are elected to staggered three-year terms of office.

We vote against proposals to classify the board.

We vote for proposals to repeal classified boards and elect all directors annually.

IV.    Miscellaneous Governance Provision

Bundled Proposals

We review on a case-by-case basis bundled or “conditioned” proxy proposals. In this case where items are conditioned upon each other, we examine the benefits and costs of the packages items. In instances when the joint effect of the conditioned items is not in shareholder’s best interests, we vote against the proposals. If the combined effect is positive, we support such proposals.

V.    Capital Structure

A.    Common Stock Authorization

We review on a case-by-case basis proposals to increase the number of shares of common stock authorized for issue.

B.    Debt Restructuring

We review on a case-by-case basis proposals to increase common and/or preferred shares and to issue shares as part of a debt restructuring plan.

VI.    Executive and Director Compensation

In general, we vote on a case-by-case basis on executive and director compensation plans, including stock option plans, with the view that viable compensation programs reward the creation of stockholder wealth.

VII.    State of Incorporation

A.    Voting on State Takeover Statutes

We review on a case-by-case basis proposals to opt in or out of state takeover statutes (including control share acquisition statutes, control share cash-out statutes, freeze-out provisions, fair price provisions, stakeholder laws, poison pill endorsements, severance pay and labor contract provisions, anti-greenmail provisions and disgorgement provisions).

B.    Voting on Reincorporation Proposals

Proposals to change a company’s state of incorporation are examined on a case-by-case basis.

VIII.    Mergers and Corporate Restructurings

A.    Mergers and Acquisitions

Votes on mergers and acquisitions are considered on a case-by-case basis.

B.    Corporate Restructuring

Votes on corporate restructuring proposals, including minority squeezeouts, leveraged buyout, spin-offs, liquidations and asset sales are considered on a case-by-case basis.

C.    Spin-offs

Votes on spin-offs are considered on a case-by-case basis.

D.    Changing Corporate Name

We generally vote for changing the corporate name.

IX.    Social and Environmental Issues

Consistent with its fiduciary duty to clients, SCM will vote on social issues with a view toward promoting good corporate citizenship. However, SCM realizes that it cannot require a portfolio company to go beyond applicable legal requirements or put itself in a non-competitive position. Social responsibility issues may include proposals regarding the following:

•	Ecological issues, including toxic hazards and pollution of the air and water;

•	Employment practices, such as the hiring of women and minority groups;

•	Product quality and safety;

•	Advertising practices;

•	Animal rights, including testing, experimentation and factory farming;

•	Military and nuclear issues; and

•	International politics and operations, including the world debt crisis, infant formula, U.S. corporate activity in Northern Ireland, and the policy of apartheid in South Africa.

We review on a case-by-case basis proposals regarding social or environmental issues.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P.

Summary of Proxy Voting Policies and Procedures

Systematic Financial Management, L.P. (“Systematic”), has adopted written proxy voting policies pursuant to Rule 206(4)-6 under the Advisers Act of 1940, as amended and has retained an independent proxy-voting agent (“agent”). Systematic generally follows the agent’s proxy voting guidelines when voting proxies. The adoption of the agent’s proxy voting policies provides pre-determined policies for voting proxies and is thus designed to remove conflicts of interest that could affect the outcome of a vote if Systematic made the voting determination independently. One intent of the policy is to remove any discretion that Systematic may have in cases where Systematic has a conflict of interest or the appearance of a conflict of interest. Systematic’s Proxy Voting Committee convenes as necessary. Issues reviewed by the Committee may include the consideration of any vote involving a potential conflict of interest, the documentation of the resolution of any conflict of interest or to review its voting policies and procedures.

Voting Guidelines

Systematic maintains four sets of proxy voting guidelines, one based on AFL-CIO policies for Taft-Hartley Plan Sponsors, another for clients with Socially Responsible Investing guidelines, another for Public Plans and the fourth being a General Policy for all other clients, covering U.S. and global proxies. Institutional clients may select which set of proxy guidelines they wish be used to vote their account’s proxies. In instances where the client does not select a voting policy. Systematic would apply the General Proxy Voting Policy when voting on behalf of the client. Systematic may process certain proxies without voting them, such as by making a decision to abstain from voting or take no action on such proxies (or on certain proposals within such proxies). Examples include, without limitation, proxies issued by companies that the Firm has decided to sell, proxies issued for securities that the Firm did not select for a client portfolio (such as securities selected by the client or a previous adviser, unsupervised securities held in a client’s account, money market securities or other securities selected by clients or their representatives other than Systematic), or proxies issued by foreign companies that impose burdensome or unreasonable voting, power of attorney or holding requirements such as with share blocking as further noted below.

Systematic also seeks to ensure that, to the extent reasonably feasible, proxies for which it receives ballots in good order and receives timely notice will be voted or otherwise processed (such as through a decision to abstain or take no action).

Systematic may be unable to vote or otherwise process proxy ballots that are not received in a timely manner due to limitations of the proxy voting system, custodial limitations or other factors beyond the firm’s control. Such ballots may include, without limitation, ballots for securities out on loan under securities lending programs initiated by the client or its custodian, ballots not timely forwarded by a custodian, or ballots that were not received by Systematic’s proxy voting vendor on a timely basis.

Share Blocking

In general, unless otherwise directed by the client, Systematic will make reasonable efforts to vote client proxies in accordance with the proxy voting recommendations of the Firm’s proxy voting service provider. Systematic will generally decline to vote proxies if to do so would cause a restriction to be placed on Systematic’s ability to trade securities held in client accounts in “share blocking” countries. Accordingly, Systematic may abstain from votes in a share blocking country in favor of preserving its ability to trade any particular security at any time. Systematic maintains written Proxy Voting Policies and Procedures as required by Rule 206(4)-6 under the Investment Advisers Act. These policies and procedures in addition to how Systematic voted proxies for securities held in account(s) are available upon request.

APPENDIX C—ADDITIONAL PORTFOLIO MANAGER INFORMATION

Delaware Management Company

The portfolio managers of the Growth Opportunities Fund are Jeffrey S. Van Harte, Christopher J. Bonavico, Christopher M. Ericksen and Daniel J. Prislin. They are the persons primarily responsible for investing the Fund’s assets on a daily basis.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Jeffrey S. Van Harte
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	51	$6.3 billion	5	$579.1 million
Christopher J. Bonavico
Registered investment companies**	28	$5.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	49	$4.6 billion	5	$579.1 million
Christopher M. Ericksen
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	47	$5.9 billion	3	$379.0 million
Daniel J. Prislin
Registered investment companies**	14	$4.3 billion	2	$1.4 billion
Other pooled investment vehicles	0	$0	0	$0
Other accounts***	58	$6.3 billion	5	$579.1 million

*	The information provided is as of December 31, 2010.
**	Does not include the Growth Opportunities Fund.
***	Other accounts include accounts managed in a personal capacity as well as accounts managed in a professional capacity. The personal account information is current as of June 30, 2010.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Individual portfolio managers may perform investment management services for other funds or accounts similar to those provided to the Fund and the investment action for such other fund or account and the Fund may differ. For example, an account or fund may be selling a security, while another account or fund may be purchasing or holding the same security. As a result, transactions executed for one fund or account may adversely affect the value of securities held by another fund, account or the Fund. Additionally, the management of multiple other funds or accounts and the Fund may give rise to potential conflicts of interest, as a portfolio manager must allocate time and effort to multiple funds or accounts and the Fund. A portfolio manager may discover an investment opportunity that may be suitable for more than one account or fund. The investment opportunity may be limited, however, so that all funds or accounts for which the investment would be suitable may not be able to participate. Delaware Investments has adopted procedures designed to allocate investments fairly across multiple funds or accounts.

Five of the accounts managed by the portfolio managers have a performance-based fee. This compensation structure presents a potential conflict of interest. The portfolio manager has an incentive to manage this account so as to enhance its performance, to the possible detriment of other accounts for which the investment manager does not receive a performance-based fee.

A portfolio manager’s management of personal accounts also may present certain conflicts of interest. While Delaware Investments’ code of ethics is designed to address these potential conflicts, there is no guarantee that it will do so.

Compensation:

Each portfolio manager’s compensation consists of the following:

Base Salary—Each named portfolio manager receives a fixed base salary. Salaries are determined by a comparison to industry data prepared by third parties to ensure that portfolio manager salaries are in line with salaries paid at peer investment advisory firms.

Bonus—Each named portfolio manager is eligible to receive an annual cash bonus, which is based upon quantitative and qualitative factors. Generally of the total potential cash compensation for a portfolio manager, 50% or more is in the form of a bonus and is therefore at risk. The total amount available for payment of bonuses is based on the revenues associated with the products managed by the Focus Growth Team. The amount of this “bonus pool” is determined by taking a pre-determined percentage of such revenues (minus appropriate expenses associated with this product and the investment management team).

Various members of the team have the ability to earn a percentage of the bonus pool with the most senior contributors having the largest share. The pool is allotted based on subjective factors (50%) and objective factors (50%). The subjective portion of the pool is allocated to team members within the discretion of senior management.

The allocation of the remaining 50% of the pool is based upon objective factors. Performance is measured as a result of the team’s standing relative to a large cap growth composite of a nationally recognized publicly available database, for five successive calendar years. Performance rankings are in quartiles as follows: top decile, top quartile, second quartile, third quartile and bottom quartile. An average is taken of the five year relative performance data to determine the multiplier to be applied in calculating the portion of the pool that will be paid out. To the extent there was less than a complete payout of the “objective” portion of the bonus pool over the previous five years, there is an opportunity to recoup these amounts if the multiplier is in excess of 100%, in the discretion of senior management.

Individual allocations of the bonus pool are based on individual performance measurements, both objective and subjective, as determined by senior management.

The Focus Growth team also has substantial long-term retention incentives, including a deferred bonus program. The bonus amount was based on a calculation as of December 31, 2009 and is paid into a deferred compensation vehicle at set intervals. To qualify to receive payment of the bonus, an eligible individual must be an employee in good standing on the date the bonus vests. The deferred compensation vehicle is primarily invested in the products that the Focus Growth team manages for alignment of interest purposes.

Deferred Compensation—Each named portfolio manager is eligible to participate in the Lincoln National Corporation Executive Deferred Compensation & Supplemental/Excess Retirement Plan, which is available to all employees whose base salaries or established compensation exceed a designated threshold. The Plan is a non-qualified unfunded deferred compensation plan that permits participating employees to defer the receipt of a portion of their cash compensation.

Incentive Plan/Equity Compensation Plan—Portfolio managers may be awarded options, stock appreciation rights, restricted stock awards, restricted stock units, deferred stock units, and performance awards (collectively, “Awards”) relating to the underlying shares of common stock of Delaware Investments U.S., Inc. pursuant to the terms of the Delaware Investments U.S., Inc. 2009 Incentive Compensation Plan (the “Plan”) established on March 24, 2009. Since the establishment of the Plan, Awards are no longer granted under the Amended and Restated Delaware Investments U.S., Inc. Incentive Compensation Plan effective December 26, 2008, which was established in 2001.

The Plan was established in order to: assist Delaware Investments in attracting, retaining, and rewarding key employees of the company; enable such employees to acquire or increase an equity interest in the company in order to align the interest of such employees and Delaware Investments; and provide such employees with incentives to expend their maximum efforts. Subject to the terms of the Plan and applicable award agreements, Awards typically vest in 25% increments on a four-year schedule, and shares of common stock underlying the Awards are issued after vesting. Shares issued typically must be held for six months and one day, after which time the stockholder may put them back to the company, subject to any applicable holding requirements. The fair market value of the shares of Delaware Investments U.S., Inc., is normally determined as of each March 31, June 30, September 30 and December 31. The fair market value of shares of common stock underlying Awards granted on or after December 26, 2008 is determined by an independent appraiser utilizing an appraisal valuation methodology in compliance with Section 409A of the Internal Revenue Code and the regulations promulgated thereunder.

Other Compensation—Portfolio managers may also participate in benefit plans and programs available generally to all employees.

NFJ Investment Group LLC

The portfolio managers of the Mid-Cap Value Fund are Thomas W. Oliver, Ben J. Fischer and Jeff N. Reed.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Thomas W. Oliver
Registered investment companies**	18	$14,435,264,422	0	$0
Other pooled investment vehicles	2	$80,793,850	0	$0
Other accounts	41	$10,147,545,494	0	$0

Ben J. Fischer
Registered investment companies**	24	$24,275,962,121	0	$0
Other pooled investment vehicles	4	$174,136,177	0	$0
Other accounts	47	$10,487,040,802	0	$0

Jeff N. Reed
Registered investment companies**	0	$0	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	0	$0	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Like other investment professionals with multiple clients, a portfolio manager for a fund may face certain potential conflicts of interest in connection with managing both the fund and other accounts at the same time. The paragraphs below describe some of these potential conflicts, which NFJ believes are faced by investment professionals at most major financial firms. NFJ has adopted compliance policies and procedures that attempt to address certain of these potential conflicts. The management of accounts with different advisory fee rates and/or fee structures, including accounts that pay advisory fees based on account performance (“performance fee accounts”), may raise potential conflicts of interest by creating an incentive to favor higher-fee accounts. These potential conflicts may include, among others:

•	The most attractive investments could be allocated to higher-fee accounts or performance fee accounts.

•

The trading of higher-fee accounts could be favored as to timing and/or execution price. For example, higher-fee accounts could be permitted to sell securities earlier than other accounts when a prompt sale is desirable or to buy securities at an earlier and more opportune time.

•	The investment management team could focus their time and efforts primarily on higher-fee accounts due to a personal stake in compensation.

A potential conflict of interest may arise when a fund and other accounts purchase or sell the same securities. On occasions when a portfolio manager considers the purchase or sale of a security to be in the best interest of a fund as well as other accounts, NFJ’s trading desk may, to the extent permitted by applicable laws and regulations, aggregate the securities to be sold or purchased in order to obtain the best execution and lower brokerage commissions, if any. Aggregation of trades may create the potential for unfairness to a fund or another account if one account is favored over another in allocating securities purchased or sold—for example, by allocating a disproportionate amount of a security that is likely to increase in value to a favored account.

Another potential conflict of interest may arise based on the different investment objectives and strategies of a fund and other accounts. For example, another account may have a shorter-term investment horizon or different investment objective, policies or restrictions than a fund. Depending on another account’s objectives or other factors, a portfolio manager may give advice and make decisions that may differ from advice given, or the timing or nature of decisions made, with respect to a fund. In addition, investment decisions are the product of many factors in addition to basic suitability for the particular account involved. Thus, a particular security may be bought or sold for certain accounts even though it could have been bought or sold for other accounts at the same time. More rarely, a particular security may be bought for one or more accounts managed by a portfolio manager when one or more other accounts are selling the security. There may be circumstances when purchases or sales of portfolio securities for one or more accounts may have an adverse effect on other accounts.

A fund’s portfolio manager who is responsible for managing multiple funds and/or accounts may allocate unequal time and attention to the management of those funds and/or accounts. As a result, the portfolio manager may not be able to formulate as complete a strategy or identify equally attractive investment opportunities for each of those accounts as might be the case if he or she were to devote substantially more attention to the management of a single fund. The effects of this potential conflict may be more pronounced where funds and/or accounts overseen by a particular portfolio manager have different investment strategies.

A fund’s portfolio managers may be able to select or influence the selection of the brokers and dealers that are used to execute securities transactions for the funds. In addition to executing trades, some brokers and dealers provide portfolio managers with brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934), which may result in the payment of higher brokerage fees than might have otherwise been available. These services may be more beneficial to certain funds or accounts than to others. Although the payment of brokerage commissions is subject to the requirement that the portfolio manager determine in good faith that the commissions are reasonable in relation to the value of the brokerage and research services provided to the fund and NFJ’s other clients, a portfolio manager’s decision as to the selection of brokers and dealers could yield disproportionate costs and benefits among the funds and/or accounts that he or she manages.

A fund’s portfolio managers may also face other potential conflicts of interest in managing a fund, and the description above is not a complete description of every conflict that could be deemed to exist in managing both the funds and other accounts. In addition, a fund’s portfolio manager may also manage other accounts (including their personal assets or the assets of family members) in their personal capacity. The management of these accounts may also involve certain of the potential conflicts described above. Front-running could also exist if a portfolio manager transacted in his or her own account prior to placing an order for a fund or other clients. NFJ’s investment personnel, including each fund’s portfolio manager, are subject to restrictions on engaging in personal securities transactions, pursuant to a Code of Ethics adopted by NFJ, which contain provisions and requirements designed to identify and address certain conflicts of interest between personal investments activities and the interest of the funds.

As part of NFJ’s Compliance Program, NFJ has established a Compliance Committee, a Best Execution Committee, a Proxy Voting Committee and a Pricing Committee to help develop policies and procedures that help NFJ avoid, mitigate, monitor and oversee areas that could present potential conflicts of interest.

Compensation:

NFJ’s compensation plan is designed specifically to be aligned with the interests of its clients. NFJ aims to provide rewards for exceptional investment performance and build an enduring firm with a long-term culture of shared success. To that end, in addition to competitive base salaries, NFJ offers both short- and long-term incentive plans.

Compensation and Investment Performance

Short-term incentive pools for investment teams are annual discretionary bonuses funded by the firm’s revenue and allocated based on the performance of the strategies and the teams. The percentage allocated to an investment team is adjusted to reflect performance relative to the benchmark over a one-, three-, and five-year period (the timeframe may vary depending on the strategy). The team pools are then subjectively allocated to team members based on individual contributions to client accounts. This revenue sharing arrangement directly aligns compensation with investment performance.

Long-Term Incentive Plan

A Long-Term Incentive Plan provides rewards to certain key staff and executives of AGI Capital, including employees of NFJ, and the other Allianz Global Investors companies to promote long-term growth and profitability. The Plan is based on the firm’s operating earnings growth of both AGI Capital and Allianz Global Investors, has a three-year vesting schedule and is paid in cash upon vesting.

Ownership Interest

Key employees of AGI Capital, including employees of NFJ, are provided with an interest that shares in the future growth and profitability of AGI Capital. Each unit is designed to deliver an annual distribution and a value based on the growth in profits. The plan has a five-year vesting schedule.

The long-term components of NFJ’s compensation structure are designed to link successful investment performance and longer-term company performance with participant pay, further motivating key employees to continue making important contributions to the success of NFJ’s business.

Overall, NFJ believes that competitive compensation is essential to retaining top industry talent. With that in mind, NFJ continually reevaluates its compensation policies against industry benchmarks. NFJ’s goal is to offer portfolio managers and analysts compensation and benefits in the top quartile for comparable experience, as measured by industry benchmarks surveyed by independent firms including McLagan Partners.

Northern Trust Investments, Inc.

Brent Reeder is primarily responsible for the day-to-day management of the Indexed Equity Fund.

Indexed Equity Fund

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Brent Reeder
Registered investment companies**	23	$17,918,898,745	0	$0
Other pooled investment vehicles	36	$69,867,284,202	0	$0
Other accounts	43	$20,851,236,998	0	$0

*	The information provided is as of December 31, 2010.
**	Does not include the Indexed Equity Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Indexed Equity Fund.

Conflicts of Interest:

NTI’s portfolio managers are often responsible for managing one or more funds, as well as other accounts, including separate accounts and other pooled investment vehicles. A portfolio manager may manage a separate account or other pooled investment vehicle that may have a materially higher or lower fee arrangement. The side-by-side management of these accounts may raise potential conflicts of interest relating to cross trading, the allocation of investment opportunities and the aggregation and allocation of trades. In addition, while portfolio managers generally only manage accounts with similar investment strategies, it is possible that due to varying investment restrictions among accounts that certain investments are made for some accounts and not others or conflicting investment positions are taken among accounts. The portfolio managers have a fiduciary responsibility to manage all client accounts in a fair and equitable manner. NTI seeks to provide best execution of all securities transactions and aggregate and then allocate securities to client accounts in a fair and timely manner. To this end, NTI has developed policies and procedures designed to mitigate and manage the potential conflicts of interest that may arise from side-by-side management. In addition, NTI has adopted policies limiting the circumstances under which cross-trades may be effected. NTI conducts periodic reviews of trades for consistency with these policies.

Compensation:

The compensation for NTI index portfolio managers is based on the competitive marketplace and consists of a fixed base salary plus a variable annual cash incentive award. In addition, non-cash incentives, such as stock options or restricted stock of Northern Trust Corporation, may be awarded from time to time. The annual incentive award is discretionary and is based on a quantitative and qualitative evaluation of each portfolio manager’s investment performance and contribution to his or her respective team plus the financial performance of the investment business unit and Northern Trust Corporation as a whole. The annual incentive award is not based on performance of the Funds or the amount of assets held in the Funds. Moreover, no material differences exist between the compensation structure for mutual fund accounts and other types of accounts.

Sands Capital Management, LLC

The portfolio manager of the Growth Opportunities Fund is Frank M. Sands, Jr.

Other Accounts Managed:

Discloses other accounts for which a portfolio manager or Management Team Member was jointly and primarily responsible for the day-to-day management as of December 31, 2010.

The Investment Team at Sands Capital creates a model portfolio to which all client portfolios are managed. Each member of the Team is primarily a Research Analyst and secondarily, part of a Portfolio Management Team with specific accounts for which they have oversight and are responsible for insuring the portfolio stays identical to the model.

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*#	Total Assets*#
Frank M. Sands, Jr.
Registered investment companies**	5	$2,595.4 million	1	$894.8 million
Other pooled investment vehicles	5	$312.8 million	0	$0
Other accounts***	605	$11,170.0 million	6	$1,205.8 million

*	The information provided is as of December 31, 2010.
**	Does not include the Growth Opportunities Fund.
***	This number counts each wrap sponsor program as one client each. The actual number of underlying wrap accounts across the three wrap programs is 1,114.
#	The advisory fee is not solely based on performance. Fees are made up of a base fee that can be adjusted based on the accounts’ out performance of a relevant index.

Ownership of Securities:

As of December 31, 2010, the portfolio manager did not own any shares of the Growth Opportunities Fund.

Conflicts of Interest:

Description of any material conflict of interest that may arise in connection with a portfolio manager’s or Management Team Member’s management of Fund investments and investments of other accounts. Includes, for example, material conflicts between the investment strategy of the Fund and investment strategy of other accounts managed by the portfolio manager or Team Member and material conflicts in allocation of investment opportunities between the Fund and other accounts managed by the portfolio manager or Team Member.

As an investment adviser to a variety of clients, Sands Capital recognizes there may be actual or potential conflicts of interest inherent in our business. For example, conflicts of interest could result from portfolio managers’ management of multiple accounts for multiple clients, the execution and allocation of investment opportunities, the use of brokerage commissions to obtain research, and personal trading by employees. Sands Capital has addressed these conflicts by developing policies and procedures reasonably designed to treat all clients in a fair and equitable manner over time. Sands Capital’s policies and procedures address such issues as execution of portfolio transactions, aggregation and allocation of trades, directed brokerage, and the use of brokerage commissions. Additionally, Sands Capital maintains a Code of Ethics that addresses rules on personal trading and insider information.

Compensation:

Investment professionals benefit from a salary competitive in the industry, an annual qualitative bonus based on subjective review of the employees’ overall contribution, and a standard profit sharing plan and 401(k) plan. Additional incentives include equity participation. The investment professionals also participate in an investment results bonus. The investment results bonus is calculated from the performance variance of the Sands Capital composite returns and their respective benchmarks over 1, 3, and 5 year periods, weighted towards the 3 and 5 year results.

Systematic Financial Management, L.P.

The portfolio managers of the Mid-Cap Value Fund are Ronald M. Mushock and D. Kevin McCreesh.

Other Accounts Managed:

	Number of Accounts Managed*	Total Assets*	Number of Accounts Managed for which Advisory Fee is Performance- Based*	Total Assets*
Ronald M. Mushock
Registered investment companies**	6	$927 million	0	$0
Other pooled investment vehicles	0	$0	0	$0
Other accounts	983	$3,001 million	2	$261 million
D. Kevin McCreesh
Registered investment companies**	4	$562 million	0	$0
Other pooled investment vehicles	3	$130 million	0	$0
Other accounts	133	$3,078 million	1	$306 million

*	The information provided is as of December 31, 2010.
**	Does not include the Mid-Cap Value Fund.

Ownership of Securities:

As of December 31, 2010, the portfolio managers did not own any shares of the Mid-Cap Value Fund.

Conflicts of Interest:

Systematic Financial Management, L.P. (Systematic) is an affiliated firm of Affiliated Managers Group, Inc. (AMG). The AMG Affiliates do not formulate advice for Systematic’s clients and do not, in Systematic’s view, present any potential conflict of interest with Systematic’s clients. From time to time, potential conflicts of interest may arise between a portfolio manager’s management of the investments of the funds, on the one hand, and the management of other accounts, on the other. The portfolio managers oversee the investment of various types of accounts in the same strategy, such as mutual funds, pooled investment vehicles and separate accounts for individuals and institutions. Investment decisions generally are applied to all accounts utilizing that particular strategy, taking into consideration client restrictions, instructions and individual needs. A portfolio manager may manage an account whose fees may be higher or lower than the fee charged to a fund to provide for varying client circumstances. Management of multiple funds and accounts may create potential conflicts of interest relating to the allocation of investment opportunities, and the aggregation and allocation of client trades. Additionally, the management of funds and other accounts may result in a portfolio manager devoting unequal time and attention to the management of funds or other accounts. However, Systematic has a variety of internal controls in place that are reasonably designed to detect such conflicts and protect the interest of its clients.

During the normal course of managing assets for multiple clients of varying types and asset levels, the portfolio managers may encounter conflicts of interest that could, if not properly addressed, be harmful to one or more of Systematic’s clients. Those of a material nature that are encountered most frequently involve security selection, employee personal securities trading, proxy voting and the allocation of securities. To mitigate these conflicts and ensure its clients are not impacted negatively by the adverse actions of Systematic or its employees, Systematic has implemented a series of policies and procedures including, but not limited to, its Code of Ethics, which addresses personal securities trading, and a Proxy Voting Policy and Trade Error Policy, designed to prevent and detect conflicts when they occur. Systematic reasonably believes that these and other policies combined with the periodic review and testing performed by its compliance professionals adequately protects the interest of its clients. A portfolio manager may also face other potential conflicts of interest in managing funds, and the description above is not a complete description of every conflict of interest that could be deemed to exist in managing both funds and the other accounts listed above.

Compensation:

The compensation package for portfolio managers Ronald M. Mushock and D. Kevin McCreesh consists of a fixed base salary and a share of the Firm’s profits based on each Partner’s respective individual ownership position in Systematic. Total compensation is influenced by Systematic’s overall profitability, and therefore is based in part on the aggregate performance of all Systematic’s portfolios. Portfolio managers are not compensated based solely on the performance of, or the value of assets held in, any product managed by Systematic. Moreover, the portfolio managers are provided with a benefits package, including health insurance, and participation in a company 401(k) plan, comparable to that received by other Systematic employees.

PART C

Information required to be included in Part C is set forth under the appropriate item, so numbered, in Part C to this Registration Statement.

PART C: OTHER INFORMATION

Item 28: Exhibits

Exhibit A:

(1) Copy of Registrant’s Agreement and Declaration of Trust, as amended June 14, 1993.(1)

(2) Form of Amended and Restated Agreement and Declaration of Trust is filed herein as Exhibit A(2).

(3) Memorandum and Articles of Association of MassMutual Select Cayman Global Allocation Fund I, Ltd. is filed herein as Exhibit A(3).

Exhibit B: Copy of Registrant’s By-Laws, as now in effect.(1)

Exhibit C: None.

Exhibit D:

(1) Copy of Specimen Investment Management Agreement between Registrant and Massachusetts Mutual Life Insurance Company (“MassMutual”) on behalf of each of Registrant’s series, incorporated by reference as Exhibit D(1) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(2) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2050 Fund (now known as MassMutual RetireSMARTSM 2050 Fund) dated as of December 17, 2007 (7).

(3) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of December 3, 2007 (9).

(4) Amendment Two to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2011 (23).

(5) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of April 1, 2008 (9).

(6) Amendment Two to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Large Cap Value Fund dated as of June 1, 2011 (23).

(7) Amendment to Investment Management Agreements between the Trust and MassMutual relating to the MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund (now known as MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2040 Fund and MassMutual RetireSMARTSM 2050 Fund, respectively) dated as of April 1, 2008 (9).

(8) Amendment Two to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement Income Fund, MassMutual Select Destination Retirement 2010 Fund, MassMutual Select Destination Retirement 2020 Fund, MassMutual Select Destination Retirement 2030 Fund, MassMutual Select Destination Retirement 2040 Fund and MassMutual Select Destination Retirement 2050 Fund (now known as MassMutual RetireSMARTSM In Retirement Fund, MassMutual RetireSMARTSM 2010 Fund, MassMutual RetireSMARTSM 2020 Fund, MassMutual RetireSMARTSM 2030 Fund, MassMutual RetireSMARTSM 2040 Fund and MassMutual RetireSMARTSM 2050 Fund, respectively) dated as of June 1, 2011 (23).

(9) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009 (13).

(10) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Global Allocation Fund (now known as the MassMutual Select BlackRock Global Allocation Fund) dated as of
November 14, 2011 is filed herein as Exhibit D(10).

(11) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2015 Fund (now known as MassMutual RetireSMARTSM 2015 Fund) dated as of April 1, 2010 (15).

(12) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2025 Fund (now known as MassMutual RetireSMARTSM 2025 Fund) dated as of April 1, 2010 (15).

(13) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2035 Fund (now known as MassMutual RetireSMARTSM 2035 Fund) dated as of April 1, 2010 (15).

(14) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2045 Fund (now known as MassMutual RetireSMARTSM 2045 Fund) dated as of April 1, 2010 (15).

(15) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Destination Retirement 2015 Fund, MassMutual Select Destination Retirement 2025 Fund, MassMutual Select Destination Retirement 2035 Fund and MassMutual Select Destination Retirement 2045 Fund (now known as MassMutual RetireSMARTSM 2015 Fund, MassMutual RetireSMARTSM 2025 Fund, MassMutual RetireSMARTSM 2035 Fund and MassMutual RetireSMARTSM 2045 Fund, respectively) dated as of June 1, 2011 (23).

(16) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(17) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Conservative Fund dated as of June 20, 2011 (23).

(18) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Fund dated as of June 20, 2011 (23).

(19) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Moderate Growth Fund dated as of June 20, 2011 (23).

(20) Investment Management Agreement between the Trust and MassMutual relating to the MassMutual RetireSMARTSM Growth Fund dated as of June 20, 2011 (23).

(21) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Diversified Value Fund dated as of June 1, 2011 (23).

(22) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Focused Value Fund dated as of June 1, 2011 (23).

(23) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Fundamental Value Fund dated as of June 1, 2011 (23).

(24) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Indexed Equity Fund dated as of June 1, 2011 (23).

(25) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of June 1, 2011 (23).

(26) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Overseas Fund dated as of June 1, 2011 (23).

(27) Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2011 (23).

(28) Investment Subadvisory Agreement between MassMutual and Waddell & Reed Investment Management Company relating to the MassMutual Small Cap Growth Equity Fund (now known as MassMutual Select Small Cap Growth Equity Fund) effective as of August 15, 2011 (24).

(29) Investment Subadvisory Agreement between MassMutual and Davis Selected Advisers, L.P. relating to the MassMutual Select Large Cap Value Fund effective as of August 15, 2011 (24).

(30) Investment Subadvisory Agreement between MassMutual and Sands Capital Management, Inc. (now known as Sands Capital Management, LLC) relating to the MassMutual Aggressive Growth Fund (now known as MassMutual Select Growth Opportunities Fund) effective as of August 15, 2011 (24).

(31) Investment Subadvisory Agreement between MassMutual and Harris Associates L.P. relating to the MassMutual Select Focused Value Fund effective as of December 6, 2011, is filed herein as Exhibit D(31).

(32) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) incorporated by reference to Exhibit D(11) of Registrant’s Post-Effective Amendment No. 16 to the Registration Statement filed via EDGAR on February 15, 2001.

(33) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Mid Cap Growth Equity II Fund (now known as MassMutual Select Mid Cap Growth Equity II Fund) dated as of June 1, 2008 (10).

(34) Investment Subadvisory Agreement between MassMutual and Pacific Investment Management Company LLC relating to the MassMutual Select PIMCO Total Return Fund dated as of June 30, 2010 (17).

(35) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual Indexed Equity Fund (now known as MassMutual Select Indexed Equity Fund) dated as of August 15, 2011 (24).

(36) Investment Subadvisory Agreement between MassMutual and Northern Trust Investments, Inc. relating to the MassMutual OTC 100 Fund (now known as MassMutual Select NASDAQ-100® Fund) dated as of August 15, 2011 (24).

(37) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of February 16, 2006 (3).

(38) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of November 28, 2007 (7).

(39) Amendment Two to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Select Blue Chip Growth Fund dated as of June 1, 2008 (10).

(40) Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of April 1, 2008 (9).

(41) Amendment to Investment Subadvisory Agreement between MassMutual and Pyramis Global Advisors, LLC relating to the MassMutual Select Value Equity Fund dated as of June 1, 2008 (10).

(42) Investment Subadvisory Agreement between Harris Associates, L.P. relating to the MassMutual Select Overseas Fund dated as of December 6, 2011, is filed herein as Exhibit D(42).

(43) Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(15) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(44) Amendment to Investment Subadvisory Agreement between MassMutual and Massachusetts Financial Services Company relating to the MassMutual Select Overseas Fund dated as of June 1, 2008 (10).

(45) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Growth Equity Fund dated as of December 6, 2011, is filed herein as Exhibit D(45).

(46) Investment Subadvisory Agreement between MassMutual and Eagle Asset Management, Inc. relating to the MassMutual Select Small Company Growth Fund dated as of August 15, 2011 (24).

(47) Investment Subadvisory Agreement between MassMutual and Federated Clover Investment Advisors relating to the MassMutual Select Small Company Value Fund dated as of December 1, 2008 (10).

(48) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Small Company Growth Fund dated as of September 10, 2008 (10).

(49) Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of December 31, 2001 is incorporated by reference to Exhibit D(24) of Registrant’s Post-Effective Amendment No. 19 to the Registration Statement filed via EDGAR on February 20, 2002.

(50) Amendment to Investment Subadvisory Agreement between MassMutual and T. Rowe Price Associates, Inc. relating to the MassMutual Small Company Value Fund (now known as MassMutual Select Small Company Value Fund) dated as of June 1, 2008 (10).

(51) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Fundamental Value Fund dated as of December 6, 2011, is filed herein as Exhibit D(51).

(52) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Strategic Balanced Fund dated as of June 6, 2011 (23).

(53) Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Strategic Balanced Fund dated as of June 6, 2011 (23).

(54) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of December 31, 2003 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 26 to the Registration Statement filed via EDGAR on February 20, 2004.

(55) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Strategic Balanced Fund (now known as MassMutual Select Strategic Balanced Fund) dated as of June 1, 2008 (10).

(56) Investment Subadvisory Agreement between MassMutual and Brandywine Global Investment Management, LLC relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(57) Investment Subadvisory Agreement between MassMutual and Loomis, Sayles & Company, L.P. relating to the MassMutual Select Diversified Value Fund dated as of January 11, 2010 (14).

(58) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of December 31, 2004 is incorporated by reference to Exhibit D(27) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(59) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

(60) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(28) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(61) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Balanced Fund dated as of June 1, 2008 (10).

(62) Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of September 13, 2005 is incorporated by reference to Exhibit D(29) of Registrant’s Post-Effective Amendment No. 34 to the Registration Statement filed via EDGAR on January 13, 2006.

(63) Amendment to Investment Subadvisory Agreement between MassMutual and Western Asset Management Company Limited relating to the MassMutual Select Strategic Bond Fund dated as of June 1, 2008 (10).

        (64) Investment Subadvisory Agreement between MassMutual and EARNEST Partners, LLC relating to the MassMutual Select Small Company Value Fund dated as of August 15, 2011 (24).

(65) Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2006 (3).

(66) Amendment to Investment Subadvisory Agreement between MassMutual and Victory Capital Management Inc. relating to the MassMutual Select Core Opportunities Fund dated as of June 1, 2008 (10).

(67) Investment Subadvisory Agreement between MassMutual and Wellington Management Company, LLP relating to the MassMutual Select Small Cap Value Equity Fund dated as of December 6, 2011, is filed herein as Exhibit D(67).

(68) Investment Subadvisory Agreement between MassMutual and Barrow, Hanley, Mewhinney & Strauss, Inc. (now known as Barrow, Hanley, Mewhinney & Strauss, LLC) relating to the MassMutual Select Small Cap Value Equity Fund dated as of October 5, 2009 (14).

(69) Investment Subadvisory Agreement between MassMutual and Delaware Management Company relating to the MassMutual Select Growth Opportunities Fund dated as of December 6, 2011, is filed herein as Exhibit D(69).

(70) Investment Subadvisory Agreement between MassMutual and NFJ Investment Group LLC relating to the MassMutual Select Mid-Cap Value Fund dated as of March 10, 2010 (16).

(71) Investment Subadvisory Agreement between MassMutual and The Boston Company Asset Management, LLC relating to the MassMutual Select Core Opportunities Fund dated as of March 31, 2010 (16).

(72) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011 (23).

(73) Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Diversified International Fund dated as of June 6, 2011 (23).

(74) Investment Subadvisory Agreement between MassMutual and J.P. Morgan Investment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011 (23).

(75) Side Letter to Investment Subadvisory Agreement between MassMutual and J.P. Morgan Invetsment Management Inc. relating to the MassMutual Select Overseas Fund dated as of June 6, 2011 (23).

(76) Investment Subadvisory Agreement between MassMutual and Rainier Investment Management, Inc. relating to the MassMutual Select Large Cap Growth Fund dated as of August 15, 2011 (24).

(77) Investment Subadvisory Agreement between MassMutual and Systematic Financial Management, L.P. relating to the MassMutual Select Mid-Cap Value Fund dated as of June 16, 2009 (12).

(78) Investment Subadvisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as MassMutual Select BlackRock Global Allocation Fund) dated as of November 27, 2009 (13).

(79) Amendment to Investment Subavisory Agreement between MassMutual and BlackRock Investment Management, LLC relating to the MassMutual Select Global Allocation Fund (now known as the Select BlackRock Global Allocation Fund) dated as of November 15, 2011, is filed herein as Exhibit D(79).

(80) Investment Subadvisory Agreement between MassMutual and Frontier Capital Management Company, LLC relating to the MassMutual Select Mid Cap Growth Equity II Fund dated as of August 30, 2010 (18).

(81) Investment Advisory Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and BlackRock Investment Management, LLC relating to the MassMutual Select Cayman Global Allocation Fund I, Ltd. dated as November 14, 2011, is filed herein as Exhibit D(81).

Exhibit E

(1) Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of February 6, 2006 (3).

(2) Schedule A to the Principal Underwriter Agreement between the Trust and MML Distributors, LLC dated as of December 7, 2011 is filed herein as Exhibit E(2).

(3) Sub-Distributor’s Agreement between MML Distributors, LLC and OppenheimerFunds Distributor, Inc. dated as of February 7, 2003 is incorporated by reference to Exhibit E(2) of Registrant’s Post-Effective Amendment No. 23 to the Registration Statement filed via EDGAR on April 29, 2003.

Exhibit F

Amended and Restated Deferred Compensation Plan for Trustees of Registrant dated as of January 1, 2009 (10).

Exhibit G:

(1) Custodian Agreement between the Trust and State Street Bank and Trust Company (“State Street”) dated as of January 1, 2008 (8).

(2) Amendment to the Custodian Agreement between the Trust and State Street dated as of January 1, 2011 (23).

(3) Appendix A to the Custodian Agreement between the Trust and State Street dated as of December 7, 2011 is filed herein as Exhibit G(3).

(4) Global Custody Agreement between the Trust and Brown Brothers Harriman & Co. (“BBH”) dated as of November 27, 2009 (13).

(5) Amendment to Global Custody Agreement between the Trust and BBH dated as of August 10, 2010 (19).

(6) Global Custody Agreement between the MassMutual Select Cayman Global Allocation Fund I, Ltd. and Brown Brothers Harriman & Co. dated as of November 14, 2011, is filed herein as Exhibit G(6).

Exhibit H:

(1) Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2008 (8).

(2) Amendment to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of January 1, 2011 (23).

(3) Appendix A to the Transfer Agency Agreement among the Trust, MassMutual and State Street dated as of December 7, 2011 is filed herein as Exhibit H(3).

(4) Transfer Agency and Service Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated as of November 14, 2011, is filed herein as Exhibit H(4).

(5) Specimen Administrative and Shareholder Servicing Agreement between MassMutual and the Trust on behalf of each Registrant’s series, incorporated by reference as Exhibit G(3) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(6) Amendment, dated as of February 6, 2006, to Administrative and Shareholder Services Agreements (3).

(7) Amendment, dated as of May 12, 2009, to Administrative and Shareholder Services Agreements (12).

(8) Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2008 (8).

(9) Amendment to the Sub-Administration Agreement between MassMutual and State Street dated as of January 1, 2011 (23).

(10) Appendix A to the Sub-Administration Agreement between MassMutual and State Street dated as of December 7, 2011 is filed herein as Exhibit H(10).

(11) Administration Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated November 14, 2011, is filed herein as Exhibit H(11).

(12) Accounting Services Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company dated November 14, 2011, is filed herein as Exhibit H(12).

(12) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual Select BlackRock Global Allocation Fund, Mass Mutual Select Fundamental Value Fund, MassMutual Select Indexed Equity Fund, MassMutual Select Blue Chip Growth Fund, MassMutual Select Focused Value Fund, MassMutual Select Small Company Value Fund, MassMutual Select Mid Cap Growth Equity II Fund, MassMutual Select Small Cap Growth Equity Fund, MassMutual Select Diversified International Fund, MassMutual Select Overseas Fund, MassMutual Select Destination Retirement 2015 Fund (now known as MassMutual RetireSMARTSM 2015 Fund), MassMutual Select Destination Retirement 2025 Fund, (now known as MassMutual RetireSMARTSM 2025 Fund), MassMutual Select Destination Retirement 2035 Fund, (now known as MassMutual RetireSMARTSM 2035 Fund), MassMutual Select Destination Retirement 2045 Fund (now known as MassMutual RetireSMARTSM 2045 Fund) and MassMutual Select Destination Retirement 2050 Fund (now known as MassMutual RetireSMARTSM 2050 Fund) (22).

(13) Expense Limitation Agreement between the Trust and MassMutual with respect to the MassMutual RetireSMARTSM Growth Fund (23).

Exhibit I:

(1) Consent of Ropes & Gray previously filed as Exhibit 10 to Registrant’s Pre-Effective Amendment No. 2 to the Registration Statement filed August 30, 1994.

(2) Opinion of Counsel, incorporated by reference to Exhibit 10 of Registrant’s Post-Effective Amendment No. 7 filed via EDGAR on February 9, 1998.

(3) Opinion of Counsel, incorporated by reference to Exhibit I(2) of Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(3) of Registrant’s Post-Effective Amendment No. 15 to the Registration Statement filed via EDGAR on May 1, 2000.

(5) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(6) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(6) of Registrant’s Post-Effective Amendment No. 20 to the Registration Statement filed via EDGAR on April 30, 2002.

(7) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(7) of Registrant’s Post-Effective Amendment No. 25 to the Registration Statement filed via EDGAR on December 30, 2003.

(8) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(8) of Registrant’s Post-Effective Amendment No. 31 to the Registration Statement filed via EDGAR on December 29, 2004.

(9) Opinion of Counsel and Consent, incorporated by reference to Exhibit I(9) of Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(10) Opinion of Counsel and Consent (3).

(11) Opinion of Counsel and Consent (4).

(12) Opinion of Counsel and Consent (5).

(13) Opinion of Counsel and Consent (7).

(14) Opinion of Counsel and Consent (13).

(15) Opinion of Counsel and Consent (15).

(16) Opinion of Counsel and Consent (17).

(17) Opinion of Counsel and Consent (19).

(18) Opinion of Counsel and Consent (23).

(19) Opinion of Counsel and Consent is filed herein as Exhibit I(19).

Exhibit J:

(1) Not Applicable.

(2) Power of Attorney for Richard H. Ayers, Allan W. Blair, Mary E. Boland, R. Alan Hunter, Jr., Robert E. Joyal and F. William Marshall, Jr. (3).

(3) Power of Attorney for Elaine A. Sarsynski (9).

(4) Power of Attorney for Susan B. Sweeney (12).

Exhibit K: Not Applicable.

Exhibit L: Not Applicable.

Exhibit M:

(1) Form of Class A Distribution and Service (Rule 12b-1) Plan for all series of the Trust incorporated by reference to Registrant’s Post-Effective Amendment No. 13 to the Registration Statement filed via EDGAR on June 29, 1999.

(2) Form of Class Y Rule 12b-1 Plans, incorporated by reference as Exhibit M(4) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(3) Form of Class L Rule 12b-1 Plans, incorporated by reference as Exhibit M(5) to Registrant’s Post-Effective Amendment No. 11 to the Registration Statement filed via EDGAR on April 30, 1999.

(4) Form of Class S Rule 12b-1 Plans, incorporated by reference to Exhibit M(4) of Registrant’s Post-Effective Amendment No. 17 to the Registration Statement filed via EDGAR on April 30, 2001.

(5) Form of Class N Rule 12b-1 Plans, incorporated by reference to Exhibit M(5) of Registrant’s Post-Effective Amendment No. 21 to the Registration Statement filed via EDGAR on October 15, 2002.

(6) Form of Class Z Rule 12b-1 Plan (19).

Exhibit N:

Amended and Restated Rule 18f-3 Plan effective as of December 7, 2011, is filed herein as Exhibit N.

Exhibit O: Not Applicable

Exhibit P:

(1) Code of Ethics for Davis Selected Advisers, L.P. (2).

(2) Code of Ethics for Waddell & Reed Investment Management Company (21).

(3) Code of Ethics for MassMutual, MML Distributors, LLC and MassMutual Select Funds (15).

(4) Code of Ethics for Northern Trust Investments, Inc. (2).

(5) Code of Ethics for Delaware Management Company (15).

(6) Code of Ethics for T. Rowe Price Associates, Inc. (21).

(7) Code of Ethics for Pyramis Global Advisors, LLC (22).

(8) Code of Ethics for Harris Associates L.P. is filed herein as Exhibit P(8).

(9) Code of Ethics for Victory Capital Management Inc. (15).

(10) Code of Ethics for Federated Clover Investment Advisors (21).

(11) Code of Ethics for Wellington Management Company, LLP. (18).

(12) Code of Ethics for NFJ Investment Group LLC (16).

(13) Code of Ethics for Sands Capital Management, LLC (21).

(14) Code of Ethics for Western Asset Management Company (15).

(15) Code of Ethics for EARNEST Partners, LLC (21).

(16) Code of Ethics for Eagle Asset Management, Inc. (15).

(17) Code of Ethics for Rainier Investment Management, Inc. (13).

(18) Code of Ethics for Massachusetts Financial Services Company (21).

(19) Code of Ethics for J.P. Morgan Investment Management Inc. (21).

(20) Code of Ethics for The Boston Company Asset Management, LLC (10).

(21) Code of Ethics for Systematic Financial Management, L.P. (12).

(22) Code of Ethics for BlackRock Investment Management, LLC (21).

(23) Code of Ethics for Barrow, Hanley, Mewhinney & Strauss, LLC (21).

(24) Code of Ethics for Brandywine Global Investment Management, LLC (21).

(25) Code of Ethics for Loomis, Sayles & Company, L.P. (21).

(26) Code of Ethics for Pacific Investment Management Company LLC (16).

(27) Code of Ethics for Frontier Capital Management Company, LLC (18).

(1)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 3 to the Registration Statement filed via EDGAR on October 2, 1997.

(2)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 33 to the Registration Statement filed via EDGAR on March 31, 2005.

(3)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 35 to the Registration Statement filed via EDGAR on March 31, 2006.

(4)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 37 to the Registration Statement filed via EDGAR on August 24, 2006.

(5)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 39 to the Registration Statement filed via EDGAR on December 13, 2006.

(6)	Intentionally omitted.

(7)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 43 to the Registration Statement filed via EDGAR on December 17, 2007.

(8)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 44 to the Registration Statement filed via EDGAR on January 25, 2008.

(9)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 45 to the Registration Statement filed via EDGAR on April 1, 2008.

(10)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 46 to the Registration Statement filed via EDGAR on January 26, 2009.

(11)	Intentionally Omitted.

(12)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 48 to the Registration Statement filed via EDGAR on September 17, 2009.

(13)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 49 to the Registration Statement filed via EDGAR on December 1, 2009.

(14)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 50 to the Registration Statement filed via EDGAR on January 15, 2010.

(15)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 51 to the Registration Statement filed via EDGAR on April 1, 2010.

(16)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 52 to the Registration Statement filed via EDGAR on April 16, 2010.

(17)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 53 to the Registration Statement filed via EDGAR on June 30, 2010.

(18)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 54 to the Registration Statement filed via EDGAR on September 16, 2010.

(19)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 55 to the Registration Statement filed via EDGAR on November 15, 2010.

(20)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 56 to the Registration Statement filed via EDGAR on January 31, 2011.

(21)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 57 to the Registration Statement filed via EDGAR on March 17, 2011.

(22)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 58 to the Registration Statement filed via EDGAR on April 1, 2011.

(23)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 60 to the Registration Statement filed via EDGAR on June 20, 2011.

(24)	Incorporated by reference to Registrant’s Post-Effective Amendment No. 62 to the Registration Statement filed via EDGAR on October 7, 2011.

Item 29:	Person Controlled by or Under Common Control with the Fund

At the date of this Post-Effective Amendment to the Registration Statement, Registrant did not, directly or indirectly, control any person. Currently, the Registrant provides a vehicle for the investment of assets of various separate investment accounts established by MassMutual. The assets in such separate accounts are, under state law, assets of the life insurance companies which have established such accounts. Thus, at any time MassMutual and its life insurance company subsidiaries will own such outstanding shares of Registrant’s series as are purchased with separate account assets. As a result, MassMutual will own a substantial number of the shares of Registrant, probably for a number of years. MassMutual owned more than 25% of the outstanding shares of each series of the Trust, other than the MassMutual Select BlackRock Global Allocation Fund, and therefore is deemed to “control” each such series of the Trust within the meaning of the Investment Company Act of 1940 (the “1940 Act”).

The following entities are, or may be deemed to be, controlled by MassMutual through the direct or indirect ownership of such entities’ stock or other ownership interests. In addition, MassMutual may be deemed to control one or more investment pools not listed below and managed or sponsored by MassMutual or its affiliates, through direct or indirect ownership of shares or other interests in such investment pools.

A.	C.M. Life Insurance Company (May 11, 1981), a Connecticut corporation which operates as a life and health insurance company.

1.	MML Bay State Life Insurance Company (April 1, 1935), a Connecticut corporation which operates as a life and health insurance company.

2.	CML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

3.	CML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

4.	CML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

5.	CML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

B.	MML Distributors, LLC (Nov. 10, 1994), a Connecticut limited liability company which operates as a securities broker-dealer. (MassMutual Holding LLC – 1%.)

C.	MassMutual Holding LLC (Nov. 30, 1984), a Delaware limited liability company which operates as a holding company for certain MassMutual entities.

MassMutual Holding LLC is the sole owner of each subsidiary or affiliate unless otherwise indicated.

1.	MML Investors Services, LLC (Dec. 31, 1981), a Massachusetts corporation which operates as a securities broker-dealer and federally covered investment advisor.

a.	MML Insurance Agency, LLC (Nov. 16, 1990), a Massachusetts corporation which operates as an insurance broker.

b.	MMLISI Financial Alliances, LLC, a Delaware limited liability company which operates as a broker-dealer. (MML Investors Services, LLC – 51% and Series Members – 49%.)

c.	MML Plan Solutions, LLC (June 15, 2011), a Delaware limited liability company.

2.	MassMutual Holding MSC, Inc. (Dec. 26, 1996), a Massachusetts corporation which operates as a holding company for MassMutual positions in investment entities organized outside of the United States. This subsidiary qualifies as a “Massachusetts Security Corporation” under Chapter 63 of the Massachusetts General Laws. MassMutual Holding MSC, Inc. is the sole owner of each subsidiary or affiliate unless otherwise indicated.

a.	MassMutual Corporate Value Limited (Aug. 24, 1994), a Cayman Islands corporation which holds a 88.4% ownership interest in MassMutual Corporate Value Partners Limited, another Cayman Islands corporation operating as a high-yield bond fund. (MassMutual Holding MSC, Inc. – 46%.)

1)	MassMutual Corporate Value Partners Ltd. (Aug. 24, 1994), owned 88.4% by MassMutual Corporate Value Limited.

b.	1279342 Ontario Limited (Jan. 29, 1998), a Canadian corporation which operates as the owner of Deerhurst Resort in Huntsville, Ontario, Canada.

3.	Babson Capital Management LLC (July 5, 1940), a Delaware limited liability company which operates as a securities broker-dealer.

a.	Babson Capital Securities LLC (July 1, 1994), a Massachusetts corporation which operates as a securities broker-dealer.

b.	Babson Capital Japan KK, formerly known as MassMutual Investment Management Company (May 28, 2004), a Japanese registered investment adviser.

c.	Babson Capital Asia Limited (May 7, 2009), a Hong Kong company whose sole employee conducts market research for investment opportunities for Babson Capital Management LLC and Massachusetts Mutual Life Insurance Company.

d.	Babson Capital Australia Holding Company Pty Ltd. (October 12, 2009), an operating company that employs five or more mezzanine debt portfolio managers.

1.)	Babson Capital Australia Pty Ltd. (October 16, 2009), an asset manager for Australian institutional investors.

e.	Babson Capital Guernsey Limited, an investment management company organized under the laws of Guernsey.

1.)	Babson Capital Europe Limited, an institutional debt-fund manager organized under the laws of England and Wales.

a.)	Almack Holding Partnership GP Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as a general partner of each of Almack Leveraged 1 LP, Almack Unleveraged 1 LP, Almack Leveraged 2 LP and Almack Unleveraged 2 LP.

b.)	Almack Mezzanine Fund Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, will serve as general partner of Almack Mezzanine Founder LP and Almack Mezzanine I LP.

c.)	Almack Mezzanine Fund II Limited, an English company and wholly-owned subsidiary of Babson Capital Europe Limited, serves as general partner of Almack Mezzanine II Leveraged LP, Almack Mezzanine II Unleveraged LP and Almack Mezzanine Founder II LP.

d.)	Almack Mezzanine GP III Limited, an English company that serves as general partner of Almack Mezzanine Investors III LP, Almack Mezzanine III LP and Almack Mezzanine Carry III LP, all the stock of which is owned by Babson Capital Europe Limited.

e.)	Babson Capital Global Advisors Limited (May 5, 2011), a company organized under the laws of England and Wales that operates as an institutional debt fund manager.

f.	Cornerstone Real Estate Advisers LLC (Jan. 20, 1994), a Delaware limited liability company which operates as an investment adviser.

1.)	Cornerstone Real Estate Advisers Europe Securities B.V. (October 31, 2008), a Dutch company that is a wholly-owned subsidiary of Cornerstone Real Estate Advisers LLC that is applying to become a licensed Dutch investment firm regulated by the Dutch Authority for Financial Markets.

2.)	Cornerstone Real Estate Advisers Inc. (formerly, Babson Capital Management, Inc.), a Delaware corporation that holds a “corporation” real estate license.

3.)	Cornerstone Real Estate UK Holdings Limited (November 13, 2009), a holding company incorporated under the laws of England and Wales.

a.)	Cornerstone Real Estate UK (No. 2) Limited (formerly, Peder Smedvig Protego Limited), a special purpose holding company.

b.)	Cornerstone Real Estate Advisers Europe Finance LLP (formerly, Protego Real Estate Investors Finance LLP), a London-based real estate investment management company.

c.)	Cornerstone Real Estate Advisers Europe LLP (formerly, Protego Real Estate Investors LLP), a London-based real estate investment management company. (50% owned by Cornerstone Real Estate UK Holdings Limited and 50% owned by Cornerstone Real Estate UK (No.2) Limited.)

g.	Wood Creek Capital LLC, a Delaware limited liability company that acts as an investment adviser.

1.)	Wood Creek Index Company, LLC, a Delaware limited liability company that compiles, analyzes and periodically publishes returns data for selected investments.

2.)	Whitney Street Finance, LLC, a Delaware limited liability company that invests in a fund of a Wood Creek Capital LLC affiliate.

h.	Babson Capital Cornerstone Asia Limited (January 23, 2008) a Hong Kong company that is applying to become a Hong Kong licensed investment firm regulated by the Securities and Futures Commission.

4.	Oppenheimer Acquisition Corp. (June 21, 1990), a Delaware corporation which operates as a holding company for the Oppenheimer companies. (MassMutual Holding LLC – 97.395%.)

a.	OppenheimerFunds, Inc. (Oct. 23, 1987), a Colorado corporation which operates as the investment adviser to the Oppenheimer funds. (OppenheimerFunds Services, a division of OppenheimerFunds, Inc., operates as a transfer agent for the Oppenheimer funds.)

1.)	Centennial Asset Management Corporation (May 8, 1987), a Delaware corporation and broker dealer that currently has no operations.

2.)	OppenheimerFunds Distributor, Inc. (July 3, 1978), a New York corporation which operates as a broker-dealer and general distributor of the Oppenheimer funds.

3.)	Oppenheimer Real Asset Management, Inc. (Dec. 22, 1988), a Delaware corporation which is the subadviser to a mutual fund investing in the commodities markets.

4.)	Shareholder Financial Services, Inc. (Nov. 1, 1989), a Colorado corporation which operates as a transfer agent for closed-end funds managed by Oppenheimer and certain closed-end funds managed by MassMutual.

5.)	Shareholder Services, Inc. (Sept. 16, 1987), a Colorado corporation that provides transfer agent services and currently has no clients.

6.)	OFI Private Investments, Inc. (March 20, 2000), is a New York based registered investment adviser which manages separate accounts for investors and also acts as the Program Manager and Investment Manager for several states’ 529 college savings and prepaid tuition plans.

7.)	OFI Institutional Asset Management, Inc. (Nov. 20, 2000), is a New York based registered investment advisor which provides investment supervisory services on a discretionary basis to individual accounts, pension plans, insurance company separate accounts, public funds and corporations for a stated fee.

a.)	Trinity Investment Management Corporation (Nov. 1, 1974), a Pennsylvania corporation which provides portfolio management and equity research services primarily to institutional clients.

b.)	OFI Trust Company (1988), a New York corporation which conducts the business of a trust company.

c.)	HarbourView Asset Management Corporation (April 17, 1986), a New York corporation which operates as an investment adviser.

8.)	OppenheimerFunds International, Ltd. (July 9, 1997), a Dublin-based limited liability company that currently has no operations.

b.	Tremont Group Holdings, Inc. (previously, Tremont Capital Management, Inc.) (June 28, 2001), a New York-based investment services provider which specializes in hedge funds.

1.)	Tremont (Bermuda), Limited, a Bermuda-based investment adviser.

2.)	Tremont Partners, Inc., (1984) a Connecticut corporation that is a registered investment adviser.

3.)	Tremont Capital Management (Ireland) Limited, the manager of an Irish umbrella trust that manages a series of non-US strategy based funds.

4.)	Tremont GP, Inc., a Delaware corporation.

5.)	Settlement Agent LLC, a Delaware limited liability company that acts as an agent.

5.	HYP Management LLC (July 24, 1996), a Delaware limited liability company which operates as the “LLC Manager” of MassMutual High Yield Partners II LLC, a high yield bond fund.

6.	MML Realty Management Corporation (Oct. 14, 1968), a Massachusetts corporation which formerly operated as a manager of properties owned by MassMutual.

7.	MassMutual International LLC (Feb. 19, 1996), a Delaware limited liability company which operates as a holding company for those entities constituting MassMutual’s international insurance operations. MassMutual International LLC is the sole owner of each of the subsidiaries or affiliates listed below unless otherwise indicated.

a.	MassMutual Asia Limited, a corporation organized in Hong Kong which operates as a life insurance company. (Owned 99.99% by MassMutual International LLC and .01% by MassMutual Holding LLC.)

1.)	MassMutual Insurance Consultants Limited, a corporation organized in Hong Kong which operates as a general insurance agent. (MassMutual Asia Limited owns 99.99% and MassMutual Services Limited owns .01%.)

2.)	MassMutual Trustees Limited, a corporation organized in Hong Kong which operates as an approved trustee for the mandatory provident funds. (Owned 20% each by MassMutual Asia Limited, MassMutual Services Limited (in trust for MassMutual Asia Ltd.), MassMutual Guardian Limited (in trust for MassMutual Asia Ltd.), Protective Capital (International) Limited and Keng Puang Tay (in trust for MassMutual Asia Ltd.).)

3.)	Protective Capital (International) Limited, a corporation organized in Hong Kong which is a dormant investment company currently holding 6.38% of MassMutual Life Insurance Company in Japan. (Owned 99.98% by MassMutual Asia Limited, 01% by Ling Sau Lei and .01% by Jones Leung.)

4.)	MassMutual Services Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

5.)	MassMutual Guardian Limited, a corporation organized in Hong Kong which provided policyholders with estate planning services. This company is now inactive. (MassMutual Asia Ltd. – 50%, Protective Capital (International) Limited – 50%.)

6.)	MassMutual Asia Investors Limited, a Hong Kong company that provides investment advisory services.

b.	MassMutual Internacional (Chile) Limitada, a corporation organized in the Republic of Chile which operates as a holding company. (MassMutual International LLC – 79.43%; MassMutual Holding LLC – .07%; 1279342 Ontario Limited – 20.5%.)

1.)	MassMutual (Chile) Limitada (September 13, 2006), a limited liability company organized in the Republic of Chile. (MassMutual Internacional (Chile) Limitada – 99.99 % and MassMutual International LLC .01%.)

a.)	Compañia de Seguros CorpVida S.A., a corporation organized in the Republic of Chile which operates as an insurance company. (MassMutual (Chile) Limitada – 33.49%.)

c.	MassMutual Europe S.A., a corporation organized in the Grand Duchy of Luxembourg which operates as a life insurance company.

d.	MassMutual Life Insurance Company, a Japanese corporation which operates as a life insurance company. (MassMutual International LLC – 89.88%; MassMutual Asia Limited – 10.10%; and MassMutual Life Insurance Company – .02%.)

1.)	Kamakura (GP) Ltd, a Cayman Islands general partnership (MassMutual Life Insurance Company holds 100% of the investment interests).

8.	MassMutual Assignment Company (Oct. 4 2000), a North Carolina corporation which operated a structured settlement business.

9.	MassMutual Baring Holding, LLC (October 14, 2005), a Delaware limited liability company that will act as a holding company for certain MassMutual subsidiaries.

a.	MassMutual Holdings (Bermuda) Limited, a Bermuda company that acts as a holding company for certain MassMutual subsidiaries.

1.)	Baring Asset Management Limited (April 6, 1994), a company incorporated under the laws of England and Wales that acts an investment manager/adviser.

a.)	Baring Fund Managers Limited (October 29, 1968), a company incorporated under the laws of England and Wales that acts as a manager of BAM UK Collective Investment Schemes.

b.)	Baring International Investment Limited (June 7, 1979), a company incorporated under the laws of England and Wales that acts as an investment manager/adviser.

c.)	Baring Pension Trustees Limited, a company organized under the laws of England and Wales that acts as a trustee for the pension scheme covering UK-based employees of Baring Asset Management Limited.

d.)	Baring Investment Services Limited (May 18, 1988), a company incorporated under the laws of England and Wales that acts as a service company which supports all the BAM Group operating companies within the UK.

e.)	Baring International Investment Management Holdings (November 12, 1985), a company incorporated under the laws of England and Wales that acts as an intermediate holding company.

i.	Baring Asset Management UK Holdings Limited (October 25, 1983), a company incorporated under the laws of England and Wales that acts as and intermediate holding company.

aa.	Baring Asset Management GmbH (February 21, 2000), a company incorporated under the laws of Germany that provides marketing and client services regarding investment funds and other asset management products of the BAM group.

bb.	Baring France S.A.S. (July 24, 1997), a company incorporated under the laws of France that handles distribution and client services for qualified investors.

cc.	Baring Asset Management (CI) Limited (July 18, 1990), an investment management company organized under the laws of the Isle of Guernsey.

dd.	Baring International Fund Managers (Ireland) Limited (July 16, 1990), a company incorporated under the laws of Ireland that acts as a manager of BAM Irish Collective Investment Schemes and Funds.

ee.	Baring SICE (Taiwan) Limited (March 15, 1990), a regulated company organized in Taiwan.

ff.	Baring Asset Management (Asia) Holdings Limited (June 7, 1985), an intermediate holding company organized in Hong Kong.

i.	Baring Asset Management (Asia) Limited (March 15, 1985), a company organized in Hong Kong that acts as an investment adviser.

ii.	Baring International Fund Managers (Bermuda) Limited (September 13, 1988), a company incorporated under the laws of Bermuda that acts as a trustee of Baring Korea Trust Fund Ltd.’s undistributed funds.

iii.	Baring Asset Management (Japan) Limited (January 13, 1986), a company organized in Japan that acts as an investment adviser.

iv.	Baring Asset Management (Australia) Pty Limited (June 6, 1986), an investment adviser under the laws of Australia.

gg.	Baring Korea Limited (January 6, 2011), a company incorporated under the laws of Korea that provides supporting services to the Korean distributors in relation to the offshore fund distribution business.

b.	Baring Asset Management LLC (September 28, 1967), a Massachusetts corporation that acts as an investment adviser.

10.	MassMutual Capital Partners LLC (September 20, 2006), a Delaware single-member limited liability company. MassMutual Holding LLC is the sole member.

11.	First Mercantile Trust Company (November 26, 1957), a Tennessee trust company engaged in the business of providing retirement plan investment management and recordkeeping products and services to businesses and individuals.

12.	MassMutual International Holding MSC, Inc., a Massachusetts corporation.

D.	The MassMutual Trust Company (Jan. 12, 2000), a federally chartered stock savings bank which performs trust services.

E.	MML Private Placement Investment Company I, LLC (May 15, 2007), a Delaware limited liability.

F.	MML Private Equity Fund Investor LLC (December 6, 2006), a Delaware limited liability company that acts as a blocker entity for MassMutual and holds private equity fund investments.

G.	MML Mezzanine Investor, LLC (October 18, 2005), a Delaware limited liability company that acts as a blocker entity for MassMutual.

H.	MML Mezzanine Investor II, LLC (March 13, 2008), a Delaware limited liability company that acts as a blocker entity for MassMutual.

I.	MMC Equipment Finance LLC (January 27, 2007), a Delaware limited liability company established to engage primarily in equipment finance and leasing activities.

1.	MassMutual Asset Finance LLC (formerly known as Winmark Equipment Finance, LLC), is an equipment financing company which provides collateralized lending, financing and leasing services nationwide. (Owned 99.61% by MMC Equipment Finance LLC and .39% by C.M. Life Insurance Company.)

a.	Winmark Limited Funding LLC (June 3, 2004), a Delaware limited liability company that acquires equipment loans and leases and the related equipment, participation and other interests in such assets, and then issues non-recourse promissory notes which are secured by such assets (excluding residual interests).

b.	MMAF Equipment Finance LLC 2009-A (November 13, 2009), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

c.	MMAF Equipment Finance LLC 2011-A (June 21, 2011), a Delaware limited liability company that holds a portfolio of rights in equipment loans, equipment leases, related equipment and related rights.

J.	Invicta Advisors LLC (April 12, 2006), a Delaware limited liability company that will serve as the management entity of Invicta Credit LLC.

K.	MML Mezzanine Investor L, LLC (November 5, 2008), a Delaware limited liability company that holds a portion of the investment interests in a mezzanine fund.

L.	MML Re Finance LLC (December 19, 2008), a Delaware limited liability company formed for the purpose of holding interests in actively managed mortgage loans, near foreclosure mortgages and subsequently foreclosed properties.

M.	PL-Apts, LLC (December 18, 2008), a Delaware limited liability company formed for the purpose of owning an apartment complex in Nashville, Tennessee.

N.	CV-APTS, LLC (March 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

O.	WP-SC, LLC (March 10, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure. (MassMutual holds an 81.39% interest and C.M. Life Insurance Company holds an 18.61% interest.)

P.	CB APTS, LLC (April 16, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

Q.	MP-APTS, LLC (April 1, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

R.	MW-APTS, LLC (April 14, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

S.	WW-APTS, LLC (July 9, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

T.	MSP-SC, LLC (August 4, 2009), a Delaware limited liability company formed to take title to a property that was acquired by foreclosure.

U.	Country Club Office Plaza LLC (December 4, 2009), a Delaware limited liability company formed to take title to a property. (MassMutual is the managing member with an 88.06% ownership interest and C.M. Life Insurance Company holds an 11.94% ownership interest.)

V.	MML Mezzanine Investor III, LLC (May 17, 2010), a Delaware limited liability company that acts as a blocker entity for C.M. Life Insurance Company.

W.	MassMutual External Benefits Group LLC (September 23, 2010), a Delaware limited liability company created to satisfy a professional employer organization’s tax reporting needs.

X.	580 Walnut Cincinnati LLC (December 22, 2010), a Delaware limited liability company formed for a Deed in Lieu of Foreclosure transaction relating to a loan. (MassMutual holds 50% ownership interest.)

Y.	Jefferies Finance LLC (July 26, 2004), a Delaware commercial finance company lending secured and unsecured loans to middle market and growing companies. (MassMutual Holding LLC holds 45% ownership interest; Babson Capital Management LLC holds 5% ownership interest; and Jefferies Group, Inc. holds 50% ownership interest.)

Item 30:	Indemnification

Article VIII of Registrant’s Agreement and Declaration of Trust provides for the indemnification of Registrant’s Trustees and officers. Registrant undertakes to apply the indemnification provisions of its Agreement and Declaration of Trust in a manner consistent with Securities and Exchange Commission Release No. IC-11330 so long as the interpretation of Section 17(h) and 17(i) of the Investment Company Act of 1940 (the “1940 Act”) set forth in such Release shall remain in effect and be consistently applied.

Trustees and officers of Registrant are also indemnified by MassMutual pursuant to its by-laws which apply to subsidiaries, including Registrant. No indemnification is provided with respect to any liability to any entity which is registered as an investment company under the 1940 Act or to the security holders thereof, where the basis for such liability is willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of office.

MassMutual’s directors’ and officers’ liability insurance program, which covers Registrant’s Trustees and officers, consist of two distinct coverages. The first coverage reimburses MassMutual, subject to specified limitations, for amounts which MassMutual is legally obligated to pay out under its indemnification by-law, discussed above. The second coverage directly protects a Trustee or officer of Registrant against liability from shareholder derivative and similar lawsuits which are indemnifiable under the law. There are, however, specific acts giving rise to liability which are excluded from this coverage. For example, no Trustee or officer is insured against personal liability for libel or slander, acts of deliberate dishonesty, fines or penalties, illegal personal profit or advantage at the expense of Registrant or its shareholders, violation of employee benefit plans, regulatory statutes, and similar acts which would traditionally run contrary to public policy and hence reimbursement by insurance.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 (the “1933 Act”) may be permitted to trustees, officers and controlling persons of Registrant pursuant to the foregoing provisions, or otherwise, Registrant has been advised that in the opinion of the Securities and Exchange Commission such indemnification is against public policy as expressed in the 1933 Act, and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by Registrant of expenses incurred or paid by a Trustee, officer or controlling person of Registrant in the successful defense of any action, suit or proceeding) is asserted by such Trustee, officer or controlling person in connection with the securities being registered, Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the 1933 Act and will be governed by the final adjudication of such issue.

Item 31:	Business and Other Connections of the Investment Adviser

a. The Investment Adviser

MassMutual is the investment adviser for the Registrant. MassMutual is a mutual life insurance company organized as a Massachusetts corporation, which was originally chartered in 1851. As a mutual life insurance company, MassMutual has no shareholders. MassMutual’s primary business is ordinary life insurance. It also provides, directly or through its subsidiaries, a wide range of annuity and disability products, and pension and pension-related products and services, as well as investment services to individuals, and corporations and other institutions, in all 50 states of the United States and the District of Columbia. MassMutual is also licensed to transact business in Puerto Rico, and six provinces of Canada, but has no export sales. Effective February 29, 1996, Connecticut Mutual Life Insurance Company merged into MassMutual. MassMutual’s principal lines of business are (i) the Individual Products business and Annuities business, which provide life insurance including variable and universal life insurance, annuities and disability income insurance to individuals and small businesses; (ii) Retirement Services, which provides group pension investment products and administrative services, primarily to sponsors of tax qualified retirement plans; and (iii) MassMutual International.

The directors and executive vice presidents of MassMutual, which is located at 1295 State Street, Springfield, Massachusetts, 01111-0001, their positions with MassMutual, and their other principal business affiliations and business experience for the past two years are as follows:

Directors

THOMAS C. BARRY, Director (since 2007), Chairman, Investment Committee and Member, Audit and Executive Committees

Founder and Chief Executive Officer (since 1993), Zephyr Management, L.P., 320 Park Avenue, New York, New York 10022; Director, African Capital Alliance, Ltd., Lagos, Nigeria; Member, Council on Foreign Relations, New York, New York; Director, The European Institute of Business Administration (INSEAD), Fontainebleau, France; Director, Harvard Business School Alumni Association, Cambridge, Massachusetts; Trustee, The Hotchkiss School, Lakeville, Connecticut; Advisory Board President, IMEF (INSEAD’s Charitable Foundation), Fontainebleau, France; Dean’s Council, The John F. Kennedy School of Government, Harvard University, Cambridge, Massachusetts; Board, South African Capital Growth Fund; Chairman, Summer Search, New York, New York; Director, TechnoServe, Norwalk, Connecticut; Director, Trickle Up, New York, New York; Trustee, University School, Cleveland, Ohio; and Member, Yale University President’s Council on International Affairs, New Haven, Connecticut.

CRISTÓBAL I. CONDE, Director (since 2011) and Member, Audit and Human Resources Committees

Former President and CEO of SunGard Data Systems Inc. (2002-2011), Chief Operating Officer (1999-2002), head of the Trading Systems Division (1990-1999), Director (since 1999); and Co-founder of Devon Systems International, Inc. (acquired by SunGard in 1987).

KATHLEEN A. CORBET, Director (since 2008) and Member, Audit, Investment and Operations Committees

Founder and Principal, Cross Ridge Capital, LLC, New Canaan, Connecticut; Former President (2004-2007), Standard & Poor’s, New York, New York; Trustee Associate, Former Trustee and Chair, Committee on University Advancement and Former Member, Nominations and Governance Committee, Boston College, Chestnut Hill, Massachusetts 02467; Former Member, Dean’s Executive Advisory Board, New York University Stern School of Business, New York, New York 10012; Member, New Canaan Board of Finance, New Canaan, Connecticut; Former Treasurer, League of Women Voters of New Canaan (Not for profit), New Canaan, Connecticut; and Member, Investment Committee, New York Community Trust (Not for profit).

ROGER W. CRANDALL, Chairman (since 2010), Director (since 2008), Chairman, Executive Committee and Member, Corporate Governance (non-voting member), Investment and Operations Committees

JAMES H. DeGRAFFENREIDT, JR., Director (since 2002), Chairman, Corporate Governance Committee and Member, Executive and Human Resources Committees

Retired, Chairman and Chief Executive Officer (1998-2009), Director (2001-2009), WGL Holdings, Inc., Washington, D.C., parent company of Washington Gas Light Company (public utility holding company), 101 Constitution Avenue, NW, Washington, D.C., 20080; Chairman and Chief Executive Officer (1998-2009), Director (1994-2009), Washington Gas Light Company, Washington, D.C.; Chairman (since 2007) and Director (since 1998), American Gas Association, Washington, D.C.; Director (since 1996), Harbor Bankshares Corporation (Holding Company), Baltimore, Maryland; Director (1998-2006), MedStar Health, Columbia, Maryland; Co-Chairman of the Board (2004-2006) and Director (since 1998), Alliance to Save Energy, Washington, D.C.; Director (current), Vectren Corporation; Trustee (since 1999), Federal City Council, Washington, D.C.; Trustee (since 1995), Maryland Science Center, Baltimore, Maryland; Trustee (since 1999), Walters Art Museum, Baltimore, Maryland; and President (current), Maryland State Board of Education.

PATRICIA DIAZ DENNIS, Director (since 1996) and Chairperson, Human Resources Committee and Member, Corporate Governance and Executive Committees

Retired, Senior Vice President and Assistant General Counsel (2005-2008), AT&T Services, Inc. (formerly SBC Services, Inc.), San Antonio, Texas; Chair of the National Board of Directors (2005-2008), Girl Scouts of the U.S.A.; Director (2005-2006), CarrAmerica NYSE; Director (since 2001), UST-NYSE; Trustee (since 2003), NHP Foundation (non-profit); and Director (since 2006), Matt Foundation, Inc.

ROBERT A. ESSNER, Lead Director (since 2009), Director (since 2002) and Member, Corporate Governance, Human Resources, Executive and Operations Committees

Retired, Chairman (2008), Chairman and Chief Executive Officer (2006-2007), Chairman, President and Chief Executive Officer (2003-2006) and Director (1997-2008), Wyeth, 5 Giralda Farms, Madison, New Jersey 07940; and Trustee (since 2002), PennMedicine (the entity governing the University of Pennsylvania School of Medicine and the University of Pennsylvania Health System).

ROBERT M. FUREK, Director (since 1996), Chairman, Operations Committee and Member, Corporate Governance and Executive Committees

Partner (1997-2010), Resolute Partners LLC (private merchant bank); Chairman and Chief Executive Officer (since 2003), Catelectric Corp.; Director, ConnCan (non-profit) (current); Director, Island Country Club Charitable Foundation (non-profit) (current); and Trustee, Chair of the Development Committee (1997-2006), Kingswood-Oxford School.

RAYMOND W. LeBOEUF, Director (since 2008), Chairman, Audit Committee and Member, Executive, Human Resources and Operations Committees

Retired, Chairman and Chief Executive Officer (1997-2005), PPG Industries, Inc., Pittsburgh, Pennsylvania; Director (since 2000) and Member, Audit and Compensation Committees, ITT Corp.; and Director (since 1997), Chairman, Audit Committee and Member, Compensation Committee, Praxair.

CATHY E. MINEHAN, Director (since 2009) and Member, Audit, Investment and Operations Committees

Dean (since 2011), Simmons College School of Management; Managing Director, Arlington Advisory Partners, Boston, Massachusetts; President and Chief Executive Officer (1994-2007), Retired, Federal Reserve Bank of Boston; member of the boards of Visa, Inc.; Becton; Dickinson and Co.; Massachusetts General Hospital; and the University of Rochester.

MARC F. RACICOT, Director (since 2001) and Member, Corporate Governance and Human Resources Committees

Former President and Chief Executive Officer (2005-2009), American Insurance Association, 1130 Connecticut Avenue, NW, Suite 1000, Washington, D.C., 20036; Director (since 2001), Burlington Northern Santa Fe Railway Company; Chairman (1999-2007) and Member (1993-2007), Jobs for America’s Graduates; Director (2005-2006), Allied Capital Corporation; and Director (2001-2006), Siebel Systems.

WILLIAM T. SPITZ, Director (since 2007) and Member, Corporate Governance and Investment Committees

Vice Chancellor for Investments Emeritus (1997-2007) and Vice Chancellor and Chief Investment Officer (1985-2007), Vanderbilt University, 2100 West End Avenue, Nashville, Tennessee 37203; Co-Founder, Director and Principal (since 1995), Diversified Trust Company; Director (since 2007), Acadia Realty Trust; Director (since 2007), Cambium Global Timberland Ltd.; and Member, Bessemer Trust Company.

H. TODD STITZER, Director (since 2011) and Member, Audit and Investment Committees

Former CEO of Cadbury PLC (2003-2010), Deputy CEO from (2002-2003), Chief Strategy Officer (2000-2002); President and CEO of Dr. Pepper/Seven Up Inc., (1997-2000), and Executive Director (March 2000-2010); Director, Diageo PLC; member, Advisory Committee of Virgin Group Holdings LLC; and member, Advisory Board of Hamlin Capital Management LLC.

Executive Officer

ROGER W. CRANDALL, Chairman, President and Chief Executive Officer and Director

Chairman (since December 2010), Chief Executive Officer (since January 2010), President (since December 2008), Chief Operating Officer (December 2008-December 2009), Director (since December 2008), Executive Vice President, Chief Investment Officer and Co-Chief Operating Officer (July 2007-December 2008), Executive Vice President and Chief Investment Officer (June 2005-July 2007) and Member of the Office of the CEO (June 2005-2008), MassMutual; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), C.M. Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), President (since 2008) and Executive Vice President-Investments (2005-2008), MML Bay State Life Insurance Company; Chairman, Director and Chief Executive Officer (since 2010), MassMutual Holding LLC; Chairman (since January 2010), Director (since 2005) and Chairman, Compensation Committee, Oppenheimer Acquisition Corp.; Director (since 2006) and Chairman, Compensation Committee, MassMutual International LLC; Director and Vice President (since 2005), MassMutual Holdings (Bermuda) Limited; President (since 2005) and Director (2005-2008), MassMutual Holding MSC, Inc.; Non-Executive Director (since 2005), Baring Asset Management Limited; Director (2004-2009) and Executive Committee Member (2005-2009), MML Assurance, Inc.; President (2006-2007), Chief Executive Officer (2005-2008), Chairman (2005-2008), Member of the Board of Managers (2003-2008), Managing Director (2000-2008) and Member, Senior Compensation Committee, Babson Capital Management LLC; Director (2004-2008), Babson Capital Europe Limited; Chairman (2005-2008) and Trustee (2003-2008),

MassMutual Corporate Investors; Chairman (2005-2008) and Trustee (2003-2008), MassMutual Participation Investors; Chairman (2005-2008) and Trustee (2003-2008), MMCI Subsidiary Trust; Chairman (2005-2008) and Trustee (2003-2008), MMPI Subsidiary Trust; Director (2005-2008), Babson Capital Japan KK; Chairman and Director (2005-2008), Cornerstone Real Estate Advisers LLC; Director (2003-2008), MassMutual Corporate Value Limited; Director (2003-2008), MassMutual Corporate Value Partners Limited; President (2003-2008), Director (1996-2006) and Member of the Advisory Board (2003-2008), HYP Management LLC; President (1998-2006), MassMutual/Darby CBO IM, Inc.; Director (1996-2008) and Senior Vice President (2003-2008), MMHC Investment LLC; Director (2004-2008), Jefferies Finance LLC; Director (1999-2008), SAAR Holdings CDO Limited; and Member of Advisory Board (2004-2008), MassMutual High Yield Partners II, LLC; and Director (since 2009), OppenheimerFunds, Inc.

Executive Vice Presidents

ROBERT CASALE, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (2009-2010), Chief Information Officer and Head of Enterprise Technology Organization (since 2008), Corporate Vice President (2007-2009), Vice President (2006-2007), Assistant Vice President (2005-2006), MassMutual; Board Member (since 2009), United Way of Pioneer Valley.

M. TIMOTHY CORBETT, Executive Vice President and Chief Investment Officer

Executive Vice President and Chief Investment Officer (since May 2011), MassMutual; Chief Investment Officer and Head of the Pension Fund Management Division of the Office of the State Treasurer, Connecticut Retirement Plans and Trust Funds (August 2009-May 2011), State of Connecticut; Head of Fixed Income (July 2008-April 2009), McMorgan & Company, San Francisco, California; Managing Director and Head of Asset Management (2002-July 2008), Hartford Investment Management Company, Hartford, Connecticut; Head of Portfolio Management, Investment Management (1996-2002), Aetna, Inc., Hartford, Connecticut; Chartered Financial Analyst; Fellow of the Society of Actuaries; President Elect of the Board of Governors (2011) and Chairman (since 2007), Finance and Audit Committee, Hill-Stead Museum; Director (since 2009) and Chairman (since 2010), Audit Committee, YMCA of Greater Hartford; and Member of Advisory Board (2000-2002; 2005-2008), Institutional Investor’s Fixed Income Forum.

MICHAEL R. FANNING, Executive Vice President and Head of U.S. Insurance Group

Executive Vice President and Head of U.S. Insurance Group (since December 2008), Senior Vice President and Chief Operating Officer, U.S. Insurance Group (2006-December 2008), MassMutual; Director (since 2009), C.M. Life Insurance Company; Director (since 2009), MML Bay State Life Insurance Company; Chairman (since 2007), Chief Executive Officer (since December 2008), President (2007-2008) and Member (since 2008) Audit and Executive Committees, MML Investors Services, LLC; Member Representative, MassMutual (since 2009), Member Representative, MassMutual Holding LLC (since 2009), and Insurance Operations Superviser (since 2010), MML Distributors, LLC; Director (since 2007), MML Insurance Agency, Inc.; and Vice President, Individual Business (1998-2006), MetLife, Inc.

DEBRA A. PALERMINO, Executive Vice President

Executive Vice President (since April 2010), Senior Vice President (September 2007-March 2010), Corporate Vice President (February 2006-September 2007), MassMutual; Committee Member, Women’s Amateur Public Links Committee (January 2004-November 2009), U.S. Golf Association; President, Board of Directors (January 2005-January 2007), YWCA of Greater Hartford; Senior Vice President, Board of Directors (October 2004-October 2006), CT Women’s Golf Association.

MARK D. ROELLIG, Executive Vice President and General Counsel

Executive Vice President and General Counsel (since December 2005), Executive Vice President, General Counsel and Secretary (July 2008-March 2009), MassMutual; Director (since 2008), Executive Vice President and General Counsel (since 2008), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and General Counsel (since 2008), MML Bay State Life Insurance Company; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Associate Secretary (since 2009), MassMutual Holding LLC; Director (since 2006), MassMutual Holding MSC, Inc.; Director (since 2006), MML Financial, LLC; and Director (since 2006), Oppenheimer Acquisition Corp.

MICHAEL T. ROLLINGS, Executive Vice President and Chief Financial Officer

Executive Vice President and Chief Financial Officer (since 2006), Senior Vice President (2004-2006) and Deputy Chief Financial Officer (2004-2006), MassMutual; Member of the Board of Managers and Chairman, Audit Committee, Babson Capital Management LLC; Director (since 2008), Executive Vice President (since 2003), MassMutual Holding LLC; Director (since 2004) and Member (since 2005), Audit, Compensation and Executive Committees, MML Assurance, Inc.; Manager (since 2004), MML Financial, LLC; Manager (since 2004), MML Investment Products, LLC; Director (since 2005), Tremont Group Holdings, Inc. (formerly known as Tremont Capital Management, Inc.); Director (since 2006) and Member (since 2007), Audit Committee, MML Investors Services, LLC; Director (2006-2008), MMHC Investment LLC; Director (since 2005) and Member, Executive Committee, MassMutual Asia Limited; Director (since 2005), MassMutual Holdings (Bermuda) Limited; Director (since 2005), and Member, Audit Committee, Oppenheimer Acquisition Corp.; Director (since 2006) and Member, Audit Committee, Cornerstone Real Estate Advisers LLC; Chairman and Chief Executive Officer (since 2009) and Director (since 2006), MassMutual Capital Partners LLC; President (since 2009) and Director (since 2006), MassMutual International Holding MSC, Inc.; President (since 2007) and Director (since 2006), 9048-5434 Quebec Inc.; Director (since 2006) and Member, Audit Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Assignment Company; Director (2006-2008), MassMutual Benefits Management, Inc; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), C.M. Life Insurance Company; Director (since 2008), Executive Vice President and Chief Financial Officer (since 2006), MML Bay State Life Insurance Company; Non-Executive Director (since 2007), Baring Asset Management Limited; Director (since 2009), OppenheimerFunds, Inc.; and Director (since 2010) and Member, Executive and Audit Committees, The MassMutual Trust Company, FSB.

ELAINE A. SARSYNSKI, Executive Vice President

Executive Vice President (Retirement Services Division) (since February 2008), Executive Vice President and Chief Administrative Officer (June 2005-February 2008), Senior Vice President and Chief Administrative Officer, Community Relations, Corporate Communications, Corporate Human Resources and Corporate Services (September 2005-June 2006), MassMutual; Chairman (since September 2008), Chief Executive Officer (since 2006), President (July 2006-September 2008) and Member, Compensation Committee, MassMutual International LLC; Director (since 2006), HYP Management LLC; Director (since 2006), MassMutual Asia Limited; Director (since 2006), MassMutual Assignment Company; Chairman and Director (since 2006), MassMutual Europe, S.A.; Director (since 2007), MassMutual Global Wealth Management Limited; Chairman and Chief Executive Officer (since 2010), MassMutual International Holding MSC, Inc.; Director (since 2006), MassMutual Life Insurance Company (Japan); Chief Executive Officer, President and Springfield OSJ Supervisor (since 2009), MML Distributors, LLC; Director (since 2008), MassMutual Holding LLC; Retirement Services Superviser (since 2009), Director (since 2005), Member (since 2005), Executive Committee and Member (since 2006), Audit Committee, MML Investors Services, LLC; and Director (since 2006), MassMutual Mercuries Life Insurance Company.

ELIZABETH A. WARD, Executive Vice President and Chief Enterprise Risk Officer

Executive Vice President (since 2011), Chief Enterprise Risk Officer (since 2007), and member of MassMutual’s Executive Leadership Team (since 2009), MassMutual; Director (since 2010) and Member (since 2010), Investment Committee, The MassMutual Trust Company, FSB; Director (since 2009), MassMutual International LLC; Director (since 2009), Oppenheimer Acquisition Corp.; and Director (since 2009), OppenheimerFunds, Inc.

b. The Investment Subadvisers:

BARROW, HANLEY, MEWHINNEY & STRAUSS, LLC (“BHMS”)

Officers of BHMS

James Barrow, President, Secretary, Treasurer, Executive Director

Ray Nixon, Executive Director

Board of Managers of BHMS

James Barrow, Executive Director,

Ray Nixon, Executive Director

James Mikolaichik, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

Linda Gibson, Member, Old Mutual (U.S.) Holdings, Inc. (Parent Company)

JAMES P. BARROW

Executive Director, Large Cap and Mid Cap Value Equity Portfolio Manager

During Mr. Barrow’s 49-year investment career, he has worked as a securities analyst and portfolio manager for several major institutions including Citizens & Southern Bank of South Carolina, Atlantic Richfield, and Reliance Insurance. In 1973 he joined Republic National Bank of Dallas as a portfolio manager, where he worked with Tim Hanley and John Strauss. He later was placed in charge of the Employee Benefit Portfolio Group and was a member of the Trust Investment Committee until the founding of Barrow, Hanley, Mewhinney & Strauss in 1979. He graduated from the University of South Carolina with a BS.

RAY NIXON, JR.

Executive Director, Large Cap Value Equity Portfolio Manager

Mr. Nixon joined BHMS in June 1994 from Smith Barney, Inc., where he was a member of the firm’s Investment Policy Committee and served as their lead institutional stockbroker for the Southwest. During his 34-year investment career, he also served as a research analyst for the Teacher Retirement System of Texas. Mr. Nixon is a member of the Board of the Presbyterian Healthcare Foundation, the Board of the Salvation Army, and the Strategic Advisory Board of the CFA Society of Dallas-Fort Worth. He holds a BA and an MBA from the University of Texas.

BLACKROCK INVESTMENT MANAGEMENT, LLC (“BLACKROCK”)

Name and Position with BlackRock	Other Company	Position with Other Company
Ann Marie Petach, Chief Financial Officer and Senior Managing Director	BAA Holdings, LLC, Wilmington, DE	Chief Financial Officer, Senior Managing Director, and Director

	BlackRock, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Cayco Limited, Grand Cayman, Cayman Islands	Director

	BlackRock Cayman Company, Georgetown, Grand Cayman, Cayman Islands	Director

	BlackRock Cayman Finco Limited, Grand Cayman, Cayman Islands	Director

	BlackRock Corporation US Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Delaware Holdings Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Finco, LLC, Wilmington, DE	Director

	BlackRock Fund Advisors San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Financial Officer, Senior Managing Director and Director

	BlackRock Growth Partners, Inc. San Francisco, CA	Chief Financial Officer and Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Holdco 4, LLC, Wilmington, DE	Director

	BlackRock Holdco 6, LLC, Wilmington, DE	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Financial Officer and Senior Managing Director

	BlackRock Institutional Trust Company, National Association,	Director

San Francisco, CA

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydney, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Chief Financial Officer and Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Chief Financial Officer and Senior Managing Director

	BlackRock UK 1 LP, London, England	Chief Financial Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Financial Officer and Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Financial Officer and Senior Managing Director

Robert P. Connolly, General Counsel, Senior Managing Director and Secretary	BAA Holdings, LLC, Wilmington, DE	General Counsel, Managing Director and Secretary

	BlackRock, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Advisors, LLC, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Advisors Holdings, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Capital Holdings, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Capital Management, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Corporation US Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Delaware Holdings Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Execution Services, San Francisco, CA	General Counsel and Secretary

	BlackRock Financial Management, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Fund Advisors San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Fund Distribution Company, San Francisco, CA	General Counsel and Secretary

	BlackRock Funding, Inc., Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Funding International, Ltd., Cayman Islands	General Counsel, Senior Managing Director and Secretary

	BlackRock Growth Partners, Inc. San Francisco, CA	General Counsel, Senior Managing Director and Secretary

	BlackRock Holdco 2, Inc. Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Institutional Management Corporation, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock International Holdings, Inc., New York, NY	General Counsel, Senior Managing Director and Secretary

	BlackRock Investment Management, LLC Plainsboro, NJ	General Counsel, Senior Managing Director and Secretary

	BlackRock Investments, LLC, Wilmington, DE	General Counsel, Senior Managing Director and Secretary

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	General Counsel, Senior Managing Director and Secretary

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	General Counsel, Senior Managing Director and Secretary

	BlackRock UK 1 LP, London, England	General Counsel, Senior Managing Director and Secretary

	State Street Research & Management Company, Boston, MA	General Counsel, Senior Managing Director and Secretary

	SSRM Holdings, Inc., Boston, MA	General Counsel, Senior Managing Director and Secretary

Laurence D. Fink, Chief Executive Officer	BAA Holdings, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Executive Officer and Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	Chief Executive Officer

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Chairman and Director

	BlackRock Corporation US, Inc., San Francisco, CA	Chairman, Chief Executive Officer, and Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chairman, Chief Executive Officer, and Director

	BlackRock Execution Services, San Francisco, CA	Chairman and Director

	BlackRock Financial Management, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Executive Officer and Director

	BlackRock Fund Distribution Company, San Francisco, CA	Chairman and Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Executive Officer and Director

	BlackRock Funding International, Ltd., Cayman Islands	Chief Executive Officer and Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Executive Officer and Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Chief Executive Officer

	BlackRock HPB Management, LLC, New York, NY	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Executive Officer and Director

	BlackRock International Holdings, Inc., New York, NY	Chief Executive Officer and Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Executive Officer

	BlackRock Investments, LLC, Wilmington, DE	Chairman, Board of Managers

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	State Street Research & Management Company, Boston, MA	Chief Executive Officer and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	Chief Executive Officer and Director

Robert S. Kapito, President	BAA Holdings, LLC, Wilmington, DE	President and Director

	BlackRock, Inc., New York, NY	President and Director

	BlackRock Advisors, LLC, Wilmington, DE	President and Director

	BlackRock Advisors Holdings, Inc., New York, NY	President and Director

	BlackRock Advisors Singapore Pte. Ltd., Singapore	President

	BlackRock Capital Holdings, Inc., Wilmington, DE	President and Director

	BlackRock Capital Management, Inc., Wilmington, DE	President and Director

	BlackRock Capital Markets, LLC, Wilmington, DE	Director

	BlackRock Corporation US, Inc., San Francisco, CA	President and Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	President and Director

	BlackRock Execution Services, San Francisco, CA	Director

	BlackRock Financial Management, Inc., New York, NY	President and Director

	BlackRock Fund Advisors, San Francisco, CA	President and Director

	BlackRock Fund Distribution Company, San Francisco, CA	Director

	BlackRock Funding, Inc., Wilmington, DE	President and Director

	BlackRock Funding International, Ltd., Cayman Islands	President and Director

	BlackRock Growth Partners, Inc., San Francisco, CA	President and Director

	BlackRock Holdco 2, Inc. Wilmington, DE	President

	BlackRock Institutional Management Corporation, Wilmington, DE	President and Director

	BlackRock International Holdings, Inc., New York, NY	President and Director

	BlackRock Investment Management, LLC Plainsboro, NJ	President

	BlackRock Investments, LLC, Wilmington, DE	Director - Board of Managers

	Carbon Capital III, Inc. New York, NY	Director

	State Street Research & Management Company, Boston, MA	President and Director

	State Street Research Investment Services, Inc., Boston, MA	Director

	SSRM Holdings, Inc., Boston, MA	President and Director

Paul Audet, Senior Managing Director	BAA Holdings, LLC, Wilmington, DE	Senior Managing Director

	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Realty Advisors, Inc., San Francisco, CA	Chief Executive Officer, Senior Managing Director, and Director

	BlackRock UK 1 LP, London, England	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Charles Hallac, Chief Operating Officer and Senior Managing Director	BlackRock, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Chief Operating Officer and Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Operating Officer and Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock India Private Ltd., Mumbai, India	Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Chief Operating Officer and Senior Managing Director

	BlackRock Institutional Trust Company, National Association, San Francisco, CA	Chief Executive Officer, President and Director

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydney, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Chief Operating Officer and Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Operating Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Operating Officer and Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Chief Operating Officer and Senior Managing Director

Barbara Novick, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd., Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Peter Fisher, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors Singapore Pte. Limited, Singapore	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Susan Wagner, Vice Chairman	BAA Holdings, LLC, Wilmington, DE	Vice Chairman and Director

	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

	BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Capital Holdings, Inc., Wilmington, DE	Vice Chairman

	BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

	BlackRock Corporation US, Inc., San Francisco, CA	Vice Chairman

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Vice Chairman

	BlackRock Financial Management, Inc., New York, NY	Vice Chairman

	BlackRock Fund Advisors, San Francisco, CA	Vice Chairman

	BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

	BlackRock Funding International, Ltd. Cayman Islands	Vice Chairman

	BlackRock Growth Partners, Inc., San Francisco, CA	Vice Chairman

	BlackRock Holdco 2, Inc. Wilmington, DE	Vice Chairman

	BlackRock Institutional Management Corporation, Wilmington, DE	Vice Chairman

	BlackRock Institutional Trust Company, National Association, San Francisco, CA	Director

	BlackRock Institutional Trust Company, N.A. - London Branch, London, England	Director

	BlackRock Institutional Trust Company, N.A. - Sydney Branch, Sydeny, Australia	Director

	BlackRock International Holdings, Inc., New York, NY	Vice Chairman

	BlackRock Investment Management, LLC Plainsboro, NJ	Vice Chairman

	BlackRock Mortgage Ventures, LLC Wilmington, DE	Director

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	State Street Research & Management Company, Boston, MA	Vice Chairman

	SSRM Holdings, Inc., Boston, MA	Vice Chairman

Robert Doll, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	Portfolio Administration & Management Ltd., Cayman Islands	Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Robert Fairbairn, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

	BlackRock Institutional Management Corporation, Wilmington, DE	Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

	BlackRock Lux Finco S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock Operations (Luxembourg) S.a r.l., Luxembourg, Luxembourg	Senior Managing Director

	BlackRock UK 1 LP, London, England	Senior Managing Director

	State Street Research & Management Company, Boston, MA	Senior Managing Director

	SSRM Holdings, Inc., Boston, MA	Senior Managing Director

Bennett Golub, Chief Risk Officer and Senior Managing Director	BlackRock, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Corporation US, Inc., San Fancisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Delaware Holdings, Inc., San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Financial Management, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Chief Risk Officer and Senior Managing Director

	BlackRock Growth Partners, Inc., San Francisco, CA	Chief Risk Officer and Senior Managing Director

	BlackRock Institutional Management Corporation Wilmington, DE	Chief Risk Officer and Senior Managing Director

	BlackRock International Holdings, Inc., New York, NY	Chief Risk Officer and Senior Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Chief Risk Officer and Senior Managing Director

	SSRM Holdings, Inc. Boston, MA	Chief Risk Officer and Senior Managing Director

	State Street Research & Management Company, Boston, MA	Chief Risk Officer and Senior Managing Director

Richard Kushel, Senior Managing Director	BlackRock, Inc., New York, NY	Senior Managing Director

BlackRock Advisors, LLC, Wilmington, DE	Senior Managing Director

BlackRock Advisors Holdings, Inc., New York, NY	Senior Managing Director

BlackRock Asset Management Deutschland AG, Munich, Germany	Chairman and Director

BlackRock Capital Holdings, Inc., Wilmington, DE	Senior Managing Director

BlackRock Capital Management, Inc., Wilmington, DE	Senior Managing Director

BlackRock Corporation US, Inc., San Fancisco, CA	Senior Managing Director

BlackRock Delaware Holdings, Inc., San Francisco, CA	Senior Managing Director

BlackRock Financial Management, Inc., New York, NY	Senior Managing Director

BlackRock Fund Advisors, San Francisco, CA	Senior Managing Director

BlackRock Funding, Inc., Wilmington, DE	Senior Managing Director

BlackRock Growth Partners, Inc., San Francisco, CA	Senior Managing Director

BlackRock Holdco 2, Inc. Wilmington, DE	Senior Managing Director

BlackRock Holdco 5, LLC, Wilmington, DE	Director

BlackRock Investment Management, LLC Plainsboro, NJ	Senior Managing Director

BlackRock Institutional Management Corporation Wilmington, DE	Senior Managing Director

BlackRock International Holdings, Inc., New York, NY	Senior Managing Director

SSRM Holdings, Inc. Boston, MA	Vice Chairman

State Street Research & Management Company, Boston, MA	Vice Chairman

BlackRock Asset Management UK Limited, London, England	Chairman and Director

BlackRock Group Limited, London, England	Chairman and Director

BlackRock International Limited, Edinburgh, Scotland	Chairman and Director

BlackRock Investment Management International Limited, London, England	Chairman and Director

BlackRock Investment Management (UK) Limited, London, England	Chairman and Director

	DSP BlackRock Investment Managers Private Limited, Mumbai, India	Director

	PSN Pty Ltd., Melbourne, Australia	Director

Amy Engel, Treasurer and Managing Director	BlackRock, Inc., New York, NY	Treasurer and Managing Director

	BAA Holdings, LLC, Wilmington, DE	Treasurer and Managing Director

	BlackRock Advisors, LLC, Wilmington, DE	Treasurer and Managing Director

	BlackRock Advisors Holdings, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Capital Holdings, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Capital Management, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Corporation US Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Delware Holdings Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Financial Management, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Fund Advisors, San Francisco, CA	Treasurer and Managing Director

	BlackRock Funding International, Ltd. Cayman Islands	Treasurer and Managing Director

	BlackRock Funding, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Growth Partners, Inc. San Francisco, CA	Treasurer and Managing Director

	BlackRock Holdco 2, Inc., Wilmington, DE	Treasurer and Managing Director

	BlackRock Institutional Management Corporation Wilmington, DE	Treasurer and Managing Director

	BlackRock International Holdings, Inc., New York, NY	Treasurer and Managing Director

	BlackRock Investment Management, LLC Plainsboro, NJ	Treasurer and Managing Director

	SSRM Holdings, Inc. Boston, MA	Treasurer and Managing Director

	State Street Research & Management Company, Boston, MA	Treasurer and Managing Director

Kendrick Wilson, Vice Chairman	BlackRock, Inc., New York, NY	Vice Chairman

	BlackRock Advisors, LLC, Wilmington, DE	Vice Chairman

BlackRock Advisors Holdings, Inc., New York, NY	Vice Chairman

BlackRock Capital Holdings, Inc., Wilmington, DE	Vice Chairman

BlackRock Capital Management, Inc., Wilmington, DE	Vice Chairman

BlackRock Corporation US, Inc., San Fancisco, CA	Vice Chairman

BlackRock Delaware Holdings, Inc., San Francisco, CA	Vice Chairman

BlackRock Financial Management, Inc., New York, NY	Vice Chairman

BlackRock Fund Advisors, San Francisco, CA	Vice Chairman

BlackRock Funding, Inc., Wilmington, DE	Vice Chairman

BlackRock Funding International, Ltd., Cayman Islands	Vice Chairman

BlackRock Growth Partners, Inc., San Francisco, CA	Vice Chairman

BlackRock Holdco 2, Inc., Wilmington, DE	Vice Chairman

BlackRock Institutional Management Corporation Wilmington, DE	Vice Chairman

BlackRock International Holdings, Inc., New York, NY	Vice Chairman

BlackRock Investment Management, LLC Plainsboro, NJ	Vice Chairman

SSRM Holdings, Inc. Boston, MA	Vice Chairman

State Street Research & Management Company, Boston, MA	Vice Chairman

BRANDYWINE GLOBAL INVESTMENT MANAGEMENT, LLC (“BRANDYWINE GLOBAL”)

Information about the directors, principal executive officers and control persons of Brandywine Global is set forth below. Unless otherwise noted, the address of each of them is 2929 Arch Street, 8th Floor, Philadelphia, PA 19104. Legg Mason owns 100% of Brandywine Global.

DIRECTORS AND OFFICERS

Name	Position
Mark Paul Glassman	Executive Vice President and Chief Administrative Officer
Christopher D. Marzullo	Senior Counsel and Chief Compliance Officer
David Fenno Hoffman	Executive Vice President and Manager
Charles James Daley	Non-Employee Manager
David Roehner Odenath	Non-Employee Manager

CONTROL PERSONS

Name	Relationship
Legg Mason	Owns 100% of Brandywine Global

DAVIS SELECTED ADVISERS, L.P. (“DSA”)

Davis Selected Advisers, L.P. (“DSA”) and subsidiary companies comprise a financial services organization whose business consists primarily of providing investment management services as the investment adviser and manager for investment companies registered under the Investment Company Act of 1940, unregistered off-shore investment companies, and as an investment adviser to institutional and individual accounts. DSA also serves as sub-investment adviser to other investment companies. Affiliated investment companies include:

Davis Investments, LLC is the sole general partner of DSA. Its sole member, Christopher C. Davis, controls Davis Investment, LLC.

Venture Advisers, Inc. is a corporation whose primary purpose is to hold limited partner units in DSA.

Davis Distributors LLC, a wholly-owned subsidiary of DSA, is a registered broker-dealer which serves as primary underwriter of Davis Funds and Selected Funds.

Davis Selected Advisers NY, Inc., another wholly-owned subsidiary, is a federally registered investment adviser which serves as subadviser for many of DSA’s advisory clients

DSA serves as investment sub-adviser to one series of Registrant, as well as to a series of another registered investment company for which MassMutual serves as investment adviser.

Other business of a substantial nature that directors or officers of DSA are or have been engaged in the last two years:

Andrew A. Davis (6/25/63), 124 East Marcy Street, Santa Fe, NM 87501. President or Vice President of each Davis Fund and Selected Fund; President, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser which are described above.

Christopher C. Davis (7/13/65), 620 Fifth Avenue, New York, NY 10020. President or Vice President of each Davis Fund, Selected Fund, and Clipper Fund; Chairman of Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser, including sole member of the Adviser’s general partner, Davis Investments, LLC; Employee of Shelby Cullom Davis & Co. (registered broker/dealer). Director, Washington Post.

Kenneth C. Eich (8/14/53) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Executive Vice President and Principal Executive Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Chief Operating Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with DSA which are described above.

Douglas Haines (3/4/71) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Treasurer, Chief Financial Officer, Principal Financial Officer, and Principal Accounting Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President and Director of Fund Accounting, Davis Selected Advisers, L.P.

Sharra L. Haynes (9/25/66) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Compliance Officer of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President and Chief Compliance Officer, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with DSA which are described above.

Thomas D. Tays (3/7/57) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President and Secretary of each of the Davis Funds, Selected Funds, and Clipper Fund, Inc.; Vice President, Chief Legal Officer and Secretary, Davis Selected Advisers, L.P. and also serves as an executive officer in certain companies affiliated with the Adviser.

Gary Tyc (5/27/56) 2949 East Elvira Road, Suite 101, Tucson, AZ 85756. Vice President, Chief Financial Officer Treasurer, and Assistant Secretary of Davis Selected Advisers, L.P. and also serves as a senior officer for several companies affiliated with DSA which are described above.

Russell O. Wiese (5/18/66) 620 Fifth Avenue, New York, NY 10020. Chief Marketing Officer of Davis Selected Advisers, L.P. and also serves as a director and/or senior officer for several companies affiliated with DSA which are described above.

DELAWARE MANAGEMENT COMPANY (“DMC”)

Name and Principal Business Address.

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

Business and Other Connections of the Investment Advisor.

Delaware Management Company (DMC), a series of Delaware Management Business Trust (DMBT), serves as an investment sub-adviser to the Registrant and also serves as investment manager or sub-advisor to certain of the funds in the Delaware Investments® Family of Funds and the Optimum Fund Trust, as well as to certain non-affiliated registered investment companies. In addition, certain officers of DMC also serve as trustees and/or officers of other Delaware Investments Funds and Optimum Fund Trust. A company indirectly owned by DMC’s parent company acts as principal underwriter to the mutual funds in the Delaware Investments Funds and another such company acts as the shareholder services, dividend disbursing, accounting servicing and transfer agent for all of the Delaware Investments Funds.

Unless otherwise noted, the following persons serving as directors or officers of DMC have held the following positions during the past two years. Unless otherwise noted, the principal business address of the directors and officers of DMC is 2005 Market Street, Philadelphia, PA 19103-7094.

Name and Principal Business Address	Positions and Offices with DMC	Other Positions and Offices Held
Patrick P. Coyne	President	Mr. Coyne has served in various executive capacities within Delaware Investments Director – Kaydon Corp.

Michael J. Hogan	Executive Vice President/Head of Equity Investments

Mr. Hogan has served in various executive capacities within Delaware Investments

Executive Vice President/Chief Investment Officer/Head of Equity Investments – Delaware Investment Advisers, a series of Delaware Management Business Trust

See Yeng Quek	Executive Vice President/Managing Director/Head of Fixed Income	Mr. Quek has served in various executive capacities within Delaware Investments

Philip N. Russo	Executive Vice President/Chief Administrative Officer	Mr. Russo has served in various executive capacities within Delaware Investments

Theodore K. Smith	Executive Vice President/Retail Product, Sales, and Marketing (since Dec. 2010)	Mr. Smith has servied in various executive capacities within Delaware Investments

Douglas L. Anderson	Senior Vice President/Operations/Anti-Money Laundering Officer (Anti-Money Laundering Officer since Dec. 2010)	Mr. Anderson has served in various executive capacities within Delaware Investments

Joseph R. Baxter	Senior Vice President/Head of Municipal Bond Investments/Senior Portfolio Manager	Mr. Baxter has served in various executive capacities within Delaware Investments

Christopher S. Beck	Senior Vice President/Chief Investment Officer — Small Cap Value Equity	Mr. Beck has served in various executive capacities within Delaware Investments

Michael P. Buckley	Senior Vice President/Director of Municipal Research	Mr. Buckley has served in various executive capacities within Delaware Investments

Stephen J. Busch	Senior Vice President/Investment Accounting	Mr. Busch has served in various executive capacities within Delaware Investments

Michael F. Capuzzi	Senior Vice President — Investment Systems	Mr. Capuzzi has served in various executive capacities within Delaware Investments

Lui-Er Chen	Senior Vice President/Senior Portfolio Manager/Chief Investment Officer, Emerging Markets and Healthcare	Mr. Chen has served in various executive capacities within Delaware Investments

Thomas H. Chow	Senior Vice President/Senior Portfolio Manager	Mr. Chow has served in various executive capacities within Delaware Investments

Stephen J. Czepiel	Senior Vice President/Portfolio Manager/Senior Municipal Bond Trader	Mr. Czepiel has served in various executive capacities within Delaware Investments

Chuck M. Devereux	Senior Vice President/Director of Credit Research	Mr. Devereux has served in various executive capacities within Delaware Investments

Roger A. Early	Senior Vice President/Co-Chief Investment Officer — Total Return Fixed Income Strategy (Co-CIO — Total Return Fixed Income Strategy since Dec. 2010)	Mr. Early has served in various executive capacities within Delaware Investments

James A. Forant	Senior Vice President/Director, Technical Services	Mr. Forant has served in various executive capacities within Delaware Investments

Stuart M. George	Senior Vice President/Head of Equity Trading	Mr. George has served in various executive capacities within Delaware Investments

Paul Grillo	Senior Vice President/ Co-Chief Investment Officer — Total Return Fixed Income Strategy (Co-CIO — Total Return Fixed Income Strategy since Dec. 2010)	Mr. Grillo has served in various executive capacities within Delaware Investments

James L. Hinkley	Senior Vice President/Director of Wealth Management (since Dec. 2010)	Mr. Hinkley has served in various executive capacities within Delaware Investments

Jeffrey M. Kellogg	Senior Vice President/Mutual Funds (since Dec. 2010)	Mr. Kellogg has served in various executive capacities within Delaware Investments

Kevin P. Loome	Senior Vice President/Senior Portfolio Manager/Head of High Yield Investments	Mr. Loome has served in various executive capacities within Delaware Investments

Christopher McCarthy	Senior Vice President/Sub-Advisory Sales and Relationship Management (since Dec. 2010)	Mr. McCarthy has served in various executive capacities within Delaware Investments

Timothy D. McGarrity	Senior Vice President/Financial Services Officer (since Dec. 2010)	Mr. McGarrity has served in various executive capacities within Delaware Investments

Francis X. Morris	Senior Vice President/Chief Investment Officer — Core Equity	Mr. Morris has served in various executive capacities within Delaware Investments

Brian L. Murray, Jr.	Senior Vice President/Chief Compliance Officer	Mr. Murray has served in various executive capacities within Delaware Investments

Susan L. Natalini	Senior Vice President/Marketing & Shared Services	Ms. Natalini has served in various executive capacities within Delaware Investments

D. Tysen Nutt	Senior Vice President/Chief Investment Officer, Large Cap Value Equity	Mr. Nutt has served in various executive capacities within Delaware Investments

Philip O. Obazee	Senior Vice President/Structured Products and Derivatives Manager (since Dec. 2010)	Mr. Obazee has served in various executive capacities within Delaware Investments

David P. O’Connor	Senior Vice President/Strategic Investment Relationships and Initiatives/General Counsel

Mr. O’Connor has served in various executive capacities within Delaware Investments

Senior Vice President/ Strategic Investment Relationships and Initiatives/ General Counsel/Chief Legal Officer – Optimum Fund Trust

Richard Salus	Senior Vice President/ Controller/Treasurer	Mr. Salus has served in various executive capacities within Delaware Investments Senior Vice President/Chief Financial Officer – Optimum Fund Trust

Jeffrey S. Van Harte	Senior Vice President/Chief Investment Officer — Focus Growth Equity	Mr. Van Harte has served in various executive capacities within Delaware Investments

W. Alex Wei	Senior Vice President/Head of Structured Credit Investment/Chief Quantitative Analyst (since Dec. 2010)	Mr. Wei has served in various executive capacities within Delaware Investments

Babak Zenouzi	Senior Vice President/Chief Investment Officer — REIT Equity (CIO — REIT Equity since Dec. 2010)	Mr. Zenouzi has served in various executive capacities within Delaware Investments

EAGLE ASSET MANAGEMENT, INC. (“EAGLE”)

Thomas A, ,James Chairman of the Board of Directors

March 1984 to present - Mr. James is Chairman of the Board of Directors of Eagle Asset Management, Inc.

June 1985 to 2009 - Mr. James is Chairman of the Board of Trustees of the Eagle Family of Mutual Funds.

June 1985 to October 2008 - Mr. James was Director of Heritage Asset Management

Richard K. Riess, Chief Executive Officer

October 1996 to present - Mr. Riess is Chief Executive Officer of Eagle Asset Management, Inc.

May 1998 to present - Mr. Riess is Executive Vice President—Managing Director of Asset Management of Raymond James Financial, Inc.

October 2000 to present - Mr. Riess is President of Eagle Family of Mutual Funds

April 2000 to October 2008 - Mr. Riess was Chief Executive Officer of Heritage Asset Management, Inc. October 1996 to March 2000 - Mr. Riess was President of Eagle Asset Management, Inc

July 1988 to present - Mr. Riess is a Director of Eagle Asset Management, Inc.

June 1985 to October 2008 - Mr. Riess was a Director of Heritage Asset Management, Inc.

June 1985 to present - Mr. Riess is a Trustee for the Eagle Family of Funds

Richard Rossi, President, Co-Chief operating Officer

October 2009 to Present - Mr. Rossi is President of Eagle Asset Management, Inc.

October 2008 to Present - Mr. Rossi is Co-Chief Operating Officer of Eagle Asset Management, Inc.

From November 2005 to Present - Mr. Rossi is President and a Director of Eagle Funds Distributor Inc.

From October 1999 to October 2009 - Mr. Rossi is Executive Vice President with Eagle and responsible for Eagle Sales and Marketing.

March 1999 to present - Mr. Rossi is a Registered Representative with Raymond James & Associates, Inc.

JAMES C. ABBOTT Co-Chief Operating Officer, Executive Vice President

October 2009 to present - Mr. Abbott is Co-Chief Operating Officer and Executive Vice President - Investments of Eagle Asset Management, Inc. December 2009 to present - Mr. Abbott is President of Eagle Boston Investment Management, Inc.

October 2009 to present - Mr. Abbott is President and Director of Eagle Fund Services, Inc.

September 2007 to October 2009 - Mr. Abbott was Senior Vice President, Institutional Sales and Head of New Business Development of Eagle. September 2007 to present - Mr. Abbott is Director of Eagle Boston Investment Management Inc. September 2007 to present - Mr. Abbott is Director of Raymond James Asset Management International. October 2005 to present - Mr. Abbott is Director of International Sales Asset Management Services. September 2005 to present - Mr. Abbott is Director of Raymond James Latin Fund Advisors S.A. August 2005 to present - Mr. Abbott is Director of Raymond James Global Advisors Ltd. January 2003 to present - Mr. Abbott is Vice President, Managing Director of the Asset Management Division of RJA. March 2002 to present - Mr. Abbott is a Registered Representative with RJA. March 2001 to January 2003 - Mr. Abbott was Assistant to the Chairman and the Board of Directors of RJF.

Stephen W. Faber, Corporate Counsel

January 1990 to present: Corporate Counsel, Eagle Asset Management, Inc.

Damian D. Sousa, Chief Compliance Officer

December 2005 to present - Mr. Sousa is Chief Compliance Officer of Eagle Fund Distributors, Inc .

February 2003 to present - Mr. Sousa is Chief Compliance Officer of Eagle Boston Investment Management, Inc..

August 2002 to present - Mr. Sousa is Vice President, Director of Compliance of Eagle Asset Management, Inc.. February 2003 Mr. Sousa was appointed Chief Compliance Officer.

August 2002 to present - Mr. Sousa is a Registered Representative of Raymond James & Associates, Inc.

December 2000 to August 2002 - Mr. Sousa was Senior Vice President, Compliance Director of Fleet Investment Advisors, Inc.

July 1997 to December 2000 - Mr. Sousa was Vice President, Senior Compliance Manager of FleetBoston Corporate Compliance.

Eric C. Wilwant Chief Administrative Officer, Treasurer

October 2008 to Present - Mr. Wilwant is Chief Administrative Officer of Eagle Asset Management, Inc.

February 2003 to present - Mr. Wilwant is Treasurer of Eagle Asset Management.

September 2000 to present - Mr. Wilwant is Vice President of Eagle Asset Management. Responsible for Operations, Trading Operations and Administration.

April 1995 to September 2000 - Mr. Wilwant was Head of Trading and Trading Systems at Dolphin Capital Management.

EARNEST PARTNERS, LLC (“EARNEST Partners”)

Names and positions of the principal executive officers and directors of EARNEST Partners as of December 31, 2010. The principal address of each individual as it relates to his duties at EARNEST Partners is the same as that of EARNEST Partners.

Name	Position(s) with EARNEST Partners
Paul E. Viera, Jr.	Chief Executive Officer and Manager

John G. Whitmore, II	Chief Operating Officer

James M. Wilson	Chief Compliance Officer and Secretary

FEDERATED CLOVER INVESTMENT ADVISORS (“FEDERATED CLOVER”)

The following are the names and principal occupations of the principal executive officers and each director of Federated Global Investment Management Corp. The address of the principal executive officers and each director is 450 Lexington Ave., Suite 3700, New York, NY 10017.

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant	Name of each Director, Officer or Partner of the Adviser	Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the Last Two Fiscal Years
Federated Global Investment Management Corp. 450 Lexington Avenue, Suite 3700 New York, New York 10017-3943	Investment sub-adviser to MassMutual Select Small Company Value Fund	J. Christopher Donahue, Trustee and Chairman *	Principal Executive Officer and President of the Federated Fund Complex; Director or Trustee of some of the Funds in the Federated Fund Complex; President, Chief Executive Officer and Director, Federated Investors, Inc.; Chairman and Trustee, Federated Investment Management Company; Trustee, Federated Investment Counseling; Chairman and Director, Federated Global Investment Management Corp.; Chairman, Federated Equity Management Company of Pennsylvania and Passport Research, Ltd. (Investment advisory subsidiary of Federated); Trustee, Federated Shareholder Services

Company; Director, Federated Services Company

Thomas R. Donahue, Trustee and Treasurer *	Chief Financial Officer, Federated Investors, Inc.

John B. Fisher, Trustee and President/CEO *	President, Director/Trustee and CEO, Federated Advisory Services Company, Federated Equity Management Company of Pennsylvania, Federated Global Investment Management Corp., Federated Investment Counseling, Federated Investment Management Company; President and CEO of Passport Research, Ltd.; President of some of the Funds in the Federated Fund Complex and Director, Federated Investors Trust Company

Stephen F. Auth, Executive Vice President **	Chief Investment Officer of various funds in the Federated Fund Complex; Executive Vice President, Federated Investment Counseling, Federated Global Investment Management Corp. and Federated Equity Management Company of Pennsylvania

Lawrence Auriana, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head Investments, Federated Kaufmann

Stephen Carl, Senior Vice President ***	Chief Operating Officer, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Michael E. Jones, Senior Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Audrey Kaplan, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head International Equities and International Core, Federated Global Equity Investment Management

Philip J. Orlando, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Chief Equity Market Strategist, Federated Global Equity Investment Management

Leonardo A. Vila, Senior Vice President **	Portfolio Manager of various funds in the Federated Fund Complex; Co-Head International Equities and International Small Cap, Federated Global Equity Investment Management

G. Andrew Bonnewell, Vice President and Secretary *	Senior Corporate Counsel, Federated Investors, Inc.

Daniel Burnside, Vice President ***	Vice President/Director, Quantitative Strategies, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Lawrence R. Creatura, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Timothy Goodger, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

James Gordon, Vice President **	Head of Quantitative and Research Analysis, Federated Global Equity Investment Management

Stephen Gutch, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Marc Halperin, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Matthew P. Kaufler, Vice President***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Geoffrey C. Pazzanese, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Aash M. Shah, Vice President **	Portfolio Manager of various funds in the Federated Fund Complex

Paul W. Spindler, Vice President ***	Portfolio Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Portfolio Manager, Clover Capital Management, Inc.

Richard M. Winkowski, Jr., Vice President**	Portfolio Manager of various funds in the Federated Fund Complex

Mary Anne DeJohn, Assistant Vice President***	Compliance Manager and Fund Operations Manager, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.; Compliance Manager, Clover Capital Management Inc.

Steven Friedman, Assistant Vice President*	Compliance Officer, subsidiaries of Federated Investors, Inc.

Ann Kruczek, Assistant Vice President*	Senior Vice President, Head of Investment Administration and Operations

Keith Michaud, Assistant Vice President*	Manager, Market Data Services; Vice President, Federated Advisory Services Company

Nichola Noriega, Assistant Vice President**	Client Portfolio Manager- International Equity, Federated Clover Investment Advisors a division of Federated Global Investment Management Corp.

Denis McAuley, III, Assistant Treasurer*	Vice President and Principal Accounting Officer, Federated Investors, Inc.; Treasurer of various Federated operating companies

Brian P. Bouda, Chief Compliance Officer*	Senior Vice President and Chief Compliance Officer of the Federated Fund Complex; Vice President and Chief Compliance Officer of Federated Investors, Inc.; and Chief Compliance Officer of its subsidiaries.

*	The business address is: Federated Investors Tower, 1001 Liberty Avenue, Pittsburgh, PA 15222-3779.
**	The business address is: 450 Lexington Avenue, Suite 3700, New York, NY 10017-3943.
***	The business address is: 400 Meridian Centre, Suite 200, Rochester, NY 14618.

FRONTIER CAPITAL MANAGEMENT COMPANY, LLC (“FRONTIER”)

Michael A. Cavarretta, CFA, Partner, Chairman and Portfolio Manager

Stephen M. Knightly, CFA, Partner, President and Portfolio Manager

William A. Teichner, CFA, Partner and Portfolio Manager

Thomas W. Duncan, Jr., Partner and Portfolio Manager

James A. Colgan, Partner and Portfolio Manager

G. Michael Novak, Jr., Partner and Portfolio Manager

Christopher J. Scarpa, Partner, Research Analyst and Assistant Portfolio Manager

Andrew B. Bennett, CFA, Partner, Research Analyst and Assistant Portfolio Manager

Peter G. Kuechle, Partner and Research Analyst

Jonathan M. Levin, MD, Partner and Research Analyst

Rushan (Greg) Jiang, CFA, Partner and Research Analyst

Ravi Dabas, Partner and Research Analyst

Lisa A. Turley, Partner and Institutional Trader

Richard H. Binder, CPA, Partner and Chief Financial Officer

Sarah J. Jankowski, Partner and Chief Administrative Officer

William J. Ballou, Partner and Chief Operating and Compliance Officer

HARRIS ASSOCIATES L.P. (“HALP”)

Harris Associates L.P. (“HALP”) is a registered investment adviser under the Advisers Act. The directors (other than Messrs. Hailer and Servant) and executive officers of HALP have had as their sole business, profession, vocation or employment during the past two years only their duties as executive officers/employees of HALP. Harris Associates Inc. (“HAI”) is the general partner of HALP and Harris Associates Securities L.P. (“HASLP”), a limited-purpose broker-dealer. HALP is affiliated with and a limited partner of HASLP. The business address of Harris Associates is Two North LaSalle Street, Suite 500, Chicago, Illinois 60602.

Directors and Officers

Name, Address and Position(s) and Age at December 31, 2010 and Principal Occupation(s) during the Past Five Years.

ROBERT LEVY. 60. Chairman, HAI; Chief Investment Officer, Domestic Equity, HAI and HALP, since 2001; Portfolio Manager, HALP.

HENRY R. BERGHOEF. 61. Vice President and Director of Domestic Research, HAI and HALP, since 2003; Analyst and Portfolio Manager, HALP.

DAVID G. HERRO. 51. Director, HAI; Chief Investment Officer, International Equity, HAI and HALP, since 2003; Portfolio Manager and Analyst, HALP.

JOHN R. RAITT. 56. Vice President of HAI and HALP, since 2010; Analyst, HALP.

JANET L. REALI. 59. Director, HAI, since 2010; Vice President, General Counsel, and Secretary, HAI, HALP and HASLP, since 2001.

KRISTI L. ROWSELL. 44. Director, HAI; President HAI, HALP and HASLP, since 2010.

TOM HERMAN. 49. Chief Financial Officer, HAI, HALP and HASLP, since 2010.

CLYDE S. MCGREGOR. 58. Vice President, HAI and HALP; Portfolio Manager HALP, since 1981.

MICHAEL J. MANGAN. 47. Vice President, HAI and HALP; Portfolio Manager HALP, since 1997.

MICHAEL J. NEARY. 42. Vice President, HAI and HALP; Managing Director, Marketing and Client Relations HALP, since 2002.

WILLIAM C. NYGREN. 52. Vice President, HAI; Portfolio Manager and Analyst HALP since 1983.

JOHN N. DESMOND, 49, Chief Operating Officer, HAI and HALP since 2007; Vice President and Director of Investment Operations for Nuveen Investments 2005-2007.

ROBERT A. TAYLOR, 38, Vice President and Director of International Research, HAI and HALP since 2004; Portfolio Manager and Analyst, HALP.

COLIN P. MCFARLAND, 47, Chief Compliance Officer, HALP since 2005.

PIERRE SERVANT, 55, Director, HAI since 2007; CEO and Member of Executive Committee, Natixis Global Asset Management since 2007. Address: c/o Natixis Global Asset Management, 21, quai d’Austerlitz 75013 Paris, France.

JOHN HAILER, 50, Director, HAI since 2007; President and CEO, Natixis Global Asset Management LLC since 2007. Address: c/o Natixis Global Asset Management, 399 Boylston Street, Boston, Massachusetts 02116.

J.P. MORGAN INVESTMENT MANAGEMENT INC. (“J.P. MORGAN”)

JP Morgan Investment Management Inc. (“JPMIM”) is an investment sub-adviser for the “Registrant’s Fund”. The principal business address of JPMIM is 245 Park Avenue, New York, NY 10017. JPMIM is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
George C.W. Gatch	—	Chairperson, President and CEO
Director, Managing
Director
Seth P. Bernstein	—	—
Director, Global Head of Fixed
Income, Managing Director
Lawrence M. Unrein	—	—
Director, Managing
Director
Martin R. Porter	—	—
Global Head of
Equities, Managing Director
Clive S. Brown	—	—
Director, Managing
Director
Scott E. Richter	—	—
Secretary
Joseph K. Azelby	—	—
Director, Managing
Director
Paul A. Quinsee	—	—
Director, Managing
Director
Joseph J. Bertini	—	—
Chief Compliance Officer,
Managing Director
Robert L. Young	—	—
Director, Managing
Director
Craig M. Sullivan	—	—
CFO, Director, Managing
Director

LOOMIS, SAYLES & COMPANY, L.P. (“LOOMIS SAYLES”)

Executive Officers of Loomis, Sayles & Company, L.P. and its General Partner, Loomis, Sayles & Company, Incorporated

03/31/95 Chairman & Chief Executive Officer; 08/03/92 President	Robert J. Blanding
08/03/99 Vice Chairman; 10/30/89 Executive Vice President	Daniel J. Fuss
11/05/02 Executive Vice President; 03/01/00 Chief Financial Officer	Kevin P. Charleston
06/01/99 Executive Vice President, Director of Institutional Services	John F. Gallagher, III
11/05/02 Executive Vice President; 08/08/00 Chief Information Officer	John R. Gidman
11/05/02 Executive Vice President, Chief Investment Officer—Equities	Lauriann Kloppenburg
11/05/02 Executive Vice President, Chief Investment Officer—Fixed Income	Jaehoon Park
05/06/03 Executive Vice President, Managing Director—Fixed Income	Mark E. Smith
11/04/03 Executive Vice President; 07/01/03 General Counsel & Secretary	Jean S. Loewenberg

Board of Directors of Loomis, Sayles & Company, L.P.’s General Partner, Loomis Sayles & Company, Incorporated

09/05/90 Blanding, Robert J.	08/08/00 Kloppenburg, Lauriann
05/09/00 Charleston, Kevin P.	11/04/03 Loewenberg, Jean S.
09/30/88 Fuss, Daniel J.	10/21/02 Park, Jaehoon
05/09/00 Gallagher, John F., III	02/08/07 Servant, Pierre P. (Natixis)
05/08/01 Gidman, John R.	07/28/03 Smith, Mark E.
02/07/08 Hailer, John T. (Natixis)

List of Funds Advised

In addition to the following US-registered investment companies, Loomis Sayles also acts as adviser or subadviser to other affiliated and unaffiliated investment companies or similar pooled investment vehicles.

Loomis Sayles Mid Cap Growth Fund

Loomis Sayles Small Cap Growth Fund

Loomis Sayles Small Cap Value Fund

Loomis Sayles Fixed Income Fund

Loomis Sayles Institutional High Income Fund

Loomis Sayles Intermediate Duration Bond Fund

Loomis Sayles Investment Grade Fixed Income Fund

Loomis Sayles Inflation Protected Securities Fund

Loomis Sayles Core Plus Bond Fund

Loomis Sayles High Income Fund

Loomis Sayles Investment Grade Bond Fund

Loomis Sayles Limited Term Government & Agency Fund

Loomis Sayles Strategic Income Fund

Loomis Sayles Value Fund

Loomis Sayles Growth Fund

Loomis Sayles Disciplined Equity Fund

Loomis Sayles Global Markets Fund

Loomis Sayles High Income Opportunities Fund

Loomis Sayles International Bond Fund

Loomis Sayles Bond Fund

Loomis Sayles Global Bond Fund

Loomis Sayles Securitized Asset Fund

Loomis Sayles Multi-Asset Real Return Fund

Loomis Sayles Absolute Strategies Fund

MASSACHUSETTS FINANCIAL SERVICES COMPANY (“MFS”)

Name and Business Address of the Adviser	Connection of the Adviser to the Registrant
Massachusetts Financial Services Company (“MFS”) 500 Boylston Street Boston, MA 02116	Sub-Adviser to MassMutual Select Overseas Fund
Any other Business, Profession, Vocation or Employment of a Substantial Nature of the Adviser (and each director, officer or partner of the adviser thereof) within the
Name of each Director, Officer or Partner of the Adviser	Last Two Fiscal Years
Thomas A. Bogart, Director	Executive Vice President, Business Development and General Counsel of Sun Life Financial

Dean A. Connor, Director	Chief Operating Officer of Sun Life Financial

Robert J. Manning, Chief Executive Officer and Chairman of the Board of Directors	Trustee of various funds within the MFS Funds complex

Martin E. Beaulieu, Director, Vice Chairman and Head of Global Distribution	N/A

Robert C. Pozen, Chairman Emeritus of the Board of Directors	Chairman of MFS (until July 2010); Trustee of various funds within the MFS Funds complex; Medtronic, Inc. (medical devices), Director (since 2004); Harvard Business School (education), Senior Lecturer (since 2008); Bell Canada Enterprises (telecommunications), Director (until February 2009)

David A. Antonelli, Vice Chairman	N/A

Maria F. DiorioDwyer, Executive Vice President, Chief Compliance Officer, and Chief Regulatory Officer	President of the MFS Funds

Amrit Kanwal, Executive Vice President and Chief Financial Officer	N/A

Mark N. Polebaum, Executive Vice President, Secretary and General Counsel	Secretary of the MFS Funds

Michael W. Roberge, President, Chief Investment Officer and Director of Global Research	N/A

Robin A. Stelmach, Executive Vice President and Chief Operating Officer	N/A

Certain principal executive officers and directors of Massachusetts Financial Services Company (“MFS”) serve as officers or directors of some or all of MFS’ corporate affiliates and certain officers of MFS serve as officers of some or all of the MFS funds and/or officers or directors of certain MFS non-U.S. investment companies. Except as set forth below or in Schedules B and D of Form ADV filed by MFS pursuant to the Advisers Act (SEC File No. 801-17352), each principal executive officer of MFS has been engaged during the past two fiscal years in no business profession, vocation or employment of a substantial nature other than as an officer of MFS or certain of MFS’ corporate affiliates. The identity of those corporate affiliates is identified below or is incorporated by reference from Schedules B and D of such Form ADV.

Investment Adviser Corporate Affiliate	Address
MFS Fund Distributors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Service Center, Inc.	100 Hancock Street, Quincy, MA 02171 U.S.A.
MFS Heritage Trust Company	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Institutional Advisors (Australia) Pty Limited	Level 61, Governor Phillip Tower, 1 Farrer Place, Sydney NSW 2000
MFS International Limited	Canon’s Court, 22 Victoria Street, Hamilton, HM12, Bermuda
MFS International (U.K.) Limited	Paternoster House, 65 St. Paul’s Churchyard, London EC4M 8AB, U.K.
MFS International Management K.K.	16 F Daido Seimei Kasumigaseki Building, 1-4-2 Kasumigaseki 1-chome, Chiyoda-ku, Tokyo, Japan 100-0013
MFS do Brasil Desenvolvimento de Mercado Ltda. (Brazil)	Alameda Campinas, 1070, Sao Paulo, SP, Brazil
MFS International (Hong Kong) Limited	20/F, One Exchange Square, Central, Hong Kong
MFS Investment Management Company (Lux.) S.A.	49, Avenue J.F. Kennedy, L-1855 Luxembourg, R.C.S. Luxembourg No. 76 467
Four Pillars Capital, Inc.	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
MFS Development Funds, LLC	500 Boylston Street, Boston, Massachusetts 02116-3741 U.S.A.
Sun Life Assurance Company of Canada Sun Life Global Investments	Sun Life Financial Centre, 150 King Street West, Toronto, Ontario, Canada

The MFS Funds include the following. The address of the MFS Funds is: 500 Boylston Street, Boston, MA 02116.

Massachusetts Investors Trust

Massachusetts Investors Growth Stock Fund

MFS Series Trust I

MFS Series Trust II

MFS Series Trust III

MFS Series Trust IV

MFS Series Trust V

MFS Series Trust VI

MFS Series Trust VII

MFS Series Trust VIII

MFS Series Trust VIII

MFS Series Trust IX

MFS Series Trust X

MFS Series Trust XI

MFS Series Trust XII

MFS Series Trust XIII

MFS Series Trust XIV

MFS Series Trust XV

MFS Series Trust XVI (formerly MFS Growth Opportunities Fund)

MFS Municipal Series Trust

MFS Variable Insurance Trust

MFS Variable Insurance Trust II

Compass Variable Accounts

MFS Institutional Trust

MFS California Municipal Fund

MFS Charter Income Trust

MFS Government Markets Income Trust

MFS High Income Municipal Trust

MFS High Yield Municipal Trust

MFS InterMarket Income Trust I

MFS Intermediate High Income Fund

MFS Intermediate Income Trust

MFS Investment Grade Municipal Trust

MFS Municipal Income Trust

MFS Multimarket Income Trust

MFS Special Value Trust

NFJ INVESTMENT GROUP LLC (“NFJ”)

NFJ EXECUTIVE COMMITTEE

BEN J. FISCHER, CFA - MANAGING DIRECTOR

Mr. Fischer is a founding partner of NFJ Investment Group. He has over 45 years of experience in portfolio management, investment analysis and research. Prior to founding NFJ in 1989, he was chief investment officer (institutional and fixed income), senior vice president and senior portfolio manager at NationsBank which he joined in 1971. Prior to joining NationsBank, Mr. Fischer was a securities analyst at Chase Manhattan Bank and Clark, Dodge. He received his BA degree in Economics and a JD degree from Oklahoma University, and an MBA from New York University.

PAUL A. MAGNUSON - MANAGING DIRECTOR

Mr. Magnuson joined NFJ in 1992. He is a senior research analyst and a portfolio manager with over 25 years of experience in equity analysis and portfolio management. He currently manages the Small Cap Value strategy and oversees NFJ investment processes. Prior to joining NFJ Investment Group, Mr. Magnuson was an assistant vice president at NationsBank which he joined in 1985. Within the trust investment quantitative services group, he managed structured investment strategies and performed qualitative equity risk analysis on domestic and international portfolios. Mr. Magnuson received his BBA degree in Finance from the University of Nebraska in 1984.

BARBARA R. CLAUSSEN - MANAGING DIRECTOR AND CHIEF OPERATING OFFICER

Ms. Claussen has over 30 years of experience in the investment business. In 1989 she joined NFJ and was head equity trader for almost 17 years. During that time, NFJ experienced significant growth and Ms Claussen was fundamental in overseeing several major projects including an office-wide hardware and software transition. In 2003, her role expanded to include supervision of all administrative, compliance and operational aspects of the firm and in 2005 she was promoted to Chief Operating Officer. Prior to joining NFJ in 1989, she worked for NationsBank where she spent 9 years in trading, including coordinating all trading for 15+ affiliate banks. Along with that segment of the trading desk, she was instrumental in streamlining procedures and automating trade desk functions. Ms. Claussen received her BS degree from the University of Wisconsin-Stout in 1978.

NORTHERN TRUST INVESTMENTS, INC. (“NTI”)

BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Northern Trust Investments, Inc. (“NTI,” formerly known and conducting business as Northern Trust Investments, Inc.) is a subsidiary of The Northern Trust Company (“TNTC”), an Illinois state chartered bank. TNTC is a wholly-owned subsidiary of Northern Trust Corporation (“NTC”), a company that is regulated by the Board of Governors of the Federal Reserve System as a financial holding company under the U.S. Bank Holding Company Act of 1956, as amended. NTI is located at 50 South LaSalle Street, Chicago, IL 60603. Unless otherwise indicated, NTI and TNTC are referred to collectively as “Northern Trust.” Set forth below is a list of officers and directors of NTI, together with information as to any other business, profession, vocation or employment of a substantial nature engaged in by such officers and directors during the past two years. Most officers and directors of NTI hold comparable positions with TNTC (other than as director), as indicated below.

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Abdul Karim, Walid T.	The Northern Trust Company	Vice President
Vice President

Adams, Bradford S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Aitcheson, James A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Alongi, David M.	The Northern Trust Company	Vice President
Vice President

Amaya, Luis	The Northern Trust Company	Vice President
Vice President

Anast, Angela H.	The Northern Trust Company	Vice President
Vice President

Anderson, Timothy	The Northern Trust Company	Vice President
Vice President

Antonacci, Jeffrey M.	The Northern Trust Company	Vice President
Vice President

Atkins, Stephen G.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ayres, Scott R.	The Northern Trust Company	Vice President
Vice President

Azar, Frederick A.	The Northern Trust Company	Vice President
Vice President

Baldwin, Florette L.	The Northern Trust Company	Vice President
Vice President

Balon, Jr., Richard E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bandar, Walid S.	The Northern Trust Company	Vice President
Vice President

Baras, Ellen G.	The Northern Trust Company	Vice President
Vice President

Baron, Tracy L.	The Northern Trust Company	Vice President
Vice President

Barr, Andrea C.	The Northern Trust Company	Vice President
Vice President

Bartczyszyn, Michael S.	The Northern Trust Company	Vice President
Vice President

Basso, Belinda M.	The Northern Trust Company	Vice President
Vice President

Beckman, Carl P.	The Northern Trust Company	Senior Vice President
Senior Vice President & Treasurer

Behar, Gregory S.	The Northern Trust Company	Vice President
Vice President

Benson, Jacquelyn M.	The Northern Trust Company	Vice President
Vice President

Bergson, Robert H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bieber, Christopher	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Blair, Timothy P.	The Northern Trust Company	Vice President
Vice President

Bleecker, Ali K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Boeckmann, Eric Vonn	The Northern Trust Company	Senior Vice President
Senior Vice President

Bohlin, Andrew P.	The Northern Trust Company	Vice President
Vice President

Browne, Kieran	The Northern Trust Company	Senior Vice President
Senior Vice President

Browne, Robert P.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and CIO

Buerckholtz, Elizabeth J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Bugajski, James Edward	The Northern Trust Company	Vice President
Vice President

Bukoll, Martin B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Burgul, Cevdet Sertan	The Northern Trust Company	Vice President
Vice President

Bursua, Brian M.	The Northern Trust Company	Vice President
Vice President

Carberry, Craig R.	The Northern Trust Company	Senior Counsel
Secretary

Carlson, Christopher W.	The Northern Trust Company	Executive Vice President
Executive Vice President & COO

Carlson, Mark D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Carlson, Robert A.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Carroll, Keith D.	The Northern Trust Company	Vice President
Vice President

Chico, Michael R.	The Northern Trust Company	Vice President
Vice President

Clark, Richard L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cohodes, Jeffrey D.	The Northern Trust Company	Executive Vice President
Executive Vice President, Director and Chief Operating Officer

Connellan, Kevin Anthony	The Northern Trust Company	Senior Vice President
Senior Vice President

Costello, Joseph H.	The Northern Trust Company	Vice President
Vice President

Cousins, Stephen J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Cristello, John P.	The Northern Trust Company	Vice President
Vice President

Cubeles, Alain	The Northern Trust Company	Senior Vice President
Senior Vice President

Czochara, Susan C.	The Northern Trust Company	Senior Vice President
Senior Vice President

D’Arienzo, Louis R.	Northern Trust Bank, N.A.	Vice President
Vice President

Danaher, James	The Northern Trust Company	Vice President
Vice President

Dehnert, Melissa Ann	The Northern Trust Company	Vice President
Vice President

Dekhayser, Jordan D.	The Northern Trust Company	Vice President
Vice President

Delaney, Michael J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Dennehy II, William	The Northern Trust Company	Vice President
Vice President

Dering, Michael C.	The Northern Trust Company	Vice President
Vice President

Detroy, Timothy J.	The Northern Trust Company	Vice President
Vice President

Diehl, Jr., Joseph R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Douchette, Mary S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Doyle, Michael T.	The Northern Trust Company	Vice President
Vice President

Driscoll, Peter John	The Northern Trust Company	Vice President
Vice President

Drucker, Michael J.	The Northern Trust Company	Vice President
Vice President

Duvall, Margret Eva	The Northern Trust Company	Senior Vice President
Senior Vice President

Dwyer, Patrick E.	The Northern Trust Company	Vice President
Vice President

Ebel, Christopher John	The Northern Trust Company	Vice President
Vice President

Egizio, Michael P.	The Northern Trust Company	Vice President
Vice President

Evans, Megan Chapman	The Northern Trust Company	Senior Vice President
Senior Vice President

Ewing, Peter K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Everett, Steven R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ferguson, Jr., John Allen	The Northern Trust Company	Vice President
Vice President

Finegan, Sean A.	The Northern Trust Company	Vice President
Vice President

Fletcher, Christine Lee	The Northern Trust Company	Vice President
Vice President

Flinn, John E.	The Northern Trust Company	Vice President
Vice President

Flood, Peter J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Flowers, Joseph J.	The Northern Trust Company	Vice President
Vice President

Flynn, Mary Ann	The Northern Trust Company	Vice President
Vice President

Franklin, Carolyn D.	The Northern Trust Company	Vice President
Vice President

Freitag, Lee R.	The Northern Trust Company	Vice President
Vice President

Fronk, Christopher A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Gayle III, Robert Harold	The Northern Trust Company	Vice President
Vice President

Geisler, Maria	The Northern Trust Company	Vice President
Vice President

Gellen, Sophia S.	The Northern Trust Company	Vice President
Vice President

Geller, Stephanie L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Geraghty, Kim Marie	The Northern Trust Company	Former Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Ginsberg, Lynne Noel	The Northern Trust Company	Vice President
Vice President

Gordon, Denise C.	The Northern Trust Company	Vice President
Vice President

Gossett, Mark C.	The Northern Trust Company	Executive Vice President
Director, Executive Vice President & COO

Gould, Betty C.	The Northern Trust Company	Vice President
Vice President

Gregg, Laura Jean	The Northern Trust Company	Vice President
Vice President

Griffin, Michelle D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Halter, Ann M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hammer, Alice S.	The Northern Trust Company	Vice President
Vice President

Harrell, Alec	The Northern Trust Company	Vice President
Vice President

Harris, Nora J.	The Northern Trust Company	Vice President
Vice President

Hawkins, Sheri Barker	The Northern Trust Company	Senior Vice President
Senior Vice President

Hearty, Stephen Aprea	The Northern Trust Company	Senior Vice President
Senior Vice President

Hecimovich, Sandra M.	The Northern Trust Company	Vice President
Vice President

Heckler, Jennifer A.	The Northern Trust Company	Vice President
Vice President

Hersted, Jillian R.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Hest, Stefanie Jaron	The Northern Trust Company	Vice President
Vice President

Hickman, Joanne	The Northern Trust Company	Senior Vice President
Senior Vice President

Hill, Susan	The Northern Trust Company	Senior Vice President
Senior Vice President

Hockley, Jackson L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Holland, Jean-Pierre	The Northern Trust Company	Vice President
Vice President

Honold, Christopher M.	The Northern Trust Company	Vice President
Vice President

Howe, Luke J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Hudson, Ylondia M.	The Northern Trust Company	Vice President
Vice President

Hurley, William F.	The Northern Trust Company	Vice President
Vice President

Hyatt, William E.	The Northern Trust Company	Vice President
Vice President

Hynes, Daniel T.	The Northern Trust Company	Vice President
Vice President

Inzunza, Richard J.	The Northern Trust Company	Vice President
Vice President

Iwanicki, John W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jackson, John	The Northern Trust Company	Vice President
Vice President

Jackson, Tamara L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Jacobs, Peter M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Jaeger, Christopher J.	The Northern Trust Company	Vice President
Vice President

Jaffe, Harry Y.	The Northern Trust Company	Vice President
Vice President

Jampani, Madhari Chondam	The Northern Trust Company	Vice President
Vice President

Jenkins, John Scott	The Northern Trust Company	Vice President
Vice President

Johnson, Amy L.	The Northern Trust Company	Vice President
Vice President

Johnston, Lucia A.	The Northern Trust Company	Vice President
Vice President

Jorgensen, Joseph H.	The Northern Trust Company	Vice President
Vice President

Joves, Evangeline Mendoza	The Northern Trust Company	Vice President
Vice President

Kalp, Kathleen	The Northern Trust Company	Senior Vice President
Senior Vice President

Kane, James P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kalter, Kristin M.	The Northern Trust Company	Vice President
Vice President

Kanter, Ann F.	The Northern Trust Company	Senior Vice President
Senior Vice President

Katz, Evan S.	The Northern Trust Company	Vice President
Vice President

Katz, Naomi E.	The Northern Trust Company	Vice President
Vice President

Kazaz, Tayfun	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Kenzer, David T.	The Northern Trust Company	Vice President
Vice President

King III, Archibald E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Kinney, Lorrie Ann	The Northern Trust Company	Vice President
Vice President

Klein, Stephanie K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Koch, Deborah L.	The Northern Trust Company	Vice President
Vice President

Konstantos, John A.	The Northern Trust Company	Vice President
Vice President

Korytowski, Donald H.	The Northern Trust Company	Vice President
Vice President

Kotsogiannis, Nikolas	The Northern Trust Company	Vice President
Vice President

Kovacs, Michael R.	The Northern Trust Company	Vice President
Vice President

Krauter, Michael L.	The Northern Trust Company	Vice President
Vice President

Kresnicka, Kevin R.	The Northern Trust Company	Vice President
Vice President

LaBelle, John C.	The Northern Trust Company	Vice President
Vice President

Latella, Regina J.	The Northern Trust Company	Vice President
Vice President

Leahey, Jodie Terese	The Northern Trust Company	Senior Vice President
Senior Vice President

Ledford, Diana L.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Letts, Heather M.	The Northern Trust Company	Vice President
Vice President

Lico, Dennis	The Northern Trust Company	Vice President
Vice President

Lillis, James E.	The Northern Trust Company	Vice President
Vice President

Loftus, Julie M.	The Northern Trust Company	Vice President
Vice President

Logan, Lyle	The Northern Trust Company	Executive Vice President
Executive Vice President

Ludwig, Jeanne M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lukic, Mary	The Northern Trust Company	Vice President
Vice President

Lupi, Lisa Ann	The Northern Trust Company	Vice President
Vice President

Lyne, Cary J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Lyons, William A.	The Northern Trust Company	Vice President
Vice President

Maris, George P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mastuantuono, Deborah A.	The Northern Trust Company	Senior Vice President
Senior Vice President

McCart, Mary Jane	The Northern Trust Company	Senior Vice President
Senior Vice President

McDonald, James D.	The Northern Trust Company	Senior Vice President
Senior Vice President

McDougal Lisa M.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
McEldowney, Douglas J.	The Northern Trust Company	Senior Vice President
Senior Vice President

McGregor, Timothy T.	The Northern Trust Company	Senior Vice President
Senior Vice President

Meadows III, Edmund C.	The Northern Trust Company	Vice President
Vice President

Mecca, Melinda S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Mehta, Ashish R.	The Northern Trust Company	Vice President
Vice President

Merrit, Hollis E.	The Northern Trust Company	Vice President
Vice President

Meservey, Marilyn J.	The Northern Trust Company	Vice President
Vice President & Assistant Treasurer

Miller, Nathan D.	The Northern Trust Company	Vice President
Vice President

Mirante, John P.	The Northern Trust Company	Vice President
Vice President

Mitchell, James L.	The Northern Trust Company	Senior Vice President
Senior Vice President

Muench, Scott O.	The Northern Trust Company	Senior Vice President
Senior Vice President

Murphy, Shaun D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Nass, Curtis A.	The Northern Trust Company	Vice President
Vice President

Nellans, Charles J.	The Northern Trust Company	Vice President
Vice President

Nelson, Daniel J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Newman, Greg	The Northern Trust Company	Vice President
Vice President

Nickey III, William M.	The Northern Trust Company	Vice President
Vice President

Northfell, Catherine J.	The Northern Trust Company	Senior Vice President
Senior Vice President

O’Brien, Thomas E.	The Northern Trust Company	Vice President
Vice President

O’Connor, Eileen M.	The Northern Trust Company	Vice President
Vice President

O’Connor, Michael P.	The Northern Trust Company	Vice President
Vice President

O’Rourke, Kevin P.	The Northern Trust Company	Vice President
Vice President

Ortega, Leigh Ann	The Northern Trust Company	Vice President
Vice President

O’Shaughnessy, Kevin J.	The Northern Trust Company	Vice President
Vice President

Padilla, Francis R. G.	The Northern Trust Company	Vice President
Vice President

Pedersen, Brad T.	The Northern Trust Company	Vice President
Vice President

Peron, Matthew	The Northern Trust Company	Senior Vice President
Senior Vice President

Personette, Daniel J.	The Northern Trust Company	Vice President
Vice President

Peters, Michael J.	The Northern Trust Company	Vice President
Vice President

Pincus, Jonathan S.	The Northern Trust Company	Senior Vice President
Senior Vice President

Plehn, Pamela	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Pollak, Donald R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Ponton, Mark S.	The Northern Trust Company	Vice President
Vice President

Potter, Ofelia M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Potter, Stephen N.	The Northern Trust Company	Executive Vice President
Chairman, President and Chief Executive Officer

Pries, Katie D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Provanzana, Beth Marie	The Northern Trust Company	Senior Vice President
Senior Vice President

Provo, Brian Allen	The Northern Trust Company	Vice President
Vice President

Quinn, Patrick D.	The Northern Trust Company	Vice President
Vice President

Rakowski, Andrew F.	The Northern Trust Company	Vice President
Vice President

Rakvin, Chad M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Reeder, Brent D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rein, Randall	The Northern Trust Company	Vice President
Vice President

Reller, Jacqueline R.	The Northern Trust Company	Vice President
Vice President

Renaud, Donna Lee	The Northern Trust Company	Senior Vice President
Senior Vice President

Richardson, Kristina Anne	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Robertson, Alan W.	The Northern Trust Company	Executive Vice President
Executive Vice President & Director

Robertson, Colin A.	The Northern Trust Company	Senior Vice President
Senior Vice President

Rocha, Heather Parkes	The Northern Trust Company	Vice President
Vice President

Roncoroni, Jaime Lauren	The Northern Trust Company	Vice President
Vice President

Ryan, John D.	The Northern Trust Company	Vice President
Vice President

Ryer, Alexander D.	The Northern Trust Company	Vice President
Vice President

St. Clair, Joyce	The Northern Trust Company	Executive Vice President
Director

Sampson, Jeffrey David	The Northern Trust Company	Vice President
Vice President

Santiccioli, Steven J.	The Northern Trust Company	Vice President
Vice President

Schweitzer, Eric K.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sclafani, Guy J.	The Northern Trust Company	Senior Vice President
Senior Vice President

Severs, Matthew C.	The Northern Trust Company	Vice President
Vice President

Sewell, Vernessa	The Northern Trust Company	Vice President
Vice President

Shane, Adam Marshall	The Northern Trust Company	Vice President
Vice President

Shapley, Brian J.	The Northern Trust Company	Vice President
Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Shipley, Christopher D.	The Northern Trust Company	Vice President
Vice President

Sodergren, Mark C.	The Northern Trust Company	Vice President
Vice President

Spartz, Carol J.	The Northern Trust Company	Vice President
Vice President

Staff, Maggie R.	The Northern Trust Company	Vice President
Vice President

Stewart, Allison Walpole	The Northern Trust Company	Vice President
Vice President

Stoeber, Kurt S.	The Northern Trust Company	Vice President
Vice President

Stolfi, James R.	The Northern Trust Company	Vice President
Vice President

Sullivan, Carol H.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Catherine M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Sullivan, Kevin P.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szaflik, Carolyn B.	The Northern Trust Company	Senior Vice President
Senior Vice President

Szostak II, Jon E.	The Northern Trust Company	Vice President
Vice President

Szymanek, Frank D.	The Northern Trust Company	Senior Vice President
Senior Vice President

Taylor, James C.	Northern Trust Securities, Inc.	Vice President
Vice President

Thomas, Shundrawn	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Thomas, Wanda Williams	The Northern Trust Company	Vice President
Vice President

Thompson, Jane W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Towle, Michael J.	The Northern Trust Company	Vice President
Vice President

Trafford, Edward	The Northern Trust Company	Vice President
Vice President

Tungol, John	The Northern Trust Company	Vice President
Vice Presdient

Turner, Betsy Licht	The Northern Trust Company	Senior Vice President
Senior Vice President

Tushman, Matthew R.	The Northern Trust Company	Senior Vice President
Senior Vice President

Unger, David J.	The Northern Trust Company	Vice President
Vice President

Van Alstyne, Christopher W.	The Northern Trust Company	Senior Vice President
Senior Vice President

Varchetto, Brett A.	The Northern Trust Company	Vice President
Vice President

Vardas, Michael A.	The Northern Trust Company	Senior Vice President
Director

Vigsnes II, Richard Allan	The Northern Trust Company	Senior Vice President
Senior Vice President

Vinje, Jens A.	The Northern Trust Company	Vice President
Vice President

Wagner, Christopher M.	The Northern Trust Company	Vice President
Vice President

Warland, Jeff M.	The Northern Trust Company	Senior Vice President
Senior Vice President

Name and Position with Investment Adviser	Name of Other Company	Position with Other Company
Warner, Scott B.	The Northern Trust Company	Vice President
Vice President

Weaver, Jacob C.	The Northern Trust Company	Senior Vice President
Senior Vice President

Wennlund, Lloyd A.	The Northern Trust Company	Executive Vice President
Director and Executive	Northern Trust Securities, Inc.	President
Vice President

Wilczek, Diane M.	The Northern Trust Company	Vice President
Vice President

Wilkins, Anthony E.	The Northern Trust Company	Senior Vice President
Senior Vice President

Williams, David R.	The Northern Trust Company	Vice President
Vice President

Williams, II, Gregory L.	The Northern Trust Company	Vice President
Vice President

Williams, Thomas C.	The Northern Trust Company	Vice President
Vice President

Winters, Marie C.	The Northern Trust Company	Vice President
Vice President

Wolfe, Joseph E.	The Northern Trust Company	Vice President
Vice President

Wright, Mary Kay	The Northern Trust Company	Vice President
Vice President

Yi, Peter	The Northern Trust Company	Vice President
Vice President

PACIFIC INVESTMENT MANAGEMENT COMPANY LLC (“PIMCO”)

Name	Title	Officer Title
Amey, Mike	Head, Sterling Portfolios	Managing Director

Arnold, Tammie J.	Business Management	Managing Director

Baker, Brian P.	CEO/Director PIMCO Asia	Managing Director

Balls, Andrew Thomas	Head, Euro Portfolio Mgmt	Managing Director

Benz II,William R.	Head of PIMCO EMEA	Managing Director

Bhansali, Vineer	Portfolio Manager	Managing Director

Bridwell, Jennifer S	Mortgage Product Manager	Managing Director

Callin, Sabrina C.	Head of Advisory	Managing Director

Cupps, Wendy W.	Head, Product Management	Managing Director

Dada, Suhail H.	Head, CRG and IBG	Managing Director

Dawson, Craig A.	Head of PIMCO Munich	Managing Director

Dialynas, Chris P.	Portfolio Manager	Managing Director

El-Erian, Mohamed A.	CEO & Co-CIO	Managing Director

Flattum, David C.	General Counsel	Managing Director

Gross, William H.	Founder, CIO-Sr Port Mgr	Managing Director

Harris, Brent Richard	Chairman/Pres PIMCO Funds	Managing Director

Hodge, Douglas M.	Chief Operating Officer	Managing Director

Holden, Brent L.	Head, CF Americas Institutional	Managing Director

Hong, Ki Myung	Head of Asia Pacific	Managing Director

Ivascyn, Daniel J.	Portfolio Manager	Managing Director

Jacobs IV, Lew W.	Head of Human Resources	Managing Director

Kashkari, Neel Tushar	Head, New Inv Initiatives	Managing Director

Kiesel, Mark R.	Portfolio Manager	Managing Director

Lown, David C.	CAO	Managing Director

Masanao, Tomoya	Portfolio Manager	Managing Director

Mather, Scott A.	Portfolio Manager	Managing Director

McDevitt, Joseph V.	Head of PIMCO London	Managing Director

Mead, Robert	Portfolio Manager	Managing Director

Mewbourne, Curtis A.	Portfolio Manager	Managing Director

Miller, John M.	Head, CF Americas Defined Contribution	Managing Director

Moore, James F.	Product Mgr, Pension Spec	Managing Director

Ongaro, Douglas J.	Head, Fin Inter Group	Managing Director

Otterbein, Thomas J.	Head, Client Facing Americas	Managing Director

Parikh, Saumil H.	Portfolio Manager	Managing Director

Ravano, Emanuele	Head, Fin. Institutions	Managing Director

Rodosky, Stephen A.	Portfolio Manager	Managing Director

Seidner, Marc Peter	Generalist Portfolio Mgr	Managing Director

Short, Jonathan D.	Head, PIMCO Global Wealth Management and NY Office	Managing Director

Simon, W Scott	Portfolio Manager	Managing Director

Stracke, Thibault C.	Head of Credit Research	Managing Director

Takano, Makoto	President of PIMCO Japan	Managing Director

Wilson, Susan L.	Account Manager	Managing Director

Worah, Mihir P.	Portfolio Manager	Managing Director

Name	Title	Officer Title
Aakko, Markus	Account Manager	Executive VP

Aarts, Erik M.	Head of Product Specialist Group	Executive VP

Anderson, Joshua M.	Portfolio Manager	Executive VP

Andrews, David S.	Credit Analyst	Executive VP

Beaumont, Stephen B.	Account Manager	Executive VP

Bishop, Gregory A.	Global Wealth Management	Executive VP

Blau, Volker	Head Insurance	Executive VP

Blute, Ryan Patrick	Product Manager	Executive VP

Bodereau, Philippe	Credit Analyst	Executive VP

Bosomworth, Andrew	Head Munich Port Mgmt	Executive VP

Braun, David L.	Portfolio Manager, Income	Executive VP

Brittain, WH Bruce	Structured Product Mgr	Executive VP

Broadwater, Kevin M.	Attorney	Executive VP

Burns, Michael A.	Head of UK Client Service	Executive VP

Cavalieri, John R.	Product Mgr, Real Return	Executive VP

Chen, Devin	Portfolio Manager	Executive VP

Clarida, Richard H	Global Strategic Advisor	Executive VP

Crescenzi, Anthony	Portfolio Manager	Executive VP

Cummings, John B.	Portfolio Manager	Executive VP

De Leon, William G.	Portfolio Manager	Executive VP

de Silva, Harin Ananda	Head of Engagement Mgmt	Executive VP

Devlin, Edward	Head of European LDI - PM	Executive VP

Dubitsky, Rod Stuart	Global Structured Finance Specialist	Executive VP

Durham, Jennifer E.	Chief Compliance Officer	Executive VP

Fisher III, David N.	Global Product Manager	Executive VP

Fisher, Marcellus M.	Manager, Trade Support	Executive VP

Fournier, Joseph A.	Account Manager	Executive VP

Fuhrmann, Dorothee J.	Product Mgr - Advisory	Executive VP

Fulford III, Richard F.	Account Manager	Executive VP

Garbuzov, Yuri P.	Portfolio Manager	Executive VP

Gleason, George Steven	Account Manager	Executive VP

Gomez Michael A.	Co-Head, Global EM	Executive VP

Gordon, Maria V	Portfolio Manager	Executive VP

Graham, Stuart Thomson	President - PIMCO Canada	Executive VP

Greer, Robert J.	Real Return Product Mgr	Executive VP

Griffiths, John Lawrence	Head of Business Dev - UK	Executive VP

Gudefin, Anne Elizabeth	Equity Portfolio Manager	Executive VP

Gupta, Sachin	Portfolio Manager	Executive VP

Hally, Gordon C.	Account Manager	Executive VP

Hardaway, John P.	Mgr, Mut Funds Operations	Executive VP

Harumi, Kazunori	Client Svcs - Pension	Executive VP

Holloway Jr., Dwight F.	Account Manager	Executive VP

Horne, Jonathan Lane	Portfolio Manager	Executive VP

Hu, Gang	Portfolio Manager, TIPS	Executive VP

Hyman, Daniel Herbert	Portfolio Mgr, ABS-MBS	Executive VP

Jessop, Andrew Richard	High Yield Portfolio Mgr	Executive VP

Name	Title	Officer Title
Keck,Andreas	Portfolio Manager	Executive VP

King, Stephanie Lorraine	Senior Talent Mgt Prof	Executive VP

Kraus, Kristofer R.	Advisory Marketing	Executive VP

Lahr, Charles Matthew	Global Equities Port Mgr	Executive VP

Lehavi, Yanay	Senior Manager	Executive VP

Louanges, Matthieu	Head, Europe Ins Channel	Executive VP

Matsui, Akinori	Account Manager	Executive VP

McCray, Mark V.	Portfolio Manager	Executive VP

Meggers, Julie Ann	Account Manager	Executive VP

Meyn, Cynthia Louise	Senior Operations Manager	Executive VP

Millimet, Scott A.	Account Manager	Executive VP

Minaki, Haruki	Head Legal, Japan	Executive VP

Mogelof, Eric J.	Head, CF Americas Institutional	Executive VP

Monson, Kristen S.	Account Manager	Executive VP

Morena, Robert	Head, Inst Bus Dev NY	Executive VP

Mukherji, Raja	Credit Analyst	Executive VP

Murata, Alfred T.	Portfolio Manager	Executive VP

Nambimadom, Ramakrishnan S.	Financial Engineer	Executive VP

Neugebauer, Phillip J.	Head of Product	Executive VP

Nieves, Roger O.	Account Manager	Executive VP

Okun, Eric Alan	Senior Manager	Executive VP

Ong, Arthur Y.D.	Attorney	Executive VP

Ozeki, Koyo	Hd, Asian Credit Research	Executive VP

Pagani, Lorenzo P.	Portfolio Manager	Executive VP

Page, Sebastien	Hd, Clnt Facing Analytics	Executive VP

Park, Jung	Business Development	Executive VP

Paulson, Bradley W.	Head Global Legal/Compl.	Executive VP

Philipp, Elizabeth M.	Account Manager	Executive VP

Pimentel, Rudolph	Product Manager	Executive VP

Plump, Steven Bryan	Head of KeyNational Accounts	Executive VP

Porterfield, Mark J.	Media & Public Relations	Executive VP

Posch, Brigitte	Portfolio Manager, EM	Executive VP

Rice, Thomas Edmund	European Legal Counsel	Executive VP

Rollins, Melody	Account Manager	Executive VP

Romano, Mark A.	Account Manager	Executive VP

Ruthen, Seth R.	Account Manager	Executive VP

Sargent, Jeffrey M.	Chief Admin. Officer EMEA	Executive VP

Schneider, Jerome M	Portfolio Manager	Executive VP

Spajic, Luke Drago	Head - Pan Euro Credit PM	Executive VP

Spalding, Scott M.	Account Manager	Executive VP

Stack, Candice Elizabeth	Account Manager	Executive VP

Stafford, Kimberley	Executive Office	Executive VP

Stahl, Cathleen Meere	Head of Marketing	Executive VP

Staub, Christian Martin	Head, PIMCO Switzerland	Executive VP

Streiff, Thomas F.	Product Mgr, Retirement	Executive VP

Strelow, Peter G	Mgr, Mutual Funds Admin	Executive VP

Name	Title	Officer Title
Sullivan, Theodore L	Account Manager	Executive VP

Sutherland, Eric Michael	Head of Sales	Executive VP

Taborsky, Mark A.	Portfolio Manager	Executive VP

Tarman, Daniel I	Head of Mktg Communctns	Executive VP

Thimons, Joshua Theodore	Portfolio Manager	Executive VP

Toloui, Ramin	Portfolio Manager	Executive VP

Tournier, Eve Anne Celine	Portfolio Manager	Executive VP

Tyson, Richard E.	Sen Ops Mgr	Executive VP

Viana, David	Head of Compliance, EMEA	Executive VP

Wang, Qi	Portfolio Manager	Executive VP

Wilson, John F.	Head, Bus Dev Australia	Executive VP

Witt, Frank	Head, Bus Dev DEU/AUT	Executive VP

Wood, George H.	Account Manager	Executive VP

Yamamoto, Shinichi	Account Manager	Executive VP

Young, Robert O.	Head, CF Americas Insurance	Executive VP

Yu, Cheng-Yuan	Senior Manager	Executive VP

Ananthanarayanan, Mangala V	Account Manager	Sr. Vice President

Anctil, Stacie D.	Pricing Manager	Sr. Vice President

Angberg, Leif Mikael	Head of Bus Dev - Nordics	Sr. Vice President

Anochie, Kwame A.	Account Manager	Sr. Vice President

Arora, Amit	Portfolio Manager	Sr. Vice President

Babin, Rebecca Brooke	Equity Trader	Sr. Vice President

Bansal, Sharad	Portfolio Manager	Sr. Vice President

Beck, Lee Davison	Account Manager	Sr. Vice President

Ben-Zvi, Kfir Naftali	Portfolio Pricing Analyst	Sr. Vice President

Berman, Scott Michael	Portfolio Manager	Sr. Vice President

Berndt, Andreas	Portfolio Manager	Sr. Vice President

Blair, David James	Account Manager	Sr. Vice President

Blomenkamp, Felix	Head ABS	Sr. Vice President

Bradshaw, Myles Emmerson Charles	Portfolio Manager	Sr. Vice President

Brenner, Matthew H.	Account Manager	Sr. Vice President

Brown, Erik C.	Tax Manager	Sr. Vice President

Bui, Giang H.	Structured Credit Analyst	Sr. Vice President

Byer, Jeffrey Alan	Fund Development	Sr. Vice President

Cantrill, Elizabeth Davis	Account Manager	Sr. Vice President

Carnachan, Robert Scott	Asia Ex-Jpn Legal Counsel	Sr. Vice President

Chen, Wing-Harn	Credit Analyst	Sr. Vice President

Chipp, William	Global Service Liaison	Sr. Vice President

Clark, Raymond Matthew	Account Manager	Sr. Vice President

Clarke,James Robert	Account Manager	Sr. Vice President

Colter Jr. Eugene Maynard	Head, Messaging & Content	Sr. Vice President

Cooper, Mark A.	Equity Analyst	Sr. Vice President

Cornell, Pamela	Portfolio Manager	Sr. Vice President

Craige, Steven J.	Prod Mgr - Deep Value Eqy	Sr. Vice President

Cressy, Jonathan B.	Account Manager	Sr. Vice President

Cumby III, William Sylvester	Portfolio Manager ABS-MBS	Sr. Vice President

Name	Title	Officer Title
Damodaran, Kumaran K	Portfolio Manager	Sr. Vice President

Darling, James	Account Manager	Sr. Vice President

Daviduk, Robert	Product Manager	Sr. Vice President

Davies, William	ABS Asset Expert	Sr. Vice President

Davis, Joshua M.	Quantitative Port Mgr	Sr. Vice President

DiMiceli, Eric	Portfolio Manager	Sr. Vice President

Dorff, David J.	Financial Engineer	Sr. Vice President

Dorrian, Peter G.	Head, Remarketing	Sr. Vice President

Duan, Hongyu	Account Manager	Sr. Vice President

Dunnewolt, Patrick	Head of Bus Devel Benelux	Sr. Vice President

Dutta, Manish	Senior Software Developer	Sr. Vice President

Edler, Vernon	Account Manager	Sr. Vice President

Emons, Ben	Portfolio Manager	Sr. Vice President

England, Jason S.	Portfolio Manager	Sr. Vice President

Feeny, Martin E.	Account Manager	Sr. Vice President

Feigley, Patrick	Divisional Sales Manager	Sr. Vice President

Ferber, Steven Ellis	DC Channel, Business Dev.	Sr. Vice President

Fields, Robert A.	Muni Product Manager	Sr. Vice President

Foxall, Julian	Portfolio Manager	Sr. Vice President

Frisch, Ursula T.	Account Manager	Sr. Vice President

Furusho, Hiroaki	Account Manager	Sr. Vice President

Galloway, Lee James	CMBS Asset Expert	Sr. Vice President

Gandolfi, Alessandro	Head, Bus Dev Italy	Sr. Vice President

Getter, Christopher T.	Product Manager, EM	Sr. Vice President

Giurlani, Gian Luca	European Re-Marketing	Sr. Vice President

Gould, Linda J	Fee Analyst	Sr. Vice President

Grabar, Gregory S.	Account Manager	Sr. Vice President

Gross, Jared B.	Product Manager, LDI	Sr. Vice President

Gubner, Adam L.	Distressed Credit Analyst	Sr. Vice President

Hastings, Arthur J.	Compliance Manager	Sr. Vice President

Hazlett, Gregory Alan	Global Equity Strategies	Sr. Vice President

Heimann, Ilan	Product Mgr - Advisory	Sr. Vice President

Helsing, Jeffrey	Portfolio Manager	Sr. Vice President

Hoffmann, Andrew Marriott	Real Asset Strategies	Sr. Vice President

Hofmann, Richard P.E.	Credit Analyst	Sr. Vice President

Hunjan, Maninder	Finan Eng Clnt Analytics	Sr. Vice President

Ing, Terrence Liu	Credit Analyst	Sr. Vice President

Inoue, Shinji	Account Manager	Sr. Vice President

Johnson, Eric D	Mutual Fund Admin	Sr. Vice President

Johnson, Nicholas J	Commodity Analyst	Sr. Vice President

Jones, Jeffrey Philip	Learning/Ldrshp Dvlpment	Sr. Vice President

Jones, Steven L.	Product Manager	Sr. Vice President

Kakuchi, Tadashi	Portfolio Manager	Sr. Vice President

Kao, Henry Shiao-Lung	Stable Value Account Mgr	Sr. Vice President

Karpov, Natalie	Account Manager	Sr. Vice President

Katz, Ulrich	Portfolio Manager	Sr. Vice President

Name	Title	Officer Title
Kavafyan, Constance	Acct Manager	Sr. Vice President

Kellerhals, Philipp	Head Quant Strategies	Sr. Vice President

Kelly, Benjamin Marcus	Account Manager	Sr. Vice President

Kersman, Alec	Account Manager	Sr. Vice President

Kezelman, Jason M.	Account Manager	Sr. Vice President

King Jr., John Stephen	Attorney	Sr. Vice President

Kirkowski, John Jeffrey	Executive Office	Sr. Vice President

Komatsu, Mitsuaki	Head of Compliance	Sr. Vice President

Korinke, Ryan Patrick	Product Manager	Sr. Vice President

Kressin, Thomas	Head - European Foreign Exchange Desk	Sr. Vice President

Kuhner, Kevin D.	Institutional Direct Mktr	Sr. Vice President

Lackey, Warren M.	Director, Communications	Sr. Vice President

Larsen, Henrik P.	Mgr Fund Administration	Sr. Vice President

Lawler, Patrick Michael	Equity Analyst	Sr. Vice President

Lawrence, John Milliman	Senior Default Manager	Sr. Vice President

LeBrun Jr., Richard R.	Attorney	Sr. Vice President

Lee, Robert Ru-Bor	Senior Software Developer	Sr. Vice President

Li, Ji	MBS/ABS Portfolio Manager	Sr. Vice President

Lian, Chia Liang	Head of Emerging Asia, Portfolio Management	Sr. Vice President

Linke, Gordon F.	Account Manager	Sr. Vice President

Loh, John J.	Sr. Risk&Control Officer	Sr. Vice President

Lopez, Rafael A.	Head Operations, AsiaPac	Sr. Vice President

Lowe, Erika Hayflick	Account Manager	Sr. Vice President

Ludwig, Steven Charles	Deputy CCO	Sr. Vice President

Mak, Richard	Portfolio Manager	Sr. Vice President

Mandy, Alain	Mgr, Cust, Acct & Fin Rep	Sr. Vice President

Maoui, Idriss	Asset Expert	Sr. Vice President

Martel, Rene	Product Manager	Sr. Vice President

Martin, Scott W.	Account Manager	Sr. Vice President

Marx, Christopher C.	Marketing Account Manager	Sr. Vice President

Matheos, Peter	Sr. Fin Eng Head Mod Valu	Sr. Vice President

Mazzocchi, Bettina Ester Florette	Re Marketing Account Mgr	Sr. Vice President

Mehta, Amit	Emerging Markets Analyst	Sr. Vice President

Mierau, Kristion T.	Portfolio Manager	Sr. Vice President

Miller Jr., Kendall P.	Portfolio Manager	Sr. Vice President

Milo, Davida J.	CRM Platform Manager	Sr. Vice President

Mitchell, Gail	Account Manager	Sr. Vice President

Mittal, Mohit	Portfolio Manager	Sr. Vice President

Moyer, Stephen George	Port Mgr/Anly, Dist Cred	Sr. Vice President

Muehlethaler, Jeffrey Charles	Account Manager	Sr. Vice President

Mulcahy, Matthew J.	Portfolio Manager	Sr. Vice President

Murray, John William	CMBS Portfolio Manager	Sr. Vice President

Murray, Sean S	National Retirement Sales Manager	Sr. Vice President

Nabors, Robin C.	Sr. HR Generalist	Sr. Vice President

Narasimhan, Krishnamoorthy	Asset Specialist	Sr. Vice President

Nest, Matthew J.	Account Manager	Sr. Vice President

|Name	Title	Officer Title
Ng, Albert K.	Senior Programmer	Sr. Vice President

Nguyen, Tommy D.	Head of Nordic Client Service	Sr. Vice President

Nishimi, Ryne Atsushi	Divisional Sales Manager	Sr. Vice President

Nojima, Sachiko	Manager, Operations	Sr. Vice President

O’Connell, Gillian	Manager of Operations	Sr. Vice President

Okamura, Shigeki	Account Manager	Sr. Vice President

Ollenburger, Loren P.	Account Mgr - Advisory	Sr. Vice President

Perez, Keith	Senior Developer	Sr. Vice President

Peterson, Danford O.	Portfolio Manager	Sr. Vice President

Phillipson, Daniel	Product Manager	Sr. Vice President

Pothalingam, Ketishwaran Somasunderam	Portfolio Manager	Sr. Vice President

Potthof, Axel	Portfolio Manager	Sr. Vice President

Putnicki, Matthew S	Portfolio Risk Manager	Sr. Vice President

Putyatin, Vladyslav	Portfolio Manager	Sr. Vice President

Qiu, Ying	Portfolio Manager, ABS-MBS	Sr. Vice President

Qu, Wendong	Financial Engineer	Sr. Vice President

Rahman, Lupin	Portfolio Manager	Sr. Vice President

Ratner, Joshua D.	Attorney	Sr. Vice President

Reimer, Ronald M.	Senior Manager	Sr. Vice President

Reisz, Paul W.	Product Manager	Sr. Vice President

Repoulis, Yiannis	Account Manager	Sr. Vice President

Ron, Uri	Asset Specialist	Sr. Vice President

Rudman, Stephen M.	Head of Internal Sales Desk	Sr. Vice President

Schaus, Stacy Leigh	Account Manager	Sr. Vice President

Schulist, Stephen O.	Financial Engineer	Sr. Vice President

Schultes, Adrian O.	Account Manager	Sr. Vice President

Schwetz, Myckola	Financial Engineer	Sr. Vice President

Sejima, Toru	Acct Mgr, Clnt Svcs-Pens	Sr. Vice President

Seksaria, Rahul M.	Portfolio Manager	Sr. Vice President

Shaw, Matthew D.	Account Manager	Sr. Vice President

Sheehy, Erica H.	Compliance	Sr. Vice President

Shepherd, Julie M.	Manager, AM Support	Sr. Vice President

Skobtsov, Ivan	Portfolio Manager	Sr. Vice President

Smith, Kenton Todd	ABS/MBS Analyst	Sr. Vice President

Smith, Zachary T	Business Development Officer	Sr. Vice President

Sonner, Michael	Portfolio Manager	Sr. Vice President

Springer, Jeffrey	Account Manager	Sr. Vice President

Stairs, Ben Holt	Divisional Sales Manager	Sr. Vice President

Stauffer, Christina	Account Manager	Sr. Vice President

Steele, Scott Patrick	Account Manager	Sr. Vice President

Strauch,Joel Edward	Account Manager	Sr. Vice President

Struc, Alexandru	Portfolio Manager	Sr. Vice President

Suskind, Donald W.	Product Manager	Sr. Vice President

Takeuchi, Ichiro	Account Manager	Sr. Vice President

Teceno, Frederick S.	Divisional Sales Manager	Sr. Vice President

Teceno, Frederick S.	Divisional Sales Manager	Sr. Vice President

Name	Title	Officer Title
Terry, Michael A.	Account Manager	Sr. Vice President

Theodore, Kyle J.	Account Manager	Sr. Vice President

Thomas, Mark G.	Dir of Managed Accounts	Sr. Vice President

Thompson, Michael Frazier	Head of Wealth Mgmt Asia	Sr. Vice President

Trevithick, Natalie	Portfolio Manager	Sr. Vice President

Trovato, Michael J.	Account Manager	Sr. Vice President

Tsubota, Shiro	Head of Operations, Tokyo	Sr. Vice President

Tsubota, Takeshi	Account Manager	Sr. Vice President

Tuttle, Melissa	Equity Trader	Sr. Vice President

Vallarta-Jordal, Maria-Theresa F.	Attorney	Sr. Vice President

van Akkeren, Marco	Portfolio Manager ABS-MBS	Sr. Vice President

van Bezooijen, Jeroen Teunis Steven	Product Manager, LDI	Sr. Vice President

van Zoelen, Henk Jan	Account Mgr	Sr. Vice President

Walker, Trent W.	Financial Reporting Mgr	Sr. Vice President

Watchorn, Michael C.	Port Mgr/Anly, Dist Cred	Sr. Vice President

Watford, Charles	Credit Research Analyst	Sr. Vice President

Werber, Keith Adam	Cash Desk Manager	Sr. Vice President

White, Timothy C.	Account Manager	Sr. Vice President

Whitton, Bransby M.	Real Return Product Manager	Sr. Vice President

Wild, Christian	Credit Research Analyst	Sr. Vice President

Winters, Kevin Michael	Account Manager	Sr. Vice President

Wittkop, Andrew T.	Portfolio Manager	Sr. Vice President

Witzler, Jochen	Head of Legal, Germany	Sr. Vice President

Wolf, Greggory S.	Fund Operations Manager	Sr. Vice President

Xue, Qing	Financial Engineer	Sr. Vice President

Yang, Jing	Structured Credit Assoc	Sr. Vice President

Zahradnik, Natalie Joy	ETF Strategist	Sr. Vice President

Zerner, Mary Alice	Head of Mktg Comm	Sr. Vice President

Adamec, Filip	Credit Analyst	Vice President

Adatia, Tina	Account Manager	Vice President

Agrawal, Shantanu	Distressed Credit Analyst	Vice President

Agredano, Carlos	Financial Engineer	Vice President

Aguirre, Steven F.	Account Manager	Vice President

Ahmedov, Berdibek	Product Mgr, Real Return	Vice President

Althof, Michael	Portfolio Manager	Vice President

Arif, Hozef	Portfolio Manager	Vice President

Arora, Bhanu	Financial Engineer	Vice President

Aspinall, Karen A.	Attorney	Vice President

Azznara, Matthew J	Sr. Web Project Manager	Vice President

Barnes, Donna E.	FINRA Prin & Compl Mgr	Vice President

Barnes, Michael	Senior Compliance Officer	Vice President

Bathurst, Anna C.	Executive Assistant	Vice President

Beard, Christopher	Manager, Compliance	Vice President

Benson, Sandra M.	Sr. Corporate Paralegal	Vice President

Bertolo, Matteo	Account Manager	Vice President

Betelman, Dimitri L	Software Development Manager	Vice President

Name	Title	Officer Title
Bewernitz, Jamie L.	Supervisor Communications	Vice President

Bierman, Dave H.	Infrastructure Manager	Vice President

Black, Maybel Marte	Account Manager	Vice President

Boehm, Timo	Portfolio Manager	Vice President

Bolton, Laurence Edwin	Attorney	Vice President

Bosner, Zeljka	Credit Analyst	Vice President

Boyd, C Robert	Senior Structure Analyst	Vice President

Boyd, Carlton B.	Spvsr Communications	Vice President

Bradshaw, Daniel Harold	Supervisor	Vice President

Bramblett, Andrew C.	Senior Software Developer	Vice President

Brandl, Michael	Portfolio Manager	Vice President

Brescini, Katie Louise	Manager	Vice President

Bright, John	Portfolio Associate	Vice President

Brons, Jelle	Portfolio Manager	Vice President

Brownell, Michael A.	Product Engineer	Vice President

Brune, Christopher P.	Portfolio Manager	Vice President

Burbano, Esteban	Product Manager	Vice President

Burdian, Michael R.	Port Assoc, Collateral	Vice President

Burns, Robert	Account Manager	Vice President

Caltagirone, Christopher	Portfolio Manager	Vice President

Cao-Garcia, Sabrina E.	Compliance Manager	Vice President

Chandra, Michael G.	Account Manager	Vice President

Chen, Lei	Financial Engineer	Vice President

Cheng, Audrey Lee	Attorney	Vice President

Cheong, Jennifer	Senior Business Analyst	Vice President

Cheung, Elaine Y L	Compliance Manager	Vice President

Chin, Mark	Credit Analyst	Vice President

Chin, Tracy	Credit Analyst	Vice President

Choi, Christine J.	HR Analytics	Vice President

Chopra, Amit	Portfolio Manager	Vice President

Chung, Alice W.	Key Account Manager	Vice President

Colasuonno, Richard T.	Account Manager	Vice President

Colombo, Cindy	Fund Operations	Vice President

Cooke, Anthony H.	Software Developer	Vice President

Cornelius, Darryl Paul	Product Specialist	Vice President

Cortes Gonzalez, Ana	Portfolio Manager, ABS	Vice President

Cotten, Lesley Elizabeth	Value Add Marketing Mgr	Vice President

Cottier, Monica Louise	Human Resources Manager	Vice President

Dabhi, Paresh Bhikhubhai	Quality Assurance Manager	Vice President

Dahlhoff, Juergen	Credit Research Analyst	Vice President

Danielsen, Birgitte	Account Manager	Vice President

Danik, Anna	Account Manager	Vice President

Das, Aniruddha	Account Manager	Vice President

David, Evan Allen	Software Development Mgr	Vice President

Davis, Mike J.	Lead Developer	Vice President

De Bellis, Mary	CIO Portfolio Associate	Vice President

Name	Title	Officer Title
De Lorenzo, Nicola A.	Business Mgt Associate	Vice President

de Segundo, Charles Sempill	Account Manager	Vice President

De Wachter, Stefan	Portfolio Manager	Vice President

Deitsch, Chaya S.	Sr. Marketing Writer	Vice President

Della Maria, Katherine K.	Account Manager	Vice President

Denis, Patrice	Account Manager	Vice President

Dewey, John E	Account Manager - Key Accounts	Vice President

Dewitt, Andrew Lowry	Port Assoc, Commodities	Vice President

Dieterle, Sean W.	Senior Product Specialist	Vice President

Dilek, Burcin	Team Lead Allianz KAG Sup	Vice President

Dittrich, Hanno	Head of ACE Compliance	Vice President

Dolan, Joseph P.	Portfolio Risk Manager	Vice President

Dombrovsky, Anton	Product Manager	Vice President

Dorsten, Matthew P.	Financial Engineer	Vice President

Dragesic, Anna	Product Manager	Vice President

Dugan, Travis J.	Derivatives Confirm Mgr	Vice President

Edwards, Ben Matthew	Account Manager	Vice President

Egawa, Tsuyoshi	Account Mgr, Institution	Vice President

Ellis, Edward L.	Account Manager	Vice President

Ellis, Michele Noel	Fund Operations	Vice President

Eltz, Antoinette	Account Manager	Vice President

English, Robert John	Account Manager	Vice President

Erdmann, Shannon Elizabeth	Portfolio Associate	Vice President

Evans, Stefanie D.	Sr Mortgage Credit Anlyst	Vice President

Eytle, Kaz	Team Leader	Vice President

Fejdasz, Melissa A.	Contracts Admin Manager	Vice President

Finder, Steven M.	Senior Recruiter	Vice President

Finkenzeller, Thomas	Portfolio Manager	Vice President

Flaherty III, Michael F.	Senior Compliance Officer	Vice President

Forsyth, Andrew C.	Head, Bus Dev Canada	Vice President

Fowler, Ellen	Executive Assistant	Vice President

Frederick, Jeffrey A.	Private Wealth Acct Mgr	Vice President

Froehlich, Frank	Compliance Officer	Vice President

Galaz, Ignacio	Account Manager	Vice President

Gandhi, Jaynthi K	Senior Compliance Officer	Vice President

Gannaway, Russell D.	CMBS Credit Analyst	Vice President

Garza, Rudolph Anthony	Account Manager	Vice President

Geneuglijk, Monique Esther	Compliance Officer	Vice President

Georgiou, Patrice	Internal Sales Desk Manager	Vice President

Gibbons, Michaela Ann	Key Account Manager	Vice President

Gorman, Brett P	Stable Value Account Mgr	Vice President

Gourley, Eric Alan	Senior Analyst	Vice President

Grady, Myrrha H.	Manager	Vice President

Graves, Zoya Schoenholtz	Global Strategic Mktg&Ad	Vice President

Gray, Kevin M.	Account Manager	Vice President

Greenwald, Joseph Michael	Sr. Portfolio Associate	Vice President

Name	Title	Officer Title
Grigorian, Arshavir	Software Engineer	Vice President

Grimm, Anna Anastasia	Financial Engineer	Vice President

Groslin, Eric	Sr Marketing Associate	Vice President

Grzesik, Marco	Head, Bus Dev France	Vice President

Gu, Haidi	Portfolio Manager	Vice President

Haaf, Tim	Portfolio Manager	Vice President

Hall, George Edward	Middle Office Manager	Vice President

Harry, Seon L	Fund Operations	Vice President

Hart, Ryan M.	Product Manager	Vice President

Hartl, Alexander	Marketing Account Manager	Vice President

Hauschild, Matthew Richard	Senior Developer	Vice President

Heilman, Allison M.	Human Resources Manager	Vice President

Heravi, Kaveh Christian	Technology Manager	Vice President

Herlan, Hans Joerg	Portfolio Manager	Vice President

Hirschauer, Inge Caroline	Portfolio Associate	Vice President

Huang, Jiaying	Credit Analyst	Vice President

Huerta, Maryam	Senior Pricing Manager	Vice President

Ingraham, Alexandria E.	Manager	Vice President

Jacobs, Brian Harold	Account Manager	Vice President

Jaffer, Salim	Account Manager	Vice President

Jain, Rachit	Advisory Analyst	Vice President

Jayanty, Nagendra	Portfolio Manager	Vice President

Johnson, Kelly	Account Manager	Vice President

Jordan, Daniel V.	Fin Business Analyst	Vice President

Kagy, Steven Ryan	Client Service Specialist	Vice President

Kang, Hojung	Credit Analyst	Vice President

Kapadia, Zubin Viraf	Credit Analyst	Vice President

Kaura, Baljit	Legal and Compliance, Canada	Vice President

Kelting, Julia	Portfolio Manager	Vice President

Kemp, Christopher E.	Portfolio Manager	Vice President

Kennedy, Gregory Joseph	Distressed Credit Analyst	Vice President

Kim, Aaron Hyun	Attorney	Vice President

Kim, Lisa	Product Engineer	Vice President

Kim, Paul Sang Jin	Product Manager	Vice President

Kimura, Souichi	Account Mgr, Remarketing	Vice President

Kingston, Rafer Alexander	Account Manager	Vice President

Kishimoto, Yayoi	Account Manager	Vice President

Klawitter, Patricia	Senior Product Specialist	Vice President

Kleinhans, Joern	Prod. Engineer - Advisory	Vice President

Klug, Harald	Account Manager	Vice President

Kothari, Sunil Omprakash	ABS Portfolio Manager	Vice President

Kraninger, Elizabeth Tech	CRM Func Business Analyst	Vice President

Kumar, Mukund	Sr Developer/Fin Engineer	Vice President

Kuraja-Vrdoljak, Antonija	Team Lead MMO Derivatives	Vice President

Lam, Chee Yang	Portfolio Risk Manager	Vice President

Lang, Eddie F	Strategic Ops Project Mgr	Vice President

Name	Title	Officer Title
Lange, Thomas	Portfolio Manager	Vice President

Lantz, Adam	Attorney	Vice President

Leong, Chon-Ian	Alternatives	Vice President

Leong, Foong Ching	Funds Admin Manager	Vice President

Levine, Andrew H	Attorney	Vice President

Lilly III, Frederick Vivan	Account Manager	Vice President

Lim, Jaclyn Hwei Yin	Account Manager	Vice President

Lin, Yangxu	Senior Financial Analyst	Vice President

Linder, Astrid	Product Manager	Vice President

Lisenkov, Maksim	Fin Business Analyst	Vice President

Liwski, Michael V.	Mgr, Client Report & Pres	Vice President

Lofdahl, Christopher F.	Account Manager	Vice President

Loh, Cynthia Elizabeth Yue-Ling	Account Manager	Vice President

Long, Hui	Financial Engineer	Vice President

Lopez, Joy Lynn	Tax Manager	Vice President

Loriferne, Matthieu Hubert Felix	Credit Analyst	Vice President

Love, David Bernard	Account Manager	Vice President

Lucarelli, Michael	Marketing Account Manager	Vice President

Madan, Arjun	Portfolio Manager	Vice President

Makhdumi, Naila	Account Manager	Vice President

Manseau Guerdat, Chantal Marie Helene	Account Manager	Vice President

Marr, Bradley J.	Credit Analyst	Vice President

Martini, Nadege	Portfolio Manager	Vice President

Martinschledde, Juergen	Quantitative Analyst	Vice President

Matos, Gabriel	Asst Dir of Managed Acct	Vice President

Matsuo, Fumiko	Account Manager	Vice President

Mayershofer, Veronika	Portfolio Associate	Vice President

McCann, Patrick Murphy	Global Operations	Vice President

McCarthy, Sean M.	Corporate Credit Analyst	Vice President

McElwaine, Haley Elizabeth	Account Manager	Vice President

McIntosh, Marshall Nolan	Sr.Mkt Mgr.PartnershipMkt	Vice President

McLenaghan, Matthew	Account Manager	Vice President

Medema, Lalantika	Structured Credit Assoc	Vice President

Merz, Frederic	Portfolio Manager	Vice President

Metsch, Mark E.	Financial Engineer	Vice President

Metzbower, Marion	Senior Key Accounts Manager	Vice President

Micali, Carlo	Account Manager	Vice President

Middleton, Sarah Elizabeth	Mgr, Emp Actv/Outreach	Vice President

Mieth, Roland	Portfolio Manager, EM	Vice President

Miller, Peter	Account Manager-Insurance	Vice President

Minamisawa, Hidetoshi	Account Manager	Vice President

Miny, Julie-Anna	Account Manager	Vice President

Moeljanto, Lanny H.	Manager	Vice President

Morrison, John Edward	Account Manager	Vice President

Mueller, Markus	Portfolio Manager	Vice President

Murano, Yuko	HR Manager	Vice President

Name	Title	Officer Title
Narens, Joseph A	Credit Analyst	Vice President

Neumeyer, Christopher D.	Distressed Credit Analyst	Vice President

Nguyen, Luyen Dinh	Infrastructure Manager	Vice President

Nocera, Maddalena	Re-Marketing Manager	Vice President

Nunziata, Cristina	Account Manager	Vice President

O’Brien, Sarah Patricia	Account Manager	Vice President

O’Connor, Brooke Leahy	Key Account Manager	Vice President

O’Connor, Lindsey E	Advisory CMBS Asset Expert	Vice President

Okuma, Sachiko	Account Manager	Vice President

Olazabal, Joshua A	Credit Analyst	Vice President

O’Shea, Seamus M.	Portfolio Associate	Vice President

Otterbein, Marie S.	Spvsr Producer Group	Vice President

Paliwal, Amit Kumar	Asset Analyst	Vice President

Parikh, Bijal Y.	Manager	Vice President

Pawliczek, Steven Mark	Credit Analyst	Vice President

Pedersen, Niels Kjaeroaard	Finan Eng Clnt Analytics	Vice President

Pejavar, Sheila M.	Account Manager	Vice President

Pena, Joel Arias	Account Manager	Vice President

Perez, Iohan	Portfolio Manager	Vice President

Peterson, Carrie E	Product Manager	Vice President

Pfohlman, Donald	Supervisor	Vice President

Pittluck, Brian J.	Fund Operations Manager	Vice President

Plotke, Chad D.	Account Manager	Vice President

Pompa Jr., William Frank	Account Manager	Vice President

Pont, Nicholas James	Remarketing Acct Manager	Vice President

Porras, Juan C.	Financial Engineer	Vice President

Porter, David Brian	Account Manager	Vice President

Porter, Mukya Sue Denise	Senior Compliance Officer	Vice President

Price, Rosamond Jane	Remarketing Acct Manager	Vice President

Pricer, Jesse L.	Account Manager	Vice President

Proeve, Maren	Credit Research Analyst	Vice President

Purani, Chitrang K.	Portfolio Mgr, Insurance	Vice President

Qi, Peishen	Fin Engnr / Quant Devlpr	Vice President

Qiao, Yi	Portfolio Manager	Vice President

Rafiei, Meymanet	Manager	Vice President

Rahari, Pierre-Yves	Manager, Shareholder Svcs	Vice President

Rajaie, Emad Mohsin	Account Manager	Vice President

Rana, Javed	Business Development Account Manager	Vice President

Reid, Michael	Media Relations	Vice President

Reimer, Danelle J.	Trading Floor Manager	Vice President

Reynolds, Joel D.	Compliance Officer	Vice President

Richards, Karen Elizabeth	Compliance Officer	Vice President

Riendeau, Kevin	Business Manager	Vice President

Rimle, Juerg	Head of Wholesale Swiss	Vice President

Robinson, Laura	CIO Portfolio Associate	Vice President

Rowe, Cathy T.	Administrative Port Mgr	Vice President

Name	Title	Officer Title
Rudolph, Lynn Marie	Senior HR Generalist	Vice President

Ruebesam, Roland	Credit Research Analyst	Vice President

Sakane, Yoshiyuki	Account Manager	Vice President

Salastekar, Deepa A	Account Manager	Vice President

Sanathara, Rushant A.	Account Manager	Vice President

Sasaki, Stacie Sue	Campus Recruiter	Vice President

Schneider, Patrick	Portfolio Manager	Vice President

Schuetz, Christian	Credit Research Analyst	Vice President

Schwab, Gerlinde	Portfolio Manager	Vice President

Schwab, Stephen D.	Head of DC Sales Support	Vice President

Scibisz, Iwona E.	Account Manager	Vice President

Scorah, Ian	Legal Counsel	Vice President

Serafino Jr., George P.	Developer	Vice President

Sesay, Therenah	Mgr Account Associate	Vice President

Shah, Sapna Kiran	Account Manager	Vice President

Shimono, Dennis C.	Compliance Officer	Vice President

Shiroyama, Taro	Account Manager	Vice President

Shvetz, Brendon	Portfolio Manager	Vice President

Simonian, Joseph Sooren	Finan Eng Clnt Analytics	Vice President

Singal, Alka	Account Manager	Vice President

Singh, Anil	Operations/FE Support Mgr	Vice President

Skov, Kimble E.	Account Manager	Vice President

Slone, Eric Foster	Asset Information Manager	Vice President

Snow, Stephen Kimball	Tax Manager, Alternative Products	Vice President

Soto, Alyssa Michele	Manager	Vice President

Spandri, Tobias	Portfolio Manager	Vice President

Spicijaric, Jennifer N.	Fails Management	Vice President

Stahnke, Oliver	Portfolio Associate	Vice President

Stancil, Thomas Arin	GIPS Compliance Manager	Vice President

Steiner, Jason Robert	ABS Credit Analyst	Vice President

Stravato, Richard	Account Manager	Vice President

Takizuka, Hikaru	Compliance Manager	Vice President

Tam, Joe	Manager	Vice President

Tamura, Maiko	Credit Analyst	Vice President

Telish, Christine M.	Account Manager	Vice President

Tersin, Dominique	Portfolio Manager	Vice President

Tiwari, Ashish	Product Manager	Vice President

To, Steven P.	Software Development Mgr	Vice President

Tomlinson, Brian	Portfolio Manager	Vice President

Traber, Eva-Maria	Portfolio Associate	Vice President

Tracy, Lauren Rita	Account Manager	Vice President

Tran, Loc Khanh	Sr Database Administrator	Vice President

Tredwell, Alonzo S.	Account Manager	Vice President

Trinidad, Ronaele K.	Treasury Manager	Vice President

Tsagogeorgas, Gregory	Business Development Account Manager	Vice President

Tsu, Bryan	Portfolio Analyst	Vice President

Name	Title	Officer Title
Tu, Chong	Financial Engineer	Vice President

Upadhyay, Nishant	Portfolio Manager	Vice President

van Houden, John Pascal	Financial Business Analyst	Vice President

Veit, Konstantin	Head of Trade Support	Vice President

Velasco, Christine Ann	Manager	Vice President

Velicer, Erik A.	Manager	Vice President

Verma, Monica	Retail Operations	Vice President

Vigen, Karen K.	Compliance Manager	Vice President

Villaveces, Cesar	CMBS Asset Expert	Vice President

von der Linden, Gregory S	Recruiting	Vice President

Walenbergh, Mark	Account Manager	Vice President

Walny, Ronit M.	Product Manager	Vice President

Walsh, Masako	Sr Global Project Mgr	Vice President

Walther, Kasten	Portfolio Manager	Vice President

Warner IV, Hansford B.	Structured Credit Analyst	Vice President

Washington, Alton L.	Account Manager	Vice President

Webb, Jonathan Daniel	Account Manager	Vice President

Weinberger, Michele Deborah	Account Manager	Vice President

Wendler IV, Paul Frederick	Middle Office Manager	Vice President

White, John Norton	Financial Writer	Vice President

Whitewolf, Lance E.	Funds Statistics	Vice President

Wildermuth, Paul T.	Manager	Vice President

Williams III, Charles A	Office Services & Support	Vice President

Williams, Graeme Carey	C++ Programmer	Vice President

Williams, Jason A.	Portfolio Manager	Vice President

Wong, Lincoln H.J.	Operations/Middle Ofc Mgr	Vice President

Wong, Tammy Nguyen	CRM Functional Lead	Vice President

Xu, Chen	Portfolio Manager	Vice President

Xu, Jianghua	Senior Software Developer	Vice President

Xu, Liqing	Financial Engineer	Vice President

Yan, Zhidong	Senior Developer	Vice President

Yap, Katina Lay Yong	Finance & Admin Manager	Vice President

Yasnov, Vadim Igorevich	Financial Engr/Developer	Vice President

Yildiz, Sadettin	Portfolio Manager	Vice President

Yin, Haining	Product Manager	Vice President

Yip, Jonathan	Credit Analyst	Vice President

Yip, Paul Sin	Manager, Database Admin	Vice President

Yoon, Jinhy	Credit Analyst	Vice President

Yoon, Kenneth G.	Manager	Vice President

Yoshida, Taizo	Account Manager	Vice President

Yu, Anna W.	Account Manager	Vice President

Yu, Qinzhu	Portfolio Risk Manager	Vice President

Yu, Walter	Senior Software Developer	Vice President

Zhang, Haibin	Asset Analyst	Vice President

Zimmerman, Glen A.	Sr. Marketing Manager	Vice President

PYRAMIS GLOBAL ADVISORS, LLC. (“PYRAMIS”)

The directors and officers of Pyramis have held, during the past two fiscal years, the following positions of a substantial nature.

Kevin Charles Uebelein President, Chief Executive Officer, Chairman, and Director

Kenneth Alan Rathgeber Chief Compliance Officer

William E. Dailey Senior Vice President, Chief Administrative Officer, and

Director (2009); Senior Vice President, Chief Financial Officer, Treasurer, and

Director

Young Duchung Chin Chief Investment Officer and Director

James Carroll Director

Michael Barnett Director

Patrick Mc Nelis Director (Resigned 2010)

Robert J. Haber Chief Investment Officer (Resigned 2009)

Michael William Howard Senior Vice President, Chief Financial Officer, Treasurer, and Director (Resigned 2009)

Michael Cappucci Secretary

Mark Friebel Senior Vice President

Robert Swanson Vice President

David Shore Assistant Secretary

RAINIER INVESTMENT MANAGEMENT, INC. (“RAINIER”)

The following are the names and principal occupations of the principal executive officer and each director of Rainier. The address of the principal executive officer and each director is 601 Union Street, Seattle, Washington 98101.

Name	Principal Occupation
James M. Margard	Chairman of the Board and Chief Investment Officer (1991)

Mark W. Broughton	Senior Equity Portfolio Manager (2002)

Mark H. Dawson	Senior Equity Portfolio Manager (1996)

Andrea L. Durbin	Senior Equity Portfolio Manager (2002)

Peter M. Musser	Senior Equity Portfolio Manager (1994)

Kurt Polk	Global Head of Distribution (2002)

James M. Ridgeway	President and Chief Executive Officer (2005)

SANDS CAPITAL MANAGEMENT, LLC (“SANDS Capital”)

Sands Capital Management, LLC is located at:

1101 Wilson Blvd., Suite 2300, Arlington, VA 22209

I. Identification of Portfolio Managers or Management Team Members – Members who are jointly and primarily responsible for the day-today management of the Growth Opportunities Fund’s portfolio:

Name	Title	Length of Service	Business Experience Past 5 Years
Frank M. Sands Jr., CFA	Chief Investment Officer, Chief Executive Officer	8 Years	N/A

II. Description of Portfolio Managers or Management Team Members: Describe below the role of each Portfolio Manager or Management Team identified above in Section I. Clarify each member’s role on team, including any limitations on, and relationships among, roles.

Frank M. Sands, Jr., CFA

Chief Investment Officer and Member of Investment Team. Final decision maker in portfolio decisions for the target portfolio for the firm.

SYSTEMATIC FINANCIAL MANAGEMENT, L.P. (“SYSTEMATIC”)

Following are the names and occupations of the principal executive officers of Systematic. The address of all principal executive officers is 300 Frank W. Burr Boulevard Glenpointe East, 7th Floor, Teaneck, NJ 07666.

Name	Principal Occupation
Karen E. Kohler	Chief Operating Officer / Chief Compliance Officer / Partner Joined Systematic 2006

Greg Wood	Head Trader / Partner Joined Systematic 1996

D. Kevin McCreesh, CFA	Chief Investment Officer / Portfolio Manager / Partner Joined Systematic 1996

Kenneth Burgess, CFA	Portfolio Manager / Partner Joined Systematic 1993

Ronald Mushock, CFA	Portfolio Manager / Partner Joined Systematic 1997

Eoin Middaugh, CFA,	Portfolio Manager / Partner Joined Systematic 2002

T. ROWE PRICE ASSOCIATES, INC. (“T. ROWE PRICE”)

Business and Other Connections of Investment Manager

T. Rowe Price Group, Inc. (“T. Rowe Price Group”) owns 100% of the stock of T. Rowe Price Associates, Inc. T. Rowe Price Group is a Maryland corporation and was formed in 2000 as a holding company for the T. Rowe Price affiliated companies.

T. Rowe Price Associates, Inc. (“Price Associates”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1947. Price Associates serves as investment adviser to individual and institutional investors, including managing private counsel client accounts, serving as adviser and subadviser to U.S. and foreign registered investment companies, and providing investment advice to T. Rowe Price Trust Company as trustee of several Maryland-registered domestic common trust funds. Price Associates is registered with the U.S. Securities and Exchange Commission (“SEC”) as an investment adviser under the Investment Advisers Act of 1940.

T. Rowe Price Savings Bank (“Savings Bank”), a wholly owned subsidiary of Price Associates, was organized in Maryland in 2000 as a federally chartered savings bank. The Savings Bank provides federally insured bank products to a national customer base.

T. Rowe Price International, Inc. (“TRPI”) was incorporated in Maryland in 1979 and provided investment management services with respect to foreign securities for registered investment companies and other institutional investors. TRPI was formerly registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and was also registered or licensed with the United Kingdom Financial Services Authority (“FSA”), the Monetary Authority of Singapore (“MAS”), and the Securities and Futures Commission of Hong Kong (“SFC”). TRPI was merged into Price Associates in 2010.

T. Rowe Price International Ltd, a wholly owned subsidiary of Price Associates, was organized in 2000 as a United Kingdom corporation. In 2010, the corporation changed its name from T. Rowe Price Global Investment Services Limited to T. Rowe Price International Ltd (“T. Rowe Price International”). T. Rowe Price International is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and is also registered or licensed with the FSA, the Kanto Local Finance Bureau, and the Financial Services Agency of Japan. T. Rowe Price International sponsors and serves as adviser to foreign collective investment schemes and is responsible for marketing and client servicing for non-U.S. clients. T. Rowe Price International provides investment management services to registered investment companies and other institutional investors, and may delegate investment management responsibilities to Price Associates, T. Rowe Price Hong Kong Limited, and/or T. Rowe Price Singapore Private LtdT. Rowe Price International also acts as sponsor, investment manager, and primary distributor of the TRP Funds SICAV. T. Rowe Price International is headquartered in London and has several other branch offices around the world.

T. Rowe Price Hong Kong Limited (“Price Hong Kong”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Hong Kong limited company in 2010. Price Hong Kong is licensed with the SFC and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Hong Kong serves as a subadviser to registered investment companies and other commingled products for which T. Rowe Price International serves as adviser, and provides investment management services for other clients who seek to primarily invest in the Asia-Pacific securities markets.

T. Rowe Price Singapore Private Ltd (“Price Singapore”), a wholly owned subsidiary of T. Rowe Price International, was organized as a Singapore limited private company in 2010. Price Singapore holds a Capital Markets Service License in Fund Management with the MAS and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Price Singapore serves as a subadviser to registered investment companies, and may provide investment management services for institutional clients and certain commingled products for which T. Rowe Price International serves as adviser.

T. Rowe Price Global Asset Management Limited (“Global Asset Management”), was a U.K. corporation, and was formerly licensed with the FSA and registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. Global Asset Management was dissolved and liquidated in 2010.

T. Rowe Price Investment Services, Inc. (“Investment Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1980 for the specific purpose of acting as principal underwriter and distributor of the registered investment companies for which Price Associates serves as sponsor and investment adviser (the “Price Funds”). Investment Services also serves as distributor for any proprietary variable annuity products and section 529 college savings plans managed by Price Associates. Investment Services is registered as a broker-dealer under the Securities Exchange Act of 1934 and is a member of the Financial Industry Regulatory Authority, Inc. In 1984, Investment Services expanded its activities to include a brokerage service.

T. Rowe Price Services, Inc. (“Price Services”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1982 and is registered as a transfer agent under the Securities Exchange Act of 1934. Price Services provides transfer agent, dividend disbursing, and certain other services, including accounting and shareholder services, to the Price Funds, and also provides accounting services to certain affiliates of Price Associates.

T. Rowe Price Retirement Plan Services, Inc. (“RPS”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1991 and is registered as a transfer agent under the Securities Exchange Act of 1934. RPS provides administrative, recordkeeping, and subaccounting services to administrators of employee benefit plans.

T. Rowe Price Trust Company (“Trust Company”), a wholly owned subsidiary of Price Associates, was incorporated in 1983 as a Maryland-chartered limited-service trust company for the purpose of providing fiduciary services. The Trust Company serves as trustee and/or custodian of certain qualified and nonqualified employee benefit plans, individual retirement accounts, and common trust funds.

TRPH Corporation, a wholly owned subsidiary of Price Associates, was incorporated in 1997 to acquire an interest in a U.K.-based corporate finance advisory firm.

T. Rowe Price Recovery Fund II Associates, L.L.C., is a Maryland limited liability company (with Price Associates and the Trust Company as its members) incorporated in 1996 to serve as General Partner of T. Rowe Price Recovery Fund II, L.P., a Delaware limited partnership which invests in financially distressed companies.

T. Rowe Price (Canada), Inc. (“TRP Canada”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1988 and is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940. TRP Canada is also registered with the Ontario, Manitoba, British Columbia, Alberta, Nova Scotia, and New Brunswick Securities Commissions, the Saskatchewan Financial Services Commission, and the Autorité des Marchés Financiers in Quebec. TRP Canada provides advisory services to institutional clients residing in Canada and delegates investment management services to Price Associates, T. Rowe Price International, Price Hong Kong, and/or Price Singapore.

T. Rowe Price Insurance Agency, Inc., a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 1994 and licensed to do business in several states to act primarily as a distributor of proprietary variable annuity products.

Since 1983, Price Associates has organized several distinct Maryland limited partnerships, which are informally called the Pratt Street Ventures partnerships, for the purpose of acquiring interests in growth-oriented businesses.

TRP Suburban, Inc. (“TRP Suburban”), a wholly owned subsidiary of Price Associates, was incorporated in Maryland in 1990. TRP Suburban entered into agreements with McDonogh School and CMANE-McDonogh-Rowe Limited Partnership to construct an office building in Owings Mills, Maryland, which currently houses Price Associates investment technology personnel.

TRP Suburban Second, Inc., a wholly owned Maryland subsidiary of Price Associates, was incorporated in 1995 to primarily engage in the development and ownership of real property located in Owings Mills, Maryland. The corporate campus houses transfer agent, plan administrative services, retirement plan services, and operations support functions.

TRP Colorado Springs, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2006 to primarily engage in the development and ownership of real property located in Colorado Springs, Colorado.

TRP Finance, Inc. (“TRP Finance”) was incorporated in Delaware in 1990 to manage certain passive corporate investments and other intangible assets. TRP Finance was merged into Price Associates in 2009.

TRP Office Florida, LLC, a wholly owned Maryland subsidiary of Price Associates, was formed in 2009 to primarily engage in the development and ownership of real property located in Tampa, Florida.

T. Rowe Price Advisory Services, Inc., (“Advisory Services”), a wholly owned subsidiary of T. Rowe Price Group, was incorporated in Maryland in 2000. Advisory Services is registered with the SEC as an investment adviser under the Investment Advisers Act of 1940, and provides investment advisory services to individuals, including shareholders of the Price Funds.

T. Rowe Price (Luxembourg) Management SARL is a Luxembourg company, incorporated on April 5, 1990 (and purchased by T. Rowe Price Group on May 23, 2003). The Company acts as the sponsor of certain Luxembourg FCPs, and is charged with the administration and management of the funds. The Company outsources all functions associated with such administration and management.

Directors of T. Rowe Price Group

Listed below are the directors and executive officers of T. Rowe Price Group who have other substantial businesses, professions, vocations, or employment aside from their association with Price Associates:

James T. Brady, Director of T. Rowe Price Group. Mr. Brady is the Mid-Atlantic Managing Director of Ballantrae International, Ltd., a management consulting firm. He currently serves on the Board of Directors of Nexcen Brands, Inc., an owner, manager, and developer of intellectual property; Constellation Energy Group, a diversified energy company; and McCormick & Company, Inc., a manufacturer, marketer, and distributor of spices and seasonings. Mr. Brady’s address is 5625 Broadmoor Terrace, Ijamsville, Maryland 21754.

J. Alfred Broaddus, Jr., Director of T. Rowe Price Group. Mr. Broaddus is a former president of the Federal Reserve Bank of Richmond and is a member of the American Economic Association and the National Association of Business Economists. He also serves on the board of directors of Owens & Minor, Inc., a medical/surgical supplies distributor; Albemarle Corporation, a specialty chemicals producer; and Markel Corporation, a specialty insurer. Mr. Broaddus’ address is 4114 Hanover Avenue, Richmond, Virginia 23221.

Donald B. Hebb, Jr., Director of T. Rowe Price Group. Mr. Hebb is the chairman of, and from 1990-2007 was the managing general partner of, ABS Capital Partners. Mr. Hebb’s address is 400 E. Pratt Street, Suite 910, Baltimore, Maryland 21202.

Robert MacLellan, Director of T. Rowe Price Group. Mr. MacLellan is non-executive chairman of Northleaf Capital Partners. Mr. MacLellan’s address is 79 Wellington Street West, Toronto, ON M5K 1N9. He also serves on the boards of directors of Ace Aviation Holdings Inc. and Maple Leaf Sports Entertainment.

Dr. Alfred Sommer, Director of T. Rowe Price Group. Dr. Sommer served as dean of the Johns Hopkins Bloomberg School of Public Health from 1990 to 2005. He continues to serve as Dean Emeritus and professor of ophthalmology, epidemiology, and international health at this institution; Director of BD, Inc., a medical technology company; Chairman of the Micronutrient Forum; Director of the Lasker Foundation; and senior medical advisor for Helen Keller International. Dr. Sommer’s address is 615 N. Wolfe Street, Room E6527, Baltimore, Maryland 21205.

Dwight S. Taylor, Director of T. Rowe Price Group. From 1998-2009, Mr. Taylor was president of COPT Development and Construction, LLC, a commercial real estate developer that is a subsidiary of Corporate Office Properties Trust. He is a director of MICROS Systems, Inc., a provider of information technology for the hospitality and retail industry. Mr. Taylor is a founding member of Associated Black Charities of Maryland and currently serves on the Board of Trustees of the Baltimore Polytechnic Institute Foundation, Capitol College, and Lincoln University. Mr. Taylor’s address is 22 Stone Gate Court, Pikesville, Maryland 21208.

Anne Marie Whittemore, Director of T. Rowe Price Group. Ms. Whittemore is a partner of the law firm of McGuireWoods, L.L.P. and a Director of Owens & Minor, Inc. and Albemarle Corporation. Ms. Whittemore’s address is One James Center, Richmond, Virginia 23219.

The following are directors or executive officers of T. Rowe Price Group and/or the investment managers to the Price Funds (Price Associates, Price Hong Kong, Price International, and Price Singapore):

Name	Company Name	Position Held With Company
Christopher D. Alderson	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President

	T. Rowe Price International Ltd	Director

	T. Rowe Price (Luxembourg) Management SARL	Director President – International Equity

	T. Rowe Price Singapore Private Ltd	Director Vice President

Edward C. Bernard	T. Rowe Price Advisory Services, Inc.	Director President

	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Director President

	T. Rowe Price Group, Inc.	Vice Chairman of the Board Director Vice President

	T. Rowe Price Insurance Agency, Inc.	Director President

	T. Rowe Price International Ltd	Chief Executive Officer Chairman of the Board Director

	T. Rowe Price Investment Services, Inc.	Chairman of the Board Director President

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Chairman of the Board Director

	T. Rowe Price Savings Bank	Chairman of the Board Director

	T. Rowe Price Services, Inc.	Chairman of the Board Director

	T. Rowe Price Trust Company	Chairman of the Board Chief Executive Officer Director President

Jeremy M. Fisher	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Chief Compliance Officer Vice President

	T. Rowe Price International Ltd	Chief Compliance Officer Vice President

	T. Rowe Price Singapore Private Ltd	Chief Compliance Officer Vice President

John R. Gilner	T. Rowe Price Advisory Services, Inc.	Chief Compliance Officer

	T. Rowe Price Associates, Inc.	Chief Compliance Officer Vice President

	T. Rowe Price (Canada), Inc.	Chief Compliance Officer Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Investment Services, Inc.	Vice President

Ian D. Kelson	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price International Ltd	President – International Fixed Income

James A.C. Kennedy	T. Rowe Price Associates, Inc.	Director President

	T. Rowe Price Group, Inc.	Chief Executive Officer Director President

	T. Rowe Price International Ltd	Director Vice President

Kenneth V. Moreland	T. Rowe Price Associates, Inc.	Chief Financial Officer

	TRP Colorado Springs, LLC.	President

	T. Rowe Price Group, Inc.	Chief Financial Officer Vice President Treasurer

	TRP Office Florida, LLC	President

	TRP Suburban, Inc.	Director President

	TRP Suburban Second, Inc.	Director President

Brian C. Rogers	T. Rowe Price Associates, Inc.	Chief Investment Officer Director Vice President

	T. Rowe Price Group, Inc.	Chairman of the Board Chief Investment Officer Director Vice President

	T. Rowe Price Trust Company	Vice President

R. Todd Ruppert	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe International Ltd	Director President – International Institutional Services

	T. Rowe Price Investment Services, Inc.	Vice President

	T. Rowe Price (Luxembourg) Management SARL	Director

	T. Rowe Price Retirement Plan Services, Inc.	Vice President

	T. Rowe Price Trust Company	Vice President

	TRPH Corporation	Director President
William W. Strickland, Jr.	T. Rowe Price Associates, Inc.	Vice President

	T. Rowe Price Group, Inc.	Chief Technology Officer Vice President

William J. Stromberg	T. Rowe Price Associates, Inc.	Director Vice President

	T. Rowe Price (Canada), Inc.	Vice President

	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price International Ltd	Vice President

	T. Rowe Price Singapore Private Ltd	Vice President

	T. Rowe Price Trust Company	Vice President

Christine To	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Director Vice President

Keswaral Visuvalingam	T. Rowe Price Group, Inc.	Vice President

	T. Rowe Price Hong Kong Limited	Vice President

	T. Rowe Price Singapore Private Ltd	Chief Executive Officer Director Vice President

Certain directors and officers of Group and Price Associates are also officers and/or directors of one or more of the Price Funds and/or one or more of the affiliated entities listed herein.

See also “Management of the Funds,” in Registrant’s Statement of Additional Information.

THE BOSTON COMPANY ASSET MANAGEMENT, LLC (“THE BOSTON COMPANY”)

Officers & Directors AS OF 08/05/2010

The principal business address of The Boston Company is 1 Boston Place, Boston, MA 02108-4402. The Boston Company is a registered investment adviser under the Advisers Act.

Name and Position With Investment Adviser	Name of Other Company	Connection With Other Company
Corey Griffin	The Boston Company Asset Management, LLC	Manager

David Cameron	The Boston Company Asset Management, LLC	Chairman, President, CEO and Manager

Phillip N. Maisano	The Boston Company Asset Management, LLC	Manager

	The Dreyfus Corporation	CIO, Vice Chair and Director

	Mellon Capital Management Corp.	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	EACM Advisors LLC	Manager

	Alternative Holdings I, LLC	President

	Alternative Holdings II, LLC	President

	BNY Alcentra Group Holdings, Inc.	Director

	BNY Mellon, National Association	Senior Vice President

	Mellon Global Alternative Investments Limited	Director

	Mellon Holdings LLC	Signing Officer

	Pareto Investment Management Limited	Director

	Urdang Capital Management, Inc	Director

	Urdang Securities Management, Inc.	Director

	Ivy Asset Management LLC	Director and Manager

Cyrus Taraporevala	Urdang Capital Management, Inc.	Director

	The Boston Company Asset Management, LLC	Manager

	BNY Mellon, National Association	Executive Vice President

	The Bank of New York Mellon	Executive Vice President

	The Dreyfus Corporation	Director

	Urdang Securities Management, Inc.	Director

Edward Ladd	The Boston Company Asset Management, LLC	Manager

	Standish Mellon Asset Management Company LLC	Manager

	BNY Alcentra Group Holdings, Inc.	Director
	Pareto Investment Management Limited	Director

Scott E. Wennerholm	EACM Advisors, LLC	Manager

	Mellon Capital Management Corporation	Director

	Newton Management Limited	Director

	Standish Mellon Asset Management Company LLC	Manager

	The Boston Company Asset Management, LLC	Manager

	MAM (MA) Holdings Trust	Trustee

	Alternative Holdings I, LLC	Manager

	Alternative Holdings II, LLC	Manager

	BNY Alcentra Group Holdings, Inc	Director

	BNY Mellon, National Association	Executive Vice President

	Fixed Income and Cash AM Service Company LLC	Manager

	Ivy Asset Management LLC	Manager

	Mellon International Holdings S.à r.l	Manager

	Pareto Investment Management Limited	Director

	The Dreyfus Corporation	Director

	Urdang Capital Management, Inc.	Director

	Urdang Securities Management, Inc.	Director

	The Bank of New York Mellon	Executive Vice President

	USPLP, Inc.	Director and President

VICTORY CAPITAL MANAGEMENT INC. (“VICTORY”)

EXECUTIVE OFFICERS AND DIRECTORS

Full Legal Name	Title or Status	Date Title or Status Acquired
Keybank National Association	Shareholder	7/2003
Adelman, Heidi, Lee	CIO – Mortgage Investments	11/2010
Babin, Lawrence, Geller I	CIO – Diversified Product	9/2004
Betchkal, Greg, John	Board of Directors	3/2010
Black, Michael	Treasurer/Chief Financial Officer	12/2008
Brown, David, Craig	Co-Chief Executive Officer, Co-President and COO	1/2006
Fox, Kenneth, Floyd I	Chief Compliance Officer	9/2001
Globits, Leslie, Z	CIO – Mid Cap Product	3/2007
Janus, Richard, Lewis	CIO - Convertible Securities Product	1/2005
Knerr, Matthias, Achim	CIO - International Large Cap Equity	11/2008
Lindsay, Margaret	CIO - International Small Cap Equity	7/2006
Maronak, Erick, Fabian	CIO - Large Cap Growth	1/2005
Miller, Gary, Howard	CIO – Small Cap Product	3/2006
Ohmact, Christopher, A.	Co-Chief Executive Officer and Co-President	9/2010
Pelaia, Ernest C.	CIO – Passive Investments	11/2010
River, Gregory, Nathan	Head of Investments	2/2006
Sachdeva, Arvind, Kumar I	CIO – Intrinsic Value Product	9/2004
Toft, Paul, Allen	CIO – Municipal Investments	11/2010
Wagner, Robert, Leonard I	Chairman	3/2005
Wesselkamper, Charles, Stephen	CIO – Money Market Investments	11/2010
Zeiger, Richard, Glenn	Secretary	5/2005

MANAGEMENT COMMITTEE MEMBERS

CIOs and

HEAD OF EQUITY RESEARCH

Heidi L. Adelman

Ms. Adelman is the CIO and Lead Portfolio Manager of Victory’s Mortgage Investments strategy. She is responsible for all asset-, commercial- and mortgage-backed securities in Taxable Fixed Income portfolios. She is also the lead Portfolio Manager on government and securitized-only portfolios. Ms. Adelman joined Victory in 1996 following 2 years prior investment experience. Prior to joining Victory, she held positions within KeyCorp in the audit, asset compliance, and money market asset management areas. Ms. Adelman was born in 1969. Ms. Adelman holds a Bachelor of Science degree from The Ohio State University.

Lawrence G. Babin

Mr. Babin is the CIO and lead portfolio manager of the Diversified Equity strategy. Mr. Babin joined Victory and/or an affiliate in 1982, following nine years prior investment experience. Mr. Babin was born in 1948. Mr. Babin received his Bachelor of Science Degree in Economics from the Wharton School at the University of Pennsylvania in 1970 and his Master of Business Administration Degree in Finance from the University of Michigan in 1973. Mr. Babin is also a Chartered Financial Analyst Charterholder.

Greg J. Betchkal

Mr. Betchkal has been appointed as the Chief Compliance Officer of KeyBank, NA. Prior to joining KeyBank, Mr. Betchkal was employed by Citibank, NA. During that time he maintained a series of positions; Managing Director, Compliance and Control for Banking and Investment Products. Mr. Betchkal worked for Citigroup’s Non-Resident Indian Business as Global Compliance Head. Prior positions include General Counsel and Director of Compliance for Citisolutions; EVP, Deputy General Counsel and Director of Compliance for Citigroup’s Primerica Financial Services. While employed by ING Advisors Network, Inc. Mr. Betchkal was the Chief Compliance Officer. Other employers include Fifth Third Bank where he was a Vice President and Director of Compliance; while employed by Vestax Securities he was a Vice President and a Chief Compliance Officer. Mr. Betchkal was also the Staff Attorney at The Ohio Division of Securities for Broker/Dealer and Enforcement Sections. Mr. Betchkal was born in 1963. He received his Bachelor of Arts Degree from Fairfield University in May 1986. Mr. Betchkal received his law Juris Doctor from The Ohio State University College of Law, in 1989.

Michael Black

Mr. Black is the Treasurer and Chief Financial Officer of Victory Capital Management. Mr. Black has been with KeyCorp since 2005 and joined Victory in 2008. Prior to his tenure as Chief Financial Officer, Mr. Black was Vice President and Senior Finance Manager for the Real Estate Capital line of business and has 12 years of experience in the financial services industry. Mr. Black was born in 1970. Prior to joining Key, Mr. Black was Finance Manager for Regional Banking at FleetBoston Financial. Mr. Black holds a Bachelor of Science degree in Business Administration from Northeastern University.

David C. Brown

Mr. Brown is Co-Chief Executive Officer with Victory Capital Management Inc. Mr. Brown also serves as a Trustee for the Victory Funds. Mr. Brown is a Director on the Victory Capital Management Board of Directors, a member of Austin Capital Management’s Board of Directors and a member of KeyCorp Executive Council. Mr. Brown serves as Co-Chair of the Victory Capital Management Committee and is a Director on the Board of Directors of Victory Capital Advisors. Prior to joining Victory in 2004, Mr. Brown spent five years at Gartmore Global Investments in a number of management positions. Mr. Brown also served as Chief Financial Officer and Chief Operating Officer of Gartmore Emerging Managers, LLC. Prior to joining Gartmore, Mr. Brown worked for Ernst & Young as a manager in the Assurance and Advisory Business Services unit. Mr. Brown was born in 1972. Mr. Brown received his Bachelor of Arts Degree in Political Science and Accounting from Ursinus College in May of 1994 and his Master Degree in Business Administration from Case Western Reserve University in May 2007. Mr. Brown is also a Certified Public Accountant. Mr. Brown also maintains FINRA Series 7 securities license.

Kenneth F. Fox

Mr. Fox is the Chief Compliance Officer of Victory Capital Management Inc., Victory Capital Advisers, and Austin Capital Management, LTD. Mr. Fox joined KeyCorp as an Associate Vice President in 1997. Mr. Fox was Vice President of Key Investments Inc. from 1997 to 1999 and First Vice President and Assistant Director of Compliance at McDonald Investments Inc. from 1999 to 2001. Mr. Fox was born in 1967. Mr. Fox received his Bachelor of Arts Degree in International Business from Bowling Green State University in 1990 and his Master of Arts Degree in Business Administration from Cleveland State University in 1998. Mr. Fox also maintains FINRA Series 7, 9, 10, 23 and 66 securities licenses.

Leslie Globits

Mr. Globits is the CIO and lead portfolio manager of the Mid Cap Equity strategy. Mr. Globits is responsible for investment management for all Mid Cap Equity vehicles, including institutional portfolios, the Victory Special Value Fund, and the common and collective funds. Mr. Globits has been a member of the Mid Cap Equity team since 2003. Mr. Globits joined Victory and/or an affiliate in 1987 following four years prior investment experience. Mr. Globits was born in 1958. Prior to joining Victory, Mr. Globits served as a senior financial analyst for KeyCorp, senior financial officer for Ameritrust, KeyCorp’s former entity, financial analyst for TransOhio Savings Bank, and an economist for Currency Brokers in Sydney, Australia. Mr. Globits received his

Bachelor of Arts Degree in Economics and History from The University of New South Wales (Sydney, Australia) in 1984 and his Master of Business Administration Degree in Finance from Cleveland State University in 1991.

Richard A. Janus

Mr. Janus is the CIO and lead portfolio manager of the Convertible Securities strategy. Mr. Janus joined Key in 1977 following three years prior investment experience. Mr. Janus was born in 1947. Mr. Janus received his Bachelor of Science Degree from David N. Myers University in 1969 and a Master of Economics Degree from Cleveland State University in 1977. Mr. Janus is also a Chartered Financial Analyst Charterholder and a Certified Financial Planner.

Matthias A. Knerr

Mr. Knerr is the CIO and lead portfolio manager of the International Large Cap Equity strategies. He has 13 years of investment experience. Mr. Knerr was born in 1973. Prior to joining Victory Capital Management in 2008, Mr. Knerr worked for Deutsche Asset Management, where he was a managing director and portfolio manager. Mr. Knerr holds a Bachelor of Science from Pennsylvania State University and is a Chartered Financial Analyst Charterholder.

Margaret Lindsay

Ms. Lindsay is the CIO and lead portfolio manager of the International Small Cap Equity strategies. Ms. Lindsay joined Victory in 2006. Prior to joining Victory, Ms. Lindsay was Director of Global Small Cap Equity at Fiduciary Trust, a subsidiary of Franklin Templeton. Ms Lindsay was born in 1951. Ms. Lindsay received her Bachelor of Arts Degree in History and German Literature from Dickinson College in 1973. Ms. Lindsay also received her Master of Science Degree in Information Science from Drexel University in 1974 and her Master of Business Administration in International Finance from The Wharton School at the University of Pennsylvania in 1981. Ms. Lindsay is also fluent in German.

Erick F. Maronak

Mr. Maronak is the CIO and lead portfolio manager of the Large Cap Growth Equity strategy. Prior to joining Victory, Mr. Maronak was a Portfolio Manager and the Director of Research in the Campbell Cowperthwait division of US Trust Company. Mr. Maronak joined US Trust Company in 1990. Mr. Maronak was born in 1966. Mr. Maronak received his Bachelor of Science in Economics Degree from the City University of New York, Queens College, in 1990 and a Master of Business Administration Degree in Finance from St. John’s University in 1996.

Gary H. Miller

Mr. Miller is the CIO and lead portfolio manager of the Small Cap Value Equity and Mid Cap Value Equity strategies. Mr. Miller joined Victory and/or an affiliate in 1987. Mr. Miller co-manages the Victory Established Value Fund and the Victory Small Company Opportunity Fund. Mr. Miller was born in 1964. Mr. Miller received his Bachelor of Arts Degree in Business Administration majoring in Accounting from the University of

Cincinnati in 1994 and his Master of Business Administration Degree from Xavier University in 2002.

Chris A. Ohmacht

Mr. Ohmacht is Co-Chief Executive Officer and Co-President with Victory Capital Management Inc. He is responsible for oversight of all client activities on a global basis. Mr. Ohmacht is a member of the Victory Capital Management Board of Directors and co-chairs Victory’s Management Committee. He joined the firm in 1999 following 12 years of experience in the investment management industry. Prior to joining Victory, Mr. Ohmacht held various sales and relationship management positions as a Vice President at Bank of New York, Associate Director at Swiss Bank Corporation and Senior Relationship Manager at First Fidelity Bank. Mr. Ohmacht was born in 1966. Mr. Ohmacht holds a Bachelor of Arts degree from Moravian College and a Master of Business Administration from Pace University. He is a CFA charterholder, and is a member of the CFA Institute and the New York Society of Securities Analysts. Additionally, he holds Series 7, 24 and 66 licenses.

Gregory N. River

Mr. River is Head of Investments for Victory Capital Management Inc. In this role, he is responsible for all investment teams, research, risk management and trading. Mr. River joined Victory and/or an affiliate in 2006 following over twenty years of experience in financial services and technology. Mr. River is a member of the Senior Management Committee. Prior to joining the firm, Mr. River was Senior Vice President at Callan Associates, and was responsible for mutual fund board advisory services in addition to strategic investment consulting assignments. Prior to joining Callan, Mr. River was President and Chief Operating Officer of U.S. Foursis Systems Sales, a U.S. subsidiary of a $150 million multinational R&D print technology company. Other past positions include Vice President of Marketing for OffRoad Capital, a premier internet-based private equity investment bank, and President of Paladin Consulting, which provided management consulting services for mutual fund companies, banks and brokerage firms. In addition, Mr. River was Vice President and Senior Consultant with SEI Investments, where he served as a business development executive and regional sales manager. Mr. River was born in 1954. Mr. River received his Bachelor of Arts Degree in Humanities from The University of Chicago in 1979.

Ernest C. Pelaia

Mr. Pelaia is the CIO and Lead Portfolio Manager of Victory’s Passive Investments strategy. He is responsible for portfolio management for all of Victory’s Passive Investment strategies, both fixed income and equities. In addition, he has experience with risk management for Taxable Fixed Income portfolios, specifically quantitative interest rate and credit sector risk management, and is the government sector specialist for Taxable Fixed Income strategies Mr. Pelaia joined Victory in 1999 following 8 years prior investment experience. Prior to joining Victory, he served as an Assistant Vice President and Trader for KeyCorp’s Funds and Investment Management Department. Mr. Pelaia was born in 1967. Mr. Pelaia holds a Bachelor of Arts in Business Economics from The College of Wooster.

Arvind K. Sachdeva

Mr. Sachdeva is the CIO and lead portfolio manager of the Large Cap Value and Deep Value strategies. Mr. Sachdeva is also a Senior Portfolio Manager and a Senior Managing Director for Victory. Mr. Sachdeva joined Victory in 2000, following sixteen years prior investment experience. Prior to his tenure with the firm, he served as Deputy Chief Investment Officer and Director of Research at Dean Investments. Mr. Sachdeva was born in 1959. Mr. Sachdeva received his Bachelor of Arts Degree in Business Administration from Georgia State University in 1981. Mr. Sachdeva is also a Chartered Financial Analyst Charterholder.

Paul A. Toft

Mr. Toft is the CIO and Lead Portfolio Manager of Victory’s Municipal Investments strategy. Mr. Toft is responsible for portfolio management for Tax-Exempt Funds, as well as individual municipal portfolios for high net worth clients. He also heads the Tax-Exempt team. He joined Victory and/or an affiliate in 1994 following 4 years prior investment experience. Prior to joining Victory, he was a Vice President with Nike Securities (First Trust) and an Assistant Vice President with Van Kampen Merritt. Mr. Toft was born in 1964. Mr. Toft holds a Bachelor of Arts from Wheaton College and a Master of Business Administration from the J.L. Kellogg Graduate School of Management at Northwestern University. He is also a CFA charterholder.

Robert L. Wagner

Mr. Wagner is Chairman of the Board of Directors with Victory Capital Management Inc.. He is also a member of the KeyCorp Executive Council. Previous to his appointment as President in 2004, Mr. Wagner served as President and Chief Executive Officer of Gartmore Emerging Managers, LLC, as well as Executive Vice President of Institutional Markets. Prior to joining Gartmore in 2002, Mr. Wagner was with JMI Equity Fund and served as President and Chief Executive Officer of one of their privately held venture-backed companies that provided technology and consulting solutions to the financial services market. Prior to JMI Equity, Mr. Wagner served as President of the Institutional Markets Division at Pilgrim Baxter & Associates. Mr. Wagner also spent thirteen years with SEI Investments, in a number of executive management positions. Mr. Wagner was born in 1954. Mr. Wagner received his Bachelor of Arts Degree in Business Administration from Western Illinois University in 1976. Mr. Wagner also maintains FINRA Series 7 and 63 securities license.

C. Stephen Wesselkamper

Mr. Wesselkamper is the CIO and Lead Portfolio Manager of Victory’s Money Market Investments strategy. Mr. Wesselkamper is responsible for the management of short-term structured cash and money market portfolios and also formulates Victory’s economic forecasts. He joined Victory in 1983 following 5 years prior investment experience. Mr. Wesselkamper was born in 1951. Mr. Wesselkamper holds a Bachelor of Science from the University of Cincinnati and a Master of Business Administration from Xavier University.

Richard G. Zeiger

Mr. Zeiger is Senior Vice President and Managing Counsel for KeyBank National Association and also the Secretary of Victory. Prior to joining the Bank’s predecessor in 1990, Mr. Zeiger worked in private practice for five years. Mr. Zeiger was born in 1955. Mr. Zeiger received his Bachelor of Science Degree in Education from The Ohio State University in 1979 and his Juris Doctorate from Cleveland Marshall College of Law Cleveland State University, in 1982.

WADDELL & REED INVESTMENT MANAGEMENT COMPANY (“WRIMCO”)

Waddell & Reed Investment Management Company (“WRIMCO”) is an indirect subsidiary of Waddell & Reed Financial, Inc., a publicly held company. The address of these companies is 6300 Lamar Avenue, P.O. Box 29217, Shawnee Mission, Kansas 62201-9217. WRIMCO and/or its predecessor have served as investment manager to each of the registered investment companies in the Waddell & Reed Advisors Funds, Ivy Funds Variable Insurance Portfolios and Waddell & Reed InvestEd Portfolios since each company’s inception.

WRIMCO Directors and Officers

HENRY J. HERRMANN

President and CEO (since 1993), Director (since 1991), and Chairman of the Board (since 2005)

Hire Year 1971

Education: New York University – BS 1966 Chartered Financial Analyst

MIKE L. AVERY

Executive Vice President and Executive Vice President (since 2005) and Director (since 2007)

Hire Year 1981

Education: University of Missouri – BS, Saint Louis University - MBA 1981

PHILIP J. SANDERS

Senior Vice President (since 2000) and Chief Investment Officer (since 2010)

Hire Year: 1998

Education: University of Michigan - BA 1980, University of North Carolina at Charlotte - MBA 1986, Chartered Financial Analyst

JOHN E. SUNDEEN, JR.

Director (since 2001), Executive Vice President and Chief Administrative Officer (since 2004)

Hire Year 1983

Education: University of Kansas – BS 1983, University of Missouri/Kansas City - MBA, 1986 Chartered Financial Analyst

GILBERT C. SCOTT

Senior Vice President and Portfolio Manager (since 2003)

Hire Year 1997

Education: University of Massachusetts- BBA 1989, University of Texas- MBA 1995, Chartered Financial Analyst

BRENT K. BLOSS

Treasurer (since 2004)

Hire Year 2002

Education: Southwest Missouri State University-B.S. in Accounting 1991, C.P.A.

LAWRENCE J. CIPOLLA

Chief Operations Officer and Senior Vice President (since 2004)

Hire Year 1995

Education: University of Missouri at Warrensburg, University of Missouri at Kansas City, University of Wisconsin Graduate School of Banking

DANIEL P. CONNEALY

Chief Financial Officer and Senior Vice President (since 2004) and Director (since 2005)

Hire Year 2004

Education: Rockhurst University (1968) - BSBA in Accounting, C.P.A.

WENDY J. HILLS

Associate General Counsel (since 2000), Secretary (since 2004), and Senior Vice President (since 2007)

Hire Year 1998

Education: University of Kansas - BA, 1993, University of Kansas - School of Law 1997

KRISTEN A. RICHARDS

Associate General Counsel (since 2000), Chief Compliance Officer (since 2001), and Senior Vice President (since 2007)

Hire Year 1995

Education: University of Kansas - BA, 1991, University of Kansas - School of Law – JD, 1994.

DANIEL C. SCHULTE

Senior Vice President and General Counsel (since 2000)

Hire Year 1998

Education: Bethel College - BS, 1988 University of Kansas - School of Law – JD, 1992

WELLINGTON MANAGEMENT COMPANY, LLP (“WELLINGTON MANAGEMENT”)

The principal business address of Wellington Management Company, LLP is 75 State Street, Boston, Massachusetts 02109. Wellington Management Company, LLP is an investment adviser registered under the Investment Advisers Act of 1940. During the last two fiscal years, no partner of Wellington Management Company, LLP, the Fund’s investment subadviser, has engaged in any other business, profession, vocation or employment of a substantial nature other than that of the business of investment management.

The following persons are principal executive officers of Wellington Management and are located at the address listed above:

Name	Title

Charles S. Argyle	Managing Director, Partner and Executive Committee Member

Edward P. Bousa	Senior Vice President, Partner and Executive Committee Member

Cynthia M. Clarke	Senior Vice President, Partner and Chief Legal Officer

Wendy M. Cromwell	Senior Vice President, Partner and Executive Committee Member

Selwyn J. Notelovitz	Senior Vice President, Partner and Chief Compliance Officer

Saul J. Pannell	Senior Vice President, Partner and Executive Committee Member

Phillip H. Perelmuter	Senior Vice President, Managing Partner and Executive Committee Member

Edward J. Steinborn	Senior Vice President, Partner and Chief Financial Officer

Brendan J. Swords	Senior Vice President, Managing Partner and Executive Committee Member

Perry M. Traquina	President, Chief Executive Officer, Managing Partner and Executive Committee Member

Vera M. Trojan	Senior Vice President, Partner and Executive Committee Member

James W. Valone	Senior Vice President, Partner and Executive Committee Member

WESTERN ASSET MANAGEMENT COMPANY (“WESTERN ASSET”)

Western Asset Management Company – 385 E. Colorado Blvd., Pasadena, CA 91101

Western Asset Management Company

Directors

James W. Hirschmann

Jeffrey A. Nattans

Officers

Bruce D. Alberts	Chief Financial Officer
Brett B. Canon	Director of Risk Management and Operations
James J. Flick	Director of Global Client Service and Marketing
Daniel E. Giddings	Assistant Secretary
James W. Hirschmann	President and Chief Executive Officer
Gavin L. James	Director of Portfolio Operations
Charles A. Ruys de Perez	Secretary, General Counsel and Head of Legal and Compliance

Unless otherwise indicated, no additional offices are held by the persons listed above.

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
Jeffrey A. Nattans Director

Legg Mason, Inc.

Legg Mason International Holdings, LLC

Clearbridge Advisors, LLC

Clearbridge Asset Management, Inc.

Global Currents Investment Management, LLC

Legg Mason Investment Counsel, LLC

Royce & Associates, LLC

3040692 Nova Scotia Company

Barrett Associates, Inc.

Bartlett & Co.

Legg Mason Capital Management, Inc

Legg Mason Real Estate Capital, Inc

Legg Mason Real Estate Capital, Inc. II

PCM Holdings I, Inc.

PCM Holdings II, Inc.

Western Asset Management Company Limited;

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Executive Vice President

Manager and Vice President

Manager

Manager

Manager

Manager

Manager

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

James W. Hirschmann Chief Executive Officer and Director	Western Asset Management Company Limited	Director

WESTERN ASSET MANAGEMENT LIMITED (“Western Asset Limited”)

Western Asset Management Company Limited – 10 Exchange Square, Primrose Street, London EC2A 2EN, United Kingdom

Western Asset Management Company Limited

Directors

James W. Hirschmann
Ronald Dewhurst
Thomas P. Lemke
Charles A. Ruys de Perez
Michael B. Zelouf

Officers

James W. Hirschmann	Managing Director
Suzanne Taylor-King	Finance Officer
Michael B. Zelouf	Director of International Business and Head of London Operations

Unless otherwise indicated, no additional offices are held by the persons listed above.

NAME AND POSITION WITH WESTERN ASSET	NAME OF COMPANY AND/OR PRINCIPAL BUSINESS OTHER THAN WESTERN ASSET	CAPACITY
Ronald Dewhurst	Legg Mason Asset Management Australia	Director
Director	Legg Mason Asset Management Japan	Director
	Legg Mason Holdings Limited	Director
	Western Asset Management Company Ltd	Director
	Western Asset Management Company Pty Ltd	Director
	Western Asset Management Company Pty Ltd	Director
	Western Asset Management (UK) Holdings Limited	Director
	Legg Mason Asset Management Australia	Director
	Legg Mason Asset Management Japan	Director
	Legg Mason Holdings Limited Legg Mason Poland I Legg Mason Poland II	Director Member Supervisory Board Member Supervisory Board

Thomas P. Lemke	Barrett Associates	Director
Director	Legg Mason Capital Management	Director
	Royce Associates, LLC	Manager
	Legg Mason Inc.	Senior Vice President and General Counsel

Jefferey A. Nattans Director

Legg Mason, Inc.

Legg Mason International Holdings, LLC

Clearbridge Advisors, LLC

Clearbridge Asset Management, Inc.

Global Currents Investment Management, LLC

Legg Mason Investment Counsel, LLC

Royce & Associates, LLC

3040692 Nova Scotia Company

Barrett Associates, Inc.

Bartlett & Co.

Legg Mason Capital Management, Inc

Legg Mason Real Estate Capital, Inc

Legg Mason Real Estate Capital, Inc. II

PCM Holdings I, Inc.

PCM Holdings II, Inc.

Western Asset Management Company

Western Asset Management Company Ltd.;

Western Asset Management Company Pty Ltd;

Western Asset Management (UK) Holdings Limited;

Western Asset Management Company Pte, Ltd

Executive Vice President

Manager and Vice President

Manager

Manager

Manager

Manager

Manager

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

Director

James W. Hirschmann III	Western Asset Management Company	Director
Managing Director and Director

Michael B. Zelouf	Western Asset Management Company Ltd	Director
Director	Western Asset Management Company Pty Ltd	Director
	Western Asset Management Company Pte, Ltd	Director
	Western Asset Management Company Ltd	Director

Addresses for Item 31:

3040692 Nova Scotia Company (“NS”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

The Baltimore Company (“The Baltimore Co”)

100 International Drive

Baltimore, MD 21202

Barrett Associates, Inc. (“Barrett”)

565 Fifth Avenue

New York, NY 10017

Bartlett & Co. (“Bartlett”)

36 East Fourth Street

Cincinnati, OH 45202

Batterymarch Financial Management, Inc. (“Batterymarch”)

200 Clarendon Street

Boston, MA 02116

Batterymarch GP, LLC

200 Clarendon Street

Boston, MA 02116

BMML, Inc. (“BMML”)

100 International Drive

Baltimore, MD 21202

Brandywine Global Investment Management, LLC (“Brandywine”)

2929 Arch Street, 8th Floor

Philadelphia, PA 19104

Brandywine Global Investment Management (“BGIM”)

Level 9, Leaf B, Tower 42

25 Old Broad Street

London, England EC2N 1HQ

Brandywine Global Investment Management (Asia) Pte Ltd. (“Brandywine Singapore”)

36 Robinson House, #18

City House

Singapore

BRE Group, Inc. (“BRE”)

36 East Fourth Street

Cincinnati, OH 45202

Citi Fund Management Inc. (“Citi Funds”)

100 First Stamford Place

Stamford, CT 06902-6729

Clearbridge Advisors, LLC (“Clear Adv”)

620 Eight Avenue

New York, NY 10018

Clearbridge Asset Management, Inc. (“Clear Asset”)

620 Eight Avenue

New York, NY 10018

Fairfield Group, Inc. (“FG”)

200 Gibraltor Road

Horsham, PA 19044

Gray Seifert & Co (“GS”)

100 International Drive

Baltimore, MD 21202

Global Currents Investment Management, LLC (“GCIM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Capital Management, Inc. (“LMCM”)

100 International Drive

Baltimore, MD 21202

Legg Mason Canada Holdings Ltd. (“LM Canada Hldg”)

44 Chipman Hill, 10th Floor

St. John, New Brunswick E2L 4S6

Canada

Legg Mason Charitable Foundation, Inc. (“LMCF”)

100 International Drive

Baltimore, MD 21202

Legg Mason Fund Adviser, Inc. (“LMFA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Funding, Corp. (“LMFC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Global Asset Allocation, LLC (“LMGAA”)

620 8th Ave.

New York, NY 10018

Legg Mason, Inc.

100 International Drive

Baltimore, MD 21202

Legg Mason & Co. LLC (“LeggCo”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings, LLC (“LMIH”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings II, LLC (“LMIH II”)

100 International Drive

Baltimore, MD 21202

Legg Mason International Holdings (Chile), LLC (“LMIH Chile”)

El Regidor N° 66

Piso 10

Las Condes, Santiago

Chile

Legg Mason Investment Counsel, LLC (“LMIC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investor Services, LLC “(LMIS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Marketing Co, LLC (“LM Marketing”)

100 International Drive

Baltimore, MD 21202

Legg Mason Partners Fund Advisor, LLC (“LMPFA”)

399 Park Ave.

New York, NY 10022

Legg Mason Political Action Committee (“LMPAC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Properties, Inc. (“LM Properties”)

5955 Carnegie Boulevard

Suite 200

Charlotte, NC 28209

Legg Mason Real Estate Capital, Inc. (“LMREC”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Capital, Inc. II (“LMREC II”)

10880 Wilshire Blvd., Suite 1750

Los Angeles, CA 90024

Legg Mason Real Estate Investors, Inc. (“LMREI”)

100 International Drive

Baltimore, MD 21202

Legg Mason Commercial Real Estate Services, Inc. (“LMCRES”)

100 International Drive

Baltimore, MD 21203

Legg Mason Real Estate Securities Advisors, Inc. (“LMRESA”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Capital, Inc. (“LMRC”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Group, Inc. (“LMRG”)

100 International Drive

Baltimore, MD 21202

Legg Mason Realty Partners, Inc. (“LMRP”)

100 International Drive

Baltimore, MD 21202

Legg Mason Technology Services, Inc. (“LMTS”)

100 International Drive

Baltimore, MD 21202

Legg Mason Tower, Inc. (“LM Tower”)

100 International Drive

Baltimore, MD 21202

Legg Mason Investment Counsel & Trust Company, N.A. (“LMIC”)

100 International Drive

Baltimore, MD 21202

LM BAM, Inc. (“LM BAM”)

46 Public Square, Suite 700

Wilkes Barre, PA 18701

LM Capital Company (“LMCC”)

100 International Drive

Baltimore, MD 21202

LM Capital Support I (“LMCS I”)

100 International Drive

Baltimore, MD 21202

LM Capital Support II (“LMCS II”)

100 International Drive

Baltimore, MD 21202

LM Capital Support III (“LMCS III”)

100 International Drive

Baltimore, MD 21202

LM Capital Support IV (“LMCS IV”)

100 International Drive

Baltimore, MD 21202

LM Capital Support V (“LMCS V”)

100 International Drive

Baltimore, MD 21202

LM Holdings, Limited (“LM Holdings”)

155 Bishopsgate

London EC2M 3TY

England

LMRC II, Inc. (“LMRC II”)

100 International Drive

Baltimore, MD 21202

LMRC Properties, Inc. (“LMRC Properties”)

100 International Drive

Baltimore, MD 21202

LMM LLC (“LMM”)

100 International Drive

Baltimore, MD 21202

LMRES Holdings (“LMRES Hldgs”)

100 International Drive

Baltimore, MD 21202

PCM Holdings I, Inc. (“PCM I”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

PCM Holdings II, LLC (“PCM II”)

8889 Pelican Bay Boulevard, Suite 500

Naples, FL 34108-7512

Permal Asset Management, Inc. (“Permal”)

900 Third Ave. 28th Floor

New York, NY 10022

Royce & Associates, LLC (“Royce”)

1414 Avenue of the Americas

New York, NY 10019

Smith Barney Fund Management (“SBFM”)

300 First Stamford Place

Stamford, CT 06902

Western Asset Management Company (“WAM”)

385 East Colorado Boulevard

Pasadena, CA 91101

Western Asset Management Company Limited (“WAMCL”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Ltd (“WAM Tokyo”)

Ote Center Building

1-1-3 Otemachi Chiyoda-ku

Tokyo 100-0004

Japan

Western Asset Management Company Pty Ltd (“WAM Australia”)

Level 13

120 Collins Street

GPO Box 507

Melbourne Victoria 3000

Australia

Western Asset Management (UK) Holdings Limited (“WAMCO Hldgs Ltd”)

10 Exchange Square

Primrose Street

London EC2A 2EN

England

Western Asset Management Company Pte, Ltd (“WAM Singapore”)

1 George Street, #23-01

Singapore 049145

Item 32:	Principal Underwriters

(a)     MML Distributors LLC is the General Distributor of the Trust Shares.

(b)     MML Distributors, LLC is the general distributor for the Registrant.

The following are the names and positions of the officers and directors of MML Distributors, LLC, whose principal office is 1295 State Street, Springfield, Massachusetts 01111-0001:

Elaine A. Sarsynski, Chief Executive Officer, President and Springfield OSJ Supervisor (since 7/21/2009), MML Distributors, LLC; RS Supervisor (since 1/21/2009) and Director (since 11/10/2005), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chairman and Chief Executive Officer, MassMutual International LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Michael Fanning, Member Representative (MassMutual and MassMutual Holding LLC (since 7/15/2009)) and Insurance Operations Supervisor (since 6/29/10), MML Distributors, LLC; Chairman of the Board and Chief Executive Officer (since 12/3/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Executive Vice President and Head of U.S. Insurance Group, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Robert S. Rosenthal, Vice President (since 10/15/2004), Chief Legal Officer (since 10/26/2006) and Secretary (since 10/26/2006), MML Distributors, LLC; Chief Legal Officer, Vice President, Associate General Counsel and Secretary (since 12/4/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Chief Legal Officer and Secretary (since 3/7/2005), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Susan Scanlon, Vice President (since 9/29/2009), MML Distributors, LLC; and Vice President, USIG Compliance, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Eric H. Wietsma, Vice President (since 12/9/2009), Retirement Services Supervisor (since 12/5/2006) and Fund Product Distribution Officer (since 12/21/2007), MML Distributors, LLC; and Senior Vice President (Retirement Services), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Richard Zayicek, Vice President (since 04/27/11) and National Sales Supervisor (since 12/14/2010), MML Distributors, LLC, 200 Cape Cod Way, Mooresville, NC 28117; National Sales Supervisor (since 12/14/2010), MML Investors Services, LLC, 200 Cape Cod Way, Mooresville, NC 28117; and Sales Manager, USIG-National Sales, MassMutual, 200 Cape Cod Way, Mooresville, NC 28117.

Edward K. Duch, III, Assistant Secretary (since 10/15/2004), MML Distributors, LLC; Assistant Secretary (since 3/8/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 3/8/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Jennifer L. Dupuis-Krause, Assistant Secretary (since 4/21/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Legal Specialist-Law, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Christine Peaslee, Assistant Secretary (since 5/15/2008), MML Distributors, LLC; Assistant Secretary (since 5/15/2008), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Secretary (since 7/14/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001 and Vice President, Corporate Secretary and Associate General Counsel, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

William H. McCauley, Jr., Chief Financial Officer and Treasurer (since 9/16/2009) and Assistant Vice President (since 12/21/2007), MML Distributors, LLC; Chief Financial Officer, Treasurer and Assistant Vice President (since 9/16/2009), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Treasurer and Financial Operations Principal (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Bruce C. Frisbie, Assistant Treasurer (since 5/9/2005), MML Distributors, LLC; Assistant Treasurer (since 11/29/2004), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Assistant Treasurer (since 4/22/2008), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President and Associate Treasurer, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Kevin LaComb, Assistant Treasurer (since 5/6/2003), MML Distributors, LLC; Assistant Treasurer (since 11/28/2001), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, Corporate Tax, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Donna Watson, Cash and Trading Supervisor (since 5/20/2006) and Assistant Treasurer (since 5/20/2006), MML Distributors, LLC; and Director-RS Fund Operations, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Barbara Upton, Chief Compliance Officer (since 8/19/2009) and Assistant Vice President (since 3/26/2009), MML Distributors, LLC; and Assistant Vice President (Retirement Services-Compliance), MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Kathy Rogers, Continuing Education Officer (since 2/27/2006), MML Distributors, LLC; and Continuing Education Officer (since 3/14/2006), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001.

Stephen Alibozek, Entity Contracting Officer (since 10/21/2008), MML Distributors, LLC; and Director-USIG Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Mark Larose, Registration Manager (since 11/10/2009), MML Distributors, LLC; Co-Chief Operations Officer (since 1/6/2009), Assistant Vice President (since 10/20/2009), and Registration Manager (since 9/16/2009), and Call Center Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; Registration Manager (since 9/16/2009), MMLISI Financial Alliances, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Assistant Vice President, USIG-Sales and Distribution, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Domenic Luppino, Chief Technology Officer (since 4/27/2011), MML Distributors, LLC; Vice President (since 4/18/11), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Business and Technology Solutions, MassMutual, 1295 State Street, Springfield, Massachusetts 01111-0001.

Melissa Millan, USIG Product/Sales Supervisor (since 10/21/2008), MML Distributors, LLC; Director (since 5/3/2007) and Variable Life Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Senior Vice President, USIG, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Richard J. Byrne, Variable Annuity Supervisor and Variable Annuity Product Distribution Officer (since 11/10/2009), MML Distributors, LLC; Variable Annuity Product Distribution Officer (since 10/20/2009) and Variable Annuity Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Annuity Products, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Amy Ferrero, Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 6/29/2010), MML Distributors, LLC; Variable Life Product Distribution Officer and Executive Benefits Product Distribution Officer (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Product Management, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

Michele White, Enfield OSJ Supervisor (since 11/10/2009), MML Distributors, LLC; Insurance Operations Supervisor (since 8/4/2010), MML Investors Services, LLC, 1295 State Street, Springfield, Massachusetts 01111-0001; and Vice President, USIG-Service and Operations, MassMutual, 100 Bright Meadow Boulevard, Enfield, Connecticut 06082-1981.

The business address for the officers and directors of MML Distributors, LLC is 1295 State Street, Springfield, Massachusetts 01111-0001.

(c) Not Applicable.

Item 33:	Location of Accounts and Records

Each account, book or other document required to be maintained by Registrant pursuant to Section 31(a) of the Investment Company Act of 1940 and Rules 31a-1 to 31a-3 thereunder are maintained as follows:

(Declaration of Trust and Bylaws)

MassMutual Select Funds

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as investment adviser)

Massachusetts Mutual Life Insurance Company

1295 State Street

Springfield, Massachusetts 01111-0001

(With respect to its services as subadviser)

Barrow, Hanley, Mewhinney & Strauss, LLC

JPMorgan Chase Tower

2200 Ross Avenue

31st Floor

Dallas, Texas 75201

(With respect to its services as subadviser)

BlackRock Investment Management, LLC

1 University Square

Princeton, New Jersey 08540

(With respect to its services as subadviser)

Brandywine Global Investment Management, LLC

2929 Arch Street, 8th Floor

Philadelphia, Pennsylvania 19104

(With respect to its services as subadviser)

Davis Selected Advisers, L.P.

2949 East Elvira Road, Suite 101

Tucson, Arizona 85756

(With respect to its services as subadviser)

Delaware Management Company

2005 Market Street

Philadelphia, Pennsylvania 19103

(With respect to its services as subadviser)

Eagle Asset Management, Inc.

880 Carillon Parkway

St. Petersburg, Florida 33716

(With respect to its services as subadviser)

EARNEST Partners, LLC

1180 Peachtree Street, Suite 2300

Atlanta, Georgia 30309

(With respect to its services as subadviser)

Federated Clover Investment Advisors

400 Meridian Centre

Suite 200

Rochester, New York 14618

(With respect to its services as subadviser)

Frontier Capital Management Company, LLC

99 Summer Street

Boston, Massachusetts 02110

(With respect to its services as subadviser)

Harris Associates L.P.

2 North LaSalle Street

Chicago, Illinois 60602

(With respect to its services as subadviser)

J.P. Morgan Investment Management Inc.

270 Park Avenue

New York, New York 10017

(With respect to its services as subadviser)

Loomis, Sayles & Company, L.P.

One Financial Center

Boston, Massachusetts 02111

(With respect to its services as subadviser)

Massachusetts Financial Services Company

500 Boylston Street

Boston, Massachusetts 02116

(With respect to its services as subadviser)

NFJ Investment Group LLC

2100 Ross Avenue

Suite 700

Dallas, Texas 75201

(With respect to its services as subadviser)

Northern Trust Investments, Inc.

50 South LaSalle Street

Chicago, Illinois 60603

(With respect to its services as subadviser)

Pacific Investment Management Company LLC

840 Newport Center Drive

Newport Beach, California 92660

(With respect to its services as subadviser)

Pyramis Global Advisors, LLC

900 Salem Street

Smithfield, Rhode Island 02917

(With respect to its services as subadviser)

Rainier Investment Management, Inc.

601 Union Street

Seattle, Washington 98101

(With respect to its services as subadviser)

Sands Capital Management, LLC

1101 Wilson Boulevard, Suite 2300

Arlington, Virginia 22209

(With respect to its services as subadviser)

Systematic Financial Management, L.P.

300 Frank W. Burr Boulevard

Glenpointe East, 7th Floor

Teaneck, New Jersey 07666

(With respect to its services as subadviser)

T. Rowe Price Associates, Inc.

100 East Pratt Street

Baltimore, Maryland 21202

(With respect to its services as subadviser)

The Boston Company Asset Management, LLC

BNY Mellon Center

201 Washington Street

Boston, Massachusetts 02108

(With respect to its services as subadviser)

Victory Capital Management Inc.

127 Public Square

Cleveland, Ohio 44114

(With respect to its services as subadviser)

Waddell & Reed Investment Management Company

6300 Lamar Avenue

Overland Park, Kansas 66202

(With respect to its services as subadviser)

Wellington Management Company, LLP

280 Congress Street

Boston, Massachusetts 02210

(With respect to its services as subadviser)

Western Asset Management Company

385 East Colorado Boulevard

Pasadena, California 91101

(With respect to its services as subadviser)

Western Asset Management Company Limited

10 Exchange Square

Primrose Street

London, EC 2A2EN, United Kingdom

(With respect to its services as Distributor)

MML Distributors, LLC

1295 State Street

Springfield, Massachusetts 01111-0001

and, c/o State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Sub-Administrator, Transfer Agent and Custodian)

State Street Bank and Trust Company

200 Clarendon Street, P.O. Box 9130

Boston, Massachusetts 02117-9130

(With respect to its services as Custodian)

Brown Brothers Harriman & Co.

40 Water Street

Boston, Massachussetts 02109

(With respect to their services as counsel)

Ropes & Gray LLP

The Prudential Tower

800 Boylston Street

Boston, Massachusetts 02199-3600

Item 34:	Management Services

Not Applicable.

Item 35:	Undertakings

(a) The Registrant hereby undertakes to call a meeting of shareholders for the purposes of voting upon the question of removal of a trustee or trustees, and to assist in communications with other shareholders as required by Section 16(c) of the Securities Act of 1933, as amended, but only where it is requested to do so by the holders of at least 10% of the Registrant’s outstanding voting securities.

(b) The Registrant undertakes to furnish each person to whom a prospectus is delivered with a copy of the Registrant’s latest annual report to shareholders, upon request and without charge.

(c) The assets of the offshore fund will be maintained at all times in accordance with the requirements of Section 17(f) of the Investment Company Act, except to the extent that doing so is not possible or reasonably practicable in light of the fact that the offshore fund is not an investment company registered with the Commission under the Investment Company Act.

(d) The Fund will maintain duplicate copies of the offshore fund’s books and records within the United States for use by its service providers, and the Commission and its staff will have access to the books and records consistent with the requirement of Section 31 of the Investment Company Act and the rules thereunder.

(e) The offshore fund will designate its custodian as agent in the United States for service of process in any suit, action or proceeding before the Commission or any appropriate court, and the offshore fund will consent to the jurisdiction of the U.S. courts and the Commission over it.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, as amended, and the Investment Company Act of 1940, as amended, the Registrant certifies that it meets all of the requirements for effectiveness of the Registration Statement pursuant to Rule 485(b) under the Securities Act of 1933 and the Registrant has duly caused this Post-Effective Amendment No. 63 to its Registration Statement to be signed on its behalf by the undersigned, thereto duly authorized, in the City of Springfield and the Commonwealth of Massachusetts as of the 7th day of December, 2011.

MASSMUTUAL SELECT FUNDS

By:	/s/ ERIC WIETSMA
Eric Wietsma President

Pursuant to the requirements of the Securities Act of 1933, as amended, this Post-Effective Amendment No. 63 to the Registration Statement has been signed by the following persons in the capacities as indicated as of the 7th day of December, 2011.

Signature	Title

/s/ ERIC WIETSMA Eric Wietsma	President and Chief Executive Officer

/s/ NICHOLAS H. PALMERINO Nicholas H. Palmerino	Chief Financial Officer and Treasurer

* Richard H. Ayers	Chairman and Trustee

* Allan W. Blair	Trustee

* Mary E. Boland	Trustee

* R. Alan Hunter, Jr.	Trustee

* Robert E. Joyal	Trustee

* F. William Marshall, Jr.	Trustee

* Elaine A. Sarsynski	Trustee

* Susan B. Sweeney	Trustee

*By:	/s/ ANDREW M. GOLDBERG
Andrew M. Goldberg Attorney-in-Fact

INDEX TO EXHIBITS

Exhibit No.	Title of Exhibit

A(2)	Form of Amended and Restated Agreement and Declaration of Trust

A(3)	Memorandum and Articles of Association of MassMutual Select Cayman Global Allocation Fund I, Ltd.

D(10)	Amendment to Investment Management Agreement between the Trust and MassMutual relating to the MassMutual Select BlackRock Global Allocation Fund

D(31)	Investment Subadvisory Agreement with Harris Associates L.P. for the MassMutual Select Focused Value Fund

D(42)	Investment Subadvisory Agreement with Harris Associates L.P. for the MassMutual Select Overseas Fund

D(45)	Investment Subadvisory Agreement with Wellington Management Company, LLP for the MassMutual Select Small Cap Growth Equity Fund

D(51)	Investment Subadvisory Agreement with Wellington Management Company, LLP for the MassMutual Select Fundamental Value Fund

D(67)	Investment Subadvisory Agreement with Wellington Management Company, LLP for the MassMutual Select Small Cap Value Equity Fund

D(69)	Investment Subadvisory Agreement with Delaware Management Company for the MassMutual Select Growth Opportunities Fund

D(79)	Amendment to Investment Subadvisory Agreement with BlackRock Investment Management, LLC for the MassMutual Select BlackRock Global Allocation Fund

D(81)	Investment Advisory Agreement with MassMutual Select Cayman Global Allocation Fund I, Ltd. and BlackRock Investment Management, LLC for MassMutual Select Cayman Global Allocation Fund I, Ltd.

E(2)	Schedule A to the Principal Underwriter Agreement

G(3)	Appendix A to the Custodian Agreement

G(6)	Global Custody Agreement with MassMutual Select Cayman Global Allocation Fund I, Ltd. and Brown Brothers Harriman & Co.

H(3)	Appendix A to the Transfer Agency Agreement

H(4)	Transfer Agency and Service Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company

H(10)	Appendix A to the Sub-Administration Agreement

H(11)	Administration Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company

H(12)	Accounting Services Agreement between MassMutual Select Cayman Global Allocation Fund I, Ltd. and State Street Bank and Trust Company

I(19)	Opinion of Counsel

N	Amended and Restated Rule 18f-3 Plan

P(8)	Code of Ethics for Harris Associates L.P.